EXPLANATORY NOTE

This Registration Statement is organized as follows:

Page
Thrivent Partner Utilities Portfolio	2
• Questions & Answers for Contractholders of Thrivent Partner Utilities Portfolio
• Notice of Special Meeting of Contractholders of Thrivent Partner Utilities Portfolio
• Prospectus/Proxy Statement Regarding Proposed Reorganization
Thrivent Partner Socially Responsible Bond Portfolio	34
• Questions & Answers for Contractholders of Thrivent Partner Socially Responsible Bond Portfolio
• Notice of Special Meeting of Contractholders of Thrivent Partner Socially Responsible Bond Portfolio
• Prospectus/Proxy Statement Regarding Proposed Reorganization
Thrivent Partner International Stock Portfolio	65
• Questions & Answers for Contractholders of Thrivent Partner International Stock Portfolio
• Notice of Special Meeting of Contractholders of Thrivent Partner International Stock Portfolio
• Prospectus/Proxy Statement Regarding Proposed Reorganization
Thrivent Large Cap Growth Portfolio II	100
• Questions & Answers for Contractholders of Thrivent Large Cap Growth Portfolio II
• Notice of Special Meeting of Contractholders of Thrivent Large Cap Growth Portfolio II
• Prospectus/Proxy Statement Regarding Proposed Reorganization
Thrivent Mid Cap Growth Portfolio II	128
• Questions & Answers for Contractholders of Thrivent Mid Cap Growth Portfolio II
• Notice of Special Meeting of Contractholders of Thrivent Mid Cap Growth Portfolio II
• Prospectus/Proxy Statement Regarding Proposed Reorganization
Statement of Additional Information Regarding the Proposed Reorganizations
Part C Information
Exhibits

Questions & Answers

For Contractholders of Thrivent Partner Utilities Portfolio

Although we recommend that you read the complete Prospectus/Proxy Statement, we have provided the following questions and answers to clarify and summarize the issues to be voted on.

Q: Why is a contractholder meeting being held?

A: A special meeting of contractholders (the “Meeting”) of Thrivent Partner Utilities Portfolio (the “Target Portfolio”) is being held to seek contractholder approval of a reorganization (the “Reorganization”) of the Target Portfolio into Thrivent Diversified Income Plus Portfolio (the “Acquiring Portfolio”), a fund that pursues a substantially similar investment objective as the Target Portfolio. Please refer to the Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Portfolio.

Q: Why is the Reorganization being recommended?

A: After careful consideration, the Board of Directors (the “Board”) of Thrivent Series Fund, Inc. (the “Fund”) has determined that the Reorganization will benefit the Target Portfolio’s contractholders and recommends that you cast your vote “FOR” the proposed Reorganization. The Target Portfolio and the Acquiring Portfolio have substantially similar investment objectives, and each is a diversified series of the Fund, an open-end investment company registered under the Investment Company Act of 1940. Thrivent Financial for Lutherans (“Thrivent Financial”) is the investment adviser for the Target Portfolio and the Acquiring Portfolio.

The Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) the advisory fee that these contractholders bear will decrease as a result of the Reorganization; (ii) the operating expenses that these contractholders bear will likely decrease as a result of the Reorganization; and (iii) contractholders will become contractholders in a larger combined portfolio, which increase the potential of realizing economies of scale whereby certain administrative costs may be spread across the combined portfolio’s larger asset base and, therefore, may increase the combined portfolio’s overall efficiency in the long term.

Q: Who can vote?

A: Owners of the variable contracts funded by the Target Portfolio and shareholders of the Target Portfolio (e.g., mutual funds affiliated with Thrivent Financial) are entitled to vote. Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), the sponsors of your variable contracts, will cast your votes according to your voting instructions. If no timely voting instructions are received, any shares of the Target Portfolio attributable to a variable contract will be voted by Thrivent Financial or Thrivent Life in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation. If a voting instruction form is returned with no voting instructions, the shares of the Target Portfolio to which the form relates will be voted FOR all the Reorganization.

Any shares of the Target Portfolio held by Thrivent Financial, Thrivent Life or any of their affiliates for their own account and any shares held in an asset allocation portfolio managed by Thrivent Financial will also be voted in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation.

Q: How will the Reorganization affect me?

A: Assuming contractholders approve the proposed Reorganization, the assets and liabilities of the Target Portfolio will be combined with those of the Acquiring Portfolio. The shares of the Target Portfolio that fund your benefits under variable contracts automatically would be exchanged for an equal dollar value of shares of the Acquiring Portfolio. The Reorganization would affect only the investments underlying variable contracts and would not otherwise affect variable contracts. Following the Reorganization, the Target Portfolio will dissolve.

Q: Will I have to pay any commission or other similar fee as a result of the Reorganization?

A: No. You will not pay any commissions or other similar fees as a result of the Reorganization.

Q: Will the total annual operating expenses that my portfolio investment bears increase as a result of the Reorganization?

A: No, they will likely decrease, and the investment management fee, which comprises a portion of the annual operating expenses, will decrease. For more information about how fund expenses may change as a result of the Reorganization, please see the comparative and pro forma table and related disclosures in the COMPARISON OF THE PORTFOLIOS—Expenses section of the prospectus/proxy statement.

Q: Will I have to pay any U.S. federal income taxes as a result of the Reorganization?

A: The Reorganization is expected to be tax-free for federal income tax purposes. The Target Portfolio will seek an opinion of counsel to this effect. It is expected that neither the shareholders of record (Thrivent Financial and Thrivent Life) nor contractholders will incur capital gains or losses on the exchange of Target Portfolio shares for Acquiring Portfolio shares as a result of the Reorganization. The cost basis on each investment will also remain the same. If you choose to make a total or partial surrender of your contract, you may be subject to taxes and other charges under your contract.

Q: Can I surrender or exchange my interests in the Target Portfolio for a different subaccount option under my contract or surrender my contract before the Reorganization takes place?

A: Yes, but please refer to the most recent prospectus of your variable contract as certain charges and/or restrictions may apply to such exchanges and surrenders.

Q: If contractholders do not approve the Reorganization, what will happen to the Target Portfolio?

A: Thrivent Financial and the Board will have to re-assess what changes it would like to make to the Target Portfolio, including a possible repurposing of the Portfolio’s principal investment strategies. It is possible that no changes would be made.

Q: Who pays the costs of the Reorganization?

A: The expenses of the Reorganization, including the costs of the Meeting, will be paid by Thrivent Financial.

Q: How can I vote?

A: Contractholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

•

By Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By Telephone: Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date, by voting later by Internet or telephone or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Q: When should I vote?

A: Every vote is important and the Board encourages you to record your vote as soon as possible. Voting your proxy now will ensure that the necessary number of votes is obtained, without the time and expense required for additional proxy solicitation.

Q: Who should I call if I have questions about a Proposal in the proxy statement?

A: Call 1-800-847-4836 with your questions.

Q: How can I get more information about the Target and Acquiring Portfolios or my variable contract?

A: You may obtain (1) a prospectus, a statement of additional information or annual/semiannual report for the Portfolios, (2) a prospectus or statement of additional information for your variable contract or (3) the Statement of Additional Information regarding the Reorganization (request the “Reorganization SAI”) by:

•	Telephone—1-800-THRIVENT (1-800-847-4836) and say “Variable Annuity” or “Variable Universal Life”

•	Mail—Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919

•	Internet:

—	For a copy of a prospectus, a statement of additional information, or a shareholder report: www.thrivent.com

—	For a copy of this Prospectus/Proxy Statement or the Reorganization SAI: www.proxy-direct.com/thr23481

Thrivent Partner Utilities Portfolio

a series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(800) 847-4836

www.thrivent.com

NOTICE OF SPECIAL MEETING

OF CONTRACTHOLDERS

to be Held on July 13, 2012

NOTICE IS HEREBY GIVEN THAT a special meeting of contractholders (the “Meeting”) of Thrivent Partner Utilities Portfolio (the “Target Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”), will be held at the offices of Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 on July 13, 2012 at 9:00 a.m. Central time for the following purposes:

1.

To approve an Agreement and Plan of Reorganization pursuant to which the Target Portfolio would (i) transfer all of its assets and liabilities to Thrivent Diversified Income Plus Portfolio (the “Acquiring Portfolio”), a series of the Fund, in exchange for Shares of the Acquiring Portfolio, (ii) distribute such Shares of the Acquiring Portfolio to shareholders of the Target Portfolio, and (iii) dissolve.

2.	To transact such other business as may properly be presented at the Meeting or any adjournment thereof.

The Board of Directors of the Fund (the “Board”) has fixed the close of business on May 16, 2012 as the record date for the determination of contractholders entitled to notice of, and to vote at, the Meeting and all adjournments thereof.

Contractholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

(i)

By internet—Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

(ii)

By telephone—Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

(iii)

By mail—If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Board recommends that you cast your vote FOR the proposed Reorganization as described in the Prospectus/Proxy Statement.

YOUR VOTE IS IMPORTANT

Please return your proxy card or record your voting instructions by telephone or via the Internet promptly no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the Internet promptly regardless of whether you plan to be present in person at the Meeting.

Date: May 23, 2012

David S. Royal
Secretary

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Prospectus/Proxy Statement. Contractholders should read the entire Prospectus/Proxy Statement carefully. The prospectuses of the Target Portfolio and Acquiring Portfolio dated April 30, 2012, and as supplemented from time to time, are incorporated into this document by reference and are legally deemed to be part of this Prospectus/Proxy Statement.

The Reorganization

The Board, including the directors who are not “interested persons” (as defined in the 1940 Act) of each Portfolio, has unanimously approved the Reorganization Agreement on behalf of each Portfolio, subject to Target Portfolio contractholder approval. The Reorganization Agreement provides for:

•	the transfer of all of the assets and liabilities of the Target Portfolio to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio;

•	the distribution by the Target Portfolio of such Acquiring Portfolio shares to Target Portfolio shareholders; and

•	the dissolution of the Target Portfolio.

When the Reorganization is complete, Target Portfolio shareholders will hold Acquiring Portfolio shares. The aggregate value of the Acquiring Portfolio shares a Target Portfolio shareholder will receive in the Reorganization will equal the aggregate value of the Target Portfolio shares owned by such shareholder immediately prior to the Reorganization. After the Reorganization, the Acquiring Portfolio will continue to operate with the investment objective and investment policies set forth in this Prospectus/Proxy Statement. The Reorganization will not affect your variable contract.

As discussed in more detail elsewhere in this prospectus/proxy statement, the Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) the advisory fee that these contractholders bear will decrease as a result of the Reorganization; (ii) the operating expenses that these contractholders bear will likely decrease as a result of the Reorganization; and (iii) contractholders will become contractholders in a larger combined portfolio, which increase the potential of realizing economies of scale whereby certain administrative costs may be spread across the combined portfolio’s larger asset base and, therefore, may increase the combined portfolio’s overall efficiency in the long term. In addition, the Board, when determining whether to approve the Reorganization, considered, among other things, the future growth prospects of each of the Target Portfolio and the Acquiring Portfolio, the comparative performance of the two Portfolios, and that the Reorganization is expected to be a tax-free reorganization for federal income tax purposes.

Background and Reasons for the Reorganization

The Target Portfolio and the Acquiring Portfolio have substantially similar investment objectives. The Target Portfolio seeks capital appreciation and current income; the Acquiring Portfolio seeks to maximize income while maintaining prospects for capital appreciation.

Despite this similarity, there are differences between the two Portfolios’ principal investment strategies, which are described in more detail in the COMPARISON OF THE PORTFOLIOS—Investment Objective and Principal Strategies section of the prospectus/proxy statement. Under normal circumstances, the Target Portfolio invests at least 80% of its assets in equity and debt securities issued by domestic and foreign utilities companies. It invests primarily, however, in equity securities, but it may change its allocation among equity and debt investments as it deems appropriate to achieve its objective. The Acquiring Portfolio is not subject to an 80% investment requirement. Under normal circumstances, it invests in a diversified portfolio of income-producing debt and equity securities.

Further, the Acquiring Portfolio, unlike the Target Portfolio, invests in junk bonds, mortgage-backed securities (including commercially-backed ones) and asset-backed securities. Investing in these asset classes has specific risks, which are described in more detail in the COMPARISON OF THE PORTFOLIOS—Principal Risks section of the prospectus/proxy statement. In addition, the Acquiring Portfolio, unlike the Target Portfolio, does not concentrate its investments in securities of companies in the utilities industry.

In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio contractholders, the Board considered a number of factors, including, but not limited to: (i) the Adviser currently manages the assets of each Portfolio; (ii) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (iii) the comparative investment performance of the Portfolios; (iv) the future growth prospects of each Portfolio; (v) whether the Reorganization would result in the dilution of contractholder interests; (vi) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vii) the anticipated tax consequences of the proposed Reorganization; (viii) the fact that Thrivent Financial would bear the costs of the Reorganization. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s contractholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio contractholders will not be diluted as a result of the Reorganization.

The Board is asking contractholders of the Target Portfolio to approve the Reorganization at the Meeting to be held on July 13, 2012. If contractholders of the Target Portfolio approve the proposed Reorganization, it is expected that the closing date of the transaction (the “Closing Date”) will be after the close of business on or about July 27, 2012, but it may be at a different time as described herein. If contractholders of the Target Portfolio do not approve the proposed Reorganization, the Board will consider alternatives, including repurposing the Target Portfolio’s investment objective(s) and principal strategies.

The Board recommends that you vote “FOR” the Reorganization.

COMPARISON OF THE PORTFOLIOS

Investment Objective and Principal Strategies

Investment Objective. The Target Portfolio seeks capital appreciation and current income; the Acquiring Portfolio seeks to maximize income while maintaining prospects for capital appreciation. There are risks inherent in all investments in securities; accordingly, there can be no assurance that either of the Portfolios will achieve its investment objectives.

Principal Strategies. Under normal circumstances, the Target Portfolio invests at least 80% of its assets in equity and debt securities issued by domestic and foreign utilities companies. Utilities companies are those that are primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water. The Target Portfolio concentrates its investments in the securities of companies in the utilities industry. The Acquiring Portfolio is not subject to any 80% investment requirement nor does it concentrate its investments in securities of companies in any particular industry.

The Target Portfolio invests primarily in equity securities, but it may change its allocation among equity and debt investments as it deems appropriate to achieve its objective. The Acquiring Portfolio, under normal circumstances, invests in a diversified portfolio of income-producing debt and equity securities.

The debt securities in which the Target Portfolio invests generally are limited to those rated investment grade. A security is investment grade when assigned a credit quality rating of at least “Baa” by Moody’s Investors Service, “BBB” by Standard & Poor’s Ratings Services (“S&P”) or, if unrated, considered to be of comparable credit quality by the Portfolio’s adviser. The debt securities in which the Acquiring Portfolio invests may be of any maturity or credit quality, including high yield, high risk bonds, notes, debentures and other debt obligations commonly known as “junk bonds.” At the time of purchase, these high-yield securities are rated within or below the “BB” major rating category by S&P or the “Ba” major rating category by Moody’s or are unrated but considered to be of comparable quality by the Acquiring Portfolio’s investment adviser. The Acquiring Portfolio may also invest in mortgage-backed securities (including commercially backed ones) and asset-backed securities.

The foreign securities in which the Target Portfolio invests may be issued by companies located in both developed and emerging markets. There are no limits on the geographic allocation of the Target Portfolio investments. The adviser anticipates, however, that the Target Portfolio’s investments will focus primarily on securities issued by utilities companies in the U.S. and that the investments in securities issued by foreign companies will focus on companies in Canada and Western Europe and other developed markets. The Acquiring Portfolio may invest in foreign securities but does not do so as a principal strategy.

Portfolio Holdings. A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available on the Portfolios’ website.

Principal Risks

The Portfolios are subject to similar principal risks, including Market Risk, Issuer Risk, Volatility Risk, Credit Risk, Interest Rate Risk and Investment Adviser Risk. The Acquiring Portfolio is also subject to High Yield Risk, Liquidity Risk and Mortgage-Related and Other Asset-Backed Securities Risk. The Target Portfolio, unlike the Acquiring Portfolio, is subject to Utility Industry Risk, Foreign Securities Risk and Emerging Markets Risk. These risks are described below.

It is important to note that, in the event that the high-yield or mortgage-related and other asset-backed markets were to perform poorly or the utilities sector or foreign securities markets were to perform well, the Target Portfolio, if it were still in existence, could outperform the combined portfolio.

Principal risks to which both Portfolios are subject

Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.

Issuer Risk. Issuer risk is the possibility that factors specific to a company, to which the Portfolio’s portfolio is exposed, will affect the market prices of the company’s securities and therefore the value of the Portfolio. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. The value of the Portfolio’s shares may be affected by weak equity markets or changes in interest rate or bond yield levels. As a result, the value of the Portfolio’s shares may fluctuate significantly in the short term.

Credit Risk. Credit risk is the risk that an issuer of a bond held by the Portfolio to which the Portfolio’s portfolio is exposed may no longer be able to pay its debt. As a result of such an event, the bond may decline in price and affect the value of the Portfolio.

Interest Rate Risk. Interest rate risk is the risk that bond prices decline in value when interest rates rise for bonds that pay a fixed rate of interest. Bonds with longer durations or maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities.

Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the adviser(s) in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.

Additional principal risks to which only Acquiring Portfolio is subject

High Yield Risk. High yield securities, to which the Portfolio’s portfolio is exposed, are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Portfolio will be negatively affected.

Liquidity Risk. Liquidity risk is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. High-yield bonds have a less liquid resale market. As a result, the Portfolio may have difficulty selling or disposing of securities quickly in certain markets or may only be able to sell the holdings at prices substantially less than what the Portfolio believes they are worth.

Mortgage-Related and Other Asset-Backed Securities Risk. The value of mortgage-related and asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Additional principal risks to which only Target Portfolio is subject

Utility Industry Risk. As a sector fund that invests primarily in utilities companies, the Portfolio is subject to the risks associated with this sector. The Portfolio therefore is more vulnerable to price changes of utilities companies’ securities and factors that affect the utilities industry than a more broadly diversified fund. The prices of securities issued by utilities companies historically have changed more in response to interest rate movements than other stocks. Generally, when interest rates go up, the value of securities issued by utilities companies goes down. There is no guarantee that this relationship will continue in the future.

Foreign Securities Risk. To the extent the Portfolio’s portfolio is exposed to foreign securities, it is subject to various risks associated with such securities. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities also may be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Emerging Markets Risk. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Portfolio performance will likely be negatively affected by portfolio exposure to nations in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries and events in any one country could cause the Portfolio’s share price to decline.

Management of the Portfolios

The Board. The Board is responsible for the overall supervision of the operations of each Portfolio and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law.

The Adviser. The Adviser, Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”), is the investment adviser for each Portfolio. Thrivent Financial and its investment advisory affiliate, Thrivent Asset Management, LLC, have been in the investment advisory business since 1986 and managed approximately $76 billion in assets as of December 31, 2011, including approximately $34 billion in mutual fund assets. These advisory entities are located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

The Adviser and the Fund received an exemptive order from the SEC that permits the Adviser and the Portfolios, with the approval of the Board, to retain one or more subadvisers for the Portfolios, or subsequently change a subadviser, without submitting the respective investment subadvisory agreements, or material amendments to those agreements, to a vote of the contractholders of the applicable Portfolio. The Adviser will notify contractholders of a Portfolio if there is a new subadviser for that Portfolio.

The Portfolios’ annual and semiannual reports to contractholders discuss the basis for the Board approving any investment advisory agreement or investment subadvisory agreement during the period covered by the report.

Portfolio Management. Darren M. Bagwell, CFA has served as portfolio manager of the Target Portfolio since 2011. He has been with Thrivent Financial since 2002 in an investment management capacity and currently is the firm’s Director of Equity Research.

Mark L. Simenstad, CFA, David R. Spangler, CFA, and Paul J. Ocenasek, CFA have served as portfolio managers of the Acquiring Portfolio since the respective years of 2006, 2007, 2007 and 2004. Mr. Simenstad is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent Financial since 1999. Mr. Spangler has been with Thrivent Financial since 2002 and was Director of Investment Product Management from 2002 to 2006. Mr. Ocenasek has been with Thrivent Financial since 1987 and, since 1997, has served as portfolio manager to other Thrivent mutual funds.

Advisory and Other Fees

Advisory Fees. Each Portfolio pays an annual investment advisory fee to the Adviser. The advisory contract between the Adviser and the Fund provides for the following advisory fees for each class of shares of a Portfolio, expressed as an annual rate of average daily net assets:

Target Portfolio
0.750% on the first $50 million of average daily net assets
0.725% of average daily net assets over $50 million

Acquiring Portfolio
0.400% of average daily net assets

During the twelve-months ended December 31, 2011, the contractual advisory fees for the Target Portfolio were 0.75% of the Target Portfolio’s average daily net assets.

During the twelve-months ended December 31, 2011, the contractual advisory fees for the Acquiring Portfolio were 0.40% of the Acquiring Portfolio’s average daily net assets.

The Adviser may from time to time voluntarily waive all or a portion of its management fee or reimburse a Portfolio for all or a portion of its other expenses. Any voluntary fee waivers and/or expense reimbursements generally may be discontinued by the Adviser at any time.

With respect to the Target Portfolio, the Adviser has contractually agreed, through at least April 30, 2013, to waive certain fees and/or reimburse certain expenses associated with the shares of the Target Portfolio in order to limit the net annual portfolio operating expenses (excluding acquired (underlying) portfolio fees and expenses, if any) to an annual rate of 0.90% of the average daily net assets of the shares of the Target Portfolio. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Directors and the Adviser.

For a complete description of each Portfolio’s advisory services, see the section of the Portfolio Prospectus entitled “Management” and the section of the Fund SAI entitled “Investment Adviser, Investment Subadvisers, and Portfolio Managers.”

Expenses

The table below sets forth the fees and expenses that investors may pay to buy and hold shares of each of the Target Portfolio and the Acquiring Portfolio, including (i) the fees and expenses paid by the Target Portfolio for the twelve-month period ended December 31, 2011, (ii) the fees and expenses paid by the Acquiring Portfolio for the twelve-month period ended December 31, 2011, and (iii) pro forma fees and expenses for the Acquiring Portfolio for the twelve-month period ended December 31, 2011, assuming the Reorganization had been completed as of the beginning of such period. If you own a variable annuity contract or a variable life insurance contract, you will have additional expenses, including mortality and expense risk charges. These additional contract-level expenses are not reflected in the table below.

	Actual			Pro Forma
	Target Portfolio		Acquiring Portfolio	Acquiring Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load)	N/A		N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A		N/A	N/A
Annual Portfolio Operating Expenses As a Percentage of Net Assets (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		0.40%	0.40%
Other Expenses	1.30%		0.15%	0.14%
Acquired (Underlying) Portfolio Fees and Expenses	—		0.12%	0.11%
Total Annual Operating Expenses	2.05%		0.67%	0.65%
Less Expense Reimbursement	1.15	%(1)	—	—
Net Annual Portfolio Operating Expenses	0.90%		0.67%	0.65%

(1)

The Adviser has contractually agreed, through at least April 30, 2013, to waive certain fees and/or reimburse certain expenses associated with the shares of the Target Portfolio in order to limit the Net Annual Portfolio Operating Expenses to an annual rate of 0.90% of the average daily net assets of the shares.

Example

The following example, using the actual and pro forma operating expenses for the twelve-month period ended December 31, 2011, is intended to help you compare the costs of investing in the Acquiring Portfolio pro forma after the Reorganization with the costs of investing in each of the Target Portfolio and the Acquiring Portfolio without the Reorganization. The example assumes that you invest $10,000 in each Portfolio for the time period indicated and that you redeem all of your shares at the end of each period. The example also assumes that your investments have a 5% return each year and that each Portfolio’s operating expenses remain the same each year. Although your actual returns may be higher or lower, based on these assumptions your costs would be:

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio
Total operating expenses assuming redemption at the end of the period
One Year	$92	$68	$66
Three Years	$531	$214	$208
Five Years	$997	$373	$362
Ten Years	$2,287	$835	$810

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Portfolios’ performance. During the fiscal year ended December 31, 2011, the Acquiring Portfolio’s and the Target Portfolio’s portfolio turnover rates were 127% and 92%, respectively, of the average value of their portfolios.

The Separate Accounts and the Retirement Plans

Shares in the Fund are currently sold, without sales charges, only to: (1) separate accounts of Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), a subsidiary of Thrivent Financial, which are used to fund benefits of variable life insurance and variable annuity contracts (each a “variable contract”) issued by Thrivent Financial and Thrivent Life; (2) other portfolios of Fund; and (3) retirement plans sponsored by Thrivent Financial.

A Prospectus for the variable contract describes how the premiums and the assets relating to the variable contract may be allocated among one or more of the subaccounts that correspond to the portfolios of the Fund. Participants in the retirement plans should consult retirement plan documents for information on how to invest.

The Fund serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Thrivent Financial. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios at the same time. Although neither Thrivent Financial nor the Fund currently foresees any such disadvantage, the Board monitors events in order to identify any material conflicts between such policy owners and contract owners. Material conflict could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax law, (3) changes in the investment management of a portfolio, or (4) differences in voting instructions between those given by policy owners and those given by contract owners. Should it be necessary, the Board would determine what action if any, should be taken on response to any such conflicts.

As a result of differences in tax treatment and other considerations, a conflict could arise between the interests of the variable life insurance contract owners, variable annuity contract owners, and plan participants with respect to their investments in the Fund. The Board will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action if any, should be taken in response to any such conflicts.

Pricing of Portfolio Shares

The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The Portfolios determine their NAV once daily at the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m. Eastern Time. The Portfolios do not determine NAV on holidays observed by the NYSE or on any other day when the NYSE is closed. The NYSE is regularly closed on Saturdays and Sundays, New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Portfolio determines its NAV by adding the value of Portfolio assets, subtracting the Portfolio’s liabilities, and dividing the result by the number of outstanding shares. To determine the NAV, the Portfolios generally value their securities at current market value using readily available market quotations. If market prices are not available or if the Adviser determines that they do not accurately reflect fair value for a security, the Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes a review of various factors set forth in the pricing policies adopted by the Board.

Because many foreign markets close before the U.S. markets, significant events may occur between the close of the foreign market and the close of the U.S. markets, when the Portfolio’s assets are valued, that could have a material impact on the valuation of foreign securities (i.e., available price quotations for these securities may not necessarily reflect the occurrence of the significant event). The Fund, subject to oversight by the Board, evaluates the impact of these significant events and adjusts the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets to the extent that the available price quotations do not, in the Adviser’s opinion, adequately reflect the occurrence of the significant events.

The Fund has authorized Thrivent Financial and one or more other entities to accept orders from participants in the retirement plans. The separate accounts and the retirement plans each place an order to buy or sell shares of a respective Portfolio each business day. The amount of the order is based on the aggregate instructions from owners of the variable annuity contracts or the participants in the retirement plans. Orders placed before the close of the NYSE on a given day by the separate accounts, the retirement plans, or participants in the retirement plans result in share purchases and redemptions at the NAV calculated as of the close of the NYSE that day.

Please note that the Target Portfolio and the Acquiring Portfolio have identical valuation policies. As a result, there will be no material change to the value of the Target Portfolio’s assets because of the Reorganization.

Capitalization

The following table sets forth the capitalization of the Target Portfolio and the Acquiring Portfolio, as of December 31, 2011, and the pro forma capitalization of the Acquiring Portfolio as if the Reorganization occurred on that date. These numbers may differ as of the Closing Date.

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio
Net assets
Portfolio Net Assets	$11,118,547	$118,392,924	$129,511,471
Total	$11,118,547	$118,392,924	$129,511,471
Net asset value per share
Net asset value	$8.65	$6.56	$6.56
Shares outstanding
Portfolio Shares	1,285,525	18,055,186	19,750,784
Total	1,285,525	18,055,186	19,750,784

The pro forma shares outstanding reflect the issuance by the Acquiring Portfolio of approximately 1.7 million shares, reflecting the exchange of the assets and liabilities of the Target Portfolio for newly issued shares of the Acquiring Portfolio at the pro forma net asset value per share. The aggregate value of the Acquiring Portfolio shares that a Target Portfolio contractholder receives in the Reorganization will equal the aggregate value of the Target Portfolio shares owned immediately prior to the Reorganization.

Annual Performance Information

The following chart shows the annual returns of the Target Portfolio since its inception and the Acquiring Portfolio for its past ten fiscal years. On April 30, 2004, the Acquiring Portfolio became the successor by merger with the High Yield Bond Portfolio of AAL Variable Product Series Fund, Inc. Prior to this merger, the Acquiring Portfolio had no assets or liabilities. The performance presented for the period prior to the merger is for the High Yield Bond Portfolio, which commenced operations on March 2, 1998. In addition, on June 30, 2006, the Acquiring Portfolio’s investment objective and principal strategies were changed, which had the effect of converting the Acquiring Portfolio from one which invested at least 80% of its assets in high-yield securities to one that invest in a diversified portfolio of income-producing securities. The performance presented for the period after the April 30, 2004 merger but before the June 30, 2006 conversion reflects the performance of an investment portfolio that was materially different from the Acquiring Portfolio. Further, the bar charts include the effects of each Portfolio’s expenses, but not charges or deductions against your variable contract. If these charges and deductions were included, returns would be lower than those shown.

Thrivent Partner Utilities Portfolio

Thrivent Diversified Income Plus Portfolio

As a result of market activity, current performance may vary from the figures shown.

Since its inception, the Target Portfolio’s highest quarterly return was 11.87% (for the quarter ended September 30, 2010) and its lowest quarterly return was -10.01% (for the quarter ended March 31, 2009). Since its inception, the Acquiring Portfolio’s highest quarterly return was 15.49% (for the quarter ended June 30, 2009) and its lowest quarterly return was -16.46% (for the quarter ended December 31, 2008).

Comparative Performance Information

As a basis for evaluating each Portfolio’s performance and risks, the following table shows how each Portfolio’s performance compares with broad-based market indices that the Adviser believes are appropriate benchmarks for such Portfolio. The Target Portfolio’s benchmarks are the S&P 500 Telecommunications Services Index, which is a capitalization-weighted index of telecommunications sector securities, and the S&P 500 Utilities Index, which is a capitalization-weighted index of utilities sector securities. The Acquiring Portfolio’s benchmarks are the S&P 500 Dividend Aristocrats Index and the Barclays Capital Aggregate Bond Index. The former measures the performance of large-cap companies within the S&P 500 index that have followed a managed-dividends policy of consistently increasing dividends every year for at least 25 years. This index also has both capital growth and dividend income characteristics. The latter index measures the performance of U.S. investment grade bonds. Further, the table includes the effects of each Portfolio’s expenses, but not charges or deductions against your variable contract. If these charges and deductions were included, returns would be lower than those shown.

Average annual total returns are shown below for each Portfolio for the periods ended December 31, 2011 (the most recently completed calendar year prior to the date of this Prospectus/Proxy Statement). Remember that past performance of a Portfolio is not indicative of its future performance.

Average Annual Total Returns for the Period ended December 31, 2011

	Target Portfolio		Acquiring Portfolio
	Past 1 Year	Since Inception (4/30/08)	Past 1 Year	Past 5 Years	Past 10 Years
Applicable Portfolio	9.09%	-2.30%	2.31%	3.69%	6.79%
S&P 500 Telecommunications Services Index (reflects no deductions for fees, expenses or taxes)	6.27%	1.57%	—	—	—
S&P 500 Utilities Index (reflects no deductions for fees, expenses or taxes)	19.91%	1.60%	—	—	—
S&P 500 Dividend Aristocrats Index (reflects no deductions for fees, expenses or taxes)	—	—	8.33%	4.59%	7.10%
Barclays Capital Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	—	—	7.84%	6.50%	5.78%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	—	—	2.11%	-0.25%	2.92%
Barclays Capital U.S. Corporate High Yield Bond Index (reflects no deductions for fees, expenses or taxes)	—	—	4.98%	7.54%	8.85%
Barclays Capital U.S. Corporate Investment Grade Index (reflects no deductions for fees, expenses or taxes)	—	—	8.15%	6.82%	6.36%

Other Service Providers

Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, provides administrative personnel and services necessary to operate the Portfolios and receives an administration fee from the Portfolios. The custodian for the Portfolios is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP, 225 South Sixth Street, Suite 1400, Minneapolis, MN 55402, serves as the Fund’s independent registered public accounting firm.

Governing Law

The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a Minnesota corporation on February 24, 1986. The Fund is made up of 41 separate series or “Portfolios.” Each Portfolio of the Fund, other than the Thrivent Aggressive Allocation Portfolio, the Thrivent Moderately Aggressive Allocation Portfolio, the Thrivent Moderate Allocation Portfolio, the Thrivent Moderately Conservative Allocation Portfolio, the Thrivent Partner Healthcare Portfolio, the Thrivent Partner Natural Resources Portfolio and the Thrivent Partner Socially Responsible Bond Portfolio, is diversified. Each Portfolio is in effect a separate investment fund, and a separate class of capital stock of the Fund is issued with respect to each Portfolio.

The Fund’s organizational documents are filed as part of the Fund’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on page 5 of this Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the Target Portfolio will transfer all of its assets and liabilities to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio. The Acquiring Portfolio shares issued to the Target Portfolio will have an aggregate value equal to the aggregate value of the Target Portfolio’s net assets immediately prior to the Reorganization. Upon receipt by the Target Portfolio of Acquiring Portfolio shares, the Target Portfolio will distribute such shares of the Acquiring Portfolio to Target Portfolio shareholders. Then, as soon as practicable after the Closing Date of the Reorganization, the Target Portfolio will dissolve under applicable state law.

The Target Portfolio will distribute the Acquiring Portfolio shares received by it pro rata to Target Portfolio shareholders of record in exchange for their interest in shares of the Target Portfolio. Accordingly, as a result of the Reorganization, each Target Portfolio shareholder would own Acquiring Portfolio shares that would have an aggregate value immediately after the Reorganization equal to the aggregate value of that shareholder’s Target Portfolio shares immediately prior to the Reorganization. The interests of each of the Target Portfolio’s shareholders will not be diluted as a result of the Reorganization. Although there is not expected to be any dilution of net asset value in either the Target Portfolio or the Acquiring Portfolio as a result of the Reorganization, a shareholder of the Target Portfolio or the Acquiring Portfolio will hold a reduced percentage of ownership in the larger combined portfolio than the shareholder did in either of the separate Portfolios.

No sales charge or fee of any kind will be assessed to Target Portfolio shareholders or contractholders in connection with their receipt of Acquiring Portfolio shares in the Reorganization.

Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the Target Portfolio that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for consummation of the Reorganization.

Terms of the Reorganization Agreement

The following is a summary of the material terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a form of which is attached as Appendix A to the Reorganization SAI.

Pursuant to the Reorganization Agreement, the Acquiring Portfolio will acquire all of the assets and the liabilities of the Target Portfolio on the Closing Date in exchange for shares of the Acquiring Portfolio. Subject to the Target Portfolio’s contractholders approving the Reorganization, the Closing Date shall occur on July 27, 2012 or such other date as determined by an officer of the Fund.

On the Closing Date, the Target Portfolio will transfer to the Acquiring Portfolio all of its assets and liabilities. The Acquiring Portfolio will in turn transfer to the Target Portfolio a number of its shares equal in value to the value of the net assets of the Target Portfolio transferred to the Acquiring Portfolio as of the Closing Date, as determined in accordance with the valuation method described in the Acquiring Portfolio’s then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Portfolio will distribute on or before the Closing Date all or substantially all of its undistributed investment company taxable income (computed without regard for dividends paid) and net realized capital gains, if any, as of such date.

The Target Portfolio expects to distribute shares of the Acquiring Portfolio received by the Target Portfolio to shareholders of the Target Portfolio promptly after the Closing Date and then dissolve.

The Acquiring Portfolio and the Target Portfolio have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business. Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the Target Portfolio’s contractholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of the Acquiring Portfolio of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

•

the receipt of an opinion of counsel relating to the tax-free nature of the Reorganization (as further described herein under the heading “Material Federal Income Tax Consequences of the Reorganization”).

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the contractholders of the Target Portfolio, provided that no such amendment after such approval shall be made if it would have a material adverse effect on the interests of such Target Portfolio’s contractholders. The Reorganization Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.

Reasons for the Proposed Reorganization

In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio contractholders, the Board considered a number of factors, including, but not limited to: (i) the Adviser currently manages the assets of each Portfolio; (ii) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (iii) the comparative investment performance of the Portfolios; (iv) the future growth prospects of each Portfolio; (v) whether the Reorganization would result in the dilution of contractholder interests; (vi) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vii) the anticipated tax consequences of the proposed Reorganization; (viii) the fact that Thrivent Financial would bear the costs of the Reorganization. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

After careful consideration, the Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) the advisory fee that these contractholders bear will decrease as a result of the Reorganization; (ii) the operating expenses that these contractholders bear will likely decrease as a result of the Reorganization; and (iii) contractholders will become contractholders in a larger combined portfolio, which increase the potential of realizing economies of scale whereby certain administrative costs may be spread across the combined portfolio’s larger asset base and, therefore, may increase the combined portfolio’s overall efficiency in the long term.

The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s contractholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio contractholders will not be diluted as a result of the Reorganization.

Material Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. persons who hold shares of the Target Portfolio as capital assets for U.S. federal income tax purposes. For federal income tax purposes, the contractholders are not the shareholders of the Target Portfolio. Rather, Thrivent Financial and Thrivent Life and their separate accounts are the shareholders.

This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular contractholder or to contractholders who may be subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert or that a court would not sustain a position contrary to any of the tax aspects described below. Contractholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization to them, as well as the effects of state, local and non-U.S. tax laws.

The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. It is a condition to closing the Reorganization that the Target Portfolio and the Acquiring Portfolio receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to each Portfolio (“Skadden Arps”), dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a)(1) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows: to the effect that on the basis of existing provisions of the Code, the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes, except as noted below:

•

the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Portfolio and the Acquiring Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Section 361 of the Code, no gain or loss will be recognized by the Target Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange for Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of the Target Portfolio’s liabilities, or upon the distribution of Acquiring Portfolio shares by the Target Portfolio to its shareholders in liquidation;

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Portfolio upon receipt of the assets transferred to the Acquiring Portfolio in exchange for Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of the liabilities of the Target Portfolio;

•

under Section 362(b) of the Code, the Acquiring Portfolio’s tax basis in each asset that the Acquiring Portfolio receives from the Target Portfolio will be the same as the Target Portfolio’s tax basis in such asset immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Portfolio’s holding periods in each asset will include the Target Portfolio’s holding periods in such asset;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Target Portfolio on the distribution of Acquiring Portfolio shares to them in exchange for their shares of the Target Portfolio;

•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Portfolio shares that the Target Portfolio’s shareholders receive in exchange for their Target Portfolio shares will be the same as the aggregate tax basis of the Target Portfolio shares exchanged therefor;

•

under Section 1223(1) of the Code, a Target Portfolio shareholder’s holding period for the Acquiring Portfolio shares received in the Reorganization will be determined by including the holding period for the Target Portfolio shares exchanged therefor, provided that the shareholder held the Target Portfolio shares as a capital asset on the date of the exchange; and

•

under Section 381 of the Code, the Acquiring Portfolio will succeed to and take into account the items of the Target Portfolio described in Section 381(c) of the Code, subject to the conditions and limitations specified in Section 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

After the Reorganization, each shareholder will continue to be responsible for tracking the adjusted tax basis and holding period of its shares for U.S. federal income tax purposes.

The opinion will be based on certain factual certifications made by the officers of the Target Portfolio and the Acquiring Portfolio, and will also be based on customary assumptions such as the assumption that the Reorganization will be consummated in accordance with the Reorganization Agreement. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with the opinion.

The Acquiring Portfolio intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code which are the same rules currently applicable to Target Portfolio. In connection with the Reorganization, on or before the Closing Date, the Target Portfolio will declare to its shareholders a dividend which, together with all of its previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt interest income and net capital gains through the Closing Date.

A regulated investment company is permitted to carry forward net capital losses; however, net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years only. Additionally capital losses incurred in taxable years beginning on or before December 22, 2010 cannot be utilized to offset capital gains until all net capital losses arising in tax years beginning after December 22, 2010 have been utilized. As a result, some net capital loss carryovers incurred on or before December 22, 2010 may expire unused.

Immediately prior to the Reorganization, the Target Portfolio will have unutilized capital loss carryforwards of approximately $1 million. The final amount of unutilized capital loss carryforwards for the Target Portfolio is subject to change and will not be determined until the Closing Date.

Generally, the Acquiring Portfolio will succeed to the capital loss carryforwards of the Target Portfolio, subject to the limitations described below. If the Target Portfolio has capital loss carryforwards, such capital losses would, in the absence of the Reorganization, generally be available to offset Target Portfolio capital gains, thereby reducing the amount of capital gain net income that must be distributed to the Target Portfolio shareholders.

Under Sections 382 and 383 of the Code, an “equity structure shift” arising as a result of a reorganization under Section 368(a)(1) of the Code can result in limitations on the post-reorganization Portfolio’s use of capital loss carryforwards of the participating Portfolios. An “equity structure shift” can trigger limitations on capital loss carryforwards where there is a more than 50% change in the ownership of a Portfolio.

Because the Reorganization is not expected to result in a more than 50% change in ownership of the Target Portfolio or the Acquiring Portfolio, it is anticipated that the capital loss carryforwards of the Target Portfolio will not be subject to an annual limitation and none of the Target Portfolio’s $1 million capital loss carryforward is expected to expire unutilized as a result of the Reorganization.

This summary of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

The Reorganization will not be a taxable event for any contractholder.

Expenses of the Reorganization

The expenses of the Reorganization will be paid by the Adviser or an affiliate and will not be borne by shareholders of the Target Portfolio.

Reorganization expenses include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with each Reorganization; the costs of printing and distributing this Prospectus/Proxy Statement; legal fees incurred preparing materials for the Boards attending the Board meetings and preparing the Board minutes; auditing fees associated with the Portfolio’s financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Management of the Portfolios estimates the total cost of the Reorganization to be approximately $90,000. If the Reorganization is not approved by contractholders, the Adviser will still bear the costs of the proposed Reorganization.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of Shares of the Acquiring Portfolio will be passed on by Skadden Arps.

Contractholder Approval

The Board has unanimously approved the Reorganization, subject to shareholder approval. Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

Board Recommendation

The Board recommends voting “FOR” the proposed Reorganization.

SHAREHOLDER INFORMATION

Shareholder Information

At the close of business on the Record Date, the Acquiring Portfolio had outstanding 20,119,988.648 shares. As of May 16, 2012, the directors and officers of the Acquiring Portfolio as a group owned less than 1% of the shares of the Acquiring Portfolio. As of May 16, 2012, no person was known by the Acquiring Portfolio to own beneficially or of record as much as 5% of the Acquiring Portfolio shares except as follows:

Name	Shares Outstanding	Approximate Percentage of Ownership
Thrivent Financial	18,637,052.90	93%
Thrivent Life	1,494,995.68	7%

At the close of business on the Record Date, the Target Portfolio had outstanding 1,412,454.240 shares. As of May 16, 2012, the directors and officers of the Target

Portfolio as a group owned less than 1% of the shares of the Target Portfolio. As of May 16, 2012, no person was known by the Target Portfolio to own beneficially or of record as much as 5% of the shares of the Target Portfolio except as follows:

Name	Shares Outstanding	Approximate Percentage of Ownership
Thrivent Financial	1,320,803.03	94%
Thrivent Life	90,560.05	6%

Annual Meeting of Shareholders

There will be no annual or further special meetings of shareholders of the Fund unless required by applicable law or called by the Board in its discretion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Shareholder proposals should be received in a reasonable time before the solicitation is made.

VOTING INFORMATION AND REQUIREMENTS

General

Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Target Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Target Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Target Portfolio. Thrivent Financial and Thrivent Life, the sponsors of your variable contracts, are the shareholders of record of the shares of the Target Portfolio. Contractholders with investments in the Target Portfolio are entitled to provide proxy cards to Thrivent Financial and Thrivent Life for the shares related to their investments.

Record Date

The Board has fixed the close of business on May 16, 2012 as the Record Date for the determination of contractholders entitled to notice of, and to vote at, the Meeting. Target Portfolio contractholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights. Contractholders with investments in the Target Portfolio as of the record date are entitled to submit proxy cards.

Quorum

A majority of the shares of the Target Portfolio entitled to vote at the Meeting represented in person or by proxy constitutes a quorum. Thrivent Financial and Thrivent Life together are the record owners of a majority of the shares of the Target

Portfolio. The representation of Thrivent Financial and Thrivent Life at the Meeting will therefore assure the presence of a quorum.

Proxies

Target Portfolio contractholders may vote in any one of four ways: (i) via the Internet, (ii) by telephone, (iii) by mail, by returning the proxy card, or (iv) in person at the Meeting. Instructions for Internet and telephone voting are included with the enclosed proxy materials. Contractholders who deliver voting instructions by methods (i), (ii) or (iii) may revoke them at any time prior to the Meeting by delivering a written notice of revocation, by executing another proxy card bearing a later date or by attending the Meeting and giving voting instructions in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match voting proxy cards with contractholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date. The Target Portfolio employs procedures for Internet and telephone voting, such as requiring the control number from the proxy card in order to vote by either of these methods, which it considers to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, the Target Portfolio will not be liable for following Internet or telephone votes which it believes to be genuine.

Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be deemed present for quorum purposes. Abstentions and broker non-votes have the same effect as votes “AGAINST” the Reorganization.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the approval of the proposed Reorganization.

If no timely proxy cards are received, shares of the Target Portfolio attributable to a variable contract will be voted by Thrivent Financial or Thrivent Life in proportion to the proxy cards received for all variable contracts participating in the solicitation. This voting procedure may result in a relatively small numbers of contractholders determining the outcome of the vote. No minimum response is required from contractholders before Thrivent Financial and Thrivent Life will vote the Target Portfolio shares.

Any shares of the Target Portfolio held by Thrivent Financial, Thrivent Life or any of their affiliates for their own account and any shares held in an asset allocation portfolios managed by Thrivent Financial will be voted in proportion to the proxy cards received for all variable contracts participating in the solicitation.

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Prospectus/Proxy Statement with its enclosures on or about June 1, 2012. Contractholders of the Target Portfolio whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. The Target Portfolio may retain Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. We do not anticipate any expense for additional telephone solicitation by Computershare. The proxy solicitation expenses are an expense of the Reorganization and will be allocated as described above.

Other Matters to Come Before the Meeting

The Board knows of no business other than that described in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment.

In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies on the proposed Reorganization, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of contractholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Meeting to be adjourned.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which, no postage is required if mailed in the United States, or record your voting instructions by telephone or via the Internet promptly.

David S. Royal
Secretary

Questions & Answers

For Contractholders of Thrivent Partner Socially Responsible Bond Portfolio

Although we recommend that you read the complete Prospectus/Proxy Statement, we have provided the following questions and answers to clarify and summarize the issues to be voted on.

Q: Why is a contractholder meeting being held?

A: A special meeting of contractholders (the “Meeting”) of Thrivent Partner Socially Responsible Bond Portfolio (the “Target Portfolio”) is being held to seek contractholder approval of a reorganization (the “Reorganization”) of the Target Portfolio into Thrivent Income Portfolio (the “Acquiring Portfolio”), a fund that pursues a substantially similar investment objective as the Target Portfolio. Please refer to the Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Portfolio.

Q: Why is the Reorganization being recommended?

A: After careful consideration, the Board of Directors (the “Board”) of Thrivent Series Fund, Inc. (the “Fund”) has determined that the Reorganization will benefit the Target Portfolio’s contractholders and recommends that you cast your vote “FOR” the proposed Reorganization. The Target Portfolio and the Acquiring Portfolio have substantially similar investment objectives, and each is a diversified series of the Fund, an open-end investment company registered under the Investment Company Act of 1940. Thrivent Financial for Lutherans (“Thrivent Financial”) is the investment adviser for the Target Portfolio and the Acquiring Portfolio.

The Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) the advisory fee that these contractholders bear will decrease as a result of the Reorganization; (ii) the operating expenses that these contractholders bear will likely decrease as a result of the Reorganization; and (iii) contractholders will become contractholders in a larger combined portfolio, which increase the potential of realizing economies of scale whereby certain administrative costs may be spread across the combined portfolio’s larger asset base and, therefore, may increase the combined portfolio’s overall efficiency in the long term.

Q: Who can vote?

A: Owners of the variable contracts funded by the Target Portfolio and shareholders of the Target Portfolio (e.g., mutual funds affiliated with Thrivent Financial) are entitled to vote. Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), the sponsors of your variable contracts, will cast your votes according to your voting instructions. If no timely voting instructions are received, any shares of the Target Portfolio attributable to a variable contract will be voted by Thrivent Financial or Thrivent Life in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation. If a voting instruction form is returned with no voting instructions, the shares of the Target Portfolio to which the form relates will be voted FOR all the Reorganization.

Any shares of the Target Portfolio held by Thrivent Financial, Thrivent Life or any of their affiliates for their own account and any shares held in an asset allocation portfolio managed by Thrivent Financial will also be voted in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation.

Q: How will the Reorganization affect me?

A: Assuming contractholders approve the proposed Reorganization, the assets and liabilities of the Target Portfolio will be combined with those of the Acquiring Portfolio. The shares of the Target Portfolio that fund your benefits under variable contracts automatically would be exchanged for an equal dollar value of shares of the Acquiring Portfolio. The Reorganization would affect only the investments underlying variable contracts and would not otherwise affect variable contracts. Following the Reorganization, the Target Portfolio will dissolve.

Q: Will I have to pay any commission or other similar fee as a result of the Reorganization?

A: No. You will not pay any commissions or other similar fees as a result of the Reorganization.

Q: Will the total annual operating expenses that my portfolio investment bears increase as a result of the Reorganization?

A: No, they will likely decrease, and the investment management fee, which comprises a portion of the annual operating expenses, will decrease. For more information about how fund expenses may change as a result of the Reorganization, please see the comparative and pro forma table and related disclosures in the COMPARISON OF THE PORTFOLIOS—Expenses section of the prospectus/proxy statement.

Q: Will I have to pay any U.S. federal income taxes as a result of the Reorganization?

A: The Reorganization is expected to be tax-free for federal income tax purposes. The Target Portfolio will seek an opinion of counsel to this effect. It is expected that neither the shareholders of record (Thrivent Financial and Thrivent Life) shareholders nor contractholders will incur capital gains or losses on the exchange of Target Portfolio shares for Acquiring Portfolio shares as a result of the Reorganization. The cost basis on each investment will also remain the same. If you choose to make a total or partial surrender of your contract, you may be subject to taxes and other charges under your contract.

Q: Can I surrender or exchange my interests in the Target Portfolio for a different subaccount option under my contract or surrender my contract before the Reorganization takes place?

A: Yes, but please refer to the most recent prospectus of your variable contract as certain charges and/or restrictions may apply to such exchanges and surrenders.

Q: If contractholders do not approve the Reorganization, what will happen to the Target Portfolio?

A: Thrivent Financial and the Board will have to re-assess what changes it would like to make to the Target Portfolio, including a possible repurposing of the Portfolio’s principal investment strategies. It is possible that no changes would be made.

Q: Who pays the costs of the Reorganization?

A: The expenses of the Reorganization, including the costs of the Meeting, will be paid by Thrivent Financial.

Q: How can I vote?

A: Contractholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

•

By Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By Telephone: Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date, by voting later by Internet or telephone or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Q: When should I vote?

A: Every vote is important and the Board encourages you to record your vote as soon as possible. Voting your proxy now will ensure that the necessary number of votes is obtained, without the time and expense required for additional proxy solicitation.

Q: Who should I call if I have questions about a Proposal in the proxy statement?

A: Call 1-800-847-4836 with your questions.

Q: How can I get more information about the Target and Acquiring Portfolios or my variable contract?

A: You may obtain (1) a prospectus, a statement of additional information or a annual/semiannual report for the Portfolios, (2) a prospectus or statement of additional information for your variable contract or (3) the Statement of Additional Information regarding the Reorganization (request the “Reorganization SAI”) by:

•	Telephone—1-800-THRIVENT (1-800-847-4836) and say “Variable Annuity” or “Variable Universal Life”

•	Mail—Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919

•	Internet:

—	For a copy of a prospectus, a statement of additional information, or a shareholder report: www.thrivent.com

—	For a copy of this Prospectus/Proxy Statement or the Reorganization SAI: www.proxy-direct.com/thr23481

Thrivent Partner Socially Responsible Bond Portfolio

a series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(800) 847-4836

www.thrivent.com

NOTICE OF SPECIAL MEETING

OF CONTRACTHOLDERS

to be Held on July 13, 2012

NOTICE IS HEREBY GIVEN THAT a special meeting of contractholders (the “Meeting”) of Thrivent Partner Socially Responsible Bond Portfolio (the “Target Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”), will be held at the offices of Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 on July 13, 2012 at 9:10 a.m. Central time for the following purposes:

1.

To approve an Agreement and Plan of Reorganization pursuant to which the Target Portfolio would (i) transfer all of its assets and liabilities to Thrivent Income Portfolio (the “Acquiring Portfolio”), a series of the Fund, in exchange for Shares of the Acquiring Portfolio, (ii) distribute such Shares of the Acquiring Portfolio to shareholders of the Target Portfolio, and (iii) dissolve.

2.	To transact such other business as may properly be presented at the Meeting or any adjournment thereof.

The Board of Directors of the Fund (the “Board”) has fixed the close of business on May 16, 2012 as the record date for the determination of contractholders entitled to notice of, and to vote at, the Meeting and all adjournments thereof.

Contractholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

(i)

By internet—Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

(ii)

By telephone—Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

(iii)

By mail—If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Board recommends that you cast your vote FOR the proposed Reorganization as described in the Prospectus/Proxy Statement.

YOUR VOTE IS IMPORTANT

Please return your proxy card or record your voting instructions by telephone or via the Internet promptly no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the Internet promptly regardless of whether you plan to be present in person at the Meeting.

Date: May 23, 2012

David S. Royal
Secretary

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Prospectus/Proxy Statement. Contractholders should read the entire Prospectus/Proxy Statement carefully. The prospectuses of the Target Portfolio and Acquiring Portfolio dated April 30, 2012, and as supplemented from time to time, are incorporated into this document by reference and are legally deemed to be part of this Prospectus/Proxy Statement.

The Reorganization

The Board, including the directors who are not “interested persons” (as defined in the 1940 Act) of each Portfolio, has unanimously approved the Reorganization Agreement on behalf of each Portfolio, subject to Target Portfolio contractholder approval. The Reorganization Agreement provides for:

•	the transfer of all of the assets and liabilities of the Target Portfolio to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio;

•	the distribution by the Target Portfolio of such Acquiring Portfolio shares to Target Portfolio shareholders; and

•	the dissolution of the Target Portfolio.

When the Reorganization is complete, Target Portfolio shareholders will hold Acquiring Portfolio shares. The aggregate value of the Acquiring Portfolio shares a Target Portfolio shareholder will receive in the Reorganization will equal the aggregate value of the Target Portfolio shares owned by such shareholder immediately prior to the Reorganization. After the Reorganization, the Acquiring Portfolio will continue to operate with the investment objective and investment policies set forth in this Prospectus/Proxy Statement. The Reorganization will not affect your variable contract.

As discussed in more detail elsewhere in this prospectus/proxy statement, the Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) the advisory fee that these contractholders bear will decrease as a result of the Reorganization; (ii) the operating expenses that these contractholders bear will likely decrease as a result of the Reorganization; and (iii) contractholders will become contractholders in a larger combined portfolio, which increase the potential of realizing economies of scale whereby certain administrative costs may be spread across the combined portfolio’s larger asset base and, therefore, may increase the combined portfolio’s overall efficiency in the long term. In addition, the Board, when determining whether to approve the Reorganization, considered, among other things, the future growth prospects of each of the Target Portfolio and the Acquiring Portfolio, the comparative performance of the two Portfolios, and that the Reorganization is expected to be a tax-free reorganization for federal income tax purposes.

Background and Reasons for the Reorganization

The Target Portfolio and the Acquiring Portfolio have substantially similar investment objectives. The Target Portfolio seeks to maximize income; the Acquiring Portfolio seeks to achieve a high level of income over the longer term while providing reasonable safety of capital.

Despite this similarity, there are differences between the two Portfolios’ principal investment strategies, which are described in more detail in the COMPARISON OF THE PORTFOLIOS—Investment Objective and Principal Strategies section of the prospectus/proxy statement.

Under normal circumstances, the Target Portfolio invests at least 80% of its net assets in fixed-income securities whereas, under normal conditions, the Acquiring Portfolio invests at least 65% of its assets in investment-grade debt securities or preferred stock. In addition, the Target Portfolio’s investments are selected for financial soundness and then evaluated according to the Target Portfolio’s sustainable and socially responsible investment criteria. The Acquiring Portfolio does not have similar sustainable and socially responsible investment criteria.

Further, the Acquiring Portfolio is classified as a diversified investment company within the meaning of the Investment Company Act of 1940 (the “Act”) and has a fundamental investment restriction embodying the characteristics of this type of investment company. Under the Act, at least 75% of the investment portfolio of a “diversified company” must be comprised of cash and cash items, U.S. Government securities, securities of other registered investment companies, and other securities limited in respect of any one issuer to 5% of the company’s total assets and which represent no more than 10% of the voting securities of any one issuer. The Target Portfolio, however, is a “non-diversified” fund; therefore, it is not limited by the Act in the proportion of its assets that may be invested in the obligations of a single issuer.

In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio contractholders, the Board considered a number of factors, including, but not limited to: (i) the Adviser currently manages the assets of each Portfolio; (ii) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (iii) the comparative investment performance of the Portfolios; (iv) the future growth prospects of each Portfolio; (v) whether the Reorganization would result in the dilution of contractholder interests; (vi) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vii) the anticipated tax consequences of the proposed Reorganization; and (viii) the fact that Thrivent Financial would bear costs of the Reorganization. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s contractholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio contractholders will not be diluted as a result of the Reorganization.

The Board is asking contractholders of the Target Portfolio to approve the Reorganization at the Meeting to be held on July 13, 2012. If contractholders of the Target Portfolio approve the proposed Reorganization, it is expected that the closing date of the transaction (the “Closing Date”) will be after the close of business on or about July 27, 2012, but it may be at a different time as described herein. If contractholders of the Target Portfolio do not approve the proposed Reorganization, the Board will consider alternatives, including repurposing the Target Portfolio’s investment objective(s) and principal strategies.

The Board recommends that you vote “FOR” the Reorganization.

COMPARISON OF THE PORTFOLIOS

Investment Objective and Principal Strategies

Investment Objective. The Target Portfolio seeks to maximize income; the Acquiring Portfolio seeks to achieve a high level of income over the longer term while providing reasonable safety of capital. There are risks inherent in all investments in securities; accordingly, there can be no assurance that either of the Portfolios will achieve its investment objectives.

Principal Strategies. Under normal circumstances, the Target Portfolio invests at least 80% of its net assets in fixed-income securities. The Target Portfolio invests primarily in investment-grade corporate and government bonds. A security is investment grade when assigned a credit quality rating of at least “Baa” by Moody’s Investors Service (“Moody’s”) “BBB” by Standard & Poor’s Ratings Services (“S&P”) or, if unrated, considered to be of comparable credit quality by the applicable investment adviser. Under normal conditions, the Acquiring Portfolio invests at least 65% of its assets in investment-grade debt securities or preferred stock.

The fixed-income securities in which the Target Portfolio invests may include taxable municipal bonds, below investment-grade debt securities (commonly known as “junk bonds”), foreign bonds (including American Depositary Receipts (ADRs)), asset-backed securities, mortgage-backed securities and repurchase agreements. Asset-backed securities are securities backed by notes or receivables originated by banks, credit card companies or other credit providers.

The fixed-income securities in which the Acquiring Portfolio invests may include corporate bonds, government bonds, asset-backed securities, mortgage-backed securities and high-yield, high-risk bonds, notes, debentures and other debt obligations or preferred stock (commonly known as “junk bonds”). At the time of purchase, these “junk bond” securities are rated within or below the “BB” rating category by S&P or the “Ba” rating category by Moody’s or are unrated but considered to be of comparable quality by the investment adviser. In addition, the Acquiring Portfolio may purchase bonds of any maturity, and its investment adviser generally focuses on U.S. companies that it believes are financially sound and have strong cash flow, asset values, and interest or dividend earnings. The adviser purchases bonds of foreign issuers as well, however.

The subadviser to the Target Portfolio, Calvert Investment Management, Inc. (formerly Calvert Asset Management Company, Inc.), employs a two-part process for evaluating prospective investments. Investments are selected for financial soundness and then evaluated according to the Target Portfolio’s sustainable and socially responsible investment criteria. The Target Portfolio seeks to invest in companies and other enterprises that demonstrate positive corporate environmental, social and governance performance as they address corporate responsibility and sustainability challenges. With respect to U.S. government securities, the Target Portfolio invests in debt obligations issued by the U.S. Government (i.e., Treasury securities) or guaranteed by agencies or instrumentalities of the U.S. Government whose purposes further, or are compatible with, the Portfolio’s sustainable and socially responsible investment criteria.

The Acquiring Portfolio does not have similar sustainable and socially responsible investment criteria.

In addition, the Acquiring Portfolio is classified as a diversified investment company within the meaning of the Investment Company Act of 1940 (the “Act”) and has a fundamental investment restriction embodying the characteristics of this type of investment company. Under the Act, at least 75% of the investment portfolio of a “diversified company” must be comprised of cash and cash items, U.S. Government securities, securities of other registered investment companies, and other securities limited in respect of any one issuer to 5% of the company’s total assets and which represent no more than 10% of the voting securities of any one issuer. There are no such restrictions to the remaining 25% of the Acquiring Portfolio’s investment portfolio. The Target Portfolio, however, is a “non-diversified” fund; therefore, it is not limited by the Act in the proportion of its assets that may be invested in the obligations of a single issuer. As a result, the Target Portfolio is able to invest a greater proportion of its assets in the obligations of a smaller number of issuers. Being a “non-diversified” fund carries with it certain risks, as described in greater detail in the COMPARISON OF THE PORTFOLIOS—Principal Risks section of the prospectus/proxy statement.

Notwithstanding their differing diversified status under the Act, both the Target and Acquiring Portfolio must comply with the diversification requirements imposed by the U.S. Internal Revenue Code of 1986 (the “Code”) for qualification as a regulated investment company. Under the Code, the minimum percentage of each of their portfolios that must be “diversified” is 50% rather than 75%, so long as no single investment exceeds 25% of total assets.

Finally, each of the Target and Acquiring Portfolio periodically use a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts for the purpose of managing the duration of the Portfolio.

Portfolio Holdings. A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available on the Portfolios’ website.

Principal Risks

The Portfolios are subject to similar principal risks, including Market Risk, Issuer Risk, Volatility Risk, Credit Risk, High Yield Risk, Interest Rate Risk, Mortgage-Related and Other Asset-Back Securities Risk, Foreign Securities Risk, Futures

Contract Risk and Investment Adviser Risk. The Target Portfolio, unlike the Acquiring Portfolio, is also subject to Trust-Preferred Securities Risk, Leveraged Loan Risk, and Non-Diversified Risk. These risks are described below.

Principal risks to which both Portfolios are subject

Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.

Issuer Risk. Issuer risk is the possibility that factors specific to a company, to which the Portfolio’s portfolio is exposed, will affect the market prices of the company’s securities and therefore the value of the Portfolio. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. The value of the Portfolio’s shares may be affected by weak equity markets or changes in interest rate or bond yield levels. As a result, the value of the Portfolio’s shares may fluctuate significantly in the short term.

Credit Risk. Credit risk is the risk that an issuer of a bond held by the Portfolio to which the Portfolio’s portfolio is exposed may no longer be able to pay its debt. As a result of such an event, the bond may decline in price and affect the value of the Portfolio.

High Yield Risk. High yield securities, to which the Portfolio’s portfolio is exposed, are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Portfolio will be negatively affected.

Interest Rate Risk. Interest rate risk is the risk that bond prices decline in value when interest rates rise for bonds that pay a fixed rate of interest. Bonds with longer durations or maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities.

Mortgage-Related and Other Asset-Backed Securities Risk. The value of mortgage-related and asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Foreign Securities Risk. To the extent the Portfolio’s portfolio is exposed to foreign securities, it is subject to various risks associated with such securities. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities also may be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Futures Contract Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts. In addition, the value of the futures contract may not accurately track the value of the underlying instrument.

Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the adviser(s) in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.

Additional principal risks to which only Target Portfolio is subject

Non-Diversified Risk. The Portfolio is not “diversified” within the meaning of the 1940 Act. That means the Portfolio may invest more than 5% of its assets in the securities of any single issuer and may hold more than 10% of the securities of any single issuer. A non-diversified portfolio is generally more susceptible than a diversified portfolio to the risk that events or developments affecting a particular issuer will significantly affect the Portfolio’s performance.

Trust-Preferred Securities Risk. Trust-preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust-preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation. There is also the risk that the underlying obligations, and thus the trust-preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

Leveraged Loan Risk. Leveraged loans are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Portfolio to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive.

Management of the Portfolios

The Board. The Board is responsible for the overall supervision of the operations of each Portfolio and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law.

The Adviser. The Adviser, Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”), is the investment adviser for each Portfolio. Thrivent Financial and its investment advisory affiliate, Thrivent Asset Management, LLC, have been in the investment advisory business since 1986 and managed approximately $76 billion in assets as of December 31, 2011, including approximately $34 billion in mutual fund assets. These advisory entities are located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

The Adviser and the Fund received an exemptive order from the SEC that permits the Adviser and the Portfolios, with the approval of the Board, to retain one or more subadvisers for the Portfolios, or subsequently change a subadviser, without submitting the respective investment subadvisory agreements, or material amendments to those agreements, to a vote of the contractholders of the applicable Portfolio. The Adviser will notify contractholders of a Portfolio if there is a new subadviser for that Portfolio.

The Portfolios’ annual and semiannual reports to contractholders discuss the basis for the Board approving any investment advisory agreement or investment subadvisory agreement during the period covered by the report.

Portfolio Management. Thrivent Financial has engaged Calvert Investment Management, Inc. (“Calvert”), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, as investment subadviser for the Target Portfolio. Calvert has been managing mutual funds since 1976, and, as of December 31, 2011, managed $12 billion in assets.

Matthew Duch and Michael Abramo serve as portfolio managers of the Target Portfolio. Mr. Duch, Vice President of Calvert and lead portfolio manager of the Target Portfolio, has been with Calvert’s taxable fixed income team since 2006. He joined Calvert after four years as a trader/sector manager at Deutsche Asset Management. Mr. Abramo, Vice President of Calvert and co-portfolio manager of the Portfolio, has been with Calvert’s taxable fixed income team since 1999.

Stephen D. Lowe, CFA has served as the portfolio manager of the Acquiring Portfolio since 2009. He has also been a senior portfolio manager of the high yield portion of Thrivent Financial’s general account since 2005. Prior to this position, Mr. Lowe was, since 2004, a high yield research manager and, since 2002, an associate portfolio manager of the high yield portion of the general account. He has been with Thrivent Financial since 1997.

Advisory and Other Fees

Advisory Fees. Each Portfolio pays an annual investment advisory fee to the Adviser. The advisory contract between the Adviser and the Fund provides for the following advisory fees for each class of shares of a Portfolio, expressed as an annual rate of average daily net assets:

Target Portfolio
0.700% on the first $50 million of average daily net assets
0.675% of average daily net assets over $50 million

Acquiring Portfolio
0.40% of average daily net assets

During the twelve-months ended December 31, 2011, the contractual advisory fees for the Target Portfolio were 0.70% of the Target Portfolio’s average daily net assets.

During the twelve-months ended December 31, 2011, the contractual advisory fees for the Acquiring Portfolio were 0.40% of the Acquiring Portfolio’s average daily net assets.

The Adviser may from time to time voluntarily waive all or a portion of its management fee or reimburse a Portfolio for all or a portion of its other expenses. Any voluntary fee waivers and/or expense reimbursements generally may be discontinued by the Adviser at any time.

With respect to the Target Portfolio, the Adviser has contractually agreed, through at least April 30, 2013, to waive certain fees and/or reimburse certain expenses associated with the shares of the Target Portfolio in order to limit the net annual portfolio operating expenses (excluding acquired (underlying) portfolio fees and expenses, if any) to an annual rate of 0.68% of the average daily net assets of the shares of the Target Portfolio. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Directors and the Adviser.

For a complete description of each Portfolio’s advisory services, see the section of the Portfolio Prospectus entitled “Management” and the section of the Fund SAI entitled “Investment Adviser, Investment Subadvisers, and Portfolio Managers.”

Expenses

The table below sets forth the fees and expenses that investors may pay to buy and hold shares of each of the Target Portfolio and the Acquiring Portfolio, including (i) the fees and expenses paid by the Target Portfolio for the twelve-month period ended December 31, 2011, (ii) the fees and expenses paid by the Acquiring Portfolio for the twelve-month period ended December 31, 2011, and (iii) pro forma fees and expenses for the Acquiring Portfolio for the twelve-month period ended December 31, 2011, assuming the Reorganization had been completed as of the beginning of such period. If you own a variable annuity contract or a variable life insurance contract, you will have additional expenses, including mortality and expense risk charges. These additional contract-level expenses are not reflected in the table below.

	Actual			Pro Forma
	Target Portfolio		Acquiring Portfolio	Acquiring Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load)	N/A		N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A		N/A	N/A
Annual Portfolio Operating Expenses As a Percentage of Net Assets (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%		0.40%	0.40%
Other Expenses	1.47%		0.04%	0.04%
Total Annual Operating Expenses	2.17%		0.44%	0.44%
Less Expense Reimbursement	1.49%		—	—
Net Annual Portfolio Operating Expenses	0.68	%(1)	0.44%	0.44%

(1)

The Adviser has contractually agreed, through at least April 30, 2013, to waive certain fees and/or reimburse certain expenses associated with the shares of the Target Portfolio in order to limit the Net Annual Portfolio Operating Expenses to an annual rate of 0.68% of the average daily net assets of the shares.

Example

The following example, using the actual and pro forma operating expenses for the twelve-month period ended December 31, 2011, is intended to help you compare the costs of investing in the Acquiring Portfolio pro forma after the Reorganization with the costs of investing in each of the Target Portfolio and the Acquiring Portfolio without the Reorganization. The example assumes that you invest $10,000 in each Portfolio for the time period indicated and that you redeem all of your shares at the end of each period. The example also assumes that your investments have a 5% return each year and that each Portfolio’s operating expenses remain the same each year. Although your actual returns may be higher or lower, based on these assumptions your costs would be:

	Target Portfolio	Acquiring Portfolio	Pro Forma
Total operating expenses assuming redemption at the end of the period
One Year	$69	$45	$45
Three Years	$535	$141	$141
Five Years	$1,028	$246	$246
Ten Years	$2,386	$555	$555

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Portfolios’ performance. During the fiscal year ended December 31, 2011, the Acquiring Portfolio’s portfolio turnover rate was 142%, and the Target Portfolio’s portfolio turnover rate was 254% of the average value of its portfolio.

The Separate Accounts and the Retirement Plans

Shares in the Fund are currently sold, without sales charges, only to: (1) separate accounts of Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), a subsidiary of Thrivent Financial, which are used to fund benefits of variable life insurance and variable annuity contracts (each a “variable contract”) issued by Thrivent Financial and Thrivent Life; (2) other portfolios of Fund; and (3) retirement plans sponsored by Thrivent Financial.

A Prospectus for the variable contract describes how the premiums and the assets relating to the variable contract may be allocated among one or more of the subaccounts that correspond to the portfolios of the Fund. Participants in the retirement plans should consult retirement plan documents for information on how to invest.

The Fund serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Thrivent Financial. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios at the same time. Although neither Thrivent Financial nor the Fund currently foresees any such disadvantage, the Board monitors events in order to identify any material conflicts between such policy owners and contract owners. Material conflict could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax law, (3) changes in the investment management of a portfolio, or (4) differences in voting instructions between those given by policy owners and those given by contract owners. Should it be necessary, the Board would determine what action if any, should be taken on response to any such conflicts.

As a result of differences in tax treatment and other considerations, a conflict could arise between the interests of the variable life insurance contract owners, variable annuity contract owners, and plan participants with respect to their investments in the Fund. The Board will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action if any, should be taken in response to any such conflicts.

Pricing of Portfolio Shares

The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The Portfolios determine their NAV once daily at the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m. Eastern Time. The Portfolios do not determine NAV on holidays observed by the NYSE or on any other day when the NYSE is closed. The NYSE is regularly closed on Saturdays and Sundays, New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Portfolio determines its NAV by adding the value of Portfolio assets, subtracting the Portfolio’s liabilities, and dividing the result by the number of outstanding shares. To determine the NAV, the Portfolios generally value their securities at current market value using readily available market quotations. If market prices are not available or if the Adviser determines that they do not accurately reflect fair value for a security, the Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes a review of various factors set forth in the pricing policies adopted by the Board.

Because many foreign markets close before the U.S. markets, significant events may occur between the close of the foreign market and the close of the U.S. markets, when the Portfolio’s assets are valued, that could have a material impact on the valuation of foreign securities (i.e., available price quotations for these securities may not necessarily reflect the occurrence of the significant event). The Fund, subject to oversight by the Board, evaluates the impact of these significant events and adjusts the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets to the extent that the available price quotations do not, in the Adviser’s opinion, adequately reflect the occurrence of the significant events.

The Fund has authorized Thrivent Financial and one or more other entities to accept orders from participants in the retirement plans. The separate accounts and the retirement plans each place an order to buy or sell shares of a respective Portfolio each business day. The amount of the order is based on the aggregate instructions from owners of the variable annuity contracts or the participants in the retirement plans. Orders placed before the close of the NYSE on a given day by the separate accounts, the retirement plans, or participants in the retirement plans result in share purchases and redemptions at the NAV calculated as of the close of the NYSE that day.

Please note that the Target Portfolio and the Acquiring Portfolio have identical valuation policies. As a result, there will be no material change to the value of the Target Portfolio’s assets because of the Reorganization.

Capitalization

The following table sets forth the capitalization of the Target Portfolio and the Acquiring Portfolio, as of December 31, 2011, and the pro forma capitalization of the Acquiring Portfolio as if the Reorganization occurred on that date. These numbers may differ as of the Closing Date.

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio
Net assets
Portfolio Net Assets	$10,230,363	$1,463,069,461	$1,473,299,824
Total	$10,230,363	$1,463,069,461	$1,473,299,824
Net asset value per share
Net asset value	$10.71	$10.09	$10.09
Shares outstanding
Portfolio Shares	955,411	145,059,373	146,073,686
Total	955,411	145,059,373	146,073,686

The pro forma shares outstanding reflect the issuance by the Acquiring Portfolio of approximately 1.0 million shares, reflecting the exchange of the assets and liabilities of the Target Portfolio for newly issued shares of the Acquiring Portfolio at the pro forma net asset value per share. The aggregate value of the Acquiring Portfolio shares that a Target Portfolio contractholder receives in the Reorganization will equal the aggregate value of the Target Portfolio shares owned immediately prior to the Reorganization.

Annual Performance Information

The following chart shows the annual returns of the Target Portfolio since its inception and the Acquiring Portfolio for its past ten fiscal years. The bar charts include the effects of each Portfolio’s expenses, but not charges or deductions against your variable contract. If these charges and deductions were included, returns would be lower than those shown.

Thrivent Partner Socially Responsible Bond Portfolio

Thrivent Income Portfolio

As a result of market activity, current performance may vary from the figures shown.

Since its inception, the Target Portfolio’s highest quarterly return was 4.88% (for the quarter ended September 30, 2009) and its lowest quarterly return was -1.33% (for the quarter ended December 31, 2010). Since its inception, the Acquiring Portfolio’s highest quarterly return was 10.54% (for the quarter ended June 30, 2009) and its lowest quarterly return was -6.01% (for the quarter ended September 30, 2008).

Comparative Performance Information

As a basis for evaluating each Portfolio’s performance and risks, the following table shows how each Portfolio’s performance compares with broad-based market indices that the Adviser believes are appropriate benchmarks for such Portfolio. The Target Portfolio’s benchmark is the Barclays Capital U.S. Credit Index, which is comprised of both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance and include both U.S. and foreign corporations. The non-corporate sectors are sovereign, supranational, foreign agency and foreign local government. The Acquiring Portfolio’s benchmark is the Barclays Capital Aggregate Bond Index, which measures the performance of U.S. investment grade bonds. In addition, the table includes the effects of each Portfolio’s expenses, but not charges or deductions against your variable contract. If these charges and deductions were included, returns would be lower than those shown.

Average annual total returns are shown below for each Portfolio for the periods ended December 31, 2011 (the most recently completed calendar year prior to the date of this Prospectus/Proxy Statement). Remember that past performance of a Portfolio is not indicative of its future performance.

Average Annual Total Returns for the Period ended December 31, 2011

	Target Portfolio		Acquiring Portfolio
	Past 1 Year	Since Inception (4/30/08)	Past 1 Year	Past 5 Years	Past 10 Years
Applicable Portfolio	6.70%	7.73%	5.94%	5.82%	5.57%
Barclays Capital U.S. Credit Index (reflects no deductions for fees, expenses or taxes)	8.35%	7.61%	—	—	—
Barclays Capital Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	—	—	7.84%	6.50%	5.78%

Other Service Providers

Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, provides administrative personnel and services necessary to operate the Portfolios and receives an administration fee from the Portfolios. The custodian for the Portfolios is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP, 225 South Sixth Street, Suite 1400, Minneapolis, MN 55402, serves as the Fund’s independent registered public accounting firm.

Governing Law

The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a Minnesota corporation on February 24, 1986. The Fund is made up of 41 separate series or

“Portfolios.” Each Portfolio of the Fund, other than the Thrivent Aggressive Allocation Portfolio, the Thrivent Moderately Aggressive Allocation Portfolio, the Thrivent Moderate Allocation Portfolio, the Thrivent Moderately Conservative Allocation Portfolio, the Thrivent Partner Healthcare Portfolio, the Thrivent Partner Natural Resources Portfolio and the Thrivent Partner Socially Responsible Bond Portfolio, is diversified. Each Portfolio is in effect a separate investment fund, and a separate class of capital stock of the Fund is issued with respect to each Portfolio.

The Fund’s organizational documents are filed as part of the Fund’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on page 37 of this Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the Target Portfolio will transfer all of its assets and liabilities to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio. The Acquiring Portfolio shares issued to the Target Portfolio will have an aggregate value equal to the aggregate value of the Target Portfolio’s net assets immediately prior to the Reorganization. Upon receipt by the Target Portfolio of Acquiring Portfolio shares, the Target Portfolio will distribute such shares of the Acquiring Portfolio to Target Portfolio shareholders. Then, as soon as practicable after the Closing Date of the Reorganization, the Target Portfolio will dissolve under applicable state law.

The Target Portfolio will distribute the Acquiring Portfolio shares received by it pro rata to Target Portfolio shareholders of record in exchange for their interest in shares of the Target Portfolio. Accordingly, as a result of the Reorganization, each Target Portfolio shareholder would own Acquiring Portfolio shares that would have an aggregate value immediately after the Reorganization equal to the aggregate value of that shareholder’s Target Portfolio shares immediately prior to the Reorganization. The interests of each of the Target Portfolio’s shareholders will not be diluted as a result of the Reorganization. Although there is not expected to be any dilution of net asset value in either the Target Portfolio or the Acquiring Portfolio as a result of the Reorganization, a shareholder of the Target Portfolio or the Acquiring Portfolio will hold a reduced percentage of ownership in the larger combined portfolio than the shareholder did in either of the separate Portfolios.

No sales charge or fee of any kind will be assessed to Target Portfolio shareholders or contractholders in connection with their receipt of Acquiring Portfolio shares in the Reorganization.

Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the Target Portfolio that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for consummation of the Reorganization.

Terms of the Reorganization Agreement

The following is a summary of the material terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a form of which is attached as Appendix B to the Reorganization SAI.

Pursuant to the Reorganization Agreement, the Acquiring Portfolio will acquire all of the assets and the liabilities of the Target Portfolio on the Closing Date in exchange for shares of the Acquiring Portfolio. Subject to the Target Portfolio’s contractholders approving the Reorganization, the Closing Date shall occur on July 27, 2012 or such other date as determined by an officer of the Fund.

On the Closing Date, the Target Portfolio will transfer to the Acquiring Portfolio all of its assets and liabilities. The Acquiring Portfolio will in turn transfer to the Target Portfolio a number of its shares equal in value to the value of the net assets of the Target Portfolio transferred to the Acquiring Portfolio as of the Closing Date, as determined in accordance with the valuation method described in the Acquiring Portfolio’s then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Portfolio will distribute on or before the Closing Date all or substantially all of its undistributed investment company taxable income (computed without regard for dividends paid) and net realized capital gains, if any, as of such date.

The Target Portfolio expects to distribute shares of the Acquiring Portfolio received by the Target Portfolio to shareholders of the Target Portfolio promptly after the Closing Date and then dissolve.

The Acquiring Portfolio and the Target Portfolio have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business. Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the Target Portfolio’s contractholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of the Acquiring Portfolio of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

•

the receipt of an opinion of counsel relating to the tax-free nature of the Reorganization (as further described herein under the heading “Material Federal Income Tax Consequences of the Reorganization”).

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the contractholders of the Target Portfolio, provided that no such amendment after such approval shall be made if it would have a material adverse effect on the interests of such Target Portfolio’s contractholders. The Reorganization Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.

Reasons for the Proposed Reorganization

In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio contractholders, the Board considered a number of factors, including, but not limited to: (i) the Adviser currently manages the assets of each Portfolio; (ii) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (iii) the comparative investment performance of the Portfolios; (iv) the future growth prospects of each Portfolio; (v) whether the Reorganization would result in the dilution of contractholder interests; (vi) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vii) the anticipated tax consequences of the proposed Reorganization; and (viii) the fact that Thrivent Financial would bear costs of the Reorganization. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

After careful consideration, the Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) the advisory fee that these contractholders bear will decrease as a result of the Reorganization; (ii) the operating expenses that these contractholders bear will likely decrease as a result of the Reorganization; and (iii) contractholders will become contractholders in a larger combined portfolio, which increase the potential of realizing economies of scale whereby certain administrative costs may be spread across the combined portfolio’s larger asset base and, therefore, may increase the combined portfolio’s overall efficiency in the long term.

The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s contractholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio contractholders will not be diluted as a result of the Reorganization.

Material Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. persons who hold shares of the Target Portfolio as capital assets for U.S. federal income tax purposes. For federal income tax purposes, the contractholders are not the shareholders of the Target Portfolio. Rather, Thrivent Financial and Thrivent Life and their separate accounts are the shareholders.

This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular contractholder or to contractholders who may be subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert or that a court would not sustain a position contrary to any of the tax aspects described below. Contractholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization to them, as well as the effects of state, local and non-U.S. tax laws.

The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. It is a condition to closing the Reorganization that the Target Portfolio and the Acquiring Portfolio receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to each Portfolio (“Skadden Arps”), dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a)(1) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows: to the effect that on the basis of existing provisions of the Code, the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes, except as noted below:

•

the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Portfolio and the Acquiring Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Section 361 of the Code, no gain or loss will be recognized by the Target Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange for Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of the Target Portfolio’s liabilities, or upon the distribution of Acquiring Portfolio shares by the Target Portfolio to its shareholders in liquidation;

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Portfolio upon receipt of the assets transferred to the Acquiring Portfolio in exchange for Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of the liabilities of the Target Portfolio;

•

under Section 362(b) of the Code, the Acquiring Portfolio’s tax basis in each asset that the Acquiring Portfolio receives from the Target Portfolio will be the same as the Target Portfolio’s tax basis in such asset immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Portfolio’s holding periods in each asset will include the Target Portfolio’s holding periods in such asset;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Target Portfolio on the distribution of Acquiring Portfolio shares to them in exchange for their shares of the Target Portfolio;

•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Portfolio shares that the Target Portfolio’s shareholders receive in exchange for their Target Portfolio shares will be the same as the aggregate tax basis of the Target Portfolio shares exchanged therefor;

•

under Section 1223(1) of the Code, a Target Portfolio shareholder’s holding period for the Acquiring Portfolio shares received in the Reorganization will be determined by including the holding period for the Target Portfolio shares exchanged therefor, provided that the shareholder held the Target Portfolio shares as a capital asset on the date of the exchange; and

•

under Section 381 of the Code, the Acquiring Portfolio will succeed to and take into account the items of the Target Portfolio described in Section 381(c) of the Code, subject to the conditions and limitations specified in Section 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

After the Reorganization, each shareholder will continue to be responsible for tracking the adjusted tax basis and holding period of its shares for U.S. federal income tax purposes.

The opinion will be based on certain factual certifications made by the officers of the Target Portfolio and the Acquiring Portfolio, and will also be based on customary assumptions such as the assumption that the Reorganization will be consummated in accordance with the Reorganization Agreement. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with the opinion.

The Acquiring Portfolio intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code which are the same rules currently applicable to Target Portfolio. In connection with the Reorganization, on or before the Closing Date, the Target Portfolio will declare to its shareholders a dividend which, together with all of its previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt interest income and net capital gains through the Closing Date.

A regulated investment company is permitted to carry forward net capital losses; however, net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years only. Additionally, capital losses incurred in taxable years beginning on or before December 22, 2010 cannot be utilized to offset capital gains until all net capital losses arising in tax years beginning after December 22, 2010 have been utilized. As a result, some net capital loss carryovers incurred on or before December 22, 2010 may expire unused.

Immediately prior to the Reorganization, the Target Portfolio is not expected to have any unutilized capital loss carryforwards. The final amount of unutilized capital loss carryforwards for the Target Portfolio is subject to change and will not be determined until the Closing Date.

Generally, the Acquiring Portfolio will succeed to the capital loss carryforwards of the Target Portfolio, subject to the limitations described below. If the Target Portfolio has capital loss carryforwards, such capital losses would, in the absence of the Reorganization, generally be available to offset Target Portfolio capital gains, thereby reducing the amount of capital gain net income that must be distributed to the Target Portfolio shareholders.

Under Sections 382 and 383 of the Code, an “equity structure shift” arising as a result of a reorganization under Section 368(a)(1) of the Code can result in limitations on the post-reorganization Portfolio’s use of capital loss carryforwards of the participating Portfolios. An “equity structure shift” can trigger limitations on capital loss carryforwards where there is a more than 50% change in the ownership of a Portfolio.

Because the Reorganization is not expected to result in a more than 50% change in ownership of the Target Portfolio or the Acquiring Portfolio, it is anticipated that the capital loss carryforwards of the Target Portfolio will not be subject to an annual limitation as a result of this Reorganization.

This summary of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

The Reorganization will not be a taxable event for any contractholder.

Expenses of the Reorganization

The expenses of the Reorganization will be paid by the Adviser or an affiliate and will not be borne by shareholders of the Target Portfolio.

Reorganization expenses include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with each Reorganization; the costs of printing and distributing this Prospectus/Proxy Statement; legal fees incurred preparing materials for the Boards attending the Board meetings and preparing the Board minutes; auditing fees associated with the Portfolio’s financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Management of the Portfolios estimates the total cost of the Reorganization to be approximately $85,000. If the Reorganization is not approved by contractholders, the Adviser will still bear the costs of the proposed Reorganization.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of Shares of the Acquiring Portfolio will be passed on by Skadden Arps.

Contractholder Approval

The Board has unanimously approved the Reorganization, subject to shareholder approval. Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

Board Recommendation

The Board recommends voting “FOR” the proposed Reorganization.

SHAREHOLDER INFORMATION

Shareholder Information

At the close of business on the Record Date, the Acquiring Portfolio had outstanding 146,143,161.021 shares. As of May 16, 2012, the directors and officers of the Acquiring Portfolio as a group owned less than 1% of the shares of the Acquiring Portfolio. As of May 16, 2012, no person was known by the Acquiring Portfolio to own beneficially or of record as much as 5% of the Acquiring Portfolio shares except as follows:

Name	Shares Outstanding	Approximate Percentage of Ownership
Thrivent Financial	27,346,695.30	19%
Thrivent Life	12,994,724.64	9%
Thrivent Moderately Aggressive Allocation Portfolio	18,411,322.87	13%
Thrivent Moderate Allocation Portfolio	60,191,636.95	41%
Thrivent Moderately Conservative Allocation Portfolio	26,388,606.17	18%

At the close of business on the Record Date, the Target Portfolio had outstanding 1,106,714.382 shares. As of May 16, 2012, the directors and officers of the Target Portfolio as a group owned less than 1% of the shares of the Target Portfolio. As of May 16, 2012, no person was known by the Target Portfolio to own beneficially or of record as much as 5% of the shares of the Target Portfolio except as follows:

Name	Shares Outstanding	Approximate Percentage of Ownership
Thrivent Financial	1,041,854.36	94%
Thrivent Life	68,799.08	6%

Annual Meeting of Shareholders

There will be no annual or further special meetings of shareholders of the Fund unless required by applicable law or called by the Board in its discretion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Shareholder proposals should be received in a reasonable time before the solicitation is made.

VOTING INFORMATION AND REQUIREMENTS

General

Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Target Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Target Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Target Portfolio. Thrivent Financial and Thrivent Life, the sponsors of your variable contracts, are the shareholders of record of the shares of the Target Portfolio. Contractholders with investments in the Target Portfolio are entitled to provide proxy cards to Thrivent Financial and Thrivent Life for the shares related to their investments.

Record Date

The Board has fixed the close of business on May 16, 2012 as the Record Date for the determination of contractholders entitled to notice of, and to vote at, the Meeting. Target Portfolio contractholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights. Contractholders with investments in the Target Portfolio as of the record date are entitled to submit proxy cards.

Quorum

A majority of the shares of the Target Portfolio entitled to vote at the Meeting represented in person or by proxy constitutes a quorum. Thrivent Financial and Thrivent Life together are the record owners of a majority of the shares of the Target Portfolio. The representation of Thrivent Financial and Thrivent Life at the Meeting will therefore assure the presence of a quorum.

Proxies

Target Portfolio contractholders may vote in any one of four ways: (i) via the Internet, (ii) by telephone, (iii) by mail, by returning the proxy card, or (iv) in person at the Meeting. Instructions for Internet and telephone voting are included with the enclosed proxy materials. Contractholders who deliver voting instructions by methods (i), (ii) or (iii) may revoke them at any time prior to the Meeting by delivering a written notice of revocation, by executing another proxy card bearing a later date or by attending the Meeting and giving voting instructions in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match voting proxy cards with contractholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date. The Target Portfolio employs procedures for Internet and telephone voting, such as requiring the control number from the proxy card in order to vote by either of these methods, which it considers to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, the Target Portfolio will not be liable for following Internet or telephone votes which it believes to be genuine.

Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be deemed present for quorum purposes. Abstentions and broker non-votes have the same effect as votes “AGAINST” the Reorganization.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the approval of the proposed Reorganization.

If no timely proxy cards are received, shares of the Target Portfolio attributable to a variable contract will be voted by Thrivent Financial or Thrivent Life in proportion to the proxy cards received for all variable contracts participating in the solicitation. This voting procedure may result in a relatively small numbers of contractholders determining the outcome of the vote. No minimum response is required from contractholders before Thrivent Financial and Thrivent Life will vote the Target Portfolio shares.

Any shares of the Target Portfolio held by Thrivent Financial, Thrivent Life or any of their affiliates for their own account and any shares held in an asset allocation portfolios managed by Thrivent Financial will be voted in proportion to the proxy cards received for all variable contracts participating in the solicitation.

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Prospectus/Proxy Statement with its enclosures on or about June 1, 2012. Contractholders of the Target Portfolio whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. The Target Portfolio may retain Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. We do not anticipate any expense for additional telephone solicitation by Computershare. The proxy solicitation expenses are an expense of the Reorganization and will be allocated as described above.

Other Matters to Come Before the Meeting

The Board knows of no business other than that described in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment.

In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies on the proposed Reorganization, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of contractholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Meeting to be adjourned.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which, no postage is required if mailed in the United States, or record your voting instructions by telephone or via the Internet promptly.

David S. Royal
Secretary

Questions & Answers

For Contractholders of Thrivent Partner International Stock Portfolio

Although we recommend that you read the complete Prospectus/Proxy Statement, we have provided the following questions and answers to clarify and summarize the issues to be voted on.

Q: Why is a contractholder meeting being held?

A: A special meeting of contractholders (the “Meeting”) of Thrivent Partner International Stock Portfolio (the “Target Portfolio”) is being held to seek contractholder approval of a reorganization (the “Reorganization”) of the Target Portfolio into Thrivent Partner Worldwide Allocation Portfolio (the “Acquiring Portfolio”), a fund that pursues the same investment objective as the Target Portfolio. Please refer to the Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Portfolio.

Q: Why is the Reorganization being recommended?

A: After careful consideration, the Board of Directors (the “Board”) of Thrivent Series Fund, Inc. (the “Fund”) has determined that the Reorganization will benefit the Target Portfolio’s contractholders and recommends that you cast your vote “FOR” the proposed Reorganization. The Target Portfolio and the Acquiring Portfolio have the same investment objective, and each is a diversified series of the Fund, an open-end investment company registered under the Investment Company Act of 1940. Thrivent Financial for Lutherans (“Thrivent Financial”) is the investment adviser for the Target Portfolio and the Acquiring Portfolio.

The Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) contractholders will become contractholders of a larger combined fund with greater potential to increase asset size and achieve economies of scale; (ii) the Acquiring Portfolio invests in a broader portfolio of international securities than the Target Portfolio, which concentrates its investments in large cap international equities; and (iii) the Acquiring Portfolio has had strong performance over the last one, two, and three year periods, though this does not predict future performance.

Q: Who can vote?

A: Owners of the variable contracts funded by the Target Portfolio and shareholders of the Target Portfolio (e.g., mutual funds affiliated with Thrivent Financial) are entitled to vote. Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), the sponsors of your variable contracts, will cast your votes according to your voting instructions. If no timely voting instructions are received, any shares of the Target Portfolio attributable to a variable contract will be voted by Thrivent Financial or Thrivent Life in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation. If a voting instruction form is returned with no voting instructions, the shares of the Target Portfolio to which the form relates will be voted FOR all the Reorganization.

Any shares of the Target Portfolio held by Thrivent Financial, Thrivent Life or any of their affiliates for their own account and any shares held in an asset allocation portfolio managed by Thrivent Financial will also be voted in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation.

Q: How will the Reorganization affect me?

A: Assuming contractholders approve the proposed Reorganization, the assets and liabilities of the Target Portfolio will be combined with those of the Acquiring Portfolio. The shares of the Target Portfolio that fund your benefits under variable contracts automatically would be exchanged for an equal dollar value of shares of the Acquiring Portfolio. The Reorganization would affect only the investments underlying variable contracts and would not otherwise affect variable contracts. Following the Reorganization, the Target Portfolio will dissolve.

Q: Will I have to pay any commission or other similar fee as a result of the Reorganization?

A: No. You will not pay any commissions or other similar fees as a result of the Reorganization.

Q: Will the total annual operating expenses that my portfolio investment bears increase as a result of the Reorganization?

A: Yes, they will likely increase, though we expect them to remain lower than the Lipper median. For more information about how fund expenses may change as a result of the Reorganization, please see the comparative and pro forma table and related disclosures in the COMPARISON OF THE PORTFOLIOS—Expenses section of the prospectus/proxy statement.

Q: Will I have to pay any U.S. federal income taxes as a result of the Reorganization?

A: The Reorganization is expected to be tax-free for federal income tax purposes. The Target Portfolio will seek an opinion of counsel to this effect. It is expected that neither the shareholders of record (Thrivent Financial and Thrivent Life) nor contractholders will incur capital gains or losses on the exchange of Target Portfolio shares for Acquiring Portfolio shares as a result of the Reorganization. The cost basis on each investment will also remain the same. If you choose to make a total or partial surrender of your contract, you may be subject to taxes and other charges under your contract.

Q: Can I surrender or exchange my interests in the Target Portfolio for a different subaccount option under my contract or surrender my contract before the Reorganization takes place?

A: Yes, but please refer to the most recent prospectus of your variable contract as certain charges and/or restrictions may apply to such exchanges and surrenders.

Q: If contractholders do not approve the Reorganization, what will happen to the Target Portfolio?

A: Thrivent Financial and the Board will have to re-assess what changes it would like to make to the Target Portfolio, including a possible repurposing of the Portfolio’s principal investment strategies. It is possible that no changes would be made.

Q: Who pays the costs of the Reorganization?

A: The expenses of the Reorganization, including the costs of the Meeting, will be paid by the Target Portfolio.

Q: How can I vote?

A: Contractholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

•

By Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By Telephone: Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date, by voting later by Internet or telephone or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Q: When should I vote?

A: Every vote is important and the Board encourages you to record your vote as soon as possible. Voting your proxy now will ensure that the necessary number of votes is obtained, without the time and expense required for additional proxy solicitation.

Q: Who should I call if I have questions about a Proposal in the proxy statement?

A: Call 1-800-847-4836 with your questions.

Q: How can I get more information about the Target and Acquiring Portfolios or my variable contract?

A: You may obtain (1) a prospectus, a statement of additional information or annual/semiannual report for the Portfolios, (2) a prospectus or statement of additional information for your variable contract or (3) the Statement of Additional Information regarding the Reorganization (request the “Reorganization SAI”) by:

•	Telephone—1-800-THRIVENT (1-800-847-4836) and say “Variable Annuity” or “Variable Universal Life”

•	Mail—Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919

•	Internet:

—	For a copy of a prospectus, a statement of additional information, or a shareholder report: www.thrivent.com

—	For a copy of this Prospectus/Proxy Statement or the Reorganization SAI: www.proxy-direct.com/thr23481

Thrivent Partner International Stock Portfolio

a series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(800) 847-4836

www.thrivent.com

NOTICE OF SPECIAL MEETING

OF CONTRACTHOLDERS

to be Held on July 13, 2012

NOTICE IS HEREBY GIVEN THAT a special meeting of contractholders (the “Meeting”) of Thrivent Partner International Stock Portfolio (the “Target Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”), will be held at the offices of Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 on July 13, 2012 at 9:20 a.m. Central time for the following purposes:

1.

To approve an Agreement and Plan of Reorganization pursuant to which the Target Portfolio would (i) transfer all of its assets and liabilities to Thrivent Partner Worldwide Allocation Portfolio (the “Acquiring Portfolio”), a series of the Fund, in exchange for Shares of the Acquiring Portfolio, (ii) distribute such Shares of the Acquiring Portfolio to shareholders of the Target Portfolio, and (iii) dissolve.

2.	To transact such other business as may properly be presented at the Meeting or any adjournment thereof.

The Board of Directors of the Fund (the “Board”) has fixed the close of business on May 16, 2012 as the record date for the determination of contractholders entitled to notice of, and to vote at, the Meeting and all adjournments thereof.

Contractholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

(i)

By internet—Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

(ii)

By telephone—Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

(iii)

By mail—If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Board recommends that you cast your vote FOR the proposed Reorganization as described in the Prospectus/Proxy Statement.

YOUR VOTE IS IMPORTANT

Please return your proxy card or record your voting instructions by telephone or via the Internet promptly no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the Internet promptly regardless of whether you plan to be present in person at the Meeting.

Date: May 23, 2012

David S. Royal
Secretary

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Prospectus/Proxy Statement. Contractholders should read the entire Prospectus/Proxy Statement carefully. The prospectuses of the Target Portfolio and Acquiring Portfolio dated April 30, 2012, and as supplemented from time to time, are incorporated into this document by reference and are legally deemed to be part of this Prospectus/Proxy Statement.

The Reorganization

The Board, including the directors who are not “interested persons” (as defined in the 1940 Act) of each Portfolio, has unanimously approved the Reorganization Agreement on behalf of each Portfolio, subject to Target Portfolio contractholder approval. The Reorganization Agreement provides for:

•	the transfer of all of the assets and liabilities of the Target Portfolio to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio;

•	the distribution by the Target Portfolio of such Acquiring Portfolio shares to Target Portfolio shareholders; and

•	the dissolution of the Target Portfolio.

When the Reorganization is complete, Target Portfolio shareholders will hold Acquiring Portfolio shares. The aggregate value of the Acquiring Portfolio shares a Target Portfolio shareholder will receive in the Reorganization will equal the aggregate value of the Target Portfolio shares owned by such shareholder immediately prior to the Reorganization. After the Reorganization, the Acquiring Portfolio will continue to operate with the investment objective and investment policies set forth in this Prospectus/Proxy Statement. The Reorganization will not affect your variable contract.

As discussed in more detail elsewhere in this prospectus/proxy statement, the Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) contractholders will become contractholders of a larger combined fund with greater potential to increase asset size and achieve economies of scale; (ii) the Acquiring Portfolio invests in a broader portfolio of international securities than the Target Portfolio, which concentrates its investments in large cap international equities; and (iii) the Acquiring Portfolio has had strong performance over the last one, two, and three year periods, though this does not predict future performance. In addition, the Board, when determining whether to approve the Reorganization, considered, among other things, the future growth prospects of each of the Target Portfolio and the Acquiring Portfolio, the comparative performance of the two Portfolios, and that the Reorganization is expected to be a tax-free reorganization for federal income tax purposes.

Background and Reasons for the Reorganization

The Target Portfolio and the Acquiring Portfolio have the same investment objectives, and each invests a significant portion of its portfolio in foreign investments. Each Portfolio’s investment objective is to seek long-term capital growth. While the Target Portfolio invests primarily in large-cap growth and large-cap value stocks of issuers in developed markets throughout the world, the Acquiring Portfolio has a broader investment focus and invests primarily in equity and debt issuers in developed and emerging markets throughout the world. Under normal circumstances, the Target Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in stocks. The Acquiring Portfolio is not subject to an 80% investment requirement. The Portfolios’ other investment policies, practices, and restrictions are similar. The Adviser is the investment adviser to each Portfolio.

Despite this similarity in the Portfolios’ investment policies, practices, and restrictions, there are differences between the two Portfolios’ principal investment strategies, which are described in more detail in the COMPARISON OF THE PORTFOLIOS—Investment Objective and Principal Strategies section of the prospectus/proxy statement. The Acquiring Portfolio, unlike the Target Portfolio, invests in emerging market equity and debt securities. Some of these debt securities are junk bonds. In addition, the Acquiring Portfolio, unlike the Target Portfolio, invests in international small- and mid-cap companies. Investing in these asset classes have their own specific risks, which are described in more detail in the COMPARISON OF THE PORTFOLIOS—Principal Risks section of the prospectus/proxy statement.

In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio contractholders, the Board considered a number of factors, including, but not limited to: (i) the Adviser currently manages the assets of each Portfolio; (ii) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (iii) the comparative investment performance of the Portfolios; (iv) the future growth prospects of each Portfolio; (v) whether the Reorganization would result in the dilution of contractholder interests; (vi) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vii) the anticipated tax consequences of the proposed Reorganization; (viii) the estimated costs of the Reorganization; and (ix) the current subadvisers for each Portfolio. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s contractholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio contractholders will not be diluted as a result of the Reorganization.

The Board is asking contractholders of the Target Portfolio to approve the Reorganization at the Meeting to be held on July 13, 2012. If contractholders of the Target Portfolio approve the proposed Reorganization, it is expected that the closing date of the transaction (the “Closing Date”) will be after the close of business on or about July 27, 2012, but it may be at a different time as described herein. If contractholders of the Target Portfolio do not approve the proposed Reorganization, the Board will consider alternatives, including repurposing the Target Portfolio’s investment objective(s) and principal strategies.

The Board recommends that you vote “FOR” the Reorganization.

COMPARISON OF THE PORTFOLIOS

Investment Objective and Principal Strategies

Investment Objective. Each Portfolio’s investment objective is to seek long-term capital growth. There are risks inherent in all investments in securities; accordingly, there can be no assurance that either of the Portfolios will achieve its investment objective.

Principal Strategies. While the Target Portfolio invests primarily in large-cap growth and large-cap value stocks of issuers in developed markets throughout the world, the Acquiring Portfolio has a broader investment focus; it invests primarily in equity and debt issuers in developed and emerging markets throughout the world. The Target Portfolio seeks to achieve its objective by investing substantially all of its assets in stocks outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Normally, at least 80% of the Portfolio’s net assets (plus the amount of any borrowing for investment purposes) will be invested in stocks. While stocks may be purchased without regard to a company’s market capitalization, the Target Portfolio’s focus typically will be on large and, to a lesser extent, medium-sized companies.

The Adviser has selected two subadvisers, Mercator Asset Management, LP (“Mercator”) and Principal Global Investors, LLC (“Principal”), with differing management styles to subadvise the Target Portfolio. Mercator’s investment focus is international large-cap value assets and, to a lesser extent, emerging markets equity assets, and Principal’s investment focus is international large-cap growth assets. Each subadviser acts and invests independently of the other and uses its own methodology for selecting stocks. The Target Portfolio’s assets are allocated generally on an equal basis between Mercator and Principal.

The Acquiring Portfolio seeks to achieve its objective by investing primarily in equity and debt securities of issuers throughout the world. The Acquiring Portfolio seeks to diversify its portfolio broadly among developed and emerging countries and among multiple asset classes. Under normal market conditions, the Acquiring Portfolio invests at least 40% of its net assets in foreign assets. If market conditions are not deemed favorable by the Acquiring Portfolio’s investment adviser, the Acquiring Portfolio could invest at least 30% of its net assets in foreign assets. A foreign asset could be an investment in an issuer that is organized under the laws of a foreign jurisdiction; that is traded principally in a foreign country; that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets in a foreign country; or otherwise exposes the Acquiring Portfolio’s portfolio to the economic fortunes and risks of a foreign country.

The debt securities in which the Acquiring Portfolio invests may be of any maturity or credit quality and may include high-yield, high-risk bonds, notes,

debentures, and other debt obligations commonly known as “junk bonds.” At the time of purchase, these high-yield, high-risk debt securities are rated within or below the “BB” major rating category by Standard & Poor’s or the “Ba” major rating category by Moody’s or are unrated but considered to be of comparable quality. The interest rates of the Acquiring Portfolio’s debt securities may be fixed, floating, or subject to periodic reset provisions.

The Adviser of the Acquiring Portfolio will make asset allocation decisions among the various asset classes identified below, and has selected multiple subadvisers to manage each such class, although the Adviser will directly manage the Acquiring Portfolio’s assets that are allocated to U.S. securities. The subadvisers invest independently of one another and use their own methodologies for selecting assets.

The Adviser to the Acquiring Portfolio will generally make the following allocations among the broad asset classes listed below:

International large-cap growth	0-45%

International large-cap value	0-45%

Emerging markets equity	0-30%

International small-and mid-cap equities	0-30%

Emerging markets debt	0-30%

U.S. securities	0-20%

The Acquiring Portfolio’s actual holdings in each broad asset category may be outside the applicable allocation range from time to time due to differing investment performances among assets classes. These allocations may change without shareholder approval or advance notice to shareholders to the extent consistent with applicable law.

Mercator manages the international large-cap value assets of the Acquiring Portfolio but also manages, to a lesser extent, emerging markets equity assets. Principal manages the international large-cap growth assets. Aberdeen Asset Managers Ltd. (“Aberdeen”) also manages the emerging markets equity assets of the Acquiring Portfolio. Victory Capital Management Inc. (“Victory”) manages the international small- and mid-cap assets of the Acquiring Portfolio. Goldman Sachs Asset Management, L.P. (“GSAM”) manages the emerging markets debt assets. The Adviser manages the assets allocated to U.S. securities of the Acquiring Portfolio.

In addition, each Portfolio may take temporary defensive positions in portfolio securities that are inconsistent with such Portfolio’s principal investment strategies.

Portfolio Holdings. A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available on the Portfolios’ website.

Principal Risks

Given the similarity of investment objectives and principal strategies of the Portfolios, the Portfolios are subject to similar principal risks (described in some detail below), including Market Risk, Issuer Risk, Volatility Risk, Foreign Securities Risk, Emerging Markets Risk, Liquidity Risk, Investment Adviser Risk, Large Cap Risk and Multi-Manager Risk. The Acquiring Portfolio is also subject to Allocation Risk, Small and Mid Cap Risk, Credit Risk, Interest Rate Risk, and High Yield Risk.

It is important to note that, in the event that the emerging markets equity and debt asset classes were to perform poorly, the Target Portfolio, if it were still in existence, could outperform the combined portfolio.

Principal risks to which both Portfolios are subject

Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.

Issuer Risk. Issuer risk is the possibility that factors specific to a company, to which the Portfolio’s portfolio is exposed, will affect the market prices of the company’s securities and therefore the value of the Portfolio. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. The value of the Portfolio’s shares may be affected by weak equity markets or changes in interest rate or bond yield levels. As a result, the value of the Portfolio’s shares may fluctuate significantly in the short term.

Foreign Securities Risk. To the extent the Portfolio’s portfolio is exposed to foreign securities, it is subject to various risks associated with such securities. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities also may be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Emerging Markets Risk. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Portfolio performance will likely be negatively affected by portfolio exposure to nations in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries and events in any one country could cause the Portfolio’s share price to decline.

Liquidity Risk. Liquidity risk is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. High-yield bonds have a less liquid resale market. As a result, the Portfolio may have difficulty selling or disposing of securities quickly in certain markets or may only be able to sell the holdings at prices substantially less than what the Portfolio believes they are worth.

Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the adviser(s) in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.

Large Cap Risk. Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Multi-Manager Risk. The investment styles employed by the subadvisers may not be complementary. The interplay of the various strategies employed by the subadvisers may result in the Portfolio indirectly holding positions in certain types of securities, industries, or sectors. These positions may be detrimental to a Portfolio’s performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a Portfolio’s realization of capital gains. It is also possible that one subadviser could be selling a particular security or security from a certain country while another subadviser could be purchasing the same security or a security from that country.

Additional principal risks to which only Acquiring Portfolio is subject

Allocation Risk. The Portfolio’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. Therefore, a principal risk of investing in the Portfolio is that the allocation strategies used and the allocation decisions made will not produce the desired results.

Small and Mid Cap Risk. Small- and medium-sized companies often have greater price volatility, lower trading volumes, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. In addition, small cap companies seldom pay significant dividends that could cushion returns in a falling market.

Credit Risk. Credit risk is the risk that an issuer of a bond held by the Portfolio, or held by an underlying fund in which the Portfolio invests, may no longer be able to pay its debt. As a result of such an event, the bond may decline in price and affect the value of the Portfolio.

Interest Rate Risk. Interest rate risk is the risk that bond prices decline in value when interest rates rise for bonds that pay a fixed rate of interest. Bonds with longer durations or maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities.

High Yield Risk. High yield securities, to which the Portfolio’s portfolio is exposed, are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Portfolio will be negatively affected.

Management of the Portfolios

The Board. The Board is responsible for the overall supervision of the operations of each Portfolio and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law.

The Adviser. The Adviser, Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”), is the investment adviser for each Portfolio. Thrivent Financial and its investment advisory affiliate, Thrivent Asset Management, LLC, have been in the investment advisory business since 1986 and managed approximately $76 billion in assets as of December 31, 2011, including approximately $34 billion in mutual fund assets. These advisory entities are located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

The Adviser and the Fund received an exemptive order from the SEC that permits the Adviser and the Portfolios, with the approval of the Board, to retain one or more subadvisers for the Portfolios, or subsequently change a subadviser, without submitting the respective investment subadvisory agreements, or material amendments to those agreements, to a vote of the contractholders of the applicable Portfolio. The Adviser will notify contractholders of a Portfolio if there is a new subadviser for that Portfolio.

The Portfolios’ annual and semiannual reports to contractholders discuss the basis for the Board approving any investment advisory agreement or investment subadvisory agreement during the period covered by the report.

Portfolio Management. The Adviser has engaged Mercator Asset Management, LP (“Mercator”), 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486, and Principal Global Investors, LLC (“Principal”), 801 Grand Avenue, Des Moines, Iowa 50392, as investment subadvisers for the Target Portfolio.

Mercator has served as a subadviser for the Target Portfolio since 2004. Mercator was founded in 1984 and manages international equity funds for institutional clients, including retirement plans, endowments, and foundations. As of December 31, 2011, Mercator managed approximately $5.4 billion in assets. James E. Chaney serves as portfolio manager for the Mercator portion of the Target Portfolio. Mr. Chaney is a General Partner of Mercator and has been with Mercator since 2000.

Principal has served as a subadviser for the Target Portfolio since 2007. Principal is a direct wholly owned subsidiary of Principal Life Insurance Company. Principal and its predecessor firms have subadvised mutual fund assets since 1969. Principal, together with its affiliated asset management companies, had approximately $242.2 billion in assets under management as of December 31, 2011. Principal has an investment management team that has day-to-day responsibility for managing its portion of the Target Portfolio’s assets. Mark R. Nebelung, CFA and John Pihlblad, CFA have served as portfolio co-managers for the Principal portion of the Target Portfolio since 2010 and 2007, respectively. Mr. Nebelung has co-portfolio management responsibilities of Principal’s international growth and global growth equity strategies and co-manages Principal’s Japanese and Pan Asian strategies. He has been with Principal since 1997. Mr. Pihlblad is a senior investment officer at Principal and led the development of Principal’s proprietary Global Research Platform. He has been with Principal since 2000.

The Adviser has engaged Mercator; Principal; Aberdeen Asset Managers Limited (“Aberdeen”), 10 Queen’s Terrace, Aberdeen, AB10 1YG, United Kingdom; Victory Capital Management Inc. (“Victory”), 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144; and Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, New York 10282-2198, as investment subadvisers for the Acquiring Portfolio. These subadvisers have managed assets of the Acquiring Portfolio since the Portfolio’s inception on February 29, 2008.

As stated earlier, Mercator was founded in 1984 and manages international equity funds for institutional clients, including retirement plans, endowments, and foundations. As of December 31, 2011, Mercator managed $5.4 billion in assets. James E. Chaney serves as portfolio manager for the Mercator portion of the Acquiring Portfolio. Mr. Chaney is a General Partner of Mercator and has been with Mercator since 2000.

As stated earlier, Principal is a direct wholly owned subsidiary of Principal Life Insurance Company. Principal and its predecessor firms have subadvised mutual fund assets since 1969. Principal, together with its affiliated asset management companies, had approximately $242.2 billion in assets under management as of December 31, 2011. Principal has an investment management team that has day-to-day responsibility for managing its portion of the Target Portfolio’s assets. Mark R. Nebelung, CFA and John Pihlblad, CFA have served as portfolio co-managers for the Principal portion of the Target Portfolio since 2010 and 2008, respectively. Mr. Nebelung has co-portfolio management responsibilities of Principal’s international growth and global growth equity strategies and co-manages Principal’s Japanese and Pan Asian strategies. He has been with Principal since 1997. Mr. Pihlblad is a senior investment officer at Principal and led the development of Principal’s proprietary Global Research Platform. He has been with Principal since 2000.

Aberdeen is a subsidiary of Aberdeen Asset Management PLC, which was organized in 1983. Aberdeen Asset Management PLC is the parent company of an asset management group managing approximately $270,252.06 million in assets as of December 31, 2011 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities, and private clients. Devan Kaloo, Head of Global Emerging Markets Equities at Aberdeen, is the lead portfolio manager for the Aberdeen portion of the Acquiring Portfolio. Prior to his current position, he was, beginning in 2000, a senior investment manager on Aberdeen’s Asian Equity team.

Victory, through predecessor firms, was organized in 1894 and began managing tax-exempt assets in 1912. As of December 31, 2011, Victory managed approximately $26.5 billion in assets. Margaret Lindsay, Chief Investment Officer of International Equity Strategies at Victory, is the lead portfolio manager for the Victory portion of the Acquiring Portfolio. Prior to joining Victory in 2006, she was Director of Global Small Cap Equity and head of the non-U.S. small/mid-cap team at Fiduciary Trust International, a subsidiary of Franklin Templeton Investments, for 15 years.

GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. As of December 31, 2011, GSAM, including its investment advisory affiliates, had assets under management of approximately $705,840.3 million. GSAM uses its Emerging Market Debt and Fundamental Currency Team (the “EMD Team”) to manage its portion of the Acquiring Portfolio. Samuel Finkelstein is the Managing Director, the Global Head of Macro Strategies and a member of the Fixed Income Strategy Group and Cross-Sector Strategy Team at GSAM. He is also the head of the EMD Team and the lead manager of GSAM’s portion of the Acquiring

Portfolio. Prior to joining the EMD Team in 2000, Mr. Finklestein worked in the fixed-income risk and strategy group where he constructed portfolios and monitored risk exposure. He joined GSAM in 1997. Ricardo Penfold, Managing Director, joined GSAM in 2000. Prior to joining GSAM, he was Head of Research and Economics in Venezuela for Santander Investments and Banco Santander Central Hispano for four years.

David C. Francis, CFA, Vice President of Investment Equities of the Adviser, serves as lead portfolio manager for the portion of the Acquiring Portfolio’s assets allocated to U.S. securities. Mr. Francis has been with the Adviser since 2001.

The Fund’s SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Portfolios.

Advisory and Other Fees

Advisory Fees. Each Portfolio pays an annual investment advisory fee to the Adviser. The advisory contract between the Adviser and the Fund provides for the following advisory fees for each class of shares of a Portfolio, expressed as an annual rate of average daily net assets:

Target Portfolio
0.850% on the first $500 million of average daily net assets
0.800% on the next $500 million of average daily net assets
0.750% on the next $500 million of average daily net assets
0.700% of average daily net assets over $1.5 billion

Acquiring Portfolio
0.900% on the first $250 million of average daily net assets
0.850% of average daily net assets over $250 million

In connection with the Reorganization (assuming the Target Portfolio contractholders approve the Reorganization), the Adviser agreed to an additional breakpoint in the fee schedule for the Acquiring Portfolio. The advisory contract will provide the following advisory fee schedule for each class of shares of the Acquiring Portfolio, expressed at an annual rate of daily net assets:

0.900% on the first $250 million of average daily net assets
0.850% on the next $750 million of average daily net assets
0.800% on the next $500 million of average daily net assets
0.750% of average daily net assets over $1.5 billion

During the twelve-months ended December 31, 2011, the contractual advisory fees for the Target Portfolio were 0.83% of the Target Portfolio’s average daily net assets.

During the twelve-months ended December 31, 2011, the contractual advisory fees for the Acquiring Portfolio were 0.87% of the Acquiring Portfolio’s average daily net assets.

The Adviser may from time to time voluntarily waive all or a portion of its management fee or reimburse a Portfolio for all or a portion of its other expenses. Any voluntary fee waivers and/or expense reimbursements generally may be discontinued by the Adviser at any time.

For a complete description of each Portfolio’s advisory services, see the section of the Portfolio Prospectus entitled “Management” and the section of the Fund SAI entitled “Investment Adviser, Investment Subadvisers, and Portfolio Managers.”

Expenses

The table below sets forth the fees and expenses that investors may pay to buy and hold shares of each of the Target Portfolio and the Acquiring Portfolio, including (i) the fees and expenses paid by the Target Portfolio for the twelve-month period ended December 31, 2011, (ii) the fees and expenses paid by the Acquiring Portfolio for the twelve-month period ended December 31, 2011, and (iii) pro forma fees and expenses for the Acquiring Portfolio for the twelve-month period ended December 31, 2011, assuming the Reorganization had been completed as of the beginning of such period. If you own a variable annuity contract or a variable life insurance contract, you will have additional expenses, including mortality and expense risk charges. These additional contract-level expenses are not reflected in the table below.

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load)	N/A	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A	N/A
Annual Portfolio Operating Expenses As a Percentage of Net Assets (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.83%	0.87%	0.85%
Other Expenses	0.07%	0.12%	0.09%
Total Annual Operating Expenses	0.90%	0.99%	0.94%

Example

The following example, using the actual and pro forma operating expenses for the twelve-month period ended December 31, 2011, is intended to help you compare the costs of investing in the Acquiring Portfolio pro forma after the Reorganization with the costs of investing in each of the Target Portfolio and the Acquiring Portfolio without the Reorganization. The example assumes that you invest $10,000 in each Portfolio for the time period indicated and that you redeem all of your shares at the end of each period. The example also assumes that your investments have a 5% return each year and that each Portfolio’s operating expenses remain the same each year. Although your actual returns may be higher or lower, based on these assumptions your costs would be:

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio
Total operating expenses assuming redemption at the end of the period
One Year	$92	$101	$96
Three Years	$287	$315	$300
Five Years	$498	$547	$520
Ten Years	$1,108	$1,213	$1,155

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Portfolios’ performance. During the fiscal year ended December 31, 2011, the Acquiring Portfolio’s and the Target Portfolio’s portfolio turnover rates were 64% and 73%, respectively, of the average value of their portfolios.

The Separate Accounts and the Retirement Plans

Shares in the Fund are currently sold, without sales charges, only to: (1) separate accounts of Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), a subsidiary of Thrivent Financial, which are used to fund benefits of variable life insurance and variable annuity contracts (each a “variable contract”) issued by Thrivent Financial and Thrivent Life; (2) other portfolios of Fund; and (3) retirement plans sponsored by Thrivent Financial.

A Prospectus for the variable contract describes how the premiums and the assets relating to the variable contract may be allocated among one or more of the subaccounts that correspond to the portfolios of the Fund. Participants in the retirement plans should consult retirement plan documents for information on how to invest.

The Fund serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Thrivent Financial. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios at the same time. Although neither Thrivent Financial nor the Fund currently foresees any such disadvantage, the Board monitors events in order to identify any material conflicts between such policy owners and contract owners. Material conflict could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax law, (3) changes in the investment management of a portfolio, or (4) differences in voting instructions between those given by policy owners and those given by contract owners. Should it be necessary, the Board would determine what action if any, should be taken on response to any such conflicts.

As a result of differences in tax treatment and other considerations, a conflict could arise between the interests of the variable life insurance contract owners, variable annuity contract owners, and plan participants with respect to their investments in the Fund. The Board will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action if any, should be taken in response to any such conflicts.

Pricing of Portfolio Shares

The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The Portfolios determine their NAV once daily at the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m. Eastern Time. The Portfolios do not determine NAV on holidays observed by the NYSE or on any other day when the NYSE is closed. The NYSE is regularly closed on Saturdays and Sundays, New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Portfolio determines its NAV by adding the value of Portfolio assets, subtracting the Portfolio’s liabilities, and dividing the result by the number of outstanding shares. To determine the NAV, the Portfolios generally value their securities at current market value using readily available market quotations. If market prices are not available or if the Adviser determines that they do not accurately reflect fair value for a security, the Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes a review of various factors set forth in the pricing policies adopted by the Board.

Because many foreign markets close before the U.S. markets, significant events may occur between the close of the foreign market and the close of the U.S. markets, when the Portfolio’s assets are valued, that could have a material impact on the valuation of foreign securities (i.e., available price quotations for these securities may not necessarily reflect the occurrence of the significant event). The Fund, subject to oversight by the Board, evaluates the impact of these significant events and adjusts the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets to the extent that the available price quotations do not, in the Adviser’s opinion, adequately reflect the occurrence of the significant events.

The Fund has authorized Thrivent Financial and one or more other entities to accept orders from participants in the retirement plans. The separate accounts and the retirement plans each place an order to buy or sell shares of a respective Portfolio each business day. The amount of the order is based on the aggregate instructions from owners of the variable annuity contracts or the participants in the retirement plans. Orders placed before the close of the NYSE on a given day by the separate accounts, the retirement plans, or participants in the retirement plans result in share purchases and redemptions at the NAV calculated as of the close of the NYSE that day.

Please note that the Target Portfolio and the Acquiring Portfolio have identical valuation policies. As a result, there will be no material change to the value of the Target Portfolio’s assets because of the Reorganization.

Capitalization

The following table sets forth the capitalization of the Target Portfolio and the Acquiring Portfolio, as of December 31, 2011, and the pro forma capitalization of the Acquiring Portfolio as if the Reorganization occurred on that date. These numbers may differ as of the Closing Date.

	Target Fund	Acquiring Fund	Pro Forma Adjustments		Pro Forma Acquiring Fund
Net assets
Portfolio Net Assets	$709,827,505	$495,586,412	($876,822	)(1)	$1,204,537,095
Total	$709,827,505	$495,586,412	($876,822)		$1,204,537,095
Net asset value per share
Net asset value	$9.18	$7.39			$7.39
Shares outstanding
Portfolio Shares	77,286,224	67,048,254			162,962,572
Total	77,286,224	67,048,254			162,962,572

(1)	Includes pro forma adjustments of $370,000 for estimated reorganization cost and $506,822 for estimated transition cost.

The pro forma shares outstanding reflect the issuance by the Acquiring Portfolio of approximately 96.0 million shares, reflecting the exchange of the assets and liabilities of the Target Portfolio for newly issued shares of the Acquiring Portfolio at the pro forma net asset value per share. The aggregate value of the Acquiring Portfolio shares that a Target Portfolio contractholder receives in the Reorganization will equal the aggregate value of the Target Portfolio shares owned immediately prior to the Reorganization.

Annual Performance Information

The following chart shows the annual returns of the Target Portfolio for its past ten fiscal years and the Acquiring Portfolio since its inception. On July 16, 2004, the Target Portfolio merged with Lutheran Brotherhood World Growth Portfolio. The performance presented for the period prior to the merger is for Lutheran Brotherhood World Growth Portfolio. The bar charts include the effects of each Portfolio’s expenses, but not charges or deductions against your variable contract. If these charges and deductions were included, returns would be lower than those shown.

Thrivent Partner International Stock Portfolio

Thrivent Partner Worldwide Allocation Portfolio

As a result of market activity, current performance may vary from the figures shown.

Since its inception, the Target Portfolio’s highest quarterly return was 20.20% (for the quarter ended June 30, 2009) and its lowest quarterly return was -21.52% (for the quarter ended September 30, 2002). Since its inception, the Acquiring Portfolio’s highest quarterly return was 22.38% (for the quarter ended June 30, 2009) and its lowest quarterly return was -18.33% (for the quarter ended September 30, 2011).

Comparative Performance Information

As a basis for evaluating each Portfolio’s performance and risks, the following table shows how each Portfolio’s performance compares with broad-based market indices that the Adviser believes are appropriate benchmarks for such Portfolio. The Target Portfolio’s benchmark is the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, which measures the performance of stocks in developed countries outside of North America. The Acquiring Portfolio’s benchmark is the MSCI All Country World Index ex-USA, which measures the performance of developed and emerging stock markets throughout the world. The table includes the effects of each Portfolio’s expenses, but not charges or deductions against your variable contract. If these charges and deductions were included, returns would be lower than those shown.

Average annual total returns are shown below for each Portfolio for the periods ended December 31, 2011 (the most recently completed calendar year prior to the date of this Prospectus/Proxy Statement). Remember that past performance of a Portfolio is not indicative of its future performance.

Average Annual Total Returns for the Period ended December 31, 2011

	Target Portfolio			Acquiring Portfolio
	Past 1 Year	Past 5 Years	Past 10 Years	Past 1 Year	Since Inception (4/30/08)
Applicable Portfolio	-13.90%	-5.31%	2.80%	-12.12%	-5.92%
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	-11.73%	-4.26%	5.12%	—	—
MSCI All Country World Index ex-USA (reflects no deductions for fees, expenses or taxes)	—	—	—	-13.33%	6.55%

Other Service Providers

Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, provides administrative personnel and services necessary to operate the Portfolios and receives an administration fee from the Portfolios. The custodian for the Portfolios is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP, 225 South Sixth Street, Suite 1400, Minneapolis, MN 55402, serves as the Fund’s independent registered public accounting firm.

Governing Law

The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a Minnesota corporation on February 24, 1986. The Fund is made up of 41 separate series or “Portfolios.” Each Portfolio of the Fund, other than the Thrivent Aggressive Allocation Portfolio, the Thrivent Moderately Aggressive Allocation Portfolio, the Thrivent Moderate Allocation Portfolio, the Thrivent Moderately Conservative Allocation Portfolio, the Thrivent Partner Healthcare Portfolio, the Thrivent Partner Natural Resources Portfolio and the Thrivent Partner Socially Responsible Bond Portfolio, is diversified. Each Portfolio is in effect a separate investment fund, and a separate class of capital stock of the Fund is issued with respect to each Portfolio.

The Fund’s organizational documents are filed as part of the Fund’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on page 68 of this Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the Target Portfolio will transfer all of its assets and liabilities to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio. The Acquiring Portfolio shares issued to the Target Portfolio will have an aggregate value equal to the aggregate value of the Target Portfolio’s net assets immediately prior to the Reorganization. Upon receipt by the Target Portfolio of Acquiring Portfolio shares, the Target Portfolio will distribute such shares of the Acquiring Portfolio to Target Portfolio shareholders. Then, as soon as practicable after the Closing Date of the Reorganization, the Target Portfolio will dissolve under applicable state law.

The Target Portfolio will distribute the Acquiring Portfolio shares received by it pro rata to Target Portfolio shareholders of record in exchange for their interest in shares of the Target Portfolio. Accordingly, as a result of the Reorganization, each Target Portfolio shareholder would own Acquiring Portfolio shares that would have an aggregate value immediately after the Reorganization equal to the aggregate value of that shareholder’s Target Portfolio shares immediately prior to the Reorganization. The interests of each of the Target Portfolio’s shareholders will not be diluted as a result of the Reorganization. Although there is not expected to be any dilution of net asset value in either the Target Portfolio or the Acquiring Portfolio as a result of the Reorganization, a shareholder of the Target Portfolio or the Acquiring Portfolio will hold a reduced percentage of ownership in the larger combined portfolio than the shareholder did in either of the separate Portfolios.

No sales charge or fee of any kind will be assessed to Target Portfolio shareholders or contractholders in connection with their receipt of Acquiring Portfolio shares in the Reorganization.

Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the Target Portfolio that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for consummation of the Reorganization.

Terms of the Reorganization Agreement

The following is a summary of the material terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a form of which is attached as Appendix C to the Reorganization SAI.

Pursuant to the Reorganization Agreement, the Acquiring Portfolio will acquire all of the assets and the liabilities of the Target Portfolio on the Closing Date in exchange for shares of the Acquiring Portfolio. Subject to the Target Portfolio’s contractholders approving the Reorganization, the Closing Date shall occur on July 27, 2012 or such other date as determined by an officer of the Fund.

On the Closing Date, the Target Portfolio will transfer to the Acquiring Portfolio all of its assets and liabilities. The Acquiring Portfolio will in turn transfer to the Target Portfolio a number of its shares equal in value to the value of the net assets of the Target Portfolio transferred to the Acquiring Portfolio as of the Closing Date, as determined in accordance with the valuation method described in the Acquiring Portfolio’s then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Portfolio will distribute on or before the Closing Date all or substantially all of its undistributed investment company taxable income (computed without regard for dividends paid) and net realized capital gains, if any, as of such date.

The Target Portfolio expects to distribute shares of the Acquiring Portfolio received by the Target Portfolio to shareholders of the Target Portfolio promptly after the Closing Date and then dissolve.

The Acquiring Portfolio and the Target Portfolio have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business. Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the Target Portfolio’s contractholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of the Acquiring Portfolio of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

•

the receipt of an opinion of counsel relating to the tax-free nature of the Reorganization (as further described herein under the heading “Material Federal Income Tax Consequences of the Reorganization”).

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the contractholders of the Target Portfolio, provided that no such amendment after such approval shall be made if it would have a material adverse effect on the interests of such Target Portfolio’s contractholders. The Reorganization Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.

Reasons for the Proposed Reorganization

In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio contractholders, the Board considered a number of factors, including, but not limited to: (i) the Adviser currently manages the assets of each Portfolio; (ii) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (iii) the comparative investment performance of the Portfolios; (iv) the future growth prospects of each Portfolio; (v) whether the Reorganization would result in the dilution of contractholder interests; (vi) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vii) the anticipated tax consequences of the proposed Reorganization; (viii) the estimated costs of the Reorganization; and (ix) the current subadvisers for each Portfolio. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

After careful consideration, the Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: i) contractholders will become contractholders of a larger combined fund with greater potential to increase asset size and achieve economies of scale; (ii) the Acquiring Portfolio invests in a broader portfolio of international securities than the Target Portfolio, which concentrates its investments in large cap international equities; and (iii) the Acquiring Portfolio has had strong performance over the last one, two, and three year periods, though this does not predict future performance.

The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s contractholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio contractholders will not be diluted as a result of the Reorganization.

Material Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. persons who hold shares of the Target Portfolio as capital assets for

U.S. federal income tax purposes. For federal income tax purposes, the contractholders are not the shareholders of the Target Portfolio. Rather, Thrivent Financial and Thrivent Life and their separate accounts are the shareholders.

This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular contractholder or to contractholders who may be subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert or that a court would not sustain a position contrary to any of the tax aspects described below. Contractholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization to them, as well as the effects of state, local and non-U.S. tax laws.

The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. It is a condition to closing the Reorganization that the Target Portfolio and the Acquiring Portfolio receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to each Portfolio (“Skadden Arps”), dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a)(1) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows: to the effect that on the basis of existing provisions of the Code, the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes, except as noted below:

•

the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Portfolio and the Acquiring Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Section 361 of the Code, no gain or loss will be recognized by the Target Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange for Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of the Target Portfolio’s liabilities, or upon the distribution of Acquiring Portfolio shares by the Target Portfolio to its shareholders in liquidation;

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Portfolio upon receipt of the assets transferred to the Acquiring Portfolio in exchange for Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of the liabilities of the Target Portfolio;

•

under Section 362(b) of the Code, the Acquiring Portfolio’s tax basis in each asset that the Acquiring Portfolio receives from the Target Portfolio will be the same as the Target Portfolio’s tax basis in such asset immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Portfolio’s holding periods in each asset will include the Target Portfolio’s holding periods in such asset;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Target Portfolio on the distribution of Acquiring Portfolio shares to them in exchange for their shares of the Target Portfolio;

•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Portfolio shares that the Target Portfolio’s shareholders receive in exchange for their Target Portfolio shares will be the same as the aggregate tax basis of the Target Portfolio shares exchanged therefor;

•

under Section 1223(1) of the Code, a Target Portfolio shareholder’s holding period for the Acquiring Portfolio shares received in the Reorganization will be determined by including the holding period for the Target Portfolio shares exchanged therefor, provided that the shareholder held the Target Portfolio shares as a capital asset on the date of the exchange; and

•

under Section 381 of the Code, the Acquiring Portfolio will succeed to and take into account the items of the Target Portfolio described in Section 381(c) of the Code, subject to the conditions and limitations specified in Section 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

After the Reorganization, each shareholder will continue to be responsible for tracking the adjusted tax basis and holding period of its shares for U.S. federal income tax purposes.

The opinion will be based on certain factual certifications made by the officers of the Target Portfolio and the Acquiring Portfolio and will also be based on customary assumptions such as the assumption that the Reorganization will be consummated in accordance with the Reorganization Agreement. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with the opinion.

The Acquiring Portfolio intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code which are the same rules currently applicable to Target Portfolio. In connection with the Reorganization, on or before the Closing Date, the Target Portfolio will declare to its shareholders a dividend which, together with all of its previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt interest income and net capital gains through the Closing Date.

A regulated investment company is permitted to carry forward net capital losses; however, net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years only. Additionally capital losses incurred in taxable years beginning on or before December 22, 2010 cannot be utilized to offset capital gains until all net capital losses arising in tax years beginning after December 22, 2010 have been utilized. As a result, some net capital loss carryovers incurred on or before December 22, 2010 may expire unused.

Immediately prior to the Reorganization, the Target Portfolio will have unutilized capital loss carryforwards of approximately $249 million. The final amount of unutilized capital loss carryforwards for the Target Portfolio is subject to change and will not be determined until the Closing Date.

Generally, the Acquiring Portfolio will succeed to the capital loss carryforwards of the Target Portfolio, subject to the limitations described below. If the Target Portfolio has capital loss carryforwards, such capital losses would, in the absence of the Reorganization, generally be available to offset Target Portfolio capital gains, thereby reducing the amount of capital gain net income that must be distributed to the Target Portfolio shareholders.

Under Sections 382 and 383 of the Code, an “equity structure shift” arising as a result of a reorganization under Section 368(a)(1) of the Code can result in limitations on the post-reorganization Portfolio’s use of capital loss carryforwards of the participating Portfolios. An “equity structure shift” can trigger limitations on capital loss carryforwards where there is a more than 50% change in the ownership of a Portfolio.

Because the Reorganization is not expected to result in a more than 50% change in ownership of the Target Portfolio or the Acquiring Portfolio, it is anticipated that the capital loss carryforwards of the Target Portfolio will not be subject to an annual limitation and none of the Target Portfolio’s $249 million capital loss carryforward is expected to expire unutilized as a result of the Reorganization.

This summary of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

The Reorganization will not be a taxable event for any contractholder.

Expenses of the Reorganization

If the Reorganization is approved by contractholders of the Target Portfolio, the expenses incurred in connection with the Reorganization will be paid substantially by the Target Portfolio.

Reorganization expenses include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with each Reorganization; the costs of printing and distributing this Prospectus/Proxy Statement; legal fees incurred preparing materials for the Boards attending the Board meetings and preparing the Board minutes; auditing fees associated with the Portfolio’s financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Management of the Portfolios estimates the total cost of the Reorganization to be approximately $370,000. If the Reorganization is not approved by contractholders, the Target Portfolio will still bear the costs of the proposed Reorganization.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of Shares of the Acquiring Portfolio will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, which serves as special counsel to each of the Portfolios.

Contractholder Approval

The Board has unanimously approved the Reorganization, subject to shareholder approval. Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

Board Recommendation

The Board recommends voting “FOR” the proposed Reorganization.

SHAREHOLDER INFORMATION

Shareholder Information

At the close of business on the Record Date, the Acquiring Portfolio had outstanding 74,683,355.143 shares. As of May 16, 2012, the directors and officers of the Acquiring Portfolio as a group owned less than 1% of the shares of the Acquiring Portfolio. As of May 16, 2012, no person was known by the Acquiring Portfolio to own beneficially or of record as much as 5% of the Acquiring Portfolio shares except as follows:

Name	Shares Outstanding	Approximate Percentage of Ownership
Thrivent Financial	5,153,149.48	7%
Thrivent Moderately Aggressive Allocation Portfolio	21,855,477.04	29%
Thrivent Moderate Allocation Portfolio	30,358,323.64	41%
Thrivent Moderately Conservative Allocation Portfolio	10,575,481.76	14%

At the close of business on the Record Date, the Target Portfolio had outstanding 75,681,905.213 shares. As of May 16, 2012, the directors and officers of the Target Portfolio as a group owned less than 1% of the shares of the Target Portfolio. As of May 16, 2012, no person was known by the Target Portfolio to own beneficially or of record as much as 5% of the shares of the Target Portfolio except as follows:

Name	Shares Outstanding	Approximate Percentage of Ownership
Thrivent Financial	23,691,190.76	31%
Thrivent Life	4,684,648.70	6%
Thrivent Aggressive Allocation Portfolio	6,841,455.89	9%
Thrivent Moderately Aggressive Allocation Portfolio	19,477,076.02	26%
Thrivent Moderate Allocation Portfolio	17,546,837.56	23%
Thrivent Moderately Conservative Allocation Portfolio	3,793,943.69	5%

Annual Meeting of Shareholders

There will be no annual or further special meetings of shareholders of the Fund unless required by applicable law or called by the Board in its discretion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Shareholder proposals should be received in a reasonable time before the solicitation is made.

VOTING INFORMATION AND REQUIREMENTS

General

Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Target Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Target Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Target Portfolio. Thrivent Financial and Thrivent Life, the sponsors of your variable contracts, are the shareholders of record of the shares of the Target Portfolio. Contractholders with investments in the Target Portfolio are entitled to provide proxy cards to Thrivent Financial and Thrivent Life for the shares related to their investments.

Record Date

The Board has fixed the close of business on May 16, 2012 as the Record Date for the determination of contractholders entitled to notice of, and to vote at, the Meeting. Target Portfolio contractholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights. Contractholders with investments in the Target Portfolio as of the record date are entitled to submit proxy cards.

Quorum

A majority of the shares of the Target Portfolio entitled to vote at the Meeting represented in person or by proxy constitutes a quorum. Thrivent Financial and Thrivent Life together are the record owners of a majority of the shares of the Target Portfolio. The representation of Thrivent Financial and Thrivent Life at the Meeting will therefore assure the presence of a quorum.

Proxies

Target Portfolio contractholders may vote in any one of four ways: (i) via the Internet, (ii) by telephone, (iii) by mail, by returning the proxy card, or (iv) in person at the Meeting. Instructions for Internet and telephone voting are included with the enclosed proxy materials. Contractholders who deliver voting instructions by methods (i), (ii) or (iii) may revoke them at any time prior to the Meeting by delivering a written notice of revocation, by executing another proxy card bearing a later date or by attending the Meeting and giving voting instructions in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match voting proxy cards with contractholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date. The Target Portfolio employs procedures for Internet and telephone voting, such as requiring the control number from the proxy card in order to vote by either of these methods, which it considers to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, the Target Portfolio will not be liable for following Internet or telephone votes which it believes to be genuine.

Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be deemed present for quorum purposes. Abstentions and broker non-votes have the same effect as votes “AGAINST” the Reorganization.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the approval of the proposed Reorganization.

If no timely proxy cards are received, shares of the Target Portfolio attributable to a variable contract will be voted by Thrivent Financial or Thrivent Life in proportion to the proxy cards received for all variable contracts participating in the solicitation. This voting procedure may result in a relatively small numbers of contractholders determining the outcome of the vote. No minimum response is required from contractholders before Thrivent Financial and Thrivent Life will vote the Target Portfolio shares.

Any shares of the Target Portfolio held by Thrivent Financial, Thrivent Life or any of their affiliates for their own account and any shares held in an asset allocation portfolios managed by Thrivent Financial will be voted in proportion to the proxy cards received for all variable contracts participating in the solicitation.

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Prospectus/Proxy Statement with its enclosures on or about June 1, 2012. Contractholders of the Target Portfolio whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. The Target Portfolio may retain Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. We do not anticipate any expense for additional telephone solicitation by Computershare. The proxy solicitation expenses are an expense of the Reorganization and will be allocated as described above.

Other Matters to Come Before the Meeting

The Board knows of no business other than that described in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment.

In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies on the proposed Reorganization, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of contractholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Meeting to be adjourned.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which, no postage is required if mailed in the United States, or record your voting instructions by telephone or via the Internet promptly.

David S. Royal
Secretary

Questions & Answers

For Contractholders of Thrivent Large Cap Growth Portfolio II

Although we recommend that you read the complete Prospectus/Proxy Statement, we have provided the following questions and answers to clarify and summarize the issues to be voted on.

Q: Why is a contractholder meeting being held?

A: A special meeting of contractholders (the “Meeting”) of Thrivent Large Cap Growth Portfolio II (the “Target Portfolio”) is being held to seek contractholder approval of a reorganization (the “Reorganization”) of the Target Portfolio into Thrivent Large Cap Growth Portfolio (the “Acquiring Portfolio”), a fund that pursues substantially the same investment objective as the Target Portfolio. Please refer to the Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Portfolio.

Q: Why is the Reorganization being recommended?

A: After careful consideration, the Board of Directors (the “Board”) of Thrivent Series Fund, Inc. (the “Fund”) has determined that the Reorganization will benefit the Target Portfolio’s contractholders and recommends that you cast your vote “FOR” the proposed Reorganization. The Target Portfolio and the Acquiring Portfolio have investment objectives that are substantially the same, and each is a diversified series of the Fund, an open-end investment company registered under the Investment Company Act of 1940. Thrivent Financial for Lutherans (“Thrivent Financial”) is the investment adviser for the Target Portfolio and the Acquiring Portfolio.

The Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) the advisory fee that these contractholders bear will decrease as a result of the Reorganization; (ii) the operating expenses that these contractholders bear will likely decrease as a result of the Reorganization; and (iii) contractholders will become contractholders in a larger combined portfolio, which increase the potential of realizing economies of scale whereby certain administrative costs may be spread across the combined portfolio’s larger asset base and, therefore, may increase the combined portfolio’s overall efficiency in the long term.

Q: Who can vote?

A: Owners of the variable contracts funded by the Target Portfolio and shareholders of the Target Portfolio (e.g., mutual funds affiliated with Thrivent Financial) are entitled to vote. Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), the sponsors of your variable contracts, will cast your votes according to your voting instructions. If no timely voting instructions are received, any shares of the Target Portfolio attributable to a variable contract will be voted by Thrivent Financial or Thrivent Life in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation. If a voting instruction form is returned with no voting instructions, the shares of the Target Portfolio to which the form relates will be voted FOR all the Reorganization.

Any shares of the Target Portfolio held by Thrivent Financial, Thrivent Life or any of their affiliates for their own account and any shares held in an asset allocation portfolio managed by Thrivent Financial will also be voted in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation.

Q: How will the Reorganization affect me?

A: Assuming contractholders approve the proposed Reorganization, the assets and liabilities of the Target Portfolio will be combined with those of the Acquiring Portfolio. The shares of the Target Portfolio that fund your benefits under variable contracts automatically would be exchanged for an equal dollar value of shares of the Acquiring Portfolio. The Reorganization would affect only the investments underlying variable contracts and would not otherwise affect variable contracts. Following the Reorganization, the Target Portfolio will dissolve.

Q: Will I have to pay any commission or other similar fee as a result of the Reorganization?

A: No. You will not pay any commissions or other similar fees as a result of the Reorganization.

Q: Will the total annual operating expenses that my portfolio investment bears increase as a result of the Reorganization?

A: No, they will likely decrease, and the investment management fee, which comprises a portion of the annual operating expenses, will decrease. For more information about how fund expenses may change as a result of the Reorganization, please see the comparative and pro forma table and related disclosures in the COMPARISON OF THE PORTFOLIOS—Expenses section of the prospectus/proxy statement.

Q: Will I have to pay any U.S. federal income taxes as a result of the Reorganization?

A: The Reorganization is expected to be tax-free for federal income tax purposes. The Target Portfolio will seek an opinion of counsel to this effect. It is expected that neither the shareholders of record (Thrivent Financial and Thrivent Life) nor contractholders will incur capital gains or losses on the exchange of Target Portfolio shares for Acquiring Portfolio shares as a result of the Reorganization. The cost basis on each investment will also remain the same. If you choose to make a total or partial surrender of your contract, you may be subject to taxes and other charges under your contract.

Q: Can I surrender or exchange my interests in the Target Portfolio for a different subaccount option of the Fund or surrender my contract before the Reorganization takes place?

A: Yes, but please refer to the most recent prospectus of your variable contract as certain charges and/or restrictions may apply to such exchanges and surrenders.

Q: If contractholders do not approve the Reorganization, what will happen to the Target Portfolio?

A: Thrivent Financial and the Board will have to re-assess what changes it would like to make to the Target Portfolio, including a possible repurposing of the Portfolio’s principal investment strategies. It is possible that no changes would be made.

Q: Who pays the costs of the Reorganization?

A: The expenses of the Reorganization, including the costs of the Meeting, will be paid by the Target Portfolio.

Q: How can I vote?

A: Contractholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

•

By Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By Telephone: Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date, by voting later by Internet or telephone or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Q: When should I vote?

A: Every vote is important and the Board encourages you to record your vote as soon as possible. Voting your proxy now will ensure that the necessary number of votes is obtained, without the time and expense required for additional proxy solicitation.

Q: Who should I call if I have questions about a Proposal in the proxy statement?

A: Call 1-800-847-4836 with your questions.

Q: How can I get more information about the Target and Acquiring Portfolios or my variable contract?

A: You may obtain (1) a prospectus, a statement of additional information or annual/semiannual report for the Portfolios, (2) a prospectus or a statement of additional information for your variable contract or (3) the Statement of Additional Information regarding the Reorganization (request the “Reorganization SAI”) by:

•	Telephone—1-800-THRIVENT (1-800-847-4836) and say “Variable Annuity” or “Variable Universal Life”

•	Mail—Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919

•	Internet:

—	For a copy of a prospectus, a statement of additional information, or a shareholder report: www.thrivent.com

—	For a copy of this Prospectus/Proxy Statement or the Reorganization SAI: www.proxy-direct.com/thr23481

Thrivent Large Cap Growth Portfolio II

a series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(800) 847-4836

www.thrivent.com

NOTICE OF SPECIAL MEETING

OF CONTRACTHOLDERS

to be Held on July 13, 2012

NOTICE IS HEREBY GIVEN THAT a special meeting of contractholders (the “Meeting”) of Thrivent Large Cap Growth Portfolio II (the “Target Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”), will be held at the offices of Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 on July 13, 2012 at 9:30 a.m. Central time for the following purposes:

1.

To approve an Agreement and Plan of Reorganization pursuant to which the Target Portfolio would (i) transfer all of its assets and liabilities to Thrivent Large Cap Growth Portfolio (the “Acquiring Portfolio”), a series of the Fund, in exchange for Shares of the Acquiring Portfolio, (ii) distribute such Shares of the Acquiring Portfolio to shareholders of the Target Portfolio, and (iii) dissolve.

2.	To transact such other business as may properly be presented at the Meeting or any adjournment thereof.

The Board of Directors of the Fund (the “Board”) has fixed the close of business on May 16, 2012 as the record date for the determination of contractholders entitled to notice of, and to vote at, the Meeting and all adjournments thereof.

Contractholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

(i)

By internet—Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

(ii)

By telephone—Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

(iii)

By mail—If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Board recommends that you cast your vote FOR the proposed Reorganization as described in the Prospectus/Proxy Statement.

YOUR VOTE IS IMPORTANT

Please return your proxy card or record your voting instructions by telephone or via the Internet promptly no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the Internet promptly regardless of whether you plan to be present in person at the Meeting.

Date: May 23, 2012

David S. Royal
Secretary

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Prospectus/Proxy Statement. Contractholders should read the entire Prospectus/Proxy Statement carefully. The prospectuses of the Target Portfolio and Acquiring Portfolio dated April 30, 2012, and as supplemented from time to time, are incorporated into this document by reference and are legally deemed to be part of this Prospectus/Proxy Statement.

The Reorganization

The Board, including the directors who are not “interested persons” (as defined in the 1940 Act) of each Portfolio, has unanimously approved the Reorganization Agreement on behalf of each Portfolio, subject to Target Portfolio contractholder approval. The Reorganization Agreement provides for:

•	the transfer of all of the assets and liabilities of the Target Portfolio to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio;

•	the distribution by the Target Portfolio of such Acquiring Portfolio shares to Target Portfolio shareholders; and

•	the dissolution of the Target Portfolio.

When the Reorganization is complete, Target Portfolio shareholders will hold Acquiring Portfolio shares. The aggregate value of the Acquiring Portfolio shares a Target Portfolio shareholder will receive in the Reorganization will equal the aggregate value of the Target Portfolio shares owned by such shareholder immediately prior to the Reorganization. After the Reorganization, the Acquiring Portfolio will continue to operate with the investment objective and investment policies set forth in this Prospectus/Proxy Statement. The Reorganization will not affect your variable contract.

As discussed in more detail elsewhere in this prospectus/proxy statement, the Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) the advisory fee that these contractholders bear will decrease as a result of the Reorganization; (ii) the operating expenses that these contractholders bear will likely decrease as a result of the Reorganization; and (iii) contractholders will become contractholders in a larger combined portfolio, which increase the potential of realizing economies of scale whereby certain administrative costs may be spread across the combined portfolio’s larger asset base and, therefore, may increase the combined portfolio’s overall efficiency in the long term. In addition, the Board, when determining whether to approve the Reorganization, considered, among other things, the future growth prospects of each of the Target Portfolio and the Acquiring Portfolio, the comparative performance of the two Portfolios, and that the Reorganization is expected to be a tax-free reorganization for federal income tax purposes.

Background and Reasons for the Reorganization

The Target Portfolio and the Acquiring Portfolio have substantially the same investment objectives. The Target Portfolio seeks long-term growth of capital and future income; the Acquiring Portfolio seeks long-term growth of capital.

Despite the slight difference in investment objectives, the two Portfolios have the same principal investment strategies, which are described in more detail in the COMPARISON OF THE PORTFOLIOS—Investment Objective and Principal Strategies section of the prospectus/proxy statement. Under normal circumstances, each Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of large U.S. companies which have market capitalizations similar to those included in widely known indices such as the Russell 1000 Growth Index, S&P 500/Citigroup Growth Index, or large company market capitalization classifications published by Lipper, Inc.

In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio contractholders, the Board considered a number of factors, including, but not limited to: (i) the Adviser currently manages the assets of each Portfolio; (ii) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (iii) the comparative investment performance of the Portfolios; (iv) the future growth prospects of each Portfolio; (v) whether the Reorganization would result in the dilution of contractholder interests; (vi) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vii) the anticipated tax consequences of the proposed Reorganization; and (viii) the estimated costs of the Reorganization. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s contractholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio contractholders will not be diluted as a result of the Reorganization.

The Board is asking contractholders of the Target Portfolio to approve the Reorganization at the Meeting to be held on July 13, 2012. If contractholders of the Target Portfolio approve the proposed Reorganization, it is expected that the closing date of the transaction (the “Closing Date”) will be after the close of business on or about July 27, 2012, but it may be at a different time as described herein. If contractholders of the Target Portfolio do not approve the proposed Reorganization, the Board will consider alternatives, including repurposing the Target Portfolio’s investment objective(s) and principal strategies.

The Board recommends that you vote “FOR” the Reorganization.

COMPARISON OF THE PORTFOLIOS

Investment Objective and Principal Strategies

Investment Objective. The Target Portfolio and the Acquiring Portfolio have similar investment objectives. The Target Portfolio seeks long-term growth of capital and future income; the Acquiring Portfolio seeks long-term growth of capital. There are risks inherent in all investments in securities; accordingly, there can be no assurance that either of the Portfolios will achieve its investment objectives.

Principal Strategies. The Target Portfolio and Acquiring Portfolio have the same principal strategies. Under normal circumstances, each Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of large companies. The Adviser focuses mainly on the securities of large U.S. companies which have market capitalizations similar to those included in widely known indices such as the Russell 1000® Growth Index, S&P 500/Citigroup Growth Index, or large company market capitalization classifications published by Lipper, Inc. Should the Adviser determine that a Portfolio would benefit from reducing the percentage of its assets invested in securities of large cap companies from 80% to a lesser amount, we will notify you at least 60 days prior to the change.

Each Portfolio seeks to achieve its investment objective by investing in common stocks. Investing in convertible securities is not a principal strategy of either Portfolio. The Adviser uses fundamental, quantitative and technical investment research techniques and focuses on stocks of U.S. companies that it believes have demonstrated and will sustain above-average earnings growth over time, or which are expected to develop rapid sales and earnings growth in the future when compared to the economy and stock market as a whole. Either Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets into more promising opportunities.

Portfolio Holdings. A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available on the Portfolios’ website.

Principal Risks

The Portfolios are subject to the same principal risks, including Market Risk, Issuer Risk, Volatility Risk, Large Cap Risk, and Investment Adviser Risk. These risks are described below.

Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.

Issuer Risk. Issuer risk is the possibility that factors specific to a company, to which the Portfolio’s portfolio is exposed, will affect the market prices of the company’s securities and therefore the value of the Portfolio. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. The value of the Portfolio’s shares may be affected by weak equity markets or changes in interest rate or bond yield levels. As a result, the value of the Portfolio’s shares may fluctuate significantly in the short term.

Large Cap Risk. Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the adviser(s) in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.

Management of the Portfolios

The Board. The Board is responsible for the overall supervision of the operations of each Portfolio and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law.

The Adviser. The Adviser, Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”), is the investment adviser for each Portfolio. Thrivent Financial and its investment advisory affiliate, Thrivent Asset Management, LLC, have been in the investment advisory business since 1986 and managed approximately $76 billion in assets as of December 31, 2011, including approximately $34 billion in mutual fund assets. These advisory entities are located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

The Adviser and the Fund received an exemptive order from the SEC that permits the Adviser and the Portfolios, with the approval of the Board, to retain one or more subadvisers for the Portfolios, or subsequently change a subadviser, without submitting the respective investment subadvisory agreements, or material amendments to those agreements, to a vote of the contractholders of the applicable Portfolio. The Adviser will notify contractholders of a Portfolio if there is a new subadviser for that Portfolio.

The Portfolios’ annual and semiannual reports to contractholders discuss the basis for the Board approving any investment advisory agreement or investment subadvisory agreement during the period covered by the report.

Portfolio Management. David C. Francis, CFA has served as portfolio manager of both the Target Portfolio and the Acquiring Portfolio since 2011. He is Vice President of Investment Equities and has been with Thrivent Financial since 2001.

Advisory and Other Fees

Advisory Fees. Each Portfolio pays an annual investment advisory fee to the Adviser. The advisory contract between the Adviser and the Fund provides for the following advisory fees for each class of shares of a Portfolio, expressed as an annual rate of average daily net assets:

Target Portfolio
0.800% on the first $500 million of average daily net assets

0.700% of average daily net assets over $500 million

Acquiring Portfolio
0.400% of average daily net assets

During the twelve-months ended December 31, 2011, the contractual advisory fees for the Target Portfolio were 0.80% of the Target Portfolio’s average daily net assets.

During the twelve-months ended December 31, 2011, the contractual advisory fees for the Acquiring Portfolio were 0.40% of the Acquiring Portfolio’s average daily net assets.

The Adviser may from time to time voluntarily waive all or a portion of its management fee or reimburse a Portfolio for all or a portion of its other expenses. Any voluntary fee waivers and/or expense reimbursements generally may be discontinued by the Adviser at any time.

For a complete description of each Portfolio’s advisory services, see the section of the Portfolio Prospectus entitled “Management” and the section of the Fund SAI entitled “Investment Adviser, Investment Subadvisers, and Portfolio Managers.”

Expenses

The table below sets forth the fees and expenses that investors may pay to buy and hold shares of each of the Target Portfolio and the Acquiring Portfolio, including

(i) the fees and expenses paid by the Target Portfolio for the twelve-month period ended December 31, 2011, (ii) the fees and expenses paid by the Acquiring Portfolio for the twelve-month period ended December 31, 2011, and (iii) pro forma fees and expenses for the Acquiring Portfolio for the twelve-month period ended December 31, 2011, assuming the Reorganization had been completed as of the beginning of such period. If you own a variable annuity contract or a variable life insurance contract, you will have additional expenses, including mortality and expense risk charges. These additional contract-level expenses are not reflected in the table below.

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load)	N/A	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A	N/A

Annual Portfolio Operating Expenses As a Percentage of Net Assets (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.40%	0.40%
Other Expenses	0.07%	0.04%	0.04%
Total Annual Operating Expenses	0.87%	0.44%	0.44%

Example

The following example, using the actual and pro forma operating expenses for the twelve-month period ended December 31, 2011, is intended to help you compare the costs of investing in the Acquiring Portfolio pro forma after the Reorganization with the costs of investing in each of the Target Portfolio and the Acquiring Portfolio without the Reorganization. The example assumes that you invest $10,000 in each Portfolio for the time period indicated and that you redeem all of your shares at the end of each period. The example also assumes that your investments have a 5% return each year and that each Portfolio’s operating expenses remain the same each year. Although your actual returns may be higher or lower, based on these assumptions your costs would be:

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio
Total operating expenses assuming redemption at the end of the period
One Year	$89	$45	$45
Three Years	$278	$141	$141
Five Years	$482	$246	$246
Ten Years	$1,073	$555	$555

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Portfolios’ performance. During the fiscal year ended December 31, 2011, the Acquiring Portfolio’s portfolio turnover rate was 216%, and the Target Portfolio’s portfolio turnover rate was 169% of the average value of its portfolios.

The Separate Accounts and the Retirement Plans

Shares in the Fund are currently sold, without sales charges, only to: (1) separate accounts of Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), a subsidiary of Thrivent Financial, which are used to fund benefits of variable life insurance and variable annuity contracts (each a “variable contract”) issued by Thrivent Financial and Thrivent Life; (2) other portfolios of Fund; and (3) retirement plans sponsored by Thrivent Financial.

A Prospectus for the variable contract describes how the premiums and the assets relating to the variable contract may be allocated among one or more of the subaccounts that correspond to the portfolios of the Fund. Participants in the retirement plans should consult retirement plan documents for information on how to invest.

The Fund serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Thrivent Financial. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios at the same time. Although neither Thrivent Financial nor the Fund currently foresees any such disadvantage, the Board monitors events in order to identify any material conflicts between such policy owners and contract owners. Material conflict could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax law, (3) changes in the investment management of a portfolio, or (4) differences in voting instructions between those given by policy owners and those given by contract owners. Should it be necessary, the Board would determine what action if any, should be taken on response to any such conflicts.

As a result of differences in tax treatment and other considerations, a conflict could arise between the interests of the variable life insurance contract owners, variable annuity contract owners, and plan participants with respect to their investments in the Fund. The Board will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action if any, should be taken in response to any such conflicts.

Pricing of Portfolio Shares

The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The Portfolios determine their NAV once daily at the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m. Eastern Time. The Portfolios do not determine NAV on holidays observed by the NYSE or on any other day when the NYSE is closed. The NYSE is regularly closed on Saturdays and Sundays, New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Portfolio determines its NAV by adding the value of Portfolio assets, subtracting the Portfolio’s liabilities, and dividing the result by the number of outstanding shares. To determine the NAV, the Portfolios generally value their securities at current market value using readily available market quotations. If market prices are not available or if the Adviser determines that they do not accurately reflect fair value for a security, the Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes a review of various factors set forth in the pricing policies adopted by the Board.

Because many foreign markets close before the U.S. markets, significant events may occur between the close of the foreign market and the close of the U.S. markets, when the Portfolio’s assets are valued, that could have a material impact on the valuation of foreign securities (i.e., available price quotations for these securities may not necessarily reflect the occurrence of the significant event). The Fund, subject to oversight by the Board, evaluates the impact of these significant events and adjusts the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets to the extent that the available price quotations do not, in the Adviser’s opinion, adequately reflect the occurrence of the significant events.

The Fund has authorized Thrivent Financial and one or more other entities to accept orders from participants in the retirement plans. The separate accounts and the retirement plans each place an order to buy or sell shares of a respective Portfolio each business day. The amount of the order is based on the aggregate instructions from owners of the variable annuity contracts or the participants in the retirement plans. Orders placed before the close of the NYSE on a given day by the separate accounts, the retirement plans, or participants in the retirement plans result in share purchases and redemptions at the NAV calculated as of the close of the NYSE that day.

Please note that the Target Portfolio and the Acquiring Portfolio have identical valuation policies. As a result, there will be no material change to the value of the Target Portfolio’s assets because of the Reorganization.

Capitalization

The following table sets forth the capitalization of the Target Portfolio and the Acquiring Portfolio, as of December 31, 2011, and the pro forma capitalization of the Acquiring Portfolio as if the Reorganization occurred on that date. These numbers may differ as of the Closing Date.

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio
Net assets
Portfolio Net Assets	$12,906,986	$805,283,132	$818,190,118

Total	$12,906,986	$805,283,132	$818,190,118

Net asset value per share
Net asset value	$6.37	$15.96	$15.96
Shares outstanding
Portfolio Shares	2,025,271	50,445,809	51,254,350

Total	2,025,271	50,445,809	51,254,350

The pro forma shares outstanding reflect the issuance by the Acquiring Portfolio of approximately 0.8 million shares, reflecting the exchange of the assets and liabilities of the Target Portfolio for newly issued shares of the Acquiring Portfolio at the pro forma net asset value per share. The aggregate value of the Acquiring Portfolio shares that a Target Portfolio contractholder receives in the Reorganization will equal the aggregate value of the Target Portfolio shares owned immediately prior to the Reorganization.

Annual Performance Information

The following chart shows the annual returns of the Target Portfolio the Acquiring Portfolio for the past ten fiscal years. Further, the bar charts include the effects of each Portfolio’s expenses, but not charges or deductions against your variable contract. If these charges and deductions were included, returns would be lower than those shown.

Thrivent Large Cap Growth Portfolio II

Thrivent Large Cap Growth Portfolio

As a result of market activity, current performance may vary from the figures shown.

Since its inception, the Target Portfolio’s highest quarterly return was 16.66% (for the quarter ended June 30, 2009) and its lowest quarterly return was -23.62% (for the quarter ended December 31, 2008). Since its inception, the Acquiring Portfolio’s highest quarterly return was 16.99% (for the quarter ended June 30, 2009) and its lowest quarterly return was -23.49% (for the quarter ended December 31, 2008).

Comparative Performance Information

As a basis for evaluating each Portfolio’s performance and risks, the following table shows how each Portfolio’s performance compares with broad-based market indices that the Adviser believes are appropriate benchmarks for such Portfolio. The Target Portfolio’s and Acquiring Portfolio’s benchmark is the Russell 1000® Growth Index which measures the performance of large cap growth stocks. Further, the table includes the effects of each Portfolio’s expenses, but not charges or deductions against your variable contract. If these charges and deductions were included, returns would be lower than those shown.

Average annual total returns are shown below for each Portfolio for the periods ended December 31, 2011 (the most recently completed calendar year prior to the date of this Prospectus/Proxy Statement). Remember that past performance of a Portfolio is not indicative of its future performance.

Average Annual Total Returns for the Period ended December 31, 2011

	Target Portfolio			Acquiring Portfolio
	Past 1 Year	Past 5 Years	Past 10 Years	Past 1 Year	Past 5 Years	Past 10 Years
Applicable Portfolio	-6.25%	-0.80%	0.63%	-5.42%	0.09%	1.21%
Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	2.64%	2.50%	2.60%	2.64%	2.50%	2.60%

Other Service Providers

Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, provides administrative personnel and services necessary to operate the Portfolios and receives an administration fee from the Portfolios. The custodian for the Portfolios is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP, 225 South Sixth Street, Suite 1400, Minneapolis, MN 55402, serves as the Fund’s independent registered public accounting firm.

Governing Law

The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a Minnesota corporation on February 24, 1986. The Fund is made up of 41 separate series or “Portfolios.” Each Portfolio of the Fund, other than the Thrivent Aggressive Allocation Portfolio, the Thrivent Moderately Aggressive Allocation Portfolio, the Thrivent Moderate Allocation Portfolio, the Thrivent Moderately Conservative Allocation Portfolio, the Thrivent Partner Healthcare Portfolio, the Thrivent Partner Natural Resources Portfolio and the Thrivent Partner Socially Responsible Bond Portfolio, is

diversified. Each Portfolio is in effect a separate investment fund, and a separate class of capital stock of the Fund is issued with respect to each Portfolio.

The Fund’s organizational documents are filed as part of the Fund’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on page 103 of this Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the Target Portfolio will transfer all of its assets and liabilities to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio. The Acquiring Portfolio shares issued to the Target Portfolio will have an aggregate value equal to the aggregate value of the Target Portfolio’s net assets immediately prior to the Reorganization. Upon receipt by the Target Portfolio of Acquiring Portfolio shares, the Target Portfolio will distribute such shares of the Acquiring Portfolio to Target Portfolio shareholders. Then, as soon as practicable after the Closing Date of the Reorganization, the Target Portfolio will dissolve under applicable state law.

The Target Portfolio will distribute the Acquiring Portfolio shares received by it pro rata to Target Portfolio shareholders of record in exchange for their interest in shares of the Target Portfolio. Accordingly, as a result of the Reorganization, each Target Portfolio shareholder would own Acquiring Portfolio shares that would have an aggregate value immediately after the Reorganization equal to the aggregate value of that shareholder’s Target Portfolio shares immediately prior to the Reorganization. The interests of each of the Target Portfolio’s shareholders will not be diluted as a result of the Reorganization. Although there is not expected to be any dilution of net asset value in either the Target Portfolio or the Acquiring Portfolio as a result of the Reorganization, a shareholder of the Target Portfolio or the Acquiring Portfolio will hold a reduced percentage of ownership in the larger combined portfolio than the shareholder did in either of the separate Portfolios.

No sales charge or fee of any kind will be assessed to Target Portfolio shareholders or contractholders in connection with their receipt of Acquiring Portfolio shares in the Reorganization.

Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the Target Portfolio that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for consummation of the Reorganization.

Terms of the Reorganization Agreement

The following is a summary of the material terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a form of which is attached as Appendix D to the Reorganization SAI.

Pursuant to the Reorganization Agreement, the Acquiring Portfolio will acquire all of the assets and the liabilities of the Target Portfolio on the Closing Date in exchange for shares of the Acquiring Portfolio. Subject to the Target Portfolio’s

contractholders approving the Reorganization, the Closing Date shall occur on July 27, 2012 or such other date as determined by an officer of the Fund.

On the Closing Date, the Target Portfolio will transfer to the Acquiring Portfolio all of its assets and liabilities. The Acquiring Portfolio will in turn transfer to the Target Portfolio a number of its shares equal in value to the value of the net assets of the Target Portfolio transferred to the Acquiring Portfolio as of the Closing Date, as determined in accordance with the valuation method described in the Acquiring Portfolio’s then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Portfolio will distribute on or before the Closing Date all or substantially all of its undistributed investment company taxable income (computed without regard for dividends paid) and net realized capital gains, if any, as of such date.

The Target Portfolio expects to distribute shares of the Acquiring Portfolio received by the Target Portfolio to shareholders of the Target Portfolio promptly after the Closing Date and then dissolve.

The Acquiring Portfolio and the Target Portfolio have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business. Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the Target Portfolio’s contractholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of the Acquiring Portfolio of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

•

the receipt of an opinion of counsel relating to the tax-free nature of the Reorganization (as further described herein under the heading “Material Federal Income Tax Consequences of the Reorganization”).

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the contractholders of the Target Portfolio, provided that no such amendment after such approval shall be made if it would have a material adverse effect on the interests of such Target Portfolio’s contractholders. The Reorganization Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.

Reasons for the Proposed Reorganization

In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio contractholders, the Board considered a number of factors, including, but not limited to: (i) the Adviser currently manages the assets of each Portfolio; (ii) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (iii) the comparative investment performance of the Portfolios; (vi) the future growth prospects of each Portfolio; (iv) the terms and conditions of the Reorganization Agreement and whether the Reorganization would result in the dilution of contractholder interests; (v) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vi) the anticipated tax consequences of the proposed Reorganization; (vii) the compatibility of the Portfolios’ service features available to contractholders, including exchange privileges; and (viii) the estimated costs of the Reorganization. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

After careful consideration, the Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) the advisory fee that these contractholders bear will decrease as a result of the Reorganization; (ii) the operating expenses that these contractholders bear will likely decrease as a result of the Reorganization; and (iii) contractholders will become contractholders in a larger combined portfolio, which increase the potential of realizing economies of scale whereby certain administrative costs may be spread across the combined portfolio’s larger asset base and, therefore, may increase the combined portfolio’s overall efficiency in the long term.

The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s contractholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio contractholders will not be diluted as a result of the Reorganization.

Material Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. This discussion is based upon the

Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. persons who hold shares of the Target Portfolio as capital assets for U.S. federal income tax purposes. For federal income tax purposes, the contractholders are not the shareholders of the Target Portfolio. Rather, Thrivent Financial and Thrivent Life and their separate accounts are the shareholders.

This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular contractholder or to contractholders who may be subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert or that a court would not sustain a position contrary to any of the tax aspects described below. Contractholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization to them, as well as the effects of state, local and non-U.S. tax laws.

The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. It is a condition to closing the Reorganization that the Target Portfolio and the Acquiring Portfolio receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to each Portfolio (“Skadden Arps”), dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a)(1) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows: to the effect that on the basis of existing provisions of the Code, the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes, except as noted below:

•

the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Portfolio and the Acquiring Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Section 361 of the Code, no gain or loss will be recognized by the Target Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange for Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of the Target Portfolio’s liabilities, or upon the distribution of Acquiring Portfolio shares by the Target Portfolio to its shareholders in liquidation;

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Portfolio upon receipt of the assets transferred to the Acquiring Portfolio in exchange for Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of the liabilities of the Target Portfolio;

•

under Section 362(b) of the Code, the Acquiring Portfolio’s tax basis in each asset that the Acquiring Portfolio receives from the Target Portfolio will be the same as the Target Portfolio’s tax basis in such asset immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Portfolio’s holding periods in each asset will include the Target Portfolio’s holding periods in such asset;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Target Portfolio on the distribution of Acquiring Portfolio shares to them in exchange for their shares of the Target Portfolio;

•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Portfolio shares that the Target Portfolio’s shareholders receive in exchange for their Target Portfolio shares will be the same as the aggregate tax basis of the Target Portfolio shares exchanged therefor;

•

under Section 1223(1) of the Code, a Target Portfolio shareholder’s holding period for the Acquiring Portfolio shares received in the Reorganization will be determined by including the holding period for the Target Portfolio shares exchanged therefor, provided that the shareholder held the Target Portfolio shares as a capital asset on the date of the exchange; and

•

under Section 381 of the Code, the Acquiring Portfolio will succeed to and take into account the items of the Target Portfolio described in Section 381(c) of the Code, subject to the conditions and limitations specified in Section 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

After the Reorganization, each shareholder will continue to be responsible for tracking the adjusted tax basis and holding period of its shares for U.S. federal income tax purposes.

The opinion will be based on certain factual certifications made by the officers of the Target Portfolio and the Acquiring Portfolio and will also be based on customary assumptions such as the assumption that the Reorganization will be consummated in accordance with the Reorganization Agreement. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with the opinion.

The Acquiring Portfolio intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code which are the same rules currently applicable to Target Portfolio. In connection with the Reorganization, on or before the Closing Date, the Target Portfolio will declare to its shareholders a dividend which, together with all of its previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt interest income and net capital gains through the Closing Date.

A regulated investment company is permitted to carry forward net capital losses; however, net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years only. Additionally capital losses incurred in taxable years beginning on or before December 22, 2010 cannot be utilized to offset capital gains until all net capital losses arising in tax years beginning after December 22, 2010 have been utilized. As a result, some net capital loss carryovers incurred on or before December 22, 2010 may expire unused.

Immediately prior to the Reorganization, the Target Portfolio is not expected to have any unutilized capital loss carryforwards. The final amount of unutilized capital loss carryforwards for the Target Portfolio is subject to change and will not be determined until the Closing Date.

Generally, the Acquiring Portfolio will succeed to the capital loss carryforwards of the Target Portfolio, subject to the limitations described below. If the Target Portfolio has capital loss carryforwards, such capital losses would, in the absence of the Reorganization, generally be available to offset Target Portfolio capital gains, thereby reducing the amount of capital gain net income that must be distributed to the Target Portfolio shareholders.

Under Sections 382 and 383 of the Code, an “equity structure shift” arising as a result of a reorganization under Section 368(a)(1) of the Code can result in limitations on the post-reorganization Portfolio’s use of capital loss carryforwards of the participating Portfolios. An “equity structure shift” can trigger limitations on capital loss carryforwards where there is a more than 50% change in the ownership of a Portfolio.

Because the Reorganization is not expected to result in a more than 50% change in ownership of the Target Portfolio or the Acquiring Portfolio, it is anticipated that the capital loss carryforwards of the Target Portfolio will not be subject to an annual limitation as a result of the Reorganization.

This summary of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

The Reorganization will not be a taxable event for any contractholder.

Expenses of the Reorganization

The expenses of the Reorganization will be paid substantially by the Target Portfolio.

Reorganization expenses include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with each Reorganization; the costs of printing and distributing this Prospectus/Proxy Statement; legal fees incurred preparing materials for the Boards attending the Board meetings and preparing the Board minutes; auditing fees associated with the Portfolio’s financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Management of the Portfolios estimates the total cost of the Reorganization to be approximately $95,000. If the Reorganization is not approved by contractholders, the Target Portfolio will still bear the costs of the proposed Reorganization.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of Shares of the Acquiring Portfolio will be passed on by Skadden Arps.

Contractholder Approval

The Board has unanimously approved the Reorganization, subject to shareholder approval. Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

Board Recommendation

The Board recommends voting “FOR” the proposed Reorganization.

SHAREHOLDER INFORMATION

Shareholder Information

At the close of business on the Record Date, the Acquiring Portfolio had outstanding 48,001,831.187 shares. As of May 16, 2012, the directors and officers of the Acquiring Portfolio as a group owned less than 1% of the shares of the Acquiring Portfolio. As of May 16, 2012, no person was known by the Acquiring Portfolio to own beneficially or of record as much as 5% of the Acquiring Portfolio shares except as follows:

Name	Shares Outstanding	Approximate Percentage of Ownership
Thrivent Financial (EDSOP Accounts) c/o Jeff Bergsbaken 4321 N. Ballard Road Appleton, WI 54919	3,484,688.40	7%
Thrivent Financial	26,739,471.06	56%
Thrivent Life	17,769,691.92	37%

At the close of business on the Record Date, the Target Portfolio had outstanding 1,912,806.551 shares. As of May 16, 2012, the directors and officers of the Target Portfolio as a group owned less than 1% of the shares of the Target Portfolio. As of May 16, 2012, no person was known by the Target Portfolio to own beneficially or of record as much as 5% of the shares of the Target Portfolio except as follows:

Name	Shares Outstanding	Approximate Percentage of Ownership
Thrivent Financial	1,697,516.16	89%
Thrivent Life	214,392.80	11%

Annual Meeting of Shareholders

There will be no annual or further special meetings of shareholders of the Fund unless required by applicable law or called by the Board in its discretion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Shareholder proposals should be received in a reasonable time before the solicitation is made.

VOTING INFORMATION AND REQUIREMENTS

General

Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Target Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Target Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Target Portfolio. Thrivent Financial and Thrivent Life, the sponsors of your variable contracts, are the shareholders of record of the shares of the Target Portfolio. Contractholders with investments in the Target Portfolio are entitled to provide proxy cards to Thrivent Financial and Thrivent Life for the shares related to their investments.

Record Date

The Board has fixed the close of business on May 16, 2012 as the Record Date for the determination of contractholders entitled to notice of, and to vote at, the Meeting. Target Portfolio contractholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights. Contractholders with investments in the Target Portfolio as of the record date are entitled to submit proxy cards.

Quorum

A majority of the shares of the Target Portfolio entitled to vote at the Meeting represented in person or by proxy constitutes a quorum. Thrivent Financial and Thrivent Life together are the record owners of a majority of the shares of the Target

Portfolio. The representation of Thrivent Financial and Thrivent Life at the Meeting will therefore assure the presence of a quorum.

Proxies

Target Portfolio contractholders may vote in any one of four ways: (i) via the Internet, (ii) by telephone, (iii) by mail, by returning the proxy card, or (iv) in person at the Meeting. Instructions for Internet and telephone voting are included with the enclosed proxy materials. Contractholders who deliver voting instructions by methods (i), (ii) or (iii) may revoke them at any time prior to the Meeting by delivering a written notice of revocation, by executing another proxy card bearing a later date or by attending the Meeting and giving voting instructions in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match voting proxy cards with contractholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date. The Target Portfolio employs procedures for Internet and telephone voting, such as requiring the control number from the proxy card in order to vote by either of these methods, which it considers to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, the Target Portfolio will not be liable for following Internet or telephone votes which it believes to be genuine.

Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be deemed present for quorum purposes. Abstentions and broker non-votes have the same effect as votes “AGAINST” the Reorganization.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the approval of the proposed Reorganization.

If no timely proxy cards are received, shares of the Target Portfolio attributable to a variable contract will be voted by Thrivent Financial or Thrivent Life in proportion to the proxy cards received for all variable contracts participating in the solicitation. This voting procedure may result in a relatively small numbers of contractholders determining the outcome of the vote. No minimum response is required from contractholders before Thrivent Financial and Thrivent Life will vote the Target Portfolio shares.

Any shares of the Target Portfolio held by Thrivent Financial, Thrivent Life or any of their affiliates for their own account and any shares held in an asset allocation portfolios managed by Thrivent Financial will be voted in proportion to the proxy cards received for all variable contracts participating in the solicitation.

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Prospectus/Proxy Statement with its enclosures on or about June 1, 2012. Contractholders of the Target Portfolio whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. The Target Portfolio may retain Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. We do not anticipate any expense for additional telephone solicitation by Computershare. The proxy solicitation expenses are an expense of the Reorganization and will be allocated as described above.

Other Matters to Come Before the Meeting

The Board knows of no business other than that described in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment.

In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies on the proposed Reorganization, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of contractholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Meeting to be adjourned.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which, no postage is required if mailed in the United States, or record your voting instructions by telephone or via the Internet promptly.

David S. Royal
Secretary

Questions & Answers

For Contractholders of Thrivent Mid Cap Growth Portfolio II

Although we recommend that you read the complete Prospectus/Proxy Statement, we have provided the following questions and answers to clarify and summarize the issues to be voted on.

Q: Why is a contractholder meeting being held?

A: A special meeting of contractholders (the “Meeting”) of Thrivent Mid Cap Growth Portfolio II (the “Target Portfolio”) is being held to seek contractholder approval of a reorganization (the “Reorganization”) of the Target Portfolio into Thrivent Mid Cap Growth Portfolio (the “Acquiring Portfolio”), a fund that pursues substantially the same investment objective as the Target Portfolio. Please refer to the Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Portfolio.

Q: Why is the Reorganization being recommended?

A: After careful consideration, the Board of Directors (the “Board”) of Thrivent Series Fund, Inc. (the “Fund”) has determined that the Reorganization will benefit the Target Portfolio’s contractholders and recommends that you cast your vote “FOR” the proposed Reorganization. The Target Portfolio and the Acquiring Portfolio have investment objectives, that are substantially the same, and each is a diversified series of the Fund, an open-end investment company registered under the Investment Company Act of 1940. Thrivent Financial for Lutherans (“Thrivent Financial”) is the investment adviser for the Target Portfolio and the Acquiring Portfolio.

The Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) the advisory fee that these contractholders bear will decrease as a result of the Reorganization; (ii) the operating expenses that these contractholders bear will likely decrease as a result of the Reorganization; and (iii) contractholders will become contractholders in a larger combined portfolio, which increase the potential of realizing economies of scale whereby certain administrative costs may be spread across the combined portfolio’s larger asset base and, therefore, may increase the combined portfolio’s overall efficiency in the long term.

Q: Who can vote?

A: Owners of the variable contracts funded by the Target Portfolio and shareholders of the Target Portfolio (e.g., mutual funds affiliated with Thrivent Financial) are entitled to vote. Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), the sponsors of your variable contracts, will cast your votes according to your voting instructions. If no timely voting instructions are received, any shares of the Target Portfolio attributable to a variable contract will be voted by Thrivent Financial or Thrivent Life in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation. If a voting instruction form is returned with no voting instructions, the shares of the Target Portfolio to which the form relates will be voted FOR all the Reorganization.

Any shares of the Target Portfolio held by Thrivent Financial, Thrivent Life or any of their affiliates for their own account and any shares held in an asset allocation portfolio managed by Thrivent Financial will also be voted in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation.

Q: How will the Reorganization affect me?

A: Assuming contractholders approve the proposed Reorganization, the assets and liabilities of the Target Portfolio will be combined with those of the Acquiring Portfolio. The shares of the Target Portfolio that fund your benefits under variable contracts automatically would be exchanged for an equal dollar value of shares of the Acquiring Portfolio. The Reorganization would affect only the investments underlying variable contracts and would not otherwise affect variable contracts. Following the Reorganization, the Target Portfolio will dissolve.

Q: Will I have to pay any commission or other similar fee as a result of the Reorganization?

A: No. You will not pay any commissions or other similar fees as a result of the Reorganization.

Q: Will the total annual operating expenses that my portfolio investment bears increase as a result of the Reorganization?

A: No, they will likely decrease, and the investment management fee, which comprises a portion of the annual operating expenses, will decrease. For more information about how fund expenses may change as a result of the Reorganization, please see the comparative and pro forma table and related disclosures in the COMPARISON OF THE PORTFOLIOS—Expenses section of the prospectus/proxy statement.

Q: Will I have to pay any U.S. federal income taxes as a result of the Reorganization?

A: The Reorganization is expected to be tax-free for federal income tax purposes. The Target Portfolio will seek an opinion of counsel to this effect. It is expected that neither the shareholders of record (Thrivent Financial and Thrivent Life) nor contractholders will incur capital gains or losses on the exchange of Target Portfolio shares for Acquiring Portfolio shares as a result of the Reorganization. The cost basis on each investment will also remain the same. If you choose to make a total or partial surrender of your contract, you may be subject to taxes and other charges under your contract.

Q: Can I surrender or exchange my interests in the Target Portfolio for a different subaccount option under my contract or surrender my contract before the Reorganization takes place?

A: Yes, but please refer to the most recent prospectus of your variable contract as certain charges and/or restrictions may apply to such exchanges and surrenders.

Q: If contractholders do not approve the Reorganization, what will happen to the Target Portfolio?

A: Thrivent Financial and the Board will have to re-assess what changes it would like to make to the Target Portfolio, including a possible repurposing of the Portfolio’s principal investment strategies. It is possible that no changes would be made.

Q: Who pays the costs of the Reorganization?

A: The expenses of the Reorganization, including the costs of the Meeting, will be paid by the Target Portfolio.

Q: How can I vote?

A: Contractholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

•

By Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By Telephone: Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date, by voting later by Internet or telephone or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Q: When should I vote?

A: Every vote is important and the Board encourages you to record your vote as soon as possible. Voting your proxy now will ensure that the necessary number of votes is obtained, without the time and expense required for additional proxy solicitation.

Q: Who should I call if I have questions about a Proposal in the proxy statement?

A: Call 1-800-847-4836 with your questions.

Q: How can I get more information about the Target and Acquiring Portfolios or my variable contract?

A: You may obtain (1) a prospectus, statement of additional information or annual/semiannual report for the Portfolios, (2) a prospectus or statement of additional information for your variable contract or (3) the Statement of Additional Information regarding the Reorganization (request the “Reorganization SAI”) by:

•	Telephone—1-800-THRIVENT (1-800-847-4836) and say “Variable Annuity” or “Variable Universal Life”

•	Mail—Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919

•	Internet:

—	For a copy of a prospectus, a statement of additional information, or shareholder report: www.thrivent.com

—	For a copy of this Prospectus/Proxy Statement or the Reorganization SAI: www.proxy-direct.com/thr23481

Thrivent Mid Cap Growth Portfolio II

a series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(800) 847-4836

www.thrivent.com

NOTICE OF SPECIAL MEETING

OF CONTRACTHOLDERS

to be Held on July 13, 2012

NOTICE IS HEREBY GIVEN THAT a special meeting of contractholders (the “Meeting”) of Thrivent Mid Cap Growth Portfolio II (the “Target Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”), will be held at the offices of Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 on July 13, 2012 at 9:40 a.m. Central time for the following purposes:

1.

To approve an Agreement and Plan of Reorganization pursuant to which the Target Portfolio would (i) transfer all of its assets and liabilities to Thrivent Mid Cap Growth Portfolio (the “Acquiring Portfolio”), a series of the Fund, in exchange for Shares of the Acquiring Portfolio, (ii) distribute such Shares of the Acquiring Portfolio to shareholders of the Target Portfolio, and (iii) dissolve.

2.	To transact such other business as may properly be presented at the Meeting or any adjournment thereof.

The Board of Directors of the Fund (the “Board”) has fixed the close of business on May 16, 2012 as the record date for the determination of contractholders entitled to notice of, and to vote at, the Meeting and all adjournments thereof.

Contractholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

(i)

By internet—Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

(ii)

By telephone—Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

(iii)

By mail—If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Target Portfolio a written notice of revocation, by executing another proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Board recommends that you cast your vote FOR the proposed Reorganization as described in the Prospectus/Proxy Statement.

YOUR VOTE IS IMPORTANT

Please return your proxy card or record your voting instructions by telephone or via the Internet promptly no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the Internet promptly regardless of whether you plan to be present in person at the Meeting.

Date: May 23, 2012

David S. Royal
Secretary

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Prospectus/Proxy Statement. Contractholders should read the entire Prospectus/Proxy Statement carefully. The prospectuses of the Target Portfolio and Acquiring Portfolio dated April 30, 2012, and as supplemented from time to time, are incorporated into this document by reference and are legally deemed to be part of this Prospectus/Proxy Statement.

The Reorganization

The Board, including the directors who are not “interested persons” (as defined in the 1940 Act) of each Portfolio, has unanimously approved the Reorganization Agreement on behalf of each Portfolio, subject to Target Portfolio contractholder approval. The Reorganization Agreement provides for:

•	the transfer of all of the assets and liabilities of the Target Portfolio to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio;

•	the distribution by the Target Portfolio of such Acquiring Portfolio shares to Target Portfolio shareholders; and

•	the dissolution of the Target Portfolio.

When the Reorganization is complete, Target Portfolio shareholders will hold Acquiring Portfolio shares. The aggregate value of the Acquiring Portfolio shares a Target Portfolio shareholder will receive in the Reorganization will equal the aggregate value of the Target Portfolio shares owned by such shareholder immediately prior to the Reorganization. After the Reorganization, the Acquiring Portfolio will continue to operate with the investment objective and investment policies set forth in this Prospectus/Proxy Statement. The Reorganization will not affect your variable contract.

As discussed in more detail elsewhere in this prospectus/proxy statement, the Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) the advisory fee that these contractholders bear will decrease as a result of the Reorganization; (ii) the operating expenses that these contractholders bear will likely decrease as a result of the Reorganization; and (iii) contractholders will become contractholders in a larger combined portfolio, which increase the potential of realizing economies of scale whereby certain administrative costs may be spread across the combined portfolio’s larger asset base and, therefore, may increase the combined portfolio’s overall efficiency in the long term. In addition, the Board, when determining whether to approve the Reorganization, considered, among other things, the future growth prospects of each of the Target Portfolio and the Acquiring Portfolio, the comparative performance of the two Portfolios, and that the Reorganization is expected to be a tax-free reorganization for federal income tax purposes.

Background and Reasons for the Reorganization

The Target Portfolio and the Acquiring Portfolio have substantially the same investment objectives. The Target Portfolio seeks long-term growth of capital and future income; the Acquiring Portfolio seeks long-term growth of capital.

Despite the slight difference in investment objectives, the two Portfolios have the same principal investment strategies, which are described in more detail in the COMPARISON OF THE PORTFOLIOS—Investment Objective and Principal Strategies section of the prospectus/proxy statement. Under normal circumstances, each Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of large U.S. companies which have market capitalizations similar to those included in widely known indices such as the Russell 1000 Growth Index, S&P 500/Citigroup Growth Index, or large company market capitalization classifications published by Lipper, Inc.

In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio contractholders, the Board considered a number of factors, including, but not limited to: (i) the Adviser currently manages the assets of each Portfolio; (ii) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (iii) the comparative investment performance of the Portfolios; (iv) the future growth prospects of each Portfolio; (v) whether the Reorganization would result in the dilution of contractholder interests; (vi) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vii) the anticipated tax consequences of the proposed Reorganization; and (viii) the estimated costs of the Reorganization. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s contractholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio contractholders will not be diluted as a result of the Reorganization.

The Board is asking contractholders of the Target Portfolio to approve the Reorganization at the Meeting to be held on July 13, 2012. If contractholders of the Target Portfolio approve the proposed Reorganization, it is expected that the closing date of the transaction (the “Closing Date”) will be after the close of business on or about July 27, 2012, but it may be at a different time as described herein. If contractholders of the Target Portfolio do not approve the proposed Reorganization, the Board will consider alternatives, including repurposing the Target Portfolio’s investment objective(s) and principal strategies.

The Board recommends that you vote “FOR” the Reorganization.

COMPARISON OF THE PORTFOLIOS

Investment Objective and Principal Strategies

Investment Objective. The Target Portfolio and the Acquiring Portfolio have the same investment objective: to achieve long-term growth of capital. There are risks inherent in all investments in securities; accordingly, there can be no assurance that either of the Portfolios will achieve its investment objectives.

Principal Strategies. The Target Portfolio and Acquiring Portfolio have the same principal strategies. Under normal circumstances, each Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of mid-size companies. The Adviser focuses mainly on the securities of mid-size U.S. companies which have market capitalizations similar to those included in widely known mid cap indices such as the Russell Midcap® Growth Index, S&P MidCap 400/Citigroup Growth Index at the time of the Portfolio’s investment. Should the Adviser determine that a Portfolio would benefit from reducing the percentage of its assets invested in securities of mid cap companies from 80% to a lesser amount, we will notify you at least 60 days prior to the change.

Each Portfolio seeks to achieve its investment objective by investing primarily in common stocks. The Adviser uses fundamental, quantitative and technical investment research techniques to determine what stocks to buy and sell. The Adviser focuses on companies that have a strong record of earnings growth or show good prospects for growth in sales and earnings and also considers the trends in the market as a whole.

Either Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets into more promising opportunities.

Portfolio Holdings. A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available on the Portfolios’ website.

Principal Risks

The Portfolios are subject to the same principal risks, including Market Risk, Issuer Risk, Mid Cap Risk, Volatility Risk, and Investment Adviser Risk. These risks are described below.

Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.

Issuer Risk. Issuer risk is the possibility that factors specific to a company, to which the Portfolio’s portfolio is exposed, will affect the market prices of the company’s securities and therefore the value of the Portfolio. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. The value of the Portfolio’s shares may be affected by weak equity markets or changes in interest rate or bond yield levels. As a result, the value of the Portfolio’s shares may fluctuate significantly in the short term.

Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the adviser(s) in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.

Management of the Portfolios

The Board. The Board is responsible for the overall supervision of the operations of each Portfolio and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law.

The Adviser. The Adviser, Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”), is the investment adviser for each Portfolio. The Adviser, Thrivent Financial for Lutherans (“Thrivent Financial”) and its investment advisory affiliate, Thrivent Asset Management, LLC, have been in the investment advisory business since 1986 and managed approximately $76 billion in assets as of December 31, 2011, including approximately $34 billion in mutual fund assets. These advisory entities are located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

The Adviser and the Fund received an exemptive order from the SEC that permits the Adviser and the Portfolios, with the approval of the Board, to retain one or more subadvisers for the Portfolios, or subsequently change a subadviser, without submitting the respective investment subadvisory agreements, or material amendments to those agreements, to a vote of the contractholders of the applicable Portfolio. The Adviser will notify contractholders of a Portfolio if there is a new subadviser for that Portfolio.

The Portfolios’ annual and semiannual reports to contractholders discuss the basis for the Board approving any investment advisory agreement or investment subadvisory agreement during the period covered by the report.

Portfolio Management. Andrea C. Thomas, CFA has served as portfolio manager of the Target Portfolio since 2004 and the Acquiring Portfolio since 2003. She was an associate portfolio manager of each Portfolio from 1997 through 2002. She has been with Thrivent Financial since 1993 and has served as a portfolio manager since 2002.

Advisory and Other Fees

Advisory Fees. Each Portfolio pays an annual investment advisory fee to the Adviser. The advisory contract between the Adviser and the Fund provides for the following advisory fees for each class of shares of a Portfolio, expressed as an annual rate of average daily net assets:

Target Portfolio
0.900% on the first $500 million of average daily net assets

0.800% of average daily net assets over $500 million

Acquiring Portfolio
0.400% of average daily net assets

During the twelve-months ended December 31, 2011, the contractual advisory fees for the Target Portfolio were 0.90% of the Target Portfolio’s average daily net assets.

During the twelve-months ended December 31, 2011, the contractual advisory fees for the Acquiring Portfolio were 0.40% of the Acquiring Portfolio’s average daily net assets.

The Adviser may from time to time voluntarily waive all or a portion of its management fee or reimburse a Portfolio for all or a portion of its other expenses. Any voluntary fee waivers and/or expense reimbursements generally may be discontinued by the Adviser at any time.

For a complete description of each Portfolio’s advisory services, see the section of the Portfolio Prospectus entitled “Management” and the section of the Fund SAI entitled “Investment Adviser, Investment Subadvisers, and Portfolio Managers.”

Expenses

The table below sets forth the fees and expenses that investors may pay to buy and hold shares of each of the Target Portfolio and the Acquiring Portfolio, including (i) the fees and expenses paid by the Target Portfolio for the twelve-month period ended December 31, 2011, (ii) the fees and expenses paid by the Acquiring Portfolio for the twelve-month period ended December 31, 2011, and (iii) pro forma fees and expenses for the Acquiring Portfolio for the twelve-month period ended December 31, 2011, assuming the Reorganization had been completed as of the beginning of such period. If you own a variable annuity contract or a variable life insurance contract, you will have additional expenses, including mortality and expense risk charges. These additional contract-level expenses are not reflected in the table below.

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load)	N/A	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A	N/A
Annual Portfolio Operating Expenses As a Percentage of Net Assets (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.40%	0.40%
Other Expenses	0.12%	0.06%	0.05%
Total Annual Operating Expenses	1.02%	0.46%	0.45%

Example

The following example, using the actual and pro forma operating expenses for the twelve-month period ended December 31, 2011, is intended to help you compare the costs of investing in the Acquiring Portfolio pro forma after the Reorganization with the costs of investing in each of the Target Portfolio and the Acquiring Portfolio without the Reorganization. The example assumes that you invest $10,000 in each Portfolio for the time period indicated and that you redeem all of your shares at the end of each period. The example also assumes that your investments have a 5% return each year and that each Portfolio’s operating expenses remain the same each year. Although your actual returns may be higher or lower, based on these assumptions your costs would be:

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio
Total operating expenses assuming redemption at the end of the period
One Year	$104	$47	$46
Three Years	$325	$148	$144
Five Years	$563	$258	$252
Ten Years	$1,248	$579	$567

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Portfolios’ performance. During the fiscal year ended December 31, 2011, the Acquiring Portfolio’s portfolio turnover rate was 67%, and the Target Portfolio’s portfolio turnover rate was 83% of the average value of its portfolio.

The Separate Accounts and the Retirement Plans

Shares in the Fund are currently sold, without sales charges, only to: (1) separate accounts of Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), a subsidiary of Thrivent Financial, which are used to fund benefits of variable life insurance and variable annuity contracts (each a “variable contract”) issued by Thrivent Financial and Thrivent Life; (2) other portfolios of Fund; and (3) retirement plans sponsored by Thrivent Financial.

A Prospectus for the variable contract describes how the premiums and the assets relating to the variable contract may be allocated among one or more of the subaccounts that correspond to the portfolios of the Fund. Participants in the retirement plans should consult retirement plan documents for information on how to invest.

The Fund serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Thrivent Financial. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios at the same time. Although neither Thrivent Financial nor the Fund currently foresees any such disadvantage, the Board monitors events in order to identify any material conflicts between such policy owners and contract owners. Material conflict could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax law, (3) changes in the investment management of a portfolio, or (4) differences in voting instructions between those given by policy owners and those given by contract owners. Should it be necessary, the Board would determine what action if any, should be taken on response to any such conflicts.

As a result of differences in tax treatment and other considerations, a conflict could arise between the interests of the variable life insurance contract owners, variable annuity contract owners, and plan participants with respect to their investments in the Fund. The Fund’s Board will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action if any, should be taken in response to any such conflicts.

Pricing of Portfolio Shares

The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The Portfolios determine their NAV once daily at the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m. Eastern Time. The Portfolios do not determine NAV on holidays observed by the NYSE or on any other day when the NYSE is closed. The NYSE is regularly closed on Saturdays and Sundays, New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Portfolio determines its NAV by adding the value of Portfolio assets, subtracting the Portfolio’s liabilities, and dividing the result by the number of outstanding shares. To determine the NAV, the Portfolios generally value their securities at current market value using readily available market quotations. If market prices are not available or if the Adviser determines that they do not accurately reflect fair value for a security, the Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes a review of various factors set forth in the pricing policies adopted by the Board.

Because many foreign markets close before the U.S. markets, significant events may occur between the close of the foreign market and the close of the U.S. markets, when the Portfolio’s assets are valued, that could have a material impact on the valuation of foreign securities (i.e., available price quotations for these securities may not necessarily reflect the occurrence of the significant event). The Fund, subject to oversight by the Board, evaluates the impact of these significant events and adjusts the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets to the extent that the available price quotations do not, in the Adviser’s opinion, adequately reflect the occurrence of the significant events.

The Fund has authorized Thrivent Financial and one or more other entities to accept orders from participants in the retirement plans. The separate accounts and the retirement plans each place an order to buy or sell shares of a respective Portfolio each business day. The amount of the order is based on the aggregate instructions from owners of the variable annuity contracts or the participants in the retirement plans. Orders placed before the close of the NYSE on a given day by the separate accounts, the retirement plans, or participants in the retirement plans result in share purchases and redemptions at the NAV calculated as of the close of the NYSE that day.

Please note that the Target Portfolio and the Acquiring Portfolio have identical valuation policies. As a result, there will be no material change to the value of the Target Portfolio’s assets because of the Reorganization.

Capitalization

The following table sets forth the capitalization of the Target Portfolio and the Acquiring Portfolio, as of December 31, 2011, and the pro forma capitalization of the Acquiring Portfolio as if the Reorganization occurred on that date. These numbers may differ as of the Closing Date.

	Actual		Pro Forma
	Target Portfolio	Acquiring Portfolio	Acquiring Portfolio
Net assets
Portfolio Net Assets	$16,971,847	$348,833,514	$365,805,361

Total	$16,971,847	$348,833,514	$365,805,361

Net asset value per share
Net asset value	$9.17	$17.50	$17.50
Shares outstanding
Portfolio Shares	1,849,840	19,933,836	20,903,678

Total	1,849,840	19,933,836	20,903,678

The pro forma shares outstanding reflect the issuance by the Acquiring Portfolio of approximately 1.0 million shares, reflecting the exchange of the assets and liabilities of the Target Portfolio for newly issued shares of the Acquiring Portfolio at the pro forma net asset value per share. The aggregate value of the Acquiring Portfolio shares that a Target Portfolio contractholder receives in the Reorganization will equal the aggregate value of the Target Portfolio shares owned immediately prior to the Reorganization.

Annual Performance Information

The following chart shows the annual returns of the Target Portfolio and the Acquiring Portfolio for the past ten fiscal years. The bar charts include the effects of each Portfolio’s expenses, but not charges or deductions against your variable contract. If these charges and deductions were included, returns would be lower than those shown.

Thrivent Mid Cap Growth Portfolio II

Thrivent Mid Cap Growth Portfolio

As a result of market activity, current performance may vary from the figures shown.

Since its inception, the Target Portfolio’s highest quarterly return was 24.31% (for the quarter ended June 30, 2009) and its lowest quarterly return was -31.76% (for the quarter ended June 30, 2008). Since its inception, the Acquiring Portfolio’s highest quarterly return was 23.26% (for the quarter ended June 30, 2009) and its lowest quarterly return was -25.10% (for the quarter ended December 31, 2008).

Comparative Performance Information

As a basis for evaluating each Portfolio’s performance and risks, the following table shows how each Portfolio’s performance compares with broad-based market indices that the Adviser believes are appropriate benchmarks for such Portfolio. The Target Portfolio’s and Acquiring Portfolio’s benchmark is the Russell Mid Cap® Growth Index which measures the performance of large cap growth stocks. Further, the table includes the effects of each Portfolio’s expenses, but not charges or deductions against your variable contract. If these charges and deductions were included, returns would be lower than those shown.

Average annual total returns are shown below for each Portfolio for the periods ended December 31, 2011 (the most recently completed calendar year prior to the date of this Prospectus/Proxy Statement). Remember that past performance of a Portfolio is not indicative of its future performance.

Average Annual Total Returns for the Period ended December 31, 2011

	Target Portfolio			Acquiring Portfolio
	Past 1 Year	Past 5 Years	Past 10 Years	Past 1 Year	Past 5 Years	Past 10 Years
Applicable Portfolio	-4.31%	4.65%	3.17%	-5.43%	5.41%	5.81%
Russell Mid Cap® Growth Index (reflects no deductions for fees, expenses or taxes)	-1.65%	2.44%	5.29%	-1.65%	2.44%	5.29%

Other Service Providers

Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, provides administrative personnel and services necessary to operate the Portfolios and receives an administration fee from the Portfolios. The custodian for the Portfolios is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP, 225 South Sixth Street, Suite 1400, Minneapolis, MN 55402, serves as the Fund’s independent registered public accounting firm.

Governing Law

The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a Minnesota corporation on February 24, 1986. The Fund is made up of 41 separate series or “Portfolios.” Each Portfolio of the Fund, other than the Thrivent Aggressive Allocation Portfolio, the Thrivent Moderately Aggressive Allocation Portfolio, the Thrivent Moderate Allocation Portfolio, the Thrivent Moderately Conservative Allocation Portfolio, the Thrivent Partner Healthcare Portfolio, the Thrivent Partner Natural

Resources Portfolio and the Thrivent Partner Socially Responsible Bond Portfolio, is diversified. Each Portfolio is in effect a separate investment fund, and a separate class of capital stock of the Fund is issued with respect to each Portfolio.

The Fund’s organizational documents are filed as part of the Fund’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on page 131 of this Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the Target Portfolio will transfer all of its assets and liabilities to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio. The Acquiring Portfolio shares issued to the Target Portfolio will have an aggregate value equal to the aggregate value of the Target Portfolio’s net assets immediately prior to the Reorganization. Upon receipt by the Target Portfolio of Acquiring Portfolio shares, the Target Portfolio will distribute such shares of the Acquiring Portfolio to Target Portfolio shareholders. Then, as soon as practicable after the Closing Date of the Reorganization, the Target Portfolio will dissolve under applicable state law.

The Target Portfolio will distribute the Acquiring Portfolio shares received by it pro rata to Target Portfolio shareholders of record in exchange for their interest in shares of the Target Portfolio. Accordingly, as a result of the Reorganization, each Target Portfolio shareholder would own Acquiring Portfolio shares that would have an aggregate value immediately after the Reorganization equal to the aggregate value of that shareholder’s Target Portfolio shares immediately prior to the Reorganization. The interests of each of the Target Portfolio’s shareholders will not be diluted as a result of the Reorganization. Although there is not expected to be any dilution of net asset value in either the Target Portfolio or the Acquiring Portfolio, as a result of the Reorganization, a shareholder of the Target Portfolio or the Acquiring Portfolio will hold a reduced percentage of ownership in the larger combined portfolio than the shareholder did in either of the separate Portfolios.

No sales charge or fee of any kind will be assessed to Target Portfolio shareholders or contractholders in connection with their receipt of Acquiring Portfolio shares in the Reorganization.

Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the Target Portfolio that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for consummation of the Reorganization.

Terms of the Reorganization Agreement

The following is a summary of the material terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a form of which is attached as Appendix E to the Reorganization SAI.

Pursuant to the Reorganization Agreement, the Acquiring Portfolio will acquire all of the assets and the liabilities of the Target Portfolio on the Closing Date in exchange for shares of the Acquiring Portfolio. Subject to the Target Portfolio’s contractholders approving the Reorganization, the Closing Date shall occur on July 27, 2012 or such other date as determined by an officer of the Fund.

On the Closing Date, the Target Portfolio will transfer to the Acquiring Portfolio all of its assets and liabilities. The Acquiring Portfolio will in turn transfer to the Target Portfolio a number of its shares equal in value to the value of the net assets of the Target Portfolio transferred to the Acquiring Portfolio as of the Closing Date, as determined in accordance with the valuation method described in the Acquiring Portfolio’s then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Portfolio will distribute on or before the Closing Date all or substantially all of its undistributed investment company taxable income (computed without regard for dividends paid) and net realized capital gains, if any, as of such date.

The Target Portfolio expects to distribute shares of the Acquiring Portfolio received by the Target Portfolio to shareholders of the Target Portfolio promptly after the Closing Date and then dissolve.

The Acquiring Portfolio and the Target Portfolio have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business. Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the Target Portfolio’s contractholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of the Acquiring Portfolio of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

•

the receipt of an opinion of counsel relating to the tax-free nature of the Reorganization (as further described herein under the heading “Material Federal Income Tax Consequences of the Reorganization”).

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the contractholders of the Target Portfolio, provided that no such amendment after such approval shall be made if it would have a material adverse effect on the interests of such Target

Portfolio’s contractholders. The Reorganization Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.

Reasons for the Proposed Reorganization

In determining whether to recommend approval of the Reorganization Agreement to Target Portfolio contractholders, the Board considered a number of factors, including, but not limited to: (i) the Adviser currently manages the assets of each Portfolio; (ii) the expenses and advisory fees applicable to the Portfolios before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (iii) the comparative investment performance of the Portfolios; (iv) the future growth prospects of each Portfolio; (v) the terms and conditions of the Reorganization Agreement and whether the Reorganization would result in the dilution of contractholder interests; (vi) the compatibility of the Portfolios’ investment objectives, policies, risks and restrictions; (vii) the anticipated tax consequences of the proposed Reorganization; (viii) the compatibility of the Portfolios’ service features available to contractholders, including exchange privileges; and (viii) the estimated costs of the Reorganization. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

After careful consideration, the Board believes that the Reorganization would be in the best interests of the Target Portfolio’s contractholders because: (i) the advisory fee that these contractholders bear will decrease as a result of the Reorganization; (ii) the operating expenses that these contractholders bear will likely decrease as a result of the Reorganization; and (iii) contractholders will become contractholders in a larger combined portfolio, which increase the potential of realizing economies of scale whereby certain administrative costs may be spread across the combined portfolio’s larger asset base and, therefore, may increase the combined portfolio’s overall efficiency in the long term.

The Board has determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio’s contractholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the Acquiring Portfolio contractholders will not be diluted as a result of the Reorganization.

Material Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. persons who hold shares of the Target Portfolio as capital assets for U.S. federal income tax purposes. For federal income tax purposes, the contractholders are not the shareholders of the Target Portfolio. Rather, Thrivent Financial and Thrivent Life and their separate accounts are the shareholders.

This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular contractholder or to contractholders who may be subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert or that a court would not sustain a position contrary to any of the tax aspects described below. Contractholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization to them, as well as the effects of state, local and non-U.S. tax laws.

The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. It is a condition to closing the Reorganization that the Target Portfolio and the Acquiring Portfolio receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to each Portfolio (“Skadden Arps”), dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a)(1) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows: to the effect that on the basis of existing provisions of the Code, the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes, except as noted below:

•

the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Portfolio and the Acquiring Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Section 361 of the Code, no gain or loss will be recognized by the Target Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange for Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of the Target Portfolio’s liabilities, or upon the distribution of Acquiring Portfolio shares by the Target Portfolio to its shareholders in liquidation;

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Portfolio upon receipt of the assets transferred to the Acquiring Portfolio in exchange for Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of the liabilities of the Target Portfolio;

•

under Section 362(b) of the Code, the Acquiring Portfolio’s tax basis in each asset that the Acquiring Portfolio receives from the Target Portfolio will be the same as the Target Portfolio’s tax basis in such asset immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Portfolio’s holding periods in each asset will include the Target Portfolio’s holding periods in such asset;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Target Portfolio on the distribution of Acquiring Portfolio shares to them in exchange for their shares of the Target Portfolio;

•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Portfolio shares that the Target Portfolio’s shareholders receive in exchange for their Target Portfolio shares will be the same as the aggregate tax basis of the Target Portfolio shares exchanged therefor;

•

under Section 1223(1) of the Code, a Target Portfolio shareholder’s holding period for the Acquiring Portfolio shares received in the Reorganization will be determined by including the holding period for the Target Portfolio shares exchanged therefor, provided that the shareholder held the Target Portfolio shares as a capital asset on the date of the exchange; and

•

under Section 381 of the Code, the Acquiring Portfolio will succeed to and take into account the items of the Target Portfolio described in Section 381(c) of the Code, subject to the conditions and limitations specified in Section 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

After the Reorganization, each shareholder will continue to be responsible for tracking the adjusted tax basis and holding period of its shares for U.S. federal income tax purposes.

The opinion will be based on certain factual certifications made by the officers of the Target Portfolio and the Acquiring Portfolio and will also be based on customary assumptions such as the assumption that the Reorganization will be consummated in accordance with the Reorganization Agreement. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with the opinion.

The Acquiring Portfolio intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code which are the same rules currently applicable to Target Portfolio. In connection with the Reorganization, on or before the Closing Date, the Target Portfolio will declare to its shareholders a dividend which, together with all of its previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt interest income and net capital gains through the Closing Date.

A regulated investment company is permitted to carry forward net capital losses; however, net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years only. Additionally, capital losses incurred in taxable years beginning on or before December 22, 2010 cannot be utilized to offset capital gains until all net capital losses arising in tax years beginning after December 22, 2010 have been utilized. As a result, some net capital loss carryovers incurred on or before December 22, 2010 may expire unused.

Immediately prior to the Reorganization, the Target Portfolio is not expected to have any unutilized capital loss carryforwards. The final amount of unutilized capital loss carryforwards for the Target Portfolio is subject to change and will not be determined until the Closing Date.

Generally, the Acquiring Portfolio will succeed to the capital loss carryforwards of the Target Portfolio, subject to the limitations described below. If the Target Portfolio has capital loss carryforwards, such capital losses would, in the absence of the Reorganization, generally be available to offset Target Portfolio capital gains, thereby reducing the amount of capital gain net income that must be distributed to the Target Portfolio shareholders.

Under Sections 382 and 383 of the Code, an “equity structure shift” arising as a result of a reorganization under Section 368(a)(1) of the Code can result in limitations on the post-reorganization Portfolio’s use of capital loss carryforwards of the participating Portfolios. An “equity structure shift” can trigger limitations on capital loss carryforwards where there is a more than 50% change in the ownership of a Portfolio.

Because the Reorganization is not expected to result in a more than 50% change in ownership of the Target Portfolio or the Acquiring Portfolio, it is anticipated that the capital loss carryforwards of the Target Portfolio will not be subject to an annual limitation as a result of this Reorganization.

This summary of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

The Reorganization will not be a taxable event for any contractholder.

Expenses of the Reorganization

The expenses of the Reorganization will be paid substantially by the Target Portfolio.

Reorganization expenses include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with each Reorganization; the costs of printing and distributing this Prospectus/Proxy Statement; legal fees incurred preparing materials for the Boards attending the Board meetings and preparing the Board minutes; auditing fees associated with the Portfolio’s financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Management of the Portfolios estimates the total cost of the Reorganization to be approximately $90,000. If the Reorganization is not approved by contractholders, the Target Portfolio will still bear the costs of the proposed Reorganization.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of Shares of the Acquiring Portfolio will be passed on by Skadden Arps.

Contractholder Approval

The Board has unanimously approved the Reorganization, subject to shareholder approval. Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

Board Recommendation

The Board recommends voting “FOR” the proposed Reorganization.

SHAREHOLDER INFORMATION

Shareholder Information

At the close of business on the Record Date, the Acquiring Portfolio had outstanding 18,959,545.844 shares. As of May 16, 2012, the directors and officers of the Acquiring Portfolio as a group owned less than 1% of the shares of the Acquiring Portfolio. As of May 16, 2012, no person was known by the Acquiring Portfolio to own beneficially or of record as much as 5% of the Acquiring Portfolio shares except as follows:

Name	Shares Outstanding	Approximate Percentage of Ownership
Thrivent Financial	14,356,248.17	76%
Thrivent Life	4,596,975.48	24%

At the close of business on the Record Date, the Target Portfolio had outstanding 1,771,006.007 shares. As of May 16, 2012, the directors and officers of the Target

Portfolio as a group owned less than 1% of the shares of the Target Portfolio. As of May 16, 2012, no person was known by the Target Portfolio to own beneficially or of record as much as 5% of the shares of the Target Portfolio except as follows:

Name	Shares Outstanding	Approximate Percentage of Ownership
Thrivent Financial	1,574,526.26	89%
Thrivent Life	196,345.89	11%

Annual Meeting of Shareholders

There will be no annual or further special meetings of shareholders of the Fund unless required by applicable law or called by the Board in its discretion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Shareholder proposals should be received in a reasonable time before the solicitation is made.

VOTING INFORMATION AND REQUIREMENTS

General

Approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Portfolio, which is, under the 1940 Act, the lesser of (1) 67% or more of the shares of the Target Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of the Target Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Target Portfolio. Thrivent Financial and Thrivent Life, the sponsors of your variable contracts, are the shareholders of record of the shares of the Target Portfolio. Contractholders with investments in the Target Portfolio are entitled to provide proxy cards to Thrivent Financial and Thrivent Life for the shares related to their investments.

Record Date

The Board has fixed the close of business on May 16, 2012 as the Record Date for the determination of contractholders entitled to notice of, and to vote at, the Meeting. Target Portfolio contractholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights. Contractholders with investments in the Target Portfolio as of the record date are entitled to submit proxy cards.

Quorum

A majority of the shares of the Target Portfolio entitled to vote at the Meeting represented in person or by proxy constitutes a quorum. Thrivent Financial and Thrivent Life together are the record owners of a majority of the shares of the Target Portfolio. The representation of Thrivent Financial and Thrivent Life at the Meeting will therefore assure the presence of a quorum.

Proxies

Target Portfolio contractholders may vote in any one of four ways: (i) via the Internet, (ii) by telephone, (iii) by mail, by returning the proxy card, or (iv) in person at the Meeting. Instructions for Internet and telephone voting are included with the enclosed proxy materials. Contractholders who deliver voting instructions by methods (i), (ii) or (iii) may revoke them at any time prior to the Meeting by delivering a written notice of revocation, by executing another proxy card bearing a later date or by attending the Meeting and giving voting instructions in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match voting proxy cards with contractholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date. The Target Portfolio employs procedures for Internet and telephone voting, such as requiring the control number from the proxy card in order to vote by either of these methods, which it considers to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, the Target Portfolio will not be liable for following Internet or telephone votes which it believes to be genuine.

Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be deemed present for quorum purposes. Abstentions and broker non-votes have the same effect as votes “AGAINST” the Reorganization.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the approval of the proposed Reorganization.

If no timely proxy cards are received, shares of the Target Portfolio attributable to a variable contract will be voted by Thrivent Financial or Thrivent Life in proportion to the proxy cards received for all variable contracts participating in the solicitation. This voting procedure may result in a relatively small numbers of contractholders determining the outcome of the vote. No minimum response is required from contractholders before Thrivent Financial and Thrivent Life will vote the Target Portfolio shares.

Any shares of the Target Portfolio held by Thrivent Financial, Thrivent Life or any of their affiliates for their own account and any shares held in an asset allocation portfolios managed by Thrivent Financial will be voted in proportion to the proxy cards received for all variable contracts participating in the solicitation.

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Prospectus/Proxy Statement with its enclosures on or about June 1, 2012. Contractholders of the Target Portfolio whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. The Target Portfolio may retain Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. We do not anticipate any expense for additional telephone solicitation by Computershare. The proxy solicitation expenses are an expense of the Reorganization and will be allocated as described above.

Other Matters to Come Before the Meeting

The Board knows of no business other than that described in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment.

In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies on the proposed Reorganization, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of contractholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Meeting to be adjourned.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which, no postage is required if mailed in the United States, or record your voting instructions by telephone or via the Internet promptly.

David S. Royal
Secretary

STATEMENT OF ADDITIONAL INFORMATION

Relating to the Acquisition of the Assets and Liabilities of

Thrivent Partner Utilities Portfolio

By and In Exchange for Shares of

Thrivent Diversified Income Plus Portfolio;

Thrivent Partner Socially Responsible Bond Portfolio

By and In Exchange for Shares of

Thrivent Income Portfolio;

Thrivent Partner International Stock Portfolio

By and In Exchange for Shares of

Thrivent Partner Worldwide Allocation Portfolio;

Thrivent Large Cap Growth Portfolio II

By and In Exchange for Shares of

Thrivent Large Cap Growth Portfolio; and

Thrivent Mid Cap Growth Portfolio II

By and In Exchange for Shares of

Thrivent Mid Cap Growth Portfolio

May 23, 2012

This Statement of Additional Information is available to the contract holders of Thrivent Partner Utilities Portfolio, Thrivent Partner Socially Responsible Bond Portfolio, Thrivent Partner International Stock Portfolio, Thrivent Large Cap Growth Portfolio II, and Thrivent Mid Cap Growth Portfolio II (each, a “Target Portfolio;” collectively, the “Target Portfolios”). This Statement of Additional Information is available in connection with the proposed reorganizations (each, a “Reorganization;” collectively, the “Reorganizations”) whereby all of the assets and liabilities of Thrivent Partner Utilities Portfolio, Thrivent Partner Socially Responsible Bond Portfolio, Thrivent Partner International Stock Portfolio, Thrivent Large Cap Growth Portfolio II, and Thrivent Mid Cap Growth Portfolio II would be transferred to the following portfolios, respectively: Thrivent Diversified Income Plus Portfolio, Thrivent Income Portfolio, Thrivent Partner Worldwide Allocation Portfolio, Thrivent Large Cap Growth Portfolio, Thrivent Mid Cap Growth Portfolio (each, an “Acquiring Portfolio;” collectively, the “Acquiring Portfolios”). Each of the Target Portfolios and Acquiring Portfolios is a series of Thrivent Series Fund, Inc. (the “Fund”). The transfer of assets and liabilities of each Target Portfolio will be in exchange for shares of the appropriate Acquiring Portfolio listed above. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus/Proxy Statement dated May 23, 2012 related to the Reorganizations.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus/ Proxy Statement. A copy of the Prospectus/Proxy Statement may be obtained, without charge, from Thrivent Series Fund, Inc. by calling toll-free (800) THRIVENT (847-4836) or writing to Thrivent Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

The Fund will provide, without charge, upon the request of any person to whom this Statement of Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

Table of Contents

Page

Proposed Reorganization	1

Additional Information About the Portfolios	1

Financial Statements	1

Appendix A — Form of Agreement and Plan of Reorganization between Thrivent Partner Utilities Portfolio and Thrivent Diversified Income Plus Portfolio	A-1

Appendix B — Form of Agreement and Plan of Reorganization between Thrivent Partner Socially Responsible Bond Portfolio and Thrivent Income Portfolio	B-1

Appendix C — Form of Agreement and Plan of Reorganization between Thrivent Partner International Stock Portfolio and Thrivent Partner Worldwide Allocation Portfolio	C-1

Appendix D — Form of Agreement and Plan of Reorganization between Thrivent Large Cap Growth Portfolio II and Thrivent Large Cap Growth Portfolio	D-1

Appendix E — Form of Agreement and Plan of Reorganization between Thrivent Mid Cap Growth Portfolio II and Thrivent Mid Cap Growth Portfolio	E-1

PROPOSED REORGANIZATION

The contractholders of the Target Portfolios are being asked to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Target Portfolio would (i) transfer all of its assets and liabilities to the Acquiring Portfolio in exchange for Shares of the Acquiring Portfolio, (ii) distribute such Acquiring Portfolio shares to shareholders of the Portfolio Fund and (iii) dissolve. Forms of the Reorganization Agreement are attached hereto as Appendix A, B, C, D, and E.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Incorporated herein by reference in its entirety is the Statement of Additional Information for the Fund, dated April 30, 2012, which was filed with the Securities and Exchange Commission (the “SEC”) on April 26, 2012.

FINANCIAL STATEMENTS

Incorporated herein by reference in their respective entireties are:

(i)	the audited annual financial statements of each Target Portfolio, as of December 31, 2011, along with the opinion of independent registered public accounting firm, included as part of each Target Portfolio’s Form N-CSR as filed with the SEC on February 27, 2012; and

(ii)	the audited annual financial statements of each Acquiring Portfolio, as of December 31, 2011, along with the opinion of independent registered public accounting firm, included as part of each Acquiring Portfolio’s Form N-CSR as filed with the SEC on February 27, 2012;

Annual reports referenced as part of a Portfolio’s filing on Form N-CSR may be obtained by following the instructions on the cover of this Statement of Additional Information and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s Internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

In addition to the financial statements incorporated herein by reference, this Statement of Additional Information contains the following unaudited pro forma information:

(i)	the pro forma statements of assets and liabilities of Thrivent Partner International Stock Portfolio and Thrivent Partner Worldwide Allocation Portfolio as of December 31, 2011;

(ii)	the pro forma statements of operations of Thrivent Partner International Stock Portfolio and Thrivent Partner Worldwide Allocation Portfolio for the year ended December 31, 2011;

(iii)	the pro forma schedule of investments of Thrivent Partner International Stock Portfolio and Thrivent Partner Worldwide Allocation Portfolio as of December 31, 2011; and

(iv)	the notes to the pro forma financial statements of Thrivent Partner International Stock Portfolio and Thrivent Partner Worldwide Allocation Portfolio.

This pro forma financial information gives effect to the proposed reorganization whereby all of the assets and liabilities of Thrivent Partner International Stock Portfolio would be transferred to the Thrivent Partner Worldwide Allocation Portfolio in exchange for Shares of Thrivent Partner Worldwide Allocation Portfolio (earlier defined as a “Reorganization”). Under U.S. generally accepted accounting principles, the historical cost of investment securities will be applied to the surviving entity.

1

The unaudited pro forma combined statement of assets and liabilities and schedule of investments assumes that the Reorganization occurred on January 3, 2012, and the unaudited pro forma combined statement of operations, for the year ended December 31, 2011, present the results of operations of the Thrivent Partner Worldwide Allocation Portfolio as if the Reorganization had occurred on the first business day following the year ended December 31, 2011. The pro forma results of operations are not necessarily indicative of actual future results of operations. The statements of asset and liabilities and schedule of investments have been derived from the Thrivent Partner International Stock Portfolio’s and Thrivent Partner Worldwide Allocation Portfolio’s books and records utilized in calculating net asset values at December 31, 2011. The pro forma statements of operations for the year ended December 31, 2011 have been derived from the books and records of the Thrivent Partner International Stock Portfolio and Thrivent Partner Worldwide Allocation Portfolio at December 31, 2011.

The unaudited pro forma combined financial statements should be read in conjunction with the separate annual financial statements of the Thrivent Partner International Stock Portfolio and Thrivent Partner Worldwide Allocation Portfolio, which are incorporated herein by reference.

2

Statement of Assets and Liabilities (unaudited)

As of December 31, 2011	Partner International Stock Portfolio	Partner Worldwide Allocation Portfolio	Pro-Forma Adjustments		Partner Worldwide Allocation Portfolio Pro-Forma Combined(1)
Assets
Investments at cost	$825,845,962	$507,384,728			$1,333,230,690
Investments in securities at value	703,632,728	482,060,261			1,185,692,989
Investments in affiliates at value	38,197,124	—			38,197,124

Investments at Value	741,829,852	482,060,261			1,223,890,113

Cash	5,340,289	11,892,627			17,232,916
Dividends and interest receivable	1,497,069	1,610,518			3,107,587
Prepaid expenses	2,436	1,451			3,887
Receivable for investments sold	—	630,309			630,309
Receivable for fund shares sold	7,879	237			8,116
Unrealized gain on forward contracts	—	152,667			152,667
Receivable for variation margin	—	16,833			16,833

Total Assets	748,677,525	496,364,903			1,245,042,428

Liabilities
Accrued expenses	127,703	52,277			179,980
Payable for investments purchased	—	165,719			165,719
Payable upon return of collateral for securities loaned	38,197,124	—			38,197,124
Payable for fund shares redeemed	46,393	16,473			62,866
Unrealized loss on forward contracts	142	161,139			161,281
Payable for variation margin	—	5,062			5,062
Payable to affiliate	478,658	377,821			856,479
Estimated reorganization cost	—	—	370,000	(2)	370,000
Estimated transition cost	—	—	506,822	(3)	506,822

Total Liabilities	38,850,020	778,491	876,822		40,505,333

Net Assets
Capital stock (beneficial interest)	1,024,414,105	525,232,470			1,549,646,575
Accumulated undistributed net investment income/(loss)	19,809,786	(97,092)	(876,822	)(2,3)	18,835,872
Accumulated undistributed net realized gain/(loss)	(250,371,602)	(4,218,911)			(254,590,513)
Net unrealized appreciation/(depreciation) on:
Investments	(84,016,110)	(25,324,467)			(109,340,577)
Futures contracts	—	22,100			22,100
Foreign currency forward contracts	(142)	(8,472)			(8,614)
Foreign currency transactions	(8,532)	(19,216)			(27,748)

Total Net Assets	$709,827,505	$495,586,412	$(876,822)		$1,204,537,095

Shares of beneficial interest outstanding	77,286,224	67,048,254	18,627,992	(4)	162,962,470
Net asset value per share	$9.18	$7.39			$7.39

(1)	Thrivent Worldwide Allocation Portfolio is the accounting survivor.
(2)	The expenses of the reorganization, including the costs of the meeting, will be paid by the Target Portfolio.
(3)	The Acquiring Portfolio will pay any transition costs associated with the repositioning of the portfolio after the merger.
(4)	The adjustment is necessary to reflect capital shares outstanding post-reorganization

3

Statement of Operations (unaudited)

For the year ended December 31, 2011	Partner International Stock Portfolio	Partner Worldwide Allocation Portfolio	Pro-Forma Adjustments	Partner Worldwide Allocation Portfolio Pro-Forma Combined(10)
Investment Income
Dividends	$28,491,788	$15,222,367		$43,714,155
Interest	8,153	3,434,500		3,442,653
Income from securities loaned	901,065	—		901,065
Foreign tax withholding	(2,404,457)	(1,273,136)		(3,677,593)

Total Investment Income	26,996,549	17,383,731		44,380,280

Expenses
Adviser fees	4,010,441	1,995,791	(1,325,470)	4,680,762	(1)
Sub-Adviser fees	2,875,041	2,696,768	1,306,790	6,878,599	(2)
Administrative service fees	245,887	187,472	(80,000)	353,359	(3)
Audit and legal fees	31,031	32,435	(20,218)	43,248	(4)
Custody fees	257,187	312,735	111,726	681,648	(5)
Insurance expenses	8,422	6,328	(4,142)	10,608	(6)
Directors’ fees	37,316	22,948	(12)	60,252	(7)
Other expenses	33,657	64,913	(24,238)	74,332	(8)

Total Expenses Before Reimbursement	7,498,982	5,319,390	(35,564)	12,782,808

Less:
Reimbursement from adviser	(692,700)	—	692,700	—	(9)
Custody earnings credit	(326)	(2,110)		(2,436)

Total Net Expenses	6,805,956	5,317,280	657,136	12,780,372

Net Investment Income/(Loss)	20,190,593	12,066,451	(657,136)	31,599,908

Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	39,196,279	16,835,029		56,031,308
Futures contracts	—	263,275		263,275
Foreign currency transactions	(406,656)	(395,141)		(801,797)
Swap agreements	—	(2,150)		(2,150)
Change in net unrealized appreciation/(depreciation) on:
Investments	(174,309,362)	(98,990,540)		(273,299,902)
Futures contracts	—	136,128		136,128
Foreign currency forward contracts	3,246	87,952		91,198
Foreign currency transactions	(118,385)	(45,555)		(163,940)

Net Realized and Unrealized Gains/(Losses)	(135,634,878)	(82,111,002)		(217,745,880)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$(115,444,285)	$(70,044,551)	$(657,136)	$(186,145,972)

(1)	assumes an advisory fee of 90 bps on first $250 million in assets, 85 bps for the next $750 million, 80 bps for the next $500 million and 75 bps over $1,500 million
(2)	assumes sub-advisor fee schedule of the surviving portfolio
(3)	assumes fixed administrative fees of $80,000 and variable administrative fee of 2 bps
(4)	assumes $10,370 of audit fees of the target portfolio, an additional $443 of legal fees and audit and legal fees of surviving portfolio
(5)	assumes combined expense of existing portfolios adjusted for increase in account and transaction costs
(6)	assumes combined expense of existing portfolios and reduction of 1/2 of the target portfolio expenses
(7)	assumes expense of surviving portfolio and $37,304 from the target portfolio
(8)	assumes expense of surviving portfolio and $9,418 from the target portfolio
(9)	adjustment made to comply with the expense cap being removed effective 4/30/2012
(10)	Thrivent Worldwide Allocation Portfolio is the accounting survivor.

4

Pro Forma Combining Statements of Investments — December 31, 2011

Thrivent Partner International Stock Portfolio and Thrivent Partner Worldwide Allocation Portfolio (unaudited)

Common Stock (94.3%)	Thrivent Partner International Stock Portfolio Shares	Thrivent Partner Worldwide Allocation Portfolio Shares	Combined Pro Forma Shares	Thrivent Partner International Stock Portfolio Value	Thrivent Partner Worldwide Allocation Portfolio Value	Combined Pro Forma Value
Australia (4.3%)
Ansell, Ltd.	87,731	34,879	122,610	$1,302,613	$517,877	$1,820,490
Australia & New Zealand Banking Group, Ltd.	115,876	45,253	161,129	2,427,019	947,823	3,374,842
BHP Billiton, Ltd.	398,156	162,873	561,029	14,054,456	5,749,233	19,803,689
Boart Longyear Group	0	373,328	373,328	0	1,062,020	1,062,020
Bradken, Ltd.	0	114,815	114,815	0	838,700	838,700
Campbell Brothers, Ltd.	0	21,101	21,101	0	1,056,632	1,056,632
Challenger, Ltd.	536,253	210,531	746,784	2,262,059	888,076	3,150,135
Flight Centre, Ltd.(p)	48,277	19,194	67,471	795,427	316,247	1,111,674
Fortescue Metals Group, Ltd.	244,260	94,993	339,253	1,068,503	415,542	1,484,045
GrainCorp, Ltd.	252,924	100,553	353,477	2,024,090	804,702	2,828,792
Iluka Resources, Ltd.	192,491	74,453	266,944	3,048,887	1,179,269	4,228,156
Imdex, Ltd.	0	257,590	257,590	0	487,358	487,358
Mineral Resources, Ltd.	0	71,770	71,770	0	807,549	807,549
Mount Gibson Iron, Ltd.	652,358	254,650	907,008	745,504	291,010	1,036,514
NRW Holdings, Ltd.	536,410	213,449	749,859	1,416,326	563,587	1,979,913
Rio Tinto, Ltd.	73,792	28,788	102,580	4,549,254	1,774,771	6,324,025
SAI Global, Ltd.	0	186,823	186,823	0	860,452	860,452

Total Australia				33,694,138	18,560,848	52,254,986

Austria (0.1%)
Voestalpine AG	20,491	8,094	28,585	574,072	226,760	800,832

Total Austria				574,072	226,760	800,832

Belgium (0.8%)
Anheuser-Busch InBev NV	95,848	37,444	133,292	5,849,519	2,285,175	8,134,694
Bekaert SA(p)	8,496	3,402	11,898	271,291	108,632	379,923
Compagnie d’ Entreprises CFE	0	17,046	17,046	0	835,432	835,432

Total Belgium				6,120,810	3,229,239	9,350,049

Bermuda (0.1%)
Archer, Ltd.(a)	0	231,880	231,880	0	621,578	621,578

Total Bermuda				0	621,578	621,578

Brazil (1.9%)
Banco Bradesco SA ADR	0	148,320	148,320	0	2,473,978	2,473,978
Lojas Renner SA	0	37,849	37,849	0	982,292	982,292
Multiplan Empreendimentos Imobiliarios SA	0	47,168	47,168	0	967,737	967,737
Petroleo Brasileiro SA ADR	272,250	117,550	389,800	6,765,413	2,921,118	9,686,531
Petroleo Brasileiro SA PREF ADR	0	104,000	104,000	0	2,442,960	2,442,960
Souza Cruz SA	0	104,357	104,357	0	1,281,734	1,281,734
Ultrapar Participacoes SA ADR	0	126,000	126,000	0	2,167,200	2,167,200
Vale SA SP PREF ADR	0	145,000	145,000	0	2,987,000	2,987,000

Total Brazil				6,765,413	16,224,019	22,989,432

Canada (4.6%)
Agrium, Inc.(p)	44,201	17,153	61,354	2,966,691	1,151,278	4,117,969
Alimentation Couche-Tard, Inc.	74,945	29,972	104,917	2,331,917	932,580	3,264,497
Barrick Gold Corporation	104,640	41,757	146,397	4,740,023	1,891,525	6,631,548
Brookfield Asset Management, Inc.	120,743	47,473	168,216	3,323,159	1,306,579	4,629,738
Canadian National Railway Company(p)	21,600	8,400	30,000	1,699,294	660,836	2,360,130
Cenovus Energy, Inc.	85,700	33,900	119,600	2,845,732	1,125,674	3,971,406

5

Common Stock (94.3%)	Thrivent Partner International Stock Portfolio Shares	Thrivent Partner Worldwide Allocation Portfolio Shares	Combined Pro Forma Shares	Thrivent Partner International Stock Portfolio Value	Thrivent Partner Worldwide Allocation Portfolio Value	Combined Pro Forma Value
Finning International, Inc.	56,567	22,180	78,747	$1,233,169	$483,527	$1,716,696
Goldcorp, Inc.	71,850	28,470	100,320	3,188,397	1,263,377	4,451,774
Neo Material Technologies, Inc.(a)	113,915	45,229	159,144	819,589	325,411	1,145,000
Pacific Rubiales Energy Corporation	47,200	18,700	65,900	867,742	343,788	1,211,530
Potash Corporation of Saskatchewan, Inc.(p)	90,709	35,759	126,468	3,749,269	1,478,025	5,227,294
Shoppers Drug Mart Corporation (p)	52,233	20,571	72,804	2,109,212	830,674	2,939,886
SNC-Lavalin Group, Inc.	33,011	13,063	46,074	1,619,120	640,713	2,259,833
Suncor Energy, Inc.	54,169	21,477	75,646	1,562,117	619,350	2,181,467
Tim Hortons, Inc.	36,244	14,398	50,642	1,755,991	697,571	2,453,562
TMX Group, Inc.	25,619	10,125	35,744	1,048,347	414,322	1,462,669
Trican Well Service, Ltd.	75,693	29,917	105,610	1,303,899	515,355	1,819,254
Yamana Gold, Inc.(p)	163,629	64,582	228,211	2,412,355	952,122	3,364,477

Total Canada				39,576,023	15,632,707	55,208,730

Cayman Islands (<0.1%)
Comba Telecom Systems Holdings, Ltd.	0	125,749	125,749	0	100,941	100,941
Sa Sa International Holdings, Ltd.	0	561,050	561,050	0	309,233	309,233

Total Cayman Islands				0	410,174	410,174

Chile (0.1%)
Banco Santander Chile SA ADR	0	18,200	18,200	0	1,377,740	1,377,740

Total Chile				0	1,377,740	1,377,740

China (0.2%)
PetroChina Company, Ltd.	0	1,866,000	1,866,000	0	2,317,256	2,317,256

Total China				0	2,317,256	2,317,256

Denmark (1.0%)
Christian Hansen Holding AS	0	38,923	38,923	0	845,095	845,095
Coloplast AS	14,416	5,788	20,204	2,068,684	830,573	2,899,257
Novo Nordisk AS	45,254	17,260	62,514	5,198,924	1,982,885	7,181,809
Vestas Wind Systems(a)(p)	32,115	12,861	44,976	345,400	138,321	483,721

Total Denmark				7,613,008	3,796,874	11,409,882

Finland (0.6%)
Amer Sports Oyj	0	97,417	97,417	0	1,131,964	1,131,964
Cargotec Oyj	0	24,632	24,632	0	728,004	728,004
Neste Oil OYJ	309,400	133,600	443,000	3,111,498	1,343,555	4,455,053
Outotec Oyj	0	26,717	26,717	0	1,251,183	1,251,183

Total Finland				3,111,498	4,454,706	7,566,204

France (7.1%)
Alcatel-Lucent(a)(p)	307,636	123,203	430,839	478,036	191,445	669,481
Alten, Ltd.	0	33,559	33,559	0	787,370	787,370
AtoS	34,697	13,791	48,488	1,515,779	602,476	2,118,255
AXA SA	541,475	235,829	777,304	6,998,741	3,048,167	10,046,908
Beneteau SA	0	67,705	67,705	0	706,500	706,500
Bouygues SA	28,731	11,342	40,073	903,548	356,690	1,260,238
Cap Gemini SA	197,600	85,900	283,500	6,142,989	2,670,460	8,813,449
Christian Dior SA	18,805	7,315	26,120	2,219,550	863,388	3,082,938
Compagnie de Saint-Gobain	223,512	95,286	318,798	8,543,325	3,642,127	12,185,452
Compagnie Generale de Geophysique-Veritas(a)	34,504	13,819	48,323	800,853	320,745	1,121,598
Credit Agricole SA	103,413	41,415	144,828	579,351	232,019	811,370
Faurecia	69,121	27,169	96,290	1,302,645	512,023	1,814,668
Ingenico	0	22,198	22,198	0	799,619	799,619
Rallye SA	18,512	7,316	25,828	516,000	203,925	719,925

6

Common Stock (94.3%)	Thrivent Partner International Stock Portfolio Shares	Thrivent Partner Worldwide Allocation Portfolio Shares	Combined Pro Forma Shares	Thrivent Partner International Stock Portfolio Value	Thrivent Partner Worldwide Allocation Portfolio Value	Combined Pro Forma Value
Remy Cointreau SA	13,105	5,199	18,304	$1,050,958	$416,935	$1,467,893
Rubis	0	18,280	18,280	0	952,724	952,724
Safran SA	79,747	31,201	110,948	2,384,752	933,034	3,317,786
Total SA	191,328	82,902	274,230	9,762,408	4,230,030	13,992,438
Vallourec SA	8,507	3,407	11,914	549,488	220,067	769,555
Vinci SA	68,392	27,171	95,563	2,976,791	1,182,629	4,159,420
Virbac SA	0	5,729	5,729	0	887,370	887,370
Vivendi SA	397,504	172,463	569,967	8,676,720	3,764,524	12,441,244
Wendel SA	22,171	8,758	30,929	1,471,633	581,325	2,052,958

Total France				56,873,567	28,105,592	84,979,159

Germany (6.5%)
BASF SE	33,620	13,280	46,900	2,340,412	924,470	3,264,882
Bayerische Motoren Werke AG	47,438	18,639	66,077	3,170,924	1,245,897	4,416,821
Commerzbank AG(a)(p)	4,204,800	1,836,800	6,041,600	7,076,384	3,091,206	10,167,590
Daimler AG	205,984	88,510	294,494	9,023,229	3,877,224	12,900,453
Deutsche Boerse AG(a)	137,650	59,450	197,100	7,203,814	3,111,273	10,315,087
Deutz AG(a)	0	183,230	183,230	0	973,678	973,678
Gerresheimer AG	0	21,548	21,548	0	896,407	896,407
Gerry Weber International AG	0	29,123	29,123	0	886,399	886,399
Metro AG	82,750	36,200	118,950	3,017,114	1,319,873	4,336,987
Pfeiffer Vacuum Technology AG	0	9,520	9,520	0	831,490	831,490
Rheinmetall AG	0	20,509	20,509	0	908,182	908,182
RWE AG	38,271	15,125	53,396	1,343,348	530,902	1,874,250
SAP AG ADR	90,710	36,053	126,763	4,797,475	1,906,773	6,704,248
Siemens AG	65,584	25,616	91,200	6,274,379	2,450,665	8,725,044
Suedzucker AG	98,710	38,672	137,382	3,144,259	1,231,839	4,376,098
Symrise AG	0	34,909	34,909	0	929,618	929,618
TUI AG(a)(p)	88,332	35,375	123,707	547,882	219,415	767,297
Volkswagen AG	23,292	9,122	32,414	3,482,183	1,363,750	4,845,933
Wacker Chemie AG(p)	5,434	2,177	7,611	436,458	174,856	611,314

Total Germany				51,857,861	26,873,917	78,731,778

Hong Kong (3.3%)
AIA Group, Ltd.	0	414,800	414,800	0	1,291,239	1,291,239
Cathay Pacific Airways, Ltd.	527,000	208,000	735,000	901,062	355,638	1,256,700
China Mobile, Ltd.	0	340,000	340,000	0	3,303,296	3,303,296
CLP Holdings, Ltd.	174,092	66,188	240,280	1,479,062	562,324	2,041,386
Dah Chong Hong Holdings, Ltd.	0	629,747	629,747	0	738,910	738,910
Guangzhou Automobile Group Company, Ltd.	3,594,400	1,552,400	5,146,800	2,990,304	1,291,495	4,281,799
Hang Lung Group, Ltd.	0	336,000	336,000	0	1,838,820	1,838,820
Hutchison Whampoa, Ltd.	690,000	304,700	994,700	5,757,937	2,542,671	8,300,608
New World Development Company, Ltd.	8,554,025	3,688,942	12,242,967	6,868,244	2,961,946	9,830,190
SJM Holdings, Ltd.	808,000	312,000	1,120,000	1,311,177	506,296	1,817,473
Swire Pacific, Ltd., Class A	102,932	153,319	256,251	1,240,180	1,847,270	3,087,450
Swire Pacific, Ltd., Class B	0	340,000	340,000	0	797,756	797,756
Wharf Holdings, Ltd.	273,000	108,000	381,000	1,230,595	486,829	1,717,424

Total Hong Kong				21,778,561	18,524,490	40,303,051

Hungary (0.1%)
Richter Gedeon Nyrt	0	8,200	8,200	0	1,150,855	1,150,855

Total Hungary				0	1,150,855	1,150,855

India (0.7%)
Bharti Airtel, Ltd.	0	109,000	109,000	0	704,316	704,316
GlaxoSmithKline Pharmaceuticals, Ltd.	0	16,100	16,100	0	588,844	588,844
Grasim Industries, Ltd.	0	7,344	7,344	0	343,911	343,911

7

Common Stock (94.3%)	Thrivent Partner International Stock Portfolio Shares	Thrivent Partner Worldwide Allocation Portfolio Shares	Combined Pro Forma Shares	Thrivent Partner International Stock Portfolio Value	Thrivent Partner Worldwide Allocation Portfolio Value	Combined Pro Forma Value
Grasim Industries, Ltd. GDR	0	8,000	8,000	$0	$377,650	$377,650
Hero Motocorp, Ltd.	0	35,500	35,500	0	1,272,912	1,272,912
Hindustan Unilever, Ltd.	0	116,000	116,000	0	889,489	889,489
Housing Development Finance Corporation	0	140,200	140,200	0	1,719,416	1,719,416
ICICI Bank, Ltd.	0	25,000	25,000	0	325,050	325,050
ICICI Bank, Ltd. ADR	0	10,400	10,400	0	274,872	274,872
Infosys, Ltd.	0	14,500	14,500	0	754,695	754,695
Infosys, Ltd. ADR	0	16,504	16,504	0	847,975	847,975
Ultra Tech Cement, Ltd.	0	20,696	20,696	0	454,285	454,285
Ultra Tech Cement, Ltd. GDR	0	4,570	4,570	0	100,384	100,384

Total India				0	8,653,799	8,653,799

Indonesia (0.2%)
PT Astra International Tbk	0	327,000	327,000	0	2,664,754	2,664,754

Total Indonesia				0	2,664,754	2,664,754

Ireland (0.1%)
Paddy Power plc	0	11,100	11,100	0	638,935	638,935

Total Ireland				0	638,935	638,935

Israel (0.9%)
Mellanox Technologies, Ltd.(a)	0	26,845	26,845	0	872,194	872,194
Teva Pharmaceutical Industries, Ltd. ADR	176,150	76,350	252,500	7,109,414	3,081,486	10,190,900

Total Israel				7,109,414	3,953,680	11,063,094

Italy (2.0%)
Banca Generali SPA	0	99,607	99,607	0	925,918	925,918
Davide Campari—Milano SPA	181,923	72,327	254,250	1,209,092	480,698	1,689,790
Eni SPA	377,800	166,700	544,500	7,788,782	3,436,712	11,225,494
Sorin SPA(a)	0	420,984	420,984	0	644,688	644,688
Telecom Italia SPA	6,736,050	2,722,925	9,458,975	6,026,442	2,436,079	8,462,521
UniCredit SPA(p)	70,671	28,302	98,973	582,864	233,423	816,287
Yoox SPA(a)	0	70,753	70,753	0	760,675	760,675

Total Italy				15,607,180	8,918,193	24,525,373

Japan (18.5%)
Aisin Seiki Company, Ltd.	43,900	17,200	61,100	1,244,132	487,450	1,731,582
Asics Corporation	0	97,300	97,300	0	1,093,666	1,093,666
Bank of Yokohama, Ltd.	348,000	139,000	487,000	1,641,860	655,800	2,297,660
Bridgestone Corporation	387,550	168,700	556,250	8,777,303	3,820,748	12,598,051
Canon, Inc.	111,500	44,100	155,600	4,906,818	1,940,723	6,847,541
Capcom Company, Ltd.	31,800	12,400	44,200	751,974	293,223	1,045,197
Chiyoda Corporation	0	106,000	106,000	0	1,076,205	1,076,205
Daihatsu Motor Company, Ltd.	85,000	33,000	118,000	1,511,538	586,832	2,098,370
Daiichi Sankyo Company, Ltd.	407,700	177,800	585,500	8,074,553	3,521,353	11,595,906
Daito Trust Construction Company, Ltd.	51,250	21,100	72,350	4,388,365	1,806,722	6,195,087
Daiwa Securities Group, Inc.	1,931,550	851,456	2,783,006	6,005,868	2,647,476	8,653,344
Dena Company, Ltd.	16,300	6,200	22,500	488,290	185,730	674,020
East Japan Railway Company	90,900	39,650	130,550	5,793,816	2,527,225	8,321,041
Elpida Memory, Inc.(a)(p)	81,000	32,400	113,400	374,754	149,901	524,655
Exedy Corporation	0	30,436	30,436	0	873,830	873,830
Gree, Inc.	30,800	11,500	42,300	1,058,789	395,327	1,454,116
Hitachi, Ltd.	405,000	155,000	560,000	2,106,798	806,305	2,913,103
Idemitsu Kosan Company, Ltd.	29,000	11,400	40,400	2,988,655	1,174,851	4,163,506
IHI Corporation	928,000	364,000	1,292,000	2,249,904	882,505	3,132,409
ITOCHU Corporation	246,600	96,300	342,900	2,500,391	976,430	3,476,821
Kao Corporation	176,000	70,100	246,100	4,802,339	1,912,749	6,715,088
Kawasaki Heavy Industries, Ltd.	623,000	246,000	869,000	1,545,581	610,294	2,155,875

8

Common Stock (94.3%)	Thrivent Partner International Stock Portfolio Shares	Thrivent Partner Worldwide Allocation Portfolio Shares	Combined Pro Forma Shares	Thrivent Partner International Stock Portfolio Value	Thrivent Partner Worldwide Allocation Portfolio Value	Combined Pro Forma Value
Kawasaki Kisen Kaisha, Ltd.	318,000	126,000	444,000	$572,609	$226,883	$799,492
KDDI Corporation	263	101	364	1,689,066	648,653	2,337,719
Komatsu, Ltd.	80,900	32,400	113,300	1,886,419	755,500	2,641,919
Kureha Corporation	0	238,261	238,261	0	1,181,109	1,181,109
Lawson, Inc.	52,200	20,500	72,700	3,252,341	1,277,260	4,529,601
Marubeni Corporation	264,000	104,000	368,000	1,606,911	633,026	2,239,937
Maruwa Company, Ltd.	0	17,800	17,800	0	819,004	819,004
Mitsubishi Electric Corporation	318,000	125,000	443,000	3,047,660	1,197,980	4,245,640
Mitsui & Company, Ltd.	74,800	29,100	103,900	1,159,343	451,028	1,610,371
Mori Seiki Company, Ltd.	355,100	161,800	516,900	3,153,997	1,437,107	4,591,104
MS and AD Insurance Group Holdings, Inc.	349,295	156,950	506,245	6,447,496	2,897,077	9,344,573
Nabtesco Corporation	0	49,300	49,300	0	896,787	896,787
Namco Bandai Holdings, Inc.	189,100	74,400	263,500	2,683,810	1,055,925	3,739,735
Nikon Corporation	328,050	146,450	474,500	7,269,766	3,245,412	10,515,178
Nippon Shokubai Company, Ltd.	0	86,000	86,000	0	921,377	921,377
Nippon Telegraph & Telephone Corporation	31,400	12,500	43,900	1,598,572	636,374	2,234,946
Nippon Yusen Kabushiki Kaisha	327,000	127,000	454,000	833,483	323,707	1,157,190
Nissan Motor Company, Ltd.	873,850	381,700	1,255,550	7,825,408	3,418,159	11,243,567
Pigeon Corporation	0	31,203	31,203	0	1,271,781	1,271,781
Ryohin Keikaku Company, Ltd.	0	23,900	23,900	0	1,167,023	1,167,023
Sanrio Company, Ltd.	0	21,400	21,400	0	1,097,628	1,097,628
Ship Healthcare Holdings, Inc.	46,200	18,300	64,500	1,008,167	399,339	1,407,506
So-net M3, Inc.	0	212	212	0	954,539	954,539
Sony Corporation	82,400	33,000	115,400	1,485,754	595,023	2,080,777
Start Today Company, Ltd.	43,500	17,300	60,800	1,020,512	405,859	1,426,371
Sumitomo Bakelite Company, Ltd	0	189,000	189,000	0	1,054,352	1,054,352
Sumitomo Corporation	664,900	289,650	954,550	8,987,544	3,915,238	12,902,782
Sumitomo Electric Industries, Ltd.	236,800	93,800	330,600	2,563,760	1,015,544	3,579,304
Sumitomo Mitsui Trust Holdings, Inc.	2,723,550	1,186,000	3,909,550	7,986,913	3,477,990	11,464,903
Sumitomo Osaka Cement Company, Ltd.	0	373,000	373,000	0	1,016,003	1,016,003
Sumitomo Rubber Industries, Ltd.	112,900	44,500	157,400	1,355,738	534,370	1,890,108
Sysmex Corporation	0	30,000	30,000	0	975,358	975,358
Tadano, Ltd.	0	157,339	157,339	0	994,861	994,861
TDK Corporation	15,000	6,000	21,000	661,550	264,620	926,170
Tokyu Corporation	334,000	129,000	463,000	1,644,810	635,271	2,280,081
Toyo Suisan Kaisha, Ltd.	46,000	18,000	64,000	1,113,186	435,595	1,548,781
Toyo Tanso Company, Ltd.	0	7,558	7,558	0	310,257	310,257
Toyota Motor Corporation	86,400	34,200	120,600	2,856,999	1,130,895	3,987,894
Trend Micro, Inc.	52,400	20,900	73,300	1,562,544	623,228	2,185,772
Unipres Corporation	0	39,600	39,600	0	1,131,951	1,131,951
UNY Company, Ltd.	379,800	149,400	529,200	3,416,581	1,343,963	4,760,544
Ushio, Inc.	0	52,200	52,200	0	750,256	750,256
West Japan Railway Company	49,900	19,600	69,500	2,168,223	851,647	3,019,870
Xebio Company, Ltd.	48,400	19,100	67,500	1,147,520	452,844	1,600,364
Yamada Denki Company, Ltd.	22,080	8,720	30,800	1,504,072	594,000	2,098,072

Total Japan				144,722,482	77,847,148	222,569,630

Luxembourg (0.1%)
Tenaris SA ADR	0	47,000	47,000	0	1,747,460	1,747,460

Total Luxembourg				0	1,747,460	1,747,460

Malaysia (0.2%)
CIMB Group Holdings Berhad	0	640,000	640,000	0	1,500,709	1,500,709
Public Bank Berhad	0	199,400	199,400	0	830,064	830,064

Total Malaysia				0	2,330,773	2,330,773

9

Common Stock (94.3%)	Thrivent Partner International Stock Portfolio Shares	Thrivent Partner Worldwide Allocation Portfolio Shares	Combined Pro Forma Shares	Thrivent Partner International Stock Portfolio Value	Thrivent Partner Worldwide Allocation Portfolio Value	Combined Pro Forma Value
Mexico (0.5%)
Consorcio ARA SAB de CV	0	172,000	172,000	$0	$47,454	$47,454
Fomento Economico Mexicano SAB de CV ADR	0	36,500	36,500	0	2,544,415	2,544,415
Grupo Aeroportuario del Sureste SAB de CV ADR	0	13,500	13,500	0	755,190	755,190
Grupo Financiero Banorte SAB de CV ADR	0	483,500	483,500	0	1,463,871	1,463,871
Organizacion Soriana SAB de CV(a)	0	259,000	259,000	0	626,401	626,401

Total Mexico				0	5,437,331	5,437,331

Netherlands (2.6%)
Aegon NV(a)	1,830,950	797,500	2,628,450	7,317,165	3,187,110	10,504,275
Imtech NV	0	34,935	34,935	0	900,922	900,922
Koninklijke DSM NV	177,116	77,839	254,955	8,186,005	3,597,589	11,783,594
TKH Group NV	0	41,135	41,135	0	898,773	898,773
Unilever NV	152,466	60,301	212,767	5,241,954	2,073,217	7,315,171

Total Netherlands				20,745,124	10,657,611	31,402,735

Norway (2.2%)
DnB NOR ASA	71,249	27,903	99,152	694,441	271,962	966,403
Renewable Energy Corporation ASA(a)(p)	416,123	166,649	582,772	229,452	91,891	321,343
Schibsted ASA	0	41,300	41,300	0	1,025,727	1,025,727
Seadrill, Ltd.	67,574	26,174	93,748	2,253,511	872,871	3,126,382
Statoil ASA	387,505	163,862	551,367	9,924,032	4,196,518	14,120,550
Storebrand ASA	0	207,000	207,000	0	1,070,866	1,070,866
STX OSV Holdings, Ltd.	0	1,036,000	1,036,000	0	925,140	925,140
Tomra Systems ASA	0	153,958	153,958	0	1,029,268	1,029,268
Yara International ASA	61,063	24,277	85,340	2,437,593	969,121	3,406,714

Total Norway				15,539,029	10,453,364	25,992,393

Philippines (0.1%)
Ayala Land, Inc.	0	2,576,000	2,576,000	0	891,823	891,823
Bank of the Philippine Islands	0	658,242	658,242	0	828,571	828,571

Total Philippines				0	1,720,394	1,720,394

Poland (0.1%)
Bank Pekao SA	0	31,000	31,000	0	1,264,115	1,264,115

Total Poland				0	1,264,115	1,264,115

Portugal (0.5%)
Banco Espirito Santo SA(p)	1,115,950	469,700	1,585,650	1,943,200	817,887	2,761,087
Jeronimo Martins SGPS SA(a)	139,618	54,643	194,261	2,305,965	902,497	3,208,462

Total Portugal				4,249,165	1,720,384	5,969,549

Russia (0.2%)
LUKOIL ADR	0	36,500	36,500	0	1,931,912	1,931,912

Total Russia				0	1,931,912	1,931,912

Singapore (1.5%)
Biosenors International Group, Ltd.(a)	0	966,000	966,000		1,063,263	1,063,263
Keppel Corporation, Ltd.	1,058,115	457,175	1,515,290	7,573,463	3,272,233	10,845,696
Oversea-Chinese Banking Corporation, Ltd.	263,000	102,000	365,000	1,586,050	615,122	2,201,172
Raffles Medical Group, Ltd.	0	511,000	511,000	0	835,383	835,383
SembCorp Industries, Ltd.	487,000	192,000	679,000	1,518,895	598,825	2,117,720
Super Group, Ltd.	0	570,895	570,895	0	578,201	578,201

Total Singapore				10,678,408	6,963,027	17,641,435

10

Common Stock (94.3%)	Thrivent Partner International Stock Portfolio Shares	Thrivent Partner Worldwide Allocation Portfolio Shares	Combined Pro Forma Shares	Thrivent Partner International Stock Portfolio Value	Thrivent Partner Worldwide Allocation Portfolio Value	Combined Pro Forma Value
South Africa (0.2%)
Massmart Holdings, Ltd.	0	59,584	59,584	$0	$1,245,046	$1,245,046
Truworths International, Ltd.	0	181,000	181,000	0	1,653,792	1,653,792

Total South Africa				0	2,898,838	2,898,838

South Korea (2.2%)
BS Financial Group, Inc.(a)	0	12,181	12,181	0	116,936	116,936
E-Mart Company, Ltd.(a)	0	4,101	4,101	0	991,665	991,665
Fila Korea, Ltd.(a)	0	12,062	12,062	0	815,070	815,070
Halla Climate Control Corporation(a)	0	44,140	44,140	0	836,852	836,852
POSCO	21,850	9,400	31,250	7,207,465	3,100,694	10,308,159
Samsung Electronics Company, Ltd.	0	6,250	6,250	0	3,622,275	3,622,275
Shinsegae Company, Ltd.(a)	0	1,448	1,448	0	308,285	308,285
SK Telecom Company, Ltd.	25,110	3,521	28,631	3,087,126	432,886	3,520,012
SK Telecom Company, Ltd. ADR	284,190	174,207	458,397	3,867,826	2,370,957	6,238,783
Youngone Corporation(a)	0	4,374	4,374	0	105,589	105,589

Total South Korea				14,162,417	12,701,209	26,863,626

Spain (2.7%)
Abertis Infraestructuras SA	58,494	23,091	81,585	929,507	366,931	1,296,438
Banco Bilbao Vizcaya Argentaria SA	916,346	399,125	1,315,471	7,893,004	3,437,888	11,330,892
Banco Popular Espanol SA(p)	754,825	316,028	1,070,853	3,428,119	1,435,275	4,863,394
Indra Sistemas SA(p)	276,050	112,900	388,950	3,499,515	1,431,245	4,930,760
Industria de Diseno Textil SA (Inditex)	41,897	16,657	58,554	3,420,025	1,359,700	4,779,725
Repsol YPF SA	117,418	46,058	163,476	3,592,182	1,409,058	5,001,240

Total Spain				22,762,352	9,440,097	32,202,449

Sweden (2.5%)
Atlas Copco AB	137,322	54,631	191,953	2,942,310	1,170,543	4,112,853
Electrolux AB	46,570	18,650	65,220	739,949	296,329	1,036,278
Elekta AB	60,167	23,642	83,809	2,601,557	1,022,255	3,623,812
Hexpol AB	0	45,109	45,109	0	1,315,845	1,315,845
Hoganas AB	0	31,277	31,277	0	961,502	961,502
Husqvarna AB	125,996	50,331	176,327	578,484	231,084	809,568
JM AB	0	62,173	62,173	0	1,008,564	1,008,564
Kinnevik Investment AB	54,720	21,746	76,466	1,063,556	422,663	1,486,219
Modern Times Group AB	11,994	4,803	16,797	571,280	228,769	800,049
Nordea Bank AB	151,883	58,177	210,060	1,170,650	448,404	1,619,054
Skanska AB	60,995	24,078	85,073	1,006,702	397,399	1,404,101
Swedbank AB	225,161	89,015	314,176	2,905,591	1,148,694	4,054,285
Telefonaktiebolaget LM Ericsson	228,967	91,031	319,998	2,321,849	923,103	3,244,952
Volvo AB	313,738	122,932	436,670	3,417,835	1,339,211	4,757,046

Total Sweden				19,319,763	10,914,365	30,234,128

Switzerland (8.4%)
ABB, Ltd.(a)	108,053	42,088	150,141	2,029,908	790,675	2,820,583
Adecco SA(a)	146,850	64,150	211,000	6,120,157	2,673,531	8,793,688
Aryzta AG	46,749	18,376	65,125	2,255,324	886,518	3,141,842
Bucher Industries AG	0	4,793	4,793	0	835,132	835,132
Burckhardt Compression Holding AG	0	3,578	3,578	0	890,767	890,767
Credit Suisse Group(a)	317,500	138,300	455,800	7,441,594	3,241,489	10,683,083
Dufry AG(a)	8,607	3,398	12,005	789,973	311,877	1,101,850
Galenica AG(p)	4,721	1,866	6,587	2,757,466	1,089,903	3,847,369
Givaudan SA(a)	6,527	2,772	9,299	6,202,140	2,634,033	8,836,173
Holcim, Ltd.(a)	122,136	52,782	174,918	6,510,461	2,813,545	9,324,006
Kaba Holding AG	0	2,354	2,354	0	821,473	821,473
Nestle SA	142,859	58,557	201,416	8,203,465	3,362,548	11,566,013
Novartis AG	134,350	59,950	194,300	7,670,451	3,422,728	11,093,179

11

Common Stock (94.3%)	Thrivent Partner International Stock Portfolio Shares	Thrivent Partner Worldwide Allocation Portfolio Shares	Combined Pro Forma Shares	Thrivent Partner International Stock Portfolio Value	Thrivent Partner Worldwide Allocation Portfolio Value	Combined Pro Forma Value
Roche Holding AG	103,357	43,024	146,381	$17,479,558	$7,276,145	$24,755,703
UBS AG(a)	153,047	61,292	214,339	1,815,545	727,086	2,542,631
Zehnder Group AG	0	12,720	12,720	0	694,440	694,440

Total Switzerland				69,276,042	32,471,890	101,747,932

Taiwan (0.3%)
Taiwan Mobile Company, Ltd.	0	337,300	337,300	0	1,050,878	1,050,878
Taiwan Semiconductor Manufacturing Company, Ltd.	0	1,250,951	1,250,951	0	3,125,626	3,125,626

Total Taiwan				0	4,176,504	4,176,504

Thailand (1.8%)
Bangkok Bank pcl	729,325	317,100	1,046,425	3,785,539	1,645,898	5,431,437
PTT Exploration & Production pcl	0	280,100	280,100	0	1,493,806	1,493,806
PTT pcl	820,550	356,000	1,176,550	8,255,485	3,581,686	11,837,171
Siam Cement pcl	0	150,900	150,900	0	1,747,932	1,747,932
Siam Commercial Bank pcl	0	269,200	269,200	0	992,165	992,165

Total Thailand				12,041,024	9,461,487	21,502,511

Turkey (0.2%)
Akbank TAS	0	473,982	473,982	0	1,502,011	1,502,011
BIM Birlesik Magazalar AS	0	37,000	37,000	0	1,024,580	1,024,580
Turkiye Garanti Bankasi AS	0	151,000	151,000	0	469,425	469,425

Total Turkey				0	2,996,016	2,996,016

United Kingdom (14.4%)
Anglo American plc	29,201	11,192	40,393	1,078,714	413,443	1,492,157
Aveva Group plc	0	39,058	39,058	0	868,290	868,290
Babcock International Group plc	0	95,351	95,351	0	1,087,837	1,087,837
BAE Systems plc	2,395,305	1,024,512	3,419,817	10,584,502	4,527,169	15,111,671
BG Group plc	342,072	132,883	474,955	7,308,037	2,838,917	10,146,954
BHP Billiton plc	140,130	54,326	194,456	4,096,871	1,588,287	5,685,158
British American Tobacco plc	170,516	66,467	236,983	8,089,513	3,153,285	11,242,798
BT Group plc	1,115,030	432,226	1,547,256	3,305,088	1,281,172	4,586,260
Burberry Group plc	132,460	51,884	184,344	2,435,668	954,040	3,389,708
Carillion plc	0	193,281	193,281	0	901,928	901,928
Croda International plc	102,614	39,955	142,569	2,872,682	1,118,541	3,991,223
GlaxoSmithKline plc	95,562	37,793	133,355	2,177,519	861,169	3,038,688
Halma plc	0	179,512	179,512	0	920,811	920,811
HSBC Holdings plc ADR	169,350	73,350	242,700	6,452,236	2,794,636	9,246,872
IMI plc	93,148	36,030	129,178	1,099,520	425,298	1,524,818
Imperial Tobacco Group plc	147,360	56,564	203,924	5,576,291	2,140,454	7,716,745
Inchcape plc	267,507	106,116	373,623	1,217,097	482,804	1,699,901
Intermediate Capital Group plc	449,248	178,210	627,458	1,595,008	632,716	2,227,724
Kingfisher plc	487,635	191,520	679,155	1,894,953	744,248	2,639,201
Legal & General Group plc	783,950	307,029	1,090,979	1,252,810	490,655	1,743,465
Lloyds TSB Group plc(a)	3,699,196	1,481,439	5,180,635	1,485,653	594,968	2,080,621
Mondi plc	152,239	60,167	212,406	1,075,367	425,000	1,500,367
Morgan Crucible Company plc	0	230,261	230,261	0	939,425	939,425
Pearson plc	239,200	103,700	342,900	4,489,560	1,946,352	6,435,912
Prudential plc	231,721	91,335	323,056	2,292,739	903,704	3,196,443
Rio Tinto plc	102,378	38,854	141,232	5,000,924	1,897,927	6,898,851
Royal Dutch Shell plc	39,559	15,728	55,287	1,504,772	598,272	2,103,044
SABMiller plc	0	28,219	28,219	0	987,582	987,582
Shire plc	88,341	33,739	122,080	3,070,272	1,172,591	4,242,863
Spirax-Sarco Engineering plc	0	33,469	33,469	0	973,382	973,382
Spirent plc	0	447,872	447,872	0	817,493	817,493

12

Common Stock (94.3%)	Thrivent Partner International Stock Portfolio Shares	Thrivent Partner Worldwide Allocation Portfolio Shares	Combined Pro Forma Shares	Thrivent Partner International Stock Portfolio Value	Thrivent Partner Worldwide Allocation Portfolio Value	Combined Pro Forma Value
SSE plc	148,017	58,717	206,734	$2,962,961	$1,175,380	$4,138,341
Standard Chartered plc	0	79,653	79,653	0	1,742,247	1,742,247
Tate & Lyle plc	141,194	55,860	197,054	1,543,639	610,704	2,154,343
Tesco plc	1,440,750	625,650	2,066,400	9,014,588	3,914,611	12,929,199
Ultra Electronics Holdings plc	0	41,201	41,201	0	945,204	945,204
Unilever plc	86,213	33,382	119,595	2,891,141	1,119,461	4,010,602
Vodafone Group plc	2,636,937	1,148,550	3,785,487	7,352,218	3,202,348	10,554,566
William Morrison Supermarkets plc	791,548	310,270	1,101,818	4,003,716	1,569,372	5,573,088
WPP plc	771,000	335,550	1,106,550	8,085,860	3,519,080	11,604,940

Total United Kingdom				115,809,919	57,280,803	173,090,722

United States (0.5%)
iShares MSCI EAFE Growth Index Fund	73,601	40,383	113,984	3,645,458	2,000,170	5,645,628

Total United States				3,645,458	2,000,170	5,645,628

Total Common Stock (Cost $787,648,838, Cost $458,895,533, Combined $1,246,544,371)				703,632,728	432,751,014	1,136,383,742

Long-Term Fixed Income (4.0%)	Principal Amount	Principal Amount	Principal Amount	Value	Value	Value
Argentina (0.1%)
Arcos Dorados SA
7.500%, 10/1/2019	0	73,000	73,000	0	80,665	80,665
Argentina Government International Bond
7.000%, 10/3/2015	0	280,000	280,000	0	261,100	261,100
7.820%, 12/31/2033(b)	0	347,882	347,882	0	274,632	274,632
7.820%, 12/31/2033(b)	0	498,850	498,850	0	393,811	393,811
8.280%, 12/31/2033	0	133,381	133,381	0	95,034	95,034
0.000%, 12/15/2035(b)(c)	0	2,090,001	2,090,001	0	265,071	265,071
0.000%, 12/15/2035(c)	0	290,000	290,000	0	33,713	33,713
2.260%, 12/31/2038(b)(d)	0	100,000	100,000	0	35,913	35,913

Total Argentina				0	1,439,939	1,439,939

Belarus (<0.1%)
Belarus Government International Bond
8.750%, 8/3/2015	0	439,000	439,000	0	384,125	384,125
8.950%, 1/26/2018	0	100,000	100,000	0	86,000	86,000

Total Belarus				0	470,125	470,125

Belize <(0.1%)
Belize Government International Bond
6.000%, 2/20/2029(d)	0	120,000	120,000	0	72,000	72,000

Total Belize				0	72,000	72,000

Bermuda (<0.1%)
Noble Group, Ltd.
6.750%, 1/29/2020	0	160,000	160,000	0	137,600	137,600

Total Bermuda				0	137,600	137,600

Brazil (0.1%)
Brazil Government International Bond
5.875%, 1/15/2019	0	100,000	100,000	0	118,250	118,250
4.875%, 1/22/2021	0	570,000	570,000	0	636,975	636,975
7.125%, 1/20/2037	0	140,000	140,000	0	193,200	193,200

13

Long-Term Fixed Income (4.0%)	Principal Amount	Principal Amount	Principal Amount	Value	Value	Value
5.625%, 1/7/2041	0	340,000	340,000	$0	$394,400	$394,400
Independencia International, Ltd.						0
12.000%, 12/30/2016(e)(f)(g)	0	95,246	95,246	0	10	10

Total Brazil				0	1,342,835	1,342,835

Canada (<0.1%)
PTTEP Canada International Finance, Ltd.
5.692%, 4/5/2021(e)	0	270,000	270,000	0	282,393	282,393

Total Canada				0	282,393	282,393

Cayman Islands (0.1%)
CCL Finance, Ltd.
9.500%, 8/15/2014	0	110,000	110,000	0	122,513	122,513
Country Garden Holdings Company
2.500%, 2/22/2013(h)	0	600,000	600,000	0	102,479	102,479
ENN Energy Holdings, Ltd.
6.000%, 5/13/2021	0	200,000	200,000	0	180,602	180,602
Evergrande Real Estate Group, Ltd.
7.500%, 1/19/2014(h)	0	1,440,000	1,440,000	0	178,375	178,375
TGI International, Ltd.
9.500%, 10/3/2017	0	180,000	180,000	0	193,049	193,049
Vale Overseas, Ltd.
5.625%, 9/15/2019	0	110,000	110,000	0	121,176	121,176
4.625%, 9/15/2020	0	310,000	310,000	0	320,572	320,572

Total Cayman Islands				0	1,218,766	1,218,766

Chile (0.2%)
AES Gener SA
5.250%, 8/15/2021	0	30,000	30,000	0	30,150	30,150
5.250%, 8/15/2021(e)	0	120,000	120,000	0	120,600	120,600
Banco del Estado de Chile
4.125%, 10/7/2020	0	200,000	200,000	0	204,500	204,500
4.125%, 10/7/2020(e)	0	260,000	260,000	0	265,850	265,850
Chile Government International Bond
3.875%, 8/5/2020	0	130,000	130,000	0	140,725	140,725
3.250%, 9/14/2021	0	350,000	350,000	0	359,625	359,625
Corporacion Nacional del Cobre de Chile—Codelco
3.750%, 11/4/2020(e)	0	120,000	120,000	0	121,866	121,866
6.150%, 10/24/2036	0	300,000	300,000	0	370,191	370,191
E-CL SA
5.625%, 1/15/2021(e)	0	140,000	140,000	0	147,929	147,929
Empresa Nacional del Petroleo
4.750%, 12/6/2021(e)	0	100,000	100,000	0	99,582	99,582

Total Chile				0	1,861,018	1,861,018

China (<0.1%)
Sinochem Overseas Capital Company, Ltd.
6.300%, 11/12/2040(e)	0	130,000	130,000	0	123,162	123,162

Total China				0	123,162	123,162

Colombia (0.3%)
Colombia Government International Bond
8.250%, 12/22/2014	0	30,000	30,000	0	35,475	35,475
7.375%, 1/27/2017	0	400,000	400,000	0	486,000	486,000
7.375%, 3/18/2019	0	580,000	580,000	0	730,800	730,800
8.125%, 5/21/2024	0	40,000	40,000	0	55,600	55,600
7.375%, 9/18/2037	0	860,000	860,000	0	1,208,299	1,208,299
6.125%, 1/18/2041	0	670,000	670,000	0	827,450	827,450
Empresa de Energia de Bogota SA
6.125%, 11/10/2021(e)	0	420,000	420,000	0	422,100	422,100

Total Colombia				0	3,765,724	3,765,724

14

Long-Term Fixed Income (4.0%)	Principal Amount	Principal Amount	Principal Amount	Value	Value	Value
Costa Rica (<0.1%)
Costa Rica Government International Bond
9.995%, 8/1/2020	0	27,000	27,000	$0	$36,788	$36,788

Total Costa Rica				0	36,788	36,788

Croatia(<0.1%)
Croatia Government International Bond
6.375%, 3/24/2021(e)	0	390,000	390,000	0	355,875	355,875

Total Croatia				0	355,875	355,875

Dominican Republic (0.1%)
Dominican Republic Government International Bond
9.040%, 1/23/2018	0	163,947	163,947	0	178,702	178,702
7.500%, 5/6/2021(e)	0	100,000	100,000	0	98,000	98,000
7.500%, 5/6/2021	0	521,000	521,000	0	510,580	510,580
8.625%, 4/20/2027	0	100,000	100,000	0	102,000	102,000

Total Dominican Republic				0	889,282	889,282

El Salvador (<0.1%)
El Salvador Government International Bond
8.250%, 4/10/2032	0	30,000	30,000	0	32,550	32,550
7.650%, 6/15/2035	0	285,000	285,000	0	290,700	290,700

Total El Salvador				0	323,250	323,250

Gabon (<0.1%)
Gabon Government International Bond
8.200%, 12/12/2017	0	250,000	250,000	0	285,000	285,000

Total Gabon				0	285,000	285,000

Hong Kong (<0.1%)
Zijin International Finance Company, Ltd.
4.250%, 6/30/2016	0	120,000	120,000	0	118,249	118,249

Total Hong Kong				0	118,249	118,249

Hungary (0.1%)
Hungary Government International Bond
3.500%, 7/18/2016(b)	0	140,000	140,000	0	146,341	146,341
4.375%, 7/4/2017(b)	0	450,000	450,000	0	466,948	466,948
5.750%, 6/11/2018(b)	0	53,000	53,000	0	57,472	57,472
6.000%, 1/11/2019(b)	0	40,000	40,000	0	43,774	43,774
3.875%, 2/24/2020(b)	0	21,000	21,000	0	19,308	19,308
7.625%, 3/29/2041	0	506,000	506,000	0	445,280	445,280

Total Hungary				0	1,179,123	1,179,123

Iceland (<0.1%)
Iceland Government International Bond
4.875%, 6/16/2016(e)	0	500,000	500,000	0	488,690	488,690

Total Iceland				0	488,690	488,690

Indonesia (0.4%)
Indonesia Government International Bond
6.875%, 1/17/2018	0	49,000	49,000	0	57,698	57,698
11.625%, 3/4/2019	0	1,680,000	1,680,000	0	2,482,199	2,482,199
4.875%, 5/5/2021(e)	0	590,000	590,000	0	631,300	631,300
8.500%, 10/12/2035	0	855,000	855,000	0	1,231,200	1,231,200
7.750%, 1/17/2038	0	160,000	160,000	0	216,000	216,000
Perusahaan Penerbit SBSN
4.000%, 11/21/2018(e)	0	200,000	200,000	0	203,000	203,000

Total Indonesia				0	4,821,397	4,821,397

15

Long-Term Fixed Income (4.0%)	Principal Amount	Principal Amount	Principal Amount	Value	Value	Value
Iraq (<0.1%)
Iraq Government International Bond
5.800%, 1/15/2028	0	500,000	500,000	$0	$410,000	$410,000

Total Iraq				0	410,000	410,000

Ireland (<0.1%)
MTS International Funding, Ltd.
8.625%, 6/22/2020	0	100,000	100,000	0	107,375	107,375

Total Ireland				0	107,375	107,375

Ivory Coast (0.1%)
Ivory Coast Government International Bond
2.500%, 12/31/2032(f)	0	1,192,000	1,192,000	0	596,000	596,000

Total Ivory Coast				0	596,000	596,000

Kazakhstan (0.1%)
BTA Bank JSC
10.750%, 7/1/2018(d)	0	206,000	206,000	0	33,990	33,990
Kazatomprom Natsionalnaya Atomnaya Kompaniya AO
6.250%, 5/20/2015	0	110,000	110,000	0	114,125	114,125
KazMunayGas National Company
11.750%, 1/23/2015	0	450,000	450,000	0	528,750	528,750
6.375%, 4/9/2021(e)	0	270,000	270,000	0	274,050	274,050

Total Kazakhstan				0	950,915	950,915

Luxembourg (0.1%)
Alrosa Finance SA
7.750%, 11/3/2020(e)	0	200,000	200,000	0	199,000	199,000
Gaz Capital SA
5.999%, 1/23/2021(e)	0	200,000	200,000	0	199,000	199,000
Gazprom Via Gaz Capital SA
9.250%, 4/23/2019	0	430,000	430,000	0	511,227	511,227
Gazprom Via Gazprom International, Ltd.
7.201%, 2/1/2020	0	80,436	80,436	0	84,961	84,961
TNK-BP Finance SA
7.875%, 3/13/2018	0	290,000	290,000	0	309,938	309,938
7.250%, 2/2/2020	0	130,000	130,000	0	133,900	133,900
Vimpel Communications OJSC Via UBS Luxembourg SA
8.250%, 5/23/2016	0	100,000	100,000	0	99,500	99,500

Total Luxembourg				0	1,537,526	1,537,526

Mexico (0.3%)
Mexican Bonos
10.000%, 11/20/2036(i)	0	3,363,900	3,363,900	0	298,564	298,564
Mexico Government International Bond
7.500%, 1/14/2012	0	60,000	60,000	0	60,144	60,144
5.875%, 1/15/2014	0	30,000	30,000	0	32,400	32,400
6.625%, 3/3/2015	0	20,000	20,000	0	22,750	22,750
5.625%, 1/15/2017	0	100,000	100,000	0	115,000	115,000
5.950%, 3/19/2019	0	286,000	286,000	0	339,911	339,911
8.300%, 8/15/2031	0	90,000	90,000	0	134,550	134,550
6.750%, 9/27/2034	0	230,000	230,000	0	299,575	299,575
6.050%, 1/11/2040	0	370,000	370,000	0	452,325	452,325
5.750%, 10/12/2110	0	180,000	180,000	0	191,700	191,700
Pemex Project Funding Master Trust
6.625%, 6/15/2035	0	590,000	590,000	0	668,913	668,913
Petroleos Mexicanos
8.000%, 5/3/2019	0	45,000	45,000	0	56,138	56,138
5.500%, 1/21/2021	0	310,000	310,000	0	336,350	336,350

Total Mexico				0	3,008,320	3,008,320

16

Long-Term Fixed Income (4.0%)	Principal Amount	Principal Amount	Principal Amount	Value	Value	Value
Namibia (<0.1%)
Namibia Government International Bond
5.500%, 11/3/2021(e)	0	210,000	210,000	$0	$214,200	$214,200

Total Namibia				0	214,200	214,200

Netherlands (<0.1%)
Myriad International Holding BV
6.375%, 7/28/2017	0	140,000	140,000	0	149,100	149,100
VimpelCom Holdings BV
7.504%, 3/1/2022(e)	0	230,000	230,000	0	193,200	193,200

Total Netherlands				0	342,300	342,300

Nigeria (<0.1%)
Central Bank of Nigeria
6.750%, 1/28/2021(e)	0	200,000	200,000	0	208,000	208,000
Nigeria Government International Bond
6.750%, 1/28/2021	0	200,000	200,000	0	208,000	208,000

Total Nigeria				0	416,000	416,000

Pakistan (<0.1%)
Pakistan Government International Bond
6.875%, 6/1/2017	0	200,000	200,000	0	144,000	144,000
7.875%, 3/31/2036	0	100,000	100,000	0	63,000	63,000

Total Pakistan				0	207,000	207,000

Panama (0.1%)
Panama Government International Bond
8.875%, 9/30/2027	0	286,000	286,000	0	429,000	429,000
9.375%, 4/1/2029	0	260,000	260,000	0	413,400	413,400

Total Panama				0	842,400	842,400

Peru (0.1%)
Corporacion Lindley SA
6.750%, 11/23/2021(e)	0	70,000	70,000	0	71,400	71,400
Peru Government International Bond
7.125%, 3/30/2019	0	30,000	30,000	0	37,725	37,725
7.350%, 7/21/2025	0	530,000	530,000	0	702,250	702,250
8.750%, 11/21/2033	0	124,000	124,000	0	189,100	189,100

Total Peru				0	1,000,475	1,000,475

Philippines (0.2%)
Energy Development Corporation
6.500%, 1/20/2021	0	240,000	240,000	0	247,058	247,058
Philippines Government International Bond
7.500%, 9/25/2024	0	100,000	100,000	0	127,000	127,000
9.500%, 10/21/2024	0	70,000	70,000	0	100,800	100,800
5.500%, 3/30/2026	0	200,000	200,000	0	224,000	224,000
9.500%, 2/2/2030	0	547,000	547,000	0	840,329	840,329
7.750%, 1/14/2031	0	100,000	100,000	0	134,000	134,000
6.375%, 10/23/2034	0	761,000	761,000	0	908,443	908,443

Total Philippines				0	2,581,630	2,581,630

Poland (0.1%)
Poland Government International Bond
5.000%, 3/23/2022	0	730,000	730,000	0	733,650	733,650

Total Poland				0	733,650	733,650

Qatar (0.1%)
Qatar Government International Bond
4.500%, 1/20/2022(e)	0	200,000	200,000	0	206,000	206,000
5.750%, 1/20/2042(e)	0	200,000	200,000	0	215,500	215,500

17

Long-Term Fixed Income (4.0%)	Principal Amount	Principal Amount	Principal Amount	Value	Value	Value
Ras Laffan Liquefied Natural Gas Company, Ltd. II
5.298%, 9/30/2020	0	220,300	220,300	$0	$236,272	$236,272

Total Qatar				0	657,772	657,772

Russia (0.2%)
Russia Government International Bond
3.625%, 4/29/2015	0	200,000	200,000	0	201,000	201,000
7.500%, 3/31/2030	0	2,137,600	2,137,600	0	2,482,287	2,482,287

Total Russia				0	2,683,287	2,683,287

Serbia (<0.1%)
Serbia Government International Bond
6.750%, 11/1/2024	0	208,000	208,000	0	196,560	196,560

Total Serbia				0	196,560	196,560

South Africa (0.2%)
Peermont Global Proprietary, Ltd.
7.750%, 4/30/2014(b)	0	220,000	220,000	0	227,773	227,773
South Africa Government International Bond
13.500%, 9/15/2015(j)	0	5,725,000	5,725,000	0	863,579	863,579
7.250%, 1/15/2020(j)	0	3,520,000	3,520,000	0	419,255	419,255
6.750%, 3/31/2021(j)	0	2,240,000	2,240,000	0	256,033	256,033
10.500%, 12/21/2026(j)	0	720,000	720,000	0	104,291	104,291

Total South Africa				0	1,870,931	1,870,931

Sri Lanka (<0.1%)
Sri Lanka Government International Bond
6.250%, 7/27/2021(e)	0	200,000	200,000	0	197,073	197,073

Total Sri Lanka				0	197,073	197,073

Supranational (0.1%)
Corporacion Andina de Fomento
3.750%, 1/15/2016	0	639,000	639,000	0	648,846	648,846

Total Supranational				0	648,846	648,846

Turkey (0.2%)
Export Credit Bank of Turkey
5.375%, 11/4/2016(e)	0	250,000	250,000	0	246,250	246,250
Turkey Government International Bond
Zero Coupon, 7/17/2013(k)	0	800,000	800,000	0	356,388	356,388
5.625%, 3/30/2021	0	1,160,000	1,160,000	0	1,173,050	1,173,050
11.875%, 1/15/2030	0	30,000	30,000	0	49,089	49,089
7.250%, 3/5/2038	0	90,000	90,000	0	98,325	98,325
6.750%, 5/30/2040	0	330,000	330,000	0	339,900	339,900

Total Turkey				0	2,263,002	2,263,002

Ukraine (0.1%)
Ukraine Government International Bond
4.950%, 10/13/2015(b)	0	130,000	130,000	0	137,958	137,958
6.250%, 6/17/2016	0	200,000	200,000	0	175,500	175,500
6.250%, 6/17/2016(e)	0	560,000	560,000	0	491,400	491,400
8.375%, 11/3/2017	0	100,000	100,000	0	83,000	83,000
6.750%, 11/14/2017	0	200,000	200,000	0	172,000	172,000
7.750%, 9/23/2020	0	150,000	150,000	0	129,750	129,750
7.950%, 2/23/2021(e)	0	290,000	290,000	0	254,475	254,475

Total Ukraine				0	1,444,083	1,444,083

United Arab Emirates (<0.1%)
Dolphin Energy, Ltd.
5.888%, 6/15/2019	0	219,154	219,154	0	237,782	237,782

Total United Arab Emirates				0	237,782	237,782

18

Long-Term Fixed Income (4.0%)	Principal Amount	Principal Amount	Principal Amount	Value	Value	Value
United States (0.2%)
HSBC Bank USA
5.910%, 8/15/2040(g)(l)	0	740,000	740,000	$0	$911,047	$911,047
U.S. Treasury Notes
0.375%, 7/31/2013	0	1,200,000	1,200,000	0	1,202,860	1,202,860

Total United States				0	2,113,907	2,113,907

Uruguay (0.1%)
Uruguay Government International Bond
7.875%, 1/15/2033	0	130,000	130,000	0	181,675	181,675
7.625%, 3/21/2036	0	548,000	548,000	0	757,610	757,610

Total Uruguay				0	939,285	939,285

Venezuela (0.3%)
Petroleos de Venezuela SA
5.250%, 4/12/2017	0	331,600	331,600	0	210,566	210,566
8.500%, 11/2/2017(e)	0	490,000	490,000	0	369,460	369,460
5.375%, 4/12/2027	0	180,000	180,000	0	88,650	88,650
5.500%, 4/12/2037	0	30,000	30,000	0	14,400	14,400
Venezuela Government International Bond
13.625%, 8/15/2018	0	100,000	100,000	0	98,250	98,250
13.625%, 8/15/2018	0	50,000	50,000	0	49,125	49,125
7.750%, 10/13/2019	0	600,000	600,000	0	428,999	428,999
6.000%, 12/9/2020	0	396,500	396,500	0	242,361	242,361
9.000%, 5/7/2023	0	740,000	740,000	0	529,099	529,099
8.250%, 10/13/2024	0	405,000	405,000	0	266,288	266,288
7.650%, 4/21/2025	0	660,000	660,000	0	409,200	409,200
9.250%, 5/7/2028	0	80,000	80,000	0	55,400	55,400
11.950%, 8/5/2031	0	360,000	360,000	0	294,300	294,300
7.000%, 3/31/2038	0	70,000	70,000	0	40,425	40,425

Total Venezuela				0	3,096,523	3,096,523

Total Long-Term Fixed Income (Cost $0, Cost $47,576,733 Combined $47,576,733)				0	48,508,058	48,508,058

Preferred Stock (<0.1%)	Thrivent Partner International Stock Portfolio Shares	Thrivent Partner Worldwide Allocation Portfolio Shares	Combined Pro Forma Shares	Thrivent Partner International Stock Portfolio Value	Thrivent Partner Worldwide Allocation Portfolio Value	Combined Pro Forma Value
Germany (<0.1%)
Draegerwerk AG & Company KGaA	0	7,418	7,418	$0	$601,210	$601,210

Total Germany				0	601,210	601,210

Total Preferred Stock (Cost $0, Cost $712,483 Combined $712,483)				0	601,210	601,210

Collateral Held for Securities Loaned (3.2%)	Shares	Shares	Shares	Value	Value	Value
Thrivent Financial Securities Lending Trust	38,197,124	0	38,197,124	38,197,124	0	38,197,124

Total Collateral Held for Securities Loaned (Cost $38,197,124, Cost $0, Combined $38,197,124)				38,197,124	0	38,197,124

19

Short-Term Investments (<0.1%)(m)	Principal Amount	Principal Amount	Principal Amount	Value	Value	Value
Federal National Mortgage Association Discount Notes
0.089%, 2/22/2012(n)(o)	0	200,000	200,000	$0	$199,979	$199,979

Total Short-Term Investments (at amortized cost)				0	199,979	199,979

Total Investments (Cost $825,845,962 Cost $507,384,728, Combined $1,333,230,690) 101.5%				$741,829,852	$482,060,261	$1,223,890,113

Other Assets and Liabilities, Net (-1.5%)				(32,002,347)	13,526,151	(19,353,018	)(q)

Total Net Assets 100.0%				$709,827,505	$495,586,412	$1,204,537,095

^	As of the date of the Combined Pro Forma Schedule of Investments, the securities held by the acquired portfolio are consistent with the investment objectives, strategies and policies of the acquiring portfolio. However, it is anticipated certain portfolio securities received from the acquired portfolio in the reorganization will subsequently be sold by the acquiring portfolio.
(a)	Non-income producing security.
(b)	Principal amount is displayed in Euros.
(c)	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2011.
(d)	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2011.
(e)	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2011 the value of these investments was $6,699,365 or 0.6% of total net assets.
(f)	Defaulted security. Interest is not being accrued.
(g)	Security is fair valued.
(h)	Principal amount is displated in Chinese Yuan.
(i)	Principal amount is displated in Mexican Pesos.
(j)	Principal amount is displated in South African Rand.
(k)	Principal amount is displated in Turkish Lira.
(l)	Principal amount is displayed in Brazilian Real. Security is linked to the Brazilian Government Bonds due August 15, 2040.
(m)	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
(n)	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
(o)	At December 31, 2011, $199,979 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
(p)	All or a portion of the security is on loan.
(q)	Includes pro forma adjustments of $370,000 for estimated reorganization cost and $506,822 for estimated transition cost.

Definitions:

ADR — American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR — Global Depositary Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

20

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2011, for Partner International Stock Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets — Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	142
Total Foreign Exchange Contracts		142

Total Liability Derivatives		$142

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2011, for Partner International Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(667,317)
Total Foreign Exchange Contracts		(667,317)

Total		($667,317)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2011, for Partner International Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	3,246
Total Foreign Exchange Contracts		3,246

Total		$3,246

The following table presents Partner International Stock Portfolio’s average volume of derivative activity during the period ended December 31, 2011.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$9,386,157	1.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

21

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner International Stock Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at December 31, 2011	Value December 31, 2011	Income Earned January 1, 2011 - December 31, 2011
Thrivent Financial Securities Lending Trust	$7,579,024	$434,939,380	$404,321,280	38,197,124	$38,197,124	$901,065

Total Value and Income Earned	7,579,024				38,197,124	901,065

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2011, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets — Net unrealized appreciation/(depreciation) on Futures contracts	34,306

Total Interest Rate Contracts		34,306

Equity Contracts
Futures*	Net Assets — Net unrealized appreciation/(depreciation) on Futures contracts	13,877

Total Equity Contracts		13,877

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets — Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	155,803

Total Foreign Exchange Contracts		155,803

Total Asset Derivatives		$203,986

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets — Net unrealized appreciation/(depreciation) on Futures contracts	26,083

Total Interest Rate Contracts		26,083

22

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets — Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	164,275

Total Foreign Exchange Contracts		164,275

Total Liability Derivatives		$190,358

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2011, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	11,027

Total Equity Contracts		11,027

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(18,179)

Total Foreign Exchange Contracts		(18,179)

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	252,248
Interest Rate Swaps	Net realized gains/(losses) on Swap contracts	(2,150)

Total Interest Rate Contracts		250,098

Total		$242,946

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2011, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	176,441

Total Interest Rate Contracts		176,441

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(40,313)

Total Equity Contracts		(40,313)

23

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	87,952

Total Foreign Exchange Contracts		87,952

Total		$224,080

The following table presents Partner Worldwide Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$1,481,201	0.3%	N/A	N/A
Interest Rate Contracts	9,136,649	1.7	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$48,689,643	9.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2011, for the combined Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures	Net Assets — Net unrealized appreciation/(depreciation) on Futures contracts	34,306

Total Interest Rate Contracts		34,306

Equity Contracts
Futures*	Net Assets — Net unrealized appreciation/(depreciation) on Futures contracts	13,877

Total Equity Contracts		13,877

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets — Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	155,803

Total Foreign Exchange Contracts		155,803

Total Asset Derivatives		$203,986

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets — Net unrealized appreciation/(depreciation) on Futures contracts	26,083

Total Interest Rate Contracts		26,083

24

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets — Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	164,417

Total Foreign Exchange Contracts		164,417

Total Liability Derivatives		$190,500

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2011, for the combined Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	11,027

Total Equity Contracts		11,027

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(685,496)

Total Foreign Exchange Contracts		(685,496)

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	252,248
Interest Rate Swaps	Net realized gains/(losses) on Swap contracts	(2,150)

Total Interest Rate Contracts		250,098

Total		($424,371)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2011, for the combined Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	176,441

Total Interest Rate Contracts		176,441

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(40,313)

Total Equity Contracts		(40,313)

25

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	91,198

Total Foreign Exchange Contracts		91,198

Total		$227,326

The following table presents the combined Portfolio’s average volume of derivative activity during the period ended December 31, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$1,481,201	0.1%	N/A	N/A
Interest Rate Contracts	9,136,649	0.7%	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$58,075,800	4.2%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in the combined Portfolio, is as follows:

Portfolio	Value December 31, 2010	Gross Purchases	Gross Sales	Shares Held at December 31, 2011	Value December 31, 2011	Income Earned January 1, 2011 - December 31, 2011
Thrivent Financial Securities Lending Trust	$7,579,024	$434,939,380	$404,321,280	38,197,124	$38,197,124	$901,065

Total Value and Income Earned	7,579,024				38,197,124	901,065

26

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Partner International Stock Portfolio’s assets carried at fair value.

Investments in Securities	Partner International Stock Portfolio Total	Partner International Stock Portfolio Level 1	Partner International Stock Portfolio Level 2	Partner International Stock Portfolio Level 3
Common Stock
Consumer Discretionary	111,188,001	—	111,188,001	—
Consumer Staples	76,706,984	—	76,706,984	—
Energy	61,828,433	6,765,413	55,063,020	—
Financials	118,231,731	10,097,694	108,134,037	—
Health Care	59,216,565	7,109,414	52,107,151	—
Industrials	113,995,592	—	113,995,592	—
Information Technology	32,408,875	—	32,408,875	—
Materials	97,169,291	—	97,169,291	—
Telecommunications Services	26,926,338	3,867,826	23,058,512	—
Utilities	5,960,918	—	5,960,918	—
Collateral Held for Securities Loaned	38,197,124	38,197,124	—	—

Total	$741,829,852	$66,037,471	$675,792,381	$—

Other Financial Instruments	Partner International Stock Portfolio Total	Partner International Stock Portfolio Level 1	Partner International Stock Portfolio Level 2	Partner International Stock Portfolio Level 3
Liability Derivatives
Foreign Currency Forward Contracts	142	—	142	—

Total Liability Derivatives	$142	$—	$142	$—

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing Partner Worldwide Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Partner Worldwide Allocation Portfolio Total	Partner Worldwide Allocation Portfolio Level 1	Partner Worldwide Allocation Portfolio Level 2	Partner Worldwide Allocation Portfolio Level 3
Common Stock
Communications Services	100,941	—	100,941	—
Consumer Discretionary	71,438,674	—	71,438,674	—
Consumer Staples	40,728,041	2,544,415	38,183,626	—
Energy	39,955,263	11,210,650	28,744,613	—
Financials	73,551,603	8,921,396	64,630,207	—
Health Care	33,737,786	3,081,486	30,656,300	—
Industrials	69,461,627	855,574	68,606,053	—
Information Technology	27,350,945	1,720,169	25,630,776	—
Materials	56,001,237	2,987,000	53,014,237	—
Telecommunications Services	16,066,959	2,370,957	13,696,002	—
Utilities	4,357,938	—	4,357,938	—

27

Investments in Securities	Partner Worldwide Allocation Portfolio Total	Partner Worldwide Allocation Portfolio Level 1	Partner Worldwide Allocation Portfolio Level 2	Partner Worldwide Allocation Portfolio Level 3
Long-Term Fixed Income
Basic Materials	1,374,216	—	1,374,216	—
Communications Services	400,075	—	400,075	—
Consumer Cyclical	410,917	—	410,917	—
Consumer Non-Cyclical	193,923	—	193,913	10
Energy	4,555,824	—	4,555,824	—
Financials	1,656,362	—	745,315	911,047
Foreign Government	37,171,760	—	37,171,760	—
Transportation	193,049	—	193,049	—
U.S. Government and Agencies	1,202,860	—	1,202,860	—
Utilities	1,349,072	—	1,349,072	—
Preferred Stock
Health Care	601,210	—	601,210	—
Short-Term Investments	199,979	—	199,979	—

Total	$482,060,261	$33,691,647	$447,457,557	$911,057

Other Financial Instruments	Partner Worldwide Allocation Portfolio Total	Partner Worldwide Allocation Portfolio Level 1	Partner Worldwide Allocation Portfolio Level 2	Partner Worldwide Allocation Portfolio Level 3
Asset Derivatives
Futures Contracts	48,183	48,183	—	—
Foreign Currency Forward Contracts	155,803	—	155,803	—

Total Asset Derivatives	$203,986	$48,183	$155,803	$—

Liability Derivatives
Futures Contracts	26,083	26,083	—	—
Foreign Currency Forward Contracts	164,275	—	164,275	—

Total Liability Derivatives	$190,358	$26,083	$164,275	$—

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2011, in valuing the combined assets carried at fair value.

Investments in Securities	Combined Pro Forma Total	Combined Pro Forma Level 1	Combined Pro Forma Level 2	Combined Pro Forma Level 3
Common Stock
Communications Services	100,941	—	100,941	—
Consumer Discretionary	182,626,675	—	182,626,675	—
Consumer Staples	117,435,025	2,544,415	114,890,610	—
Energy	101,783,696	17,976,063	83,807,633	—
Financials	191,783,334	19,019,090	172,764,244	—
Health Care	92,954,351	10,190,900	82,763,451	—
Industrials	183,457,219	855,574	182,601,645	—
Information Technology	59,759,820	1,720,169	58,039,651	—
Materials	153,170,528	2,987,000	150,183,528	—

28

Investments in Securities	Combined Pro Forma Total	Combined Pro Forma Level 1	Combined Pro Forma Level 2	Combined Pro Forma Level 3
Telecommunications Services	42,993,297	6,238,783	36,754,514	—
Utilities	10,318,856	—	10,318,856	—
Long-Term Fixed Income
Basic Materials	1,374,216	—	1,374,216	—
Communications Services	400,075	—	400,075	—
Consumer Cyclical	410,917	—	410,917	—
Consumer Non-Cyclical	193,923	—	193,913	10
Energy	4,555,824	—	4,555,824	—
Financials	1,656,362	—	745,315	911,047
Foreign Government	37,171,760	—	37,171,760	—
Transportation	193,049	—	193,049	—
U.S. Government and Agencies	1,202,860	—	1,202,860	—
Utilities	1,349,072	—	1,349,072	—
Preferred Stock
Health Care	601,210	—	601,210	—
Collateral Held for Securities Loaned	38,197,124	38,197,124	—	—
Short-Term Investments	199,979	—	199,979	—

Total	$1,223,890,113	$99,729,118	$1,123,249,938	$911,057

Other Financial Instruments	Combined Pro Forma Total	Combined Pro Forma Level 1	Combined Pro Forma Level 2	Combined Pro Forma Level 3
Asset Derivatives
Futures Contracts	48,183	48,183	—	—
Foreign Currency Forward Contracts	155,803	—	155,803	—

Total Asset Derivatives	$203,986	$48,183	$155,803	$—

Liability Derivatives
Futures Contracts	26,083	26,083	—	—
Foreign Currency Forward Contracts	164,417	—	164,417	—

Total Liability Derivatives	$190,500	$26,083	$164,417	$—

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Partner Worldwide Allocation Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value December 31, 2011
Long-Term Fixed Income
Consumer Non-Cyclical	—	—	(1,895)	—	—	1,905	—	10
Financials	744,761	—	(33,589)	186,925	12,950	—	—	911,047
Foreign Government	14,245	—	(14,245)	—	—	—	—	—

Total	$759,006	$—	(49,729)	$186,925	$12,950	$1,905	$—	$911,057

Transfers into or out of Level 3 represent the beginning value or ending value, respectively, of any security or instrument where a change in the valuation level occurred from the beginning to the end of the period.

*	Includes the change in net unrealized appreciation/(depreciation) on Level 3 securities held on December 31, 2011 of ($124,247).

29

Partner Worldwide Allocation Portfolio

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	4	March 2012	$882,153	$882,187	$34
5-Yr. U.S. Treasury Bond Futures	24	March 2012	2,946,481	2,958,188	11,707
10-Yr. U.S. Treasury Bond Futures	12	March 2012	1,559,359	1,573,500	14,141
20-Yr. U.S. Treasury Bond Futures	6	March 2012	860,451	868,875	8,424
MSCI EAFE Index Mini-Futures	21	March 2012	1,465,993	1,479,870	13,877
Ultra Long Term U.S. Treasury Bond Futures	(9)	March 2012	(1,415,605)	(1,441,688)	(26,083)

Total Futures Contracts					$22,100

Partner International Stock Portfolio

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Sales
Canadian Dollar	SSB	31,542	1/3/2012	$30,818	$30,960	($142)

Total Sales				$30,818	$30,960	($142)

Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						($142)

Counterparty

SSB — State Street Bank

Partner Worldwide Allocation Portfolio

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/ Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
Brazilian Real	HSBC	185,111	1/18/2012	$98,720	$98,816	$96
Brazilian Real	MSC	239,168	1/18/2012	128,000	127,673	(327)
Chinese Yuan	MSC	6,420,000	5/9/2012	1,008,720	1,018,383	9,663
Chinese Yuan	CITI	6,434,905	5/9/2012	1,011,459	1,020,747	9,288
Chinese Yuan	JPM	1,931,400	3/1/2012	305,408	306,633	1,225
Chinese Yuan	HSBC	15,430,186	1/18/2012 - 5/9/2012	2,427,017	2,449,034	22,017
Chinese Yuan	BB	2,883,744	3/1/2012	456,000	457,828	1,828
Euro	HSBC	108,541	1/20/2012	142,148	140,481	(1,667)
Euro	SSB	51,949	1/3/2012 - 1/5/2012	67,280	67,231	(49)
Euro	CSFB	98,000	3/21/2012	127,670	126,917	(753)
Euro	BB	98,000	3/21/2012	127,917	126,917	(1,000)
Indian Rupee	BB	7,293,550	1/18/2012	144,828	136,816	(8,012)
Indian Rupee	CITI	14,168,350	1/18/2012	284,088	265,778	(18,310)
Malaysian Ringgit	CITI	400,576	1/18/2012	128,000	126,226	(1,774)
Malaysian Ringgit	BB	416,920	1/18/2012	132,512	131,376	(1,136)
Malaysian Ringgit	RBS	1,807,313	1/18/2012	576,624	569,505	(7,119)
Mexican Peso	BB	8,726,518	1/30/2012 - 3/21/2012	612,106	623,540	11,434
Mexican Peso	HSBC	892,288	3/21/2012	64,000	63,567	(433)
Russian Ruble	BB	7,961,598	1/10/2012 -1/18/2012	247,564	246,766	(798)
Russian Ruble	JPM	5,830,650	1/10/2012	189,000	180,814	(8,186)
Russian Ruble	CITI	4,728,210	1/18/2012	146,000	146,471	471

30

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/ Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Russian Ruble	UBS	5,758,371	1/10/2012	$181,399	$178,572	$(2,827)
Singapore Dollar	BB	405,006	3/21/2012	312,124	312,392	268
South African Rand	SSB	343,920	1/3/2012 -1/6/2012	42,223	42,604	381
South Korea Won	CSFB	828,424,765	1/18/2012	705,793	719,137	13,344
South Korea Won	CITI	144,774,000	1/18/2012	126,000	125,675	(325)
Swiss Franc	SSB	22,000	1/3/2012 -1/5/2012	23,381	23,421	40
Taiwan Dollar	BB	9,216,001	1/18/2012	306,607	304,587	(2,020)
Turkish Lira	JPM	122,624	3/21/2012	64,000	63,614	(386)
Total Purchases				10,186,588	$10,201,521	14,933
Sales
Brazilian Real	CITI	120,864	1/18/2012	64,000	64,520	(520)
Brazilian Real	HSBC	343,451	1/18/2012	189,000	183,342	5,658
Brazilian Real	BB	1,535,210	1/18/2012	832,543	819,530	13,013
Brazilian Real	SSB	44,278	1/3/2012	23,634	23,738	(104)
Brazilian Real	UBS	120,832	1/18/2012	64,000	64,503	(503)
Canadian Dollar	SSB	7,693	1/3/2012	7,516	7,551	(35)
Chinese Yuan	BB	13,302,196	3/1/2012 - 5/9/2012	2,080,999	2,110,347	(29,348)
Chinese Yuan	HSBC	2,062,908	3/1/2012	324,000	327,511	(3,511)
Chinese Yuan	RBS	7,917,847	5/9/2012	1,239,875	1,255,982	(16,107)
Chinese Yuan	DB	1,954,976	3/1/2012	307,000	310,376	(3,376)
Chinese Yuan	MSC	1,943,918	3/1/2012	305,000	308,620	(3,620)
Chinese Yuan	CITI	3,875,895	1/18/2012 - 3/1/2012	607,461	615,443	(7,982)
Euro	HSBC	195,000	3/21/2012	255,367	252,539	2,828
Euro	CITI	421,739	3/21/2012	549,407	546,181	3,226
Euro	BB	96,000	3/21/2012	127,895	124,327	3,568
Euro	JPM	2,028,529	1/20/2012	2,631,001	2,625,475	5,526
Hong Kong Dollar	SSB	2,749,761	1/3/2012 -1/4/2012	353,828	354,049	(221)
Indian Rupee	CITI	21,502,720	1/18/2012	428,000	403,360	24,640
Japanese Yen	SSB	9,374,433	1/4/2012 -1/6/2012	120,736	121,793	(1,057)
Malaysian Ringgit	JPM	1,784,429	1/18/2012	563,000	562,294	706
Malaysian Ringgit	BB	201,821	1/18/2012	63,000	63,596	(596)
Malaysian Ringgit	MSC	238,716	1/18/2012	76,000	75,222	778
Mexican Peso	MSC	4,040,126	3/21/2012	291,485	287,822	3,663
Norwegian Krone	SSB	114,325	1/3/2012	19,002	19,115	(113)
Russian Ruble	UBS	5,758,371	1/10/2012	179,303	178,572	731
Russian Ruble	JPM	5,830,650	1/10/2012	181,473	180,814	659
Russian Ruble	BB	8,709,009	1/10/2012 -1/18/2012	271,254	269,919	1,335
Singapore Dollar	SSB	28,316	1/3/2012 -1/5/2012	21,825	21,829	(4)
South African Rand	HSBC	3,513,843	3/22/2012	420,266	430,345	(10,079)
South African Rand	BB	10,299,792	2/9/2012	1,239,073	1,268,895	(29,822)
South Korea Won	JPM	292,162,559	1/18/2012	256,000	253,620	2,380
South Korea Won	SSB	116,802,000	1/18/2012	103,000	101,393	1,607
South Korea Won	CITI	276,826,599	1/18/2012	242,607	240,307	2,300
Taiwan Dollar	CITI	9,216,001	1/18/2012	306,000	304,586	1,414
Turkish Lira	BB	60,704	3/21/2012	32,000	31,491	509
Turkish Lira	HSBC	62,493	3/21/2012	32,000	32,419	(419)
Turkish Lira	CITI	673,974	3/21/2012	359,108	349,637	9,471

Total Sales				$15,167,658	$15,191,063	($23,405)

Net Unrealized Gain/ (Loss) on Foreign Currency Forward Contracts						($8,472)

31

Counterparty

BB — Barclays Bank

CITI — Citibank

CSFB — CS First Boston Corporation

DB — Deutsche Bank

HSBC — HSBC Securities, Inc.

JPM — J.P. Morgan

MSC — Morgan Stanley & Company

RBS — The Royal Bank of Scotland

SSB — State Street Bank

UBS—UBS Securities, Ltd.

Combined Pro Forma Foreign Currency

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/ Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
Brazilian Real	HSBC	185,111	1/18/2012	$98,720	$98,816	$96
Brazilian Real	MSC	239,168	1/18/2012	128,000	127,673	(327)
Chinese Yuan	MSC	6,420,000	5/9/2012	1,008,720	1,018,383	9,663
Chinese Yuan	CITI	6,434,905	5/9/2012	1,011,459	1,020,747	9,288
Chinese Yuan	JPM	1,931,400	3/1/2012	305,408	306,633	1,225
Chinese Yuan	HSBC	15,430,186	1/18/2012 - 5/9/2012	2,427,017	2,449,034	22,017
Chinese Yuan	BB	2,883,744	3/1/2012	456,000	457,828	1,828
Euro	HSBC	108,541	1/20/2012	142,148	140,481	(1,667)
Euro	SSB	51,949	1/3/2012 - 1/5/2012	67,280	67,231	(49)
Euro	CSFB	98,000	3/21/2012	127,670	126,917	(753)
Euro	BB	98,000	3/21/2012	127,917	126,917	(1,000)
Indian Rupee	BB	7,293,550	1/18/2012	144,828	136,816	(8,012)
Indian Rupee	CITI	14,168,350	1/18/2012	284,088	265,778	(18,310)
Malaysian Ringgit	CITI	400,576	1/18/2012	128,000	126,226	(1,774)
Malaysian Ringgit	BB	416,920	1/18/2012	132,512	131,376	(1,136)
Malaysian Ringgit	RBS	1,807,313	1/18/2012	576,624	569,505	(7,119)
Mexican Peso	BB	8,726,518	1/30/2012 - 3/21/2012	612,106	623,540	11,434
Mexican Peso	HSBC	892,288	3/21/2012	64,000	63,567	(433)
Russian Ruble	BB	7,961,598	1/10/2012 - 1/18/2012	247,564	246,766	(798)
Russian Ruble	JPM	5,830,650	1/10/2012	189,000	180,814	(8,186)
Russian Ruble	CITI	4,728,210	1/18/2012	146,000	146,471	471
Russian Ruble	UBS	5,758,371	1/10/2012	181,399	178,572	(2,827)
Singapore Dollar	BB	405,006	3/21/2012	312,124	312,392	268
South African Rand	SSB	343,920	1/3/2012 - 1/6/2012	42,223	42,604	381
South Korea Won	CSFB	828,424,765	1/18/2012	705,793	719,137	13,344
South Korea Won	CITI	144,774,000	1/18/2012	126,000	125,675	(325)
Swiss Franc	SSB	22,000	1/3/2012 - 1/5/2012	23,381	23,421	40
Taiwan Dollar	BB	9,216,001	1/18/2012	306,607	304,587	(2,020)
Turkish Lira	JPM	122,624	3/21/2012	64,000	63,614	(386)

Total Purchases				$10,186,588	$10,201,521	$14,933

32

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/ Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Sales
Brazilian Real	CITI	120,864	1/18/2012	$64,000	$64,520	($520)
Brazilian Real	HSBC	343,451	1/18/2012	189,000	183,342	5,658
Brazilian Real	BB	1,535,210	1/18/2012	832,543	819,530	13,013
Brazilian Real	SSB	44,278	1/3/2012	23,634	23,738	(104)
Brazilian Real	UBS	120,832	1/18/2012	64,000	64,503	(503)
Canadian Dollar	SSB	39,235	1/3/2012	38,334	38,511	(177)
Chinese Yuan	BB	13,302,196	3/1/2012 - 5/9/2012	2,080,999	2,110,347	(29,348)
Chinese Yuan	HSBC	2,062,908	3/1/2012	324,000	327,511	(3,511)
Chinese Yuan	RBS	7,917,847	5/9/2012	1,239,875	1,255,982	(16,107)
Chinese Yuan	DB	1,954,976	3/1/2012	307,000	310,376	(3,376)
Chinese Yuan	MSC	1,943,918	3/1/2012	305,000	308,620	(3,620)
Chinese Yuan	CITI	3,875,895	1/18/2012 - 3/1/2012	607,461	615,443	(7,982)
Euro	HSBC	195,000	3/21/2012	255,367	252,539	2,828
Euro	CITI	421,739	3/21/2012	549,407	546,181	3,226
Euro	BB	96,000	3/21/2012	127,895	124,327	3,568
Euro	JPM	2,028,529	1/20/2012	2,631,001	2,625,475	5,526
Hong Kong Dollar	SSB	2,749,761	1/3/2012 - 1/4/2012	353,828	354,049	(221)
Indian Rupee	CITI	21,502,720	1/18/2012	428,000	403,360	24,640
Japanese Yen	SSB	9,374,433	1/4/2012 - 1/6/2012	120,736	121,793	(1,057)
Malaysian Ringgit	JPM	1,784,429	1/18/2012	563,000	562,294	706
Malaysian Ringgit	BB	201,821	1/18/2012	63,000	63,596	(596)
Malaysian Ringgit	MSC	238,716	1/18/2012	76,000	75,222	778
Mexican Peso	MSC	4,040,126	3/21/2012	291,485	287,822	3,663
Norwegian Krone	SSB	114,325	1/3/2012	19,002	19,115	(113)
Russian Ruble	UBS	5,758,371	1/10/2012	179,303	178,572	731
Russian Ruble	JPM	5,830,650	1/10/2012	181,473	180,814	659
Russian Ruble	BB	8,709,009	1/10/2012 - 1/18/2012	271,254	269,919	1,335
Singapore Dollar	SSB	28,316	1/3/2012 - 1/5/2012	21,825	21,829	(4)
South African Rand	HSBC	3,513,843	3/22/2012	420,266	430,345	(10,079)
South African Rand	BB	10,299,792	2/9/2012	1,239,073	1,268,895	(29,822)
South Korea Won	JPM	292,162,559	1/18/2012	256,000	253,620	2,380
South Korea Won	SSB	116,802,000	1/18/2012	103,000	101,393	1,607
South Korea Won	CITI	276,826,599	1/18/2012	242,607	240,307	2,300
Taiwan Dollar	CITI	9,216,001	1/18/2012	306,000	304,586	1,414
Turkish Lira	BB	60,704	3/21/2012	32,000	31,491	509
Turkish Lira	HSBC	62,493	3/21/2012	32,000	32,419	(419)
Turkish Lira	CITI	673,974	3/21/2012	359,108	349,637	9,471

Total Sales				$15,198,476	$15,222,023	($23,547)

Net Unrealized Gain/ (Loss) on Foreign Currency Forward Contracts						($8,614)

Counterparty

BB — Barclays Bank

CITI — Citibank

CSFB — CS First Boston Corporation

DB — Deutsche Bank

HSBC — HSBC Securities, Inc.

JPM — J.P. Morgan

MSC — Morgan Stanley & Company

RBS — The Royal Bank of Scotland

SSB — State Street Bank

UBS — UBS Securities, Ltd.

33

Reorganization between Thrivent Worldwide Allocation Portfolio and

Thrivent Partner International Stock Portfolio.

Notes to Pro Forma Financial Statements December 31, 2011

(1) ORGANIZATION

Thrivent Series Fund, Inc. (the “Fund”), a company organized under the laws of Minnesota, is registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund is divided into forty-one separate series (each, a “Portfolio”), each with its own investment objective and policies. The Fund consists of four asset allocation portfolios, twenty-eight equity portfolios, two hybrid portfolios, six fixed-income portfolios, and one money market portfolio. The assets of each Portfolio are segregated, and each has a separate class of capital stock.

Shares in the Fund are currently sold, without sales charges, only to retirement plans sponsored by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”) or separate accounts of Thrivent Financial or Thrivent Life Insurance Company (“Thrivent Life”), which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial and Thrivent Life.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with service providers and others that provide general damage clauses. The Fund’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments — Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Swap agreements are valued at the fair value of the contract as furnished by an independent pricing service. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Directors. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Investments in open-ended mutual funds are valued at their net asset value at the close of each business day. Short-term securities are valued at amortized cost (which approximates market value) to the extent it is not materially different than market value.

Financial Accounting Standards Board (FASB) guidelines require increased fair value disclosure intended to improve the consistency and comparability of fair value measurements used in financial reporting. The guidelines define fair value, establish a framework for measuring fair value in U.S. Generally Accepted Accounting Principles (“GAAP”) and expand disclosures about fair value requirements. The various inputs used to determine the fair value of the Portfolios’ investments are summarized in three broad levels: Level 1 includes quoted prices in active markets for identical securities, typically categorized in this level are U.S. equity securities, futures and options; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically categorized in this level are fixed income securities, international equity securities, swaps and forward contracts; and Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board of

34

Directors. As of December 31, 2011, Partner Worldwide Allocation Portfolio held 2 securities equaling 0.18% of the respective portfolio’s net asset value as Level 3 securities. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments.

Valuation of International Securities — Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Portfolios, under the supervision of the Board of Directors, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board of Directors has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board of Directors.

(B) Foreign Currency Translation — The accounting records of each Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Portfolios treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Forward Contracts — In connection with purchases and sales of securities denominated in foreign currencies all Portfolios, except Money Market Portfolio, may enter into foreign currency forward contracts. Additionally, the Portfolios may enter into such contracts to hedge certain other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and change in unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Portfolios could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Portfolio is exposed to counterparty risk equal to the discounted net amount of payments to the Portfolio. During the year ended December 31, 2011, Partner Worldwide Allocation Portfolio and Partner International Stock Portfolio engaged in this type of investment.

(D) Foreign Denominated Investments — Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Portfolios may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Expenses and Income — Estimated expenses are accrued daily. The Portfolios are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Portfolio are allocated among all appropriate Portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.

Interest income is accrued daily including accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date.

35

For certain securities, including real estate investment trusts, the Fund records distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

Assumptions used for the pro forma adjustments are disclosed in the Statement of Operations.

(F) Custody Earnings Credit — The Portfolios have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

(G) Futures Contracts — Certain Portfolios may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Portfolios may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default. During the year ended December 31, 2011, Partner Worldwide Allocation Portfolio engaged in this type of investment.

(H) Swap Agreements — Certain Portfolios enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Portfolio is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at fair value of the contract as provided by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. The Portfolio accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses on the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses on the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Portfolio’s custodian, or a third party, in connection with these agreements. These swap agreements are over-the-counter and the Portfolio is exposed to counterparty risk, which is the discounted net amount of payments owed to the Portfolio. This risk is partially mitigated by the Portfolio’s collateral posting requirements. As the swap increases in value to the Portfolio, the Portfolio receives collateral from the counterparty.

Credit Default Swaps — A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits

36

if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Portfolios may be either the protection buyer or the protection seller.

Certain Portfolios enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX Indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Portfolios sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract, the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations. Refer to the credit default swap tables located within the Portfolios’ Schedules of Investments for additional information as of December 31, 2011. During the year ended December 31, 2011, Partner Worldwide Allocation Portfolio engaged in these types of investments.

(I) Securities Lending — The Fund has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Portfolios. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. The Portfolios receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Portfolio could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Portfolio could lose money.

During the year ended December 31, 2011, Partner International Stock Portfolio had securities on loan of $35,131,290.

(J) When Issued and Delayed Delivery Transactions — Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Portfolio may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

(K) Repurchase Agreements — Each Portfolio may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Portfolio uses a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement

37

fails to repurchase the security at the agreed upon time, the Portfolio could incur a loss due to a drop in the value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Portfolio may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the year ended December 31, 2011, Partner International Stock Portfolio engaged in this type of investment.

(L) Credit Risk — The Portfolios may be susceptible to credit risk to the extent the issuer or counterparty defaults on its payment obligation. The Portfolios’ policy is to monitor the creditworthiness of the issuers. Interest receivable on defaulted securities is monitored for the ability to collect payments in default and adjusted accordingly.

(M) Accounting Estimates — The preparation of financial statements in conformity with GAAP require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(N) Other — For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees — The Fund has entered into an Investment Advisory Agreement with Thrivent Financial, the Adviser. Under the Investment Advisory Agreement, each of the Portfolios pays a fee for investment advisory services. The fees are accrued daily and paid monthly.

The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Partner Worldwide Allocation Portfolio
First $250 million:	0.900%
Over $250 million:	0.850%
$1,000 million - $1,500 million:	0.800%*
Over $1,500 million:	0.750%*

Partner International Stock Portfolio
First $500 million:	0.850%
Next $500 million:	0.800%
Next $500 million:	0.750%
Over $1,500 million:	0.700%

*	The following breakpoint will be in effect contingent upon shareholder approval of the merger.

(B) Sub-Adviser Fees — The following subadvisory fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Portfolio.

Partner Worldwide Allocation Portfolio

The Adviser has entered into subadvisory agreements with Mercator Asset Management, LP (“Mercator”), Principal Global Investors, LLC (“Principal”), Aberdeen, Victory Capital Management, Inc. (“Victory”) and Goldman Sachs Asset Management (“GSAM”) for the performance of subadvisory services.

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The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets managed by Mercator, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner Worldwide Allocation Fund and Thrivent Partner International Stock Portfolio are included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets managed by Principal, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Fund and Thrivent Partner International Stock Portfolio are included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets managed by Aberdeen, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Emerging Markets Portfolio and Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen.

The fee payable for Victory is equal to 0.95% of the first $25 million of average daily net assets, 0.85% of the next $75 million, 0.80% of the next $50 million, 0.75% of the next $100 million and 0.70% of average daily net assets over $250 million. Thrivent Partner Worldwide Allocation Fund is included in determining breakpoints for the assets managed by Victory.

The fee payable for GSAM is equal to 0.55% of the first $50 million of average daily net assets managed by GSAM, 0.50% of the next $200 million and 0.45% of average daily net assets over $250 million. Thrivent Partner Worldwide Allocation Fund is included in determining breakpoints for the assets managed by GSAM.

Partner International Stock Portfolio

The Adviser has entered into subadvisory agreements with Principal and Mercator for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets managed by Mercator, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner International Stock Fund, Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets managed by Principal, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner International Stock Fund, Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Principal.

(C) Expense Reimbursements — As of December 31, 2011, the following voluntary expense reimbursements, as a percentage of net assets, were in effect:

Portfolio	Expense Reimbursement	Expiration Date
Partner International Stock	0.08%	N/A

As of December 31, 2011, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Portfolio	Expense Limit	Expiration Date
Partner Worldwide Allocation	1.00%	4/30/2012

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Thrivent does not recoup amounts previously reimbursed or waived in prior fiscal years.

Each equity, hybrid and fixed income Portfolio may invest cash in High Yield Fund and Money Market Portfolio, subject to certain limitations. During the year ended December 31, 2011, no Portfolios invested in High Yield Fund or Money Market Portfolio. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Financial reimburses an amount equal to the advisory fee which is charged to the Portfolio for its investment in High Yield Fund or Money Market Portfolio.

(D) Other Expenses — The Fund has entered into an accounting and administrative services agreement with the Adviser to provide certain accounting and administrative personnel and services to the Portfolios. For the year ended December 31, 2011, the Adviser received aggregate fees for accounting and administrative personnel and services of $7,402,519 from the Fund.

Each Director is eligible to participate in a deferred compensation plan with respect to fees received from the Fund. Participants in the plan may designate their deferred Director’s fees as if invested in any one of the portfolios of Thrivent Mutual Funds. The value of each Director’s deferred compensation account will increase or decrease as if it were invested in shares of the selected portfolios of Thrivent Mutual Funds. Their fees as well as the change in value are included in Director’s fees in the Statement of Operations. The deferred fees remain in the appropriate fund until distribution in accordance with the plan. The deferred fee liability, included in accrued expenses in the Statement of Assets and Liabilities, is unsecured.

Those Directors not participating in the above plan received $565,382 in fees from the Fund for the year ended December 31, 2011. In addition, the Fund reimbursed independent Directors for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent directors of the Fund are officers and directors of Thrivent Financial and Thrivent Life; however, they receive no compensation from the Fund.

(E) Indirect Expenses — Some Portfolios invest in other mutual funds. Fees and expenses of those underlying funds are not included in the Portfolios’ expense ratios. The Portfolios indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest.

(4) TAX INFORMATION

It is Thrivent Partner Worldwide Allocation Portfolio’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M and the related excise tax provisions, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

At December 31, 2011, the following Portfolios had accumulated net realized capital loss carryovers expiring as follows:

Portfolio	Capital Loss Carryover	Expiration Year
Partner International Stock	62,173,678	2016
	186,079,623	2017

	$248,253,301

To the extent that these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

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(5) SECURITY TRANSACTIONS

(A) Investments in Restricted Securities — Certain Portfolios may own restricted securities that have been deemed illiquid and were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of December 31, 2011, no Portfolios held restricted securities.

The Portfolios have no right to require registration of unregistered securities.

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Portfolios are permitted to purchase or sell securities from or to certain other Portfolios under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio or fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Directors and/ or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price. Pursuant to these procedures, during the year ended December 31, 2011, the following Portfolio’s engaged in these types of transactions:

Portfolio	Purchases	Sales
Partner Worldwide Allocation	$10,074,776	$1,195,200
Partner International Stock	—	10,074,776

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APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of             , 2012 by Thrivent Series Fund, Inc. (the “Fund”), a Minnesota corporation, on behalf of its series, Thrivent Diversified Income Plus Portfolio (the “Acquiring Portfolio”) and Thrivent Partner Utilities Portfolio (the “Target Portfolio”).

W I T N E S S E T H:

WHEREAS, the Board of Directors of the Fund, on behalf of each of the Acquiring Portfolio and the Target Portfolio, has determined that entering into this Agreement whereby the Target Portfolio would transfer all of its assets and liabilities to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio, is in the best interests of the Acquiring Portfolio and the Target Portfolio; and

WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Plan of Transaction.

A. Transfer of Assets. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Target Portfolio will convey, transfer and deliver to the Acquiring Portfolio at the closing, provided for in Section 2 hereof, all of the existing assets of the Target Portfolio (including accrued interest to the Closing Date) (as defined below)), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the “Assets”).

B. Consideration. In consideration thereof, the Acquiring Portfolio agrees that the Acquiring Portfolio at the closing will (i) deliver to the Target Portfolio, full and fractional shares of beneficial interest, par value $0.01 per share, of the Acquiring Portfolio having net asset values per share calculated as provided in Section 3(A) hereof, in an amount equal to the aggregate dollar value of the Assets determined pursuant to Section 3(A) hereof net of any liabilities of the Target Portfolio described in Section 3(E) hereof (the “Liabilities”) (collectively, the “Acquiring Portfolio Shares”) and (ii) assume all of the Liabilities of the Target Portfolio. The calculation of full and fractional Acquiring Portfolio Shares to be exchanged shall be carried out to no less than two (2) decimal places. All Acquiring Portfolio Shares delivered to the Target Portfolio in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fees being imposed.

2.	Closing of the Transaction.

A. Closing Date. The closing shall occur after the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Portfolio at which this Agreement will be considered and approved, or such later date as determined by the Fund’s secretary (the “Closing Date”). On the Closing Date, the Acquiring Portfolio shall deliver to the Target Portfolio the Acquiring Portfolio Shares in the amount determined pursuant to Section 1(B) hereof and the Target Portfolio thereafter shall, in order to effect the distribution of such shares to the Target Portfolio shareholders, instruct the Acquiring Portfolio to register the pro rata interest in the Acquiring Portfolio Shares (in full and fractional shares) of each of the holders of record of shares of the Target Portfolio in accordance with their holdings of shares of the Target Portfolio and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Portfolio agrees promptly to comply with said instruction. The Acquiring Portfolio shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

3.	Procedure for Reorganization.

A. Valuation. The value of the Assets and Liabilities of the Target Portfolio to be transferred and assumed, respectively, by the Acquiring Portfolio shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Portfolio (collectively, the “Acquiring Portfolio Prospectus”), copies of which have been delivered to the Target Portfolio.

B. Delivery of Portfolio Assets. The Assets shall be delivered to State Street Bank and Trust Company as Custodian for the Acquiring Portfolio or such other custodian as designated by the Acquiring Portfolio (collectively the “Custodian”) for the benefit of the Acquiring Portfolio, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers.

C. Failure to Deliver Securities. If the Target Portfolio is unable to make delivery pursuant to Section 3(B) hereof to the Custodian of any of the securities of the Target Portfolio for the reason that any such securities purchased by the Target Portfolio have not yet been delivered it by the Target Portfolio’s broker or brokers, then, in lieu of such delivery, the Target Portfolio shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of such broker or brokers, together with such other documents as may be required by the Acquiring Portfolio or Custodian, including brokers’ confirmation slips.

D. Shareholder Accounts. The Acquiring Portfolio, in order to assist the Target Portfolio in the distribution of the Acquiring Portfolio Shares to the Target Portfolio shareholders after delivery of the Acquiring Portfolio Shares to the Target Portfolio, will establish pursuant to the request of the Target Portfolio an open account with the Acquiring Portfolio for each shareholder of the Target Portfolio and, upon request by the Target Portfolio, shall transfer to such accounts, the exact number of Acquiring Portfolio Shares then held by the Target Portfolio specified in the instruction provided pursuant to Section 2 hereof.

E. Liabilities. The Liabilities shall include all of the Target Portfolio’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

F. Expenses. In the event that the transactions contemplated herein are consummated, Thrivent Financial for Lutherans shall pay the expenses of the Reorganization, including the costs of the special meeting of shareholders of the Target Portfolio. In addition, as part of the Reorganization, the Target Portfolio will write off its remaining unamortized organizational expenses, which shall be reimbursed by Thrivent Financial for Lutherans (or an affiliate thereof). In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable expenses for services provided by third-party vendors incurred to the date of termination of this Agreement shall be borne by Thrivent Financial for Lutherans (or an affiliate thereof).

G. Dissolution. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Target Portfolio shall voluntarily dissolve and completely liquidate by taking, in accordance with the laws of the State of Minnesota and federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Target Portfolio. Immediately after the Closing Date, the share transfer books relating to the Target Portfolio shall be closed and no transfer of shares shall thereafter be made on such books.

4.	Representations and Warranties of the Target Portfolio.

The Target Portfolio hereby represents and warrants to the Acquiring Portfolio, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Portfolio that:

A. Organization. The Fund is a corporation, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of its jurisdiction of organization. The Target Portfolio is a separate series of the Fund duly organized in accordance with the applicable provisions of the Articles of Incorporation of the Fund, as amended through the date hereof (the “Articles of Incorporation”). The Fund and the Target Portfolio are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Portfolio. The Fund and the Target Portfolio have all material federal, state and local authorizations necessary to own all of the Target Portfolio’s properties and assets and to carry on the Target Portfolio’s business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Portfolio.

B. Registration. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded. The Target Portfolio is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding common shares of beneficial interest of the Target Portfolio have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Target Portfolio audited as of and for the year ended December 31, 2011, true and complete copies of which have been heretofore furnished to the Acquiring Portfolio, fairly represent the financial condition and the results of operations of the Target Portfolio as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Target Portfolio shall furnish to the Acquiring Portfolio within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Target Portfolio’s operations as of, and for the periods ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Target Portfolio as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Target Portfolio not disclosed in the financial statements delivered pursuant to Sections 4(C) and 4(D) hereof which would materially affect the Target Portfolio’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Target Portfolio which would, if adversely determined, materially affect the Target Portfolio’s financial condition. All liabilities were incurred by the Target Portfolio in the ordinary course of its business.

F. Material Agreements. The Target Portfolio is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the most recent Prospectus and Statement of Additional Information of the Target Portfolio (collectively, the “Target Portfolio Prospectus”), there are no material agreements outstanding relating to the Target Portfolio to which the Target Portfolio is a party.

G. Statement of Earnings. As promptly as practicable, but in any case no later than 30 calendar days after the Closing Date, the Target Portfolio shall furnish the Acquiring Portfolio with a statement of the earnings and profits of the Target Portfolio within the meaning of the Code as of the Closing Date.

H. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Target Portfolio required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Target Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

I. Necessary Authority. The Fund on behalf of the Target Portfolio has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board on behalf of the Target Portfolio, and except for obtaining approval of the Target Portfolio shareholders, no other corporate acts or proceedings by the Fund on behalf of the Target Portfolio are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Fund on behalf of the Target Portfolio and constitutes a valid and binding obligation of the Target Portfolio enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principles of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

J. No Violation, Consents and Approvals. The execution, delivery and performance of this Agreement by the Fund on behalf of the Target Portfolio does not and will not (i) result in a material violation of any provision of the Fund’s or the Target Portfolio’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Target Portfolio, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Target Portfolio is subject, or (iv) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Target Portfolio. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Target Portfolio of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Target Portfolio of the transactions contemplated by this Agreement.

K. Absence of Changes. From the date of this Agreement through the Closing Date, there shall not have been:

i.	any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Target Portfolio, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business;

ii.	issued by the Target Portfolio any option to purchase or other right to acquire shares of the Target Portfolio to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Target Portfolio Prospectus;

iii.	any entering into, amendment or termination of any contract or agreement by the Target Portfolio, except as otherwise contemplated by this Agreement;

iv.	any indebtedness incurred, other than in the ordinary course of business, by the Target Portfolio for borrowed money or any commitment to borrow money entered into by the Target Portfolio;

v.	any amendment of the Fund’s or the Target Portfolio’s organizational documents; or

vi.	any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Portfolio other than a lien for taxes not yet due and payable.

L. Title. On the Closing Date, the Target Portfolio will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Portfolio will receive good and marketable title to such

Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable.

M. Prospectus/Proxy Statement. The Registration Statement on Form N-14 of the Fund (the “Registration Statement”) and the Prospectus/Proxy Statement contained therein (the “Prospectus/Proxy Statement”), as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conform and will conform as they relate to the Target Portfolio, in all material respects, to the applicable requirements of the applicable federal and state securities laws and the rules and regulations of the Securities and Exchange Commission (the “SEC”) thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4(M) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Portfolio furnished to the Target Portfolio by the Acquiring Portfolio.

N. Tax Qualification. The Target Portfolio has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

O. Fair Market Value. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Portfolio and those to which the Assets are subject.

P. Target Portfolio Liabilities. Except as otherwise provided for herein, the Target Portfolio shall use reasonable efforts, consistent with its ordinary operating procedures, to repay in full any indebtedness for borrowed money and have discharged or reserved against all of the Target Portfolio’s known debts, liabilities and obligations including expenses, costs and charges whether absolute or contingent, accrued or unaccrued.

5.	Representations and Warranties of the Acquiring Portfolio.

The Acquiring Portfolio hereby represents and warrants to the Target Portfolio, which representations and warranties are true and correct on the date hereof, and agrees with the Target Portfolio that:

A. Organization. The Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Acquiring Portfolio is a separate series of the Fund duly organized in accordance with the applicable provisions of the Articles of Incorporation. The Fund and the Acquiring are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Portfolio. The Fund and the Acquiring Portfolio have all material federal, state and local authorizations necessary to own all of the Acquiring Portfolio’s properties and assets and to carry on the Acquiring Portfolio’s business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Portfolio.

B. Registration. The Fund is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded. The Acquiring Portfolio is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of common stock of the Acquiring Portfolio have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Portfolio audited as of and for the year ended December 31, 2011, true and complete copies of which have been heretofore furnished to the Target Portfolio, fairly represent the financial condition and the results of operations of the Acquiring Portfolio as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Acquiring Portfolio shall furnish to the Target Portfolio within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Portfolio as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Acquiring Portfolio not disclosed in the financial statements delivered pursuant to Sections 5(C) and 5(D) hereof which would materially affect the Acquiring Portfolio’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Portfolio which would, if adversely determined, materially affect the Acquiring Portfolio’s financial condition. All liabilities were incurred by the Acquiring Portfolio in the ordinary course of its business.

F. Material Agreements. The Acquiring Portfolio is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and, except as referred to in the Acquiring Portfolio Prospectus there are no material agreements outstanding relating to the Acquiring Portfolio to which the Acquiring Portfolio is a party.

G. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Acquiring Portfolio required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

H. Necessary Authority. The Fund on behalf of the Acquiring Portfolio has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board on behalf of the Acquiring Portfolio, no other corporate acts or proceedings by the Acquiring Portfolio are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Fund on behalf of the Acquiring Portfolio and constitutes a valid and binding obligation of the Acquiring Portfolio enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by the Fund on behalf of the Acquiring Portfolio does not and will not (i) result in a material violation of any provision of the Fund’s or the Acquiring Portfolio’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Portfolio, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Portfolio is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Portfolio. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement.

J. Absence of Proceedings. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Portfolio which would materially affect its financial condition.

K. Acquiring Portfolio Shares: Registration. The Acquiring Portfolio Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act of 1933, as amended (the “Securities Act”), and all applicable state securities laws.

L. Acquiring Portfolio Shares: Authorization. The Acquiring Portfolio Shares to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and non-assessable, will not be subject to pre-emptive or dissenters’ rights and will conform in all material respects to the description thereof contained in the Acquiring Portfolio’s Prospectus furnished to the Target Portfolio.

M. Absence of Changes. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Portfolio, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business.

N. Registration Statement. The Registration Statement and the Prospectus/Proxy Statement as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as they relate to the Acquiring Portfolio, in all material respects, to the applicable requirements of the applicable federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Portfolio furnished to the Acquiring Portfolio by the Target Portfolio.

O. Tax Qualification. The Acquiring Portfolio has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

6.	Covenants.

During the period from the date of this Agreement and continuing until the Closing Date, the Target Portfolio and Acquiring Portfolio agree as follows (except as expressly contemplated or permitted by this Agreement):

A. Other Actions. The Target Portfolio and Acquiring Portfolio shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

B. Government Filings; Consents. The Fund shall file all reports required to be filed by the Target Portfolio and Acquiring Portfolio with the SEC between the date of this Agreement and the Closing Date and the Target Portfolio and Acquiring Portfolio shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Target Portfolio and the Acquiring Portfolio shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the appropriate federal and state officials.

C. Preparation of the Registration Statement and the Prospectus/Proxy Statement. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Target Portfolio or Acquiring Portfolio, as the case may be, required by the Securities Act or the Securities Exchange Act of 1934 and the rules and regulations thereunder, to be set forth in the Registration Statement or the Prospectus/Proxy Statement. The Target Portfolio shall promptly prepare the Prospectus/Proxy Statement and the Acquiring Portfolio shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Target Portfolio and its affiliated persons, the Acquiring Portfolio shall only include such information as is approved by the Target Portfolio for use in the Registration Statement. The Acquiring Portfolio shall not amend or supplement any such information regarding the Target Portfolio and such affiliates without the prior written consent of the Target Portfolio which consent shall not be unreasonably withheld or delayed. The Acquiring Portfolio shall promptly notify and provide the Target Portfolio with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Portfolio shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Portfolio shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Portfolio Shares in the transactions contemplated by this Agreement, and the Target Portfolio shall furnish all information concerning the Target Portfolio and the holders of the Target Portfolio’s shares as may be reasonably requested in connection with any such action.

D. Access to Information. During the period prior to the Closing Date, the Target Portfolio shall make available to the Acquiring Portfolio a copy of each report, schedule, registration statement and other document (the “Documents”) filed or received by it during such period pursuant to the requirements of federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Portfolio shall make available to the Target Portfolio each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law).

E. Shareholder Meetings. The Target Portfolio shall call a meeting of the Target Portfolio shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and proxy card to each shareholder of the Target Portfolio as of the record date for such meeting of shareholders.

F. Portfolios. The Acquiring Portfolio will retain a substantial portion of the Target Portfolio’s “historic” assets (those not acquired in anticipation of the Reorganization) following the Reorganization. The Target Portfolio and Acquiring Portfolio covenant and agree, however, to dispose of certain assets prior to the Closing Date if and to the extent necessary, so that at Closing, when the Assets are added to the Acquiring Portfolio’s portfolio, the resulting portfolio will meet the Acquiring Portfolio’s investment objective, policies and restrictions, as set forth in the Acquiring Portfolio’s Prospectus, a copy of which has been delivered to the Target Portfolio. Nothing herein will require the Target Portfolio to dispose of any portion of the Assets if, in the reasonable judgment of the Target Portfolio’s Directors or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code.

G. Distribution of Shares. The Target Portfolio covenants that at closing it shall cause to be distributed the Acquiring Portfolio Shares in the proper pro rata amount for the benefit of Target Portfolio’s shareholders and that the Target Portfolio shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Target Portfolio covenants to use all reasonable efforts to cooperate with the Acquiring Portfolio and the Acquiring Portfolio’s transfer agent in the distribution of said shares. The Target Portfolio covenants further that, pursuant to Section 3(G) hereof, it shall liquidate and dissolve as promptly as practicable after the Closing Date.

H. Brokers or Finders. Except as disclosed in writing to the other party prior to the date hereof, each of the Target Portfolio and the Acquiring Portfolio represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

I. Additional Agreements. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement, the proper officers of each party to this Agreement shall take all such necessary action.

J. Public Announcements. For a period of time from the date of this Agreement to the Closing Date, the Target Portfolio and the Acquiring Portfolio will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law.

K. Tax Status of Reorganization. The intention of the parties is that the transactions contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Portfolio nor the Target Portfolio shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Portfolio and the Target Portfolio will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden Arps”), special counsel to the Acquiring Portfolio and the Target Portfolio, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by Skadden Arps).

L. Declaration of Dividend. At or immediately prior to the Closing Date, the Target Portfolio shall declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7.	Conditions to Obligations of the Target Portfolio.

The obligations of the Target Portfolio hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Target Portfolio:

A. Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of a “Majority of the Outstanding Voting Securities” (as defined in the Investment Company Act of 1940) of the Target Portfolio.

B. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquiring Portfolio contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Portfolio as of the Closing Date, and the Target Portfolio shall have received a certificate of an authorized officer of the Acquiring Portfolio satisfactory in form and substance to the Target Portfolio so stating. The Acquiring Portfolio shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

E. No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an “Injunction”) preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Portfolio.

F. Tax Opinion. The Target Portfolio shall have obtained an opinion from Skadden Arps, special counsel for the Target Portfolio, dated as of the Closing Date, addressed to the Target Portfolio, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Skadden Arps may reasonably request and the Target Portfolio and the Acquiring Portfolio will cooperate to make and certify the accuracy of such representations.

G. Officer Certificates. The Target Portfolio shall have received a certificate of an authorized officer of the Acquiring Portfolio, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Acquiring Portfolio.

8.	Conditions to Obligations of the Acquiring Portfolio.

The obligations of the Acquiring Portfolio hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Acquiring Portfolio:

A. Representations, Warranties, and Agreements. Each of the representations and warranties of the Target Portfolio contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Portfolio as of the Closing Date, and the Acquiring Portfolio shall have received a certificate of an authorized officer of the Target Portfolio satisfactory in form and substance to the Acquiring Portfolio so stating. The Target Portfolio shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

B. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

C. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

D. No Injunctions or Restrains; Illegality. No Injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

E. Tax Opinion. The Acquiring Portfolio shall have obtained an opinion from Skadden Arps, special counsel for the Acquiring Portfolio, dated as of the Closing Date, addressed to the Acquiring Portfolio, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Skadden Arps may reasonably request and the Target Portfolio and the Acquiring Portfolio will cooperate to make and certify the accuracy of such representations.

F. Shareholder List. The Target Portfolio shall have delivered to the Acquiring Portfolio an updated list of all shareholders of the Target Portfolio, as reported by the Target Portfolio’s transfer agent, as of one (1) business day prior to the Closing Date with each shareholder’s respective holdings in the Target Portfolio, taxpayer identification numbers, Form W9 and last known address.

G. Officer Certificates. The Acquiring Portfolio shall have received a certificate of an authorized officer of the Target Portfolio, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 hereof are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Target Portfolio and by Target Portfolio shareholders.

9.	Amendment, Waiver and Termination.

A. The parties hereto may, by agreement in writing authorized by Board on behalf of each of the Target Portfolio and the Acquiring Portfolio, amend this Agreement at any time before or after approval thereof by the shareholders of the Target Portfolio; provided, however, that after receipt of Target Portfolio shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining Target Portfolio’s shareholder approval thereof.

B. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

C. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

i.	by the consent of the Board on behalf of each of the Target Portfolio and the Acquiring Portfolio;

ii.	by the Target Portfolio, if the Acquiring Portfolio breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iii.	by the Acquiring Portfolio, if the Target Portfolio breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iv.	by either the Target Portfolio or the Acquiring Portfolio, if the Closing has not occurred on or prior to December 31, 2012 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the closing to occur on or before such date);

v.	by the Acquiring Portfolio in the event that: (a) all the conditions precedent to the Target Portfolio’s obligation to close, as set forth in Section 7 hereof, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Acquiring Portfolio gives the Target Portfolio written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all conditions precedent to the Acquiring Portfolio’s obligation to close, as set forth in Section 8 hereof; and (c) the Target Portfolio then fails or refuses to close within the earlier of five (5) business days or December 31, 2012; or

vi.	by the Target Portfolio in the event that: (a) all the conditions precedent to the Acquiring Portfolio’s obligation to close, as set forth in Section 8 hereof have been fully satisfied (or can be fully satisfied at the Closing); (b) the Target Portfolio gives the Acquiring Portfolio written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all the conditions precedent to the Target Portfolio’s obligation to close, as set forth in Section 7 hereof; and (c) the Acquiring Portfolio then fails or refuses to close within the earlier of five (5) business days or December 31, 2012.

10.	Remedies.

In the event of termination of this Agreement by either or both of the Target Portfolio and Acquiring Portfolio pursuant to Section 9(C) hereof, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.

11.	Survival of Warranties and Indemnification.

A. Survival. The representations and warranties included or provided for herein, or in the schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three (3) year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the “Survival Period.” Notwithstanding anything set forth in the immediately preceding sentence, the right of the Acquiring Portfolio and the Target Portfolio to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Acquiring Portfolio or the Target Portfolio be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

B. Indemnification. Each party (an “Indemnitor”) shall indemnify and hold the other and its trustees, officers, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees), including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such

Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

C. Indemnification Procedure. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.	Survival.

The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13.	Notices.

All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Portfolio shall be addressed to the Target Portfolio c/o Thrivent Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, Attention: Chief Legal Officer, or at such other address as the Target Portfolio may designate by written notice to the Acquiring Portfolio. Notice to the Acquiring Portfolio shall be addressed to the Acquiring Portfolio c/o Thrivent Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Portfolio may designate by written notice to the Target Portfolio. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14.	Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

15.	Books and Records.

The Target Portfolio and the Acquiring Portfolio agree that copies of the books and records of the Target Portfolio relating to the Assets including, but not limited to, all files, records, written materials (e.g., closing transcripts, surveillance files and credit reports) shall be delivered by the Target Portfolio to the Acquiring Portfolio on or prior to the Closing Date. In addition to, and without limiting the foregoing, the Target Portfolio and the Acquiring Portfolio agree to take such action as may be necessary in order that the Acquiring Portfolio shall have reasonable access to such other books and records as may be reasonably requested, all for three (3) complete fiscal and tax years after the Closing Date; namely, general ledgers, journal entries, voucher registers, distribution journals, payroll registers, monthly balance owing reports, income tax returns, tax depreciation schedules, and investment tax credit basis schedules.

16.	General.

This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed, or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Fund on behalf of the Target Portfolio and by the Fund on behalf of the Acquiring Portfolio and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties hereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota without regard to principles of conflicts or choice of law.

17.	Limitation of Liability.

It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents or employees of the Fund personally, but shall bind only the property of the Fund, as provided in the Articles of Incorporation. The execution and delivery of this Agreement have been authorized by the Directors and signed by an authorized officer of the Fund, acting as such, and neither such authorization by such Directors nor such execution and delivery by such officer shall be deemed to have been made by any of them personally, but shall bind only the property of the Fund as provided in the Articles of Incorporation. The obligations of any series of the Fund hereunder shall be the exclusive obligation of that series and the parties hereto can only look to the assets of that series to satisfy any debt or obligation incurred by that series hereunder.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

Thrivent Series Fund, Inc. On Behalf of Its Series, Thrivent Partner Utilities Portfolio

Name: Russell W. Swansen Title: President

Attest:

Name: David S. Royal Title: Secretary

Thrivent Series Fund, Inc. On Behalf of Its Series, Thrivent Diversified Income Plus Portfolio

Name: Russell W. Swansen Title: President

Attest:

Name: David S. Royal Title: Secretary

APPENDIX B

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of             , 2012 by Thrivent Series Fund, Inc. (the “Fund”), a Minnesota corporation, on behalf of its series, Thrivent Income Portfolio (the “Acquiring Portfolio”) and Thrivent Partner Socially Responsible Bond Portfolio (the “Target Portfolio”).

W I T N E S S E T H:

WHEREAS, the Board of Directors of the Fund, on behalf of each of the Acquiring Portfolio and the Target Portfolio, has determined that entering into this Agreement whereby the Target Portfolio would transfer all of its assets and liabilities to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio, is in the best interests of the Acquiring Portfolio and the Target Portfolio; and

WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Plan of Transaction.

A. Transfer of Assets. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Target Portfolio will convey, transfer and deliver to the Acquiring Portfolio at the closing, provided for in Section 2 hereof, all of the existing assets of the Target Portfolio (including accrued interest to the Closing Date) (as defined below)), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the “Assets”).

B. Consideration. In consideration thereof, the Acquiring Portfolio agrees that the Acquiring Portfolio at the closing will (i) deliver to the Target Portfolio, full and fractional shares of beneficial interest, par value $0.01 per share, of the Acquiring Portfolio having net asset values per share calculated as provided in Section 3(A) hereof, in an amount equal to the aggregate dollar value of the Assets determined pursuant to Section 3(A) hereof net of any liabilities of the Target Portfolio described in Section 3(E) hereof (the “Liabilities”) (collectively, the “Acquiring Portfolio Shares”) and (ii) assume all of the Liabilities of the Target Portfolio. The calculation of full and fractional Acquiring Portfolio Shares to be exchanged shall be carried out to no less than two (2) decimal places. All Acquiring Portfolio Shares delivered to the Target Portfolio in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fees being imposed.

2.	Closing of the Transaction.

A. Closing Date. The closing shall occur after the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Portfolio at which this Agreement will be considered and approved, or such later date as determined by the Fund’s secretary (the “Closing Date”). On the Closing Date, the Acquiring Portfolio shall deliver to the Target Portfolio the Acquiring Portfolio Shares in the amount determined pursuant to Section 1(B) hereof and the Target Portfolio thereafter shall, in order to effect the distribution of such shares to the Target Portfolio shareholders, instruct the Acquiring Portfolio to register the pro rata interest in the Acquiring Portfolio Shares (in full and fractional shares) of each of the holders of record of shares of the Target Portfolio in accordance with their holdings of shares of the Target Portfolio and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Portfolio agrees promptly to comply with said instruction. The Acquiring Portfolio shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

3.	Procedure for Reorganization.

A. Valuation. The value of the Assets and Liabilities of the Target Portfolio to be transferred and assumed, respectively, by the Acquiring Portfolio shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Portfolio (collectively, the “Acquiring Portfolio Prospectus”), copies of which have been delivered to the Target Portfolio.

B. Delivery of Portfolio Assets. The Assets shall be delivered to State Street Bank and Trust Company as Custodian for the Acquiring Portfolio or such other custodian as designated by the Acquiring Portfolio (collectively the “Custodian”) for the benefit of the Acquiring Portfolio, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers.

C. Failure to Deliver Securities. If the Target Portfolio is unable to make delivery pursuant to Section 3(B) hereof to the Custodian of any of the securities of the Target Portfolio for the reason that any such securities purchased by the Target Portfolio have not yet been delivered it by the Target Portfolio’s broker or brokers, then, in lieu of such delivery, the Target Portfolio shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of such broker or brokers, together with such other documents as may be required by the Acquiring Portfolio or Custodian, including brokers’ confirmation slips.

D. Shareholder Accounts. The Acquiring Portfolio, in order to assist the Target Portfolio in the distribution of the Acquiring Portfolio Shares to the Target Portfolio shareholders after delivery of the Acquiring Portfolio Shares to the Target Portfolio, will establish pursuant to the request of the Target Portfolio an open account with the Acquiring Portfolio for each shareholder of the Target Portfolio and, upon request by the Target Portfolio, shall transfer to such accounts, the exact number of Acquiring Portfolio Shares then held by the Target Portfolio specified in the instruction provided pursuant to Section 2 hereof.

E. Liabilities. The Liabilities shall include all of the Target Portfolio’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

F. Expenses. In the event that the transactions contemplated herein are consummated, Thrivent Financial for Lutherans shall pay the expenses of the Reorganization, including the costs of the special meeting of shareholders of the Target Portfolio. In addition, as part of the Reorganization, the Target Portfolio will write off its remaining unamortized organizational expenses, which shall be reimbursed by Thrivent Financial for Lutherans (or an affiliate thereof). In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable expenses for services provided by third-party vendors incurred to the date of termination of this Agreement shall be borne by Thrivent Financial for Lutherans (or an affiliate thereof).

G. Dissolution. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Target Portfolio shall voluntarily dissolve and completely liquidate by taking, in accordance with the laws of the State of Minnesota and federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Target Portfolio. Immediately after the Closing Date, the share transfer books relating to the Target Portfolio shall be closed and no transfer of shares shall thereafter be made on such books.

4.	Representations and Warranties of the Target Portfolio.

The Target Portfolio hereby represents and warrants to the Acquiring Portfolio, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Portfolio that:

A. Organization. The Fund is a corporation, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of its jurisdiction of organization. The Target Portfolio is a separate series of the Fund duly organized in accordance with the applicable provisions of the Articles of Incorporation of the Fund, as amended through the date hereof (the “Articles of Incorporation”). The Fund and the Target Portfolio are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Portfolio. The Fund and the Target Portfolio have all material federal, state and local authorizations necessary to own all of the Target Portfolio’s properties and assets and to carry on the Target Portfolio’s business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Portfolio.

B. Registration. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded. The Target Portfolio is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding common shares of beneficial interest of the Target Portfolio have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Target Portfolio audited as of and for the year ended December 31, 2011, true and complete copies of which have been heretofore furnished to the Acquiring Portfolio, fairly represent the financial condition and the results of operations of the Target Portfolio as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Target Portfolio shall furnish to the Acquiring Portfolio within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Target Portfolio’s operations as of, and for the periods ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Target Portfolio as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Target Portfolio not disclosed in the financial statements delivered pursuant to Sections 4(C) and 4(D) hereof which would materially affect the Target Portfolio’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Target Portfolio which would, if adversely determined, materially affect the Target Portfolio’s financial condition. All liabilities were incurred by the Target Portfolio in the ordinary course of its business.

F. Material Agreements. The Target Portfolio is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the most recent Prospectus and Statement of Additional Information of the Target Portfolio (collectively, the “Target Portfolio Prospectus”), there are no material agreements outstanding relating to the Target Portfolio to which the Target Portfolio is a party.

G. Statement of Earnings. As promptly as practicable, but in any case no later than 30 calendar days after the Closing Date, the Target Portfolio shall furnish the Acquiring Portfolio with a statement of the earnings and profits of the Target Portfolio within the meaning of the Code as of the Closing Date.

H. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Target Portfolio required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Target Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

I. Necessary Authority. The Fund on behalf of the Target Portfolio has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board on behalf of the Target Portfolio, and except for obtaining approval of the Target Portfolio shareholders, no other corporate acts or proceedings by the Fund on behalf of the Target Portfolio are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Fund on behalf of the Target Portfolio and constitutes a valid and binding obligation of the Target Portfolio enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principles of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

J. No Violation, Consents and Approvals. The execution, delivery and performance of this Agreement by the Fund on behalf of the Target Portfolio does not and will not (i) result in a material violation of any provision of the Fund’s or the Target Portfolio’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Target Portfolio, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Target Portfolio is subject, or (iv) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Target Portfolio. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Target Portfolio of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Target Portfolio of the transactions contemplated by this Agreement.

K. Absence of Changes. From the date of this Agreement through the Closing Date, there shall not have been:

i.	any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Target Portfolio, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business;

ii.	issued by the Target Portfolio any option to purchase or other right to acquire shares of the Target Portfolio to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Target Portfolio Prospectus;

iii.	any entering into, amendment or termination of any contract or agreement by the Target Portfolio, except as otherwise contemplated by this Agreement;

iv.	any indebtedness incurred, other than in the ordinary course of business, by the Target Portfolio for borrowed money or any commitment to borrow money entered into by the Target Portfolio;

v.	any amendment of the Fund’s or the Target Portfolio’s organizational documents; or

vi.	any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Portfolio other than a lien for taxes not yet due and payable.

L. Title. On the Closing Date, the Target Portfolio will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Portfolio will receive good and marketable title to such

Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable.

M. Prospectus/Proxy Statement. The Registration Statement on Form N-14 of the Fund (the “Registration Statement”) and the Prospectus/Proxy Statement contained therein (the “Prospectus/Proxy Statement”), as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conform and will conform as they relate to the Target Portfolio, in all material respects, to the applicable requirements of the applicable federal and state securities laws and the rules and regulations of the Securities and Exchange Commission (the “SEC”) thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4(M) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Portfolio furnished to the Target Portfolio by the Acquiring Portfolio.

N. Tax Qualification. The Target Portfolio has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

O. Fair Market Value. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Portfolio and those to which the Assets are subject.

P. Target Portfolio Liabilities. Except as otherwise provided for herein, the Target Portfolio shall use reasonable efforts, consistent with its ordinary operating procedures, to repay in full any indebtedness for borrowed money and have discharged or reserved against all of the Target Portfolio’s known debts, liabilities and obligations including expenses, costs and charges whether absolute or contingent, accrued or unaccrued.

5.	Representations and Warranties of the Acquiring Portfolio.

The Acquiring Portfolio hereby represents and warrants to the Target Portfolio, which representations and warranties are true and correct on the date hereof, and agrees with the Target Portfolio that:

A. Organization. The Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Acquiring Portfolio is a separate series of the Fund duly organized in accordance with the applicable provisions of the Articles of Incorporation. The Fund and the Acquiring are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Portfolio. The Fund and the Acquiring Portfolio have all material federal, state and local authorizations necessary to own all of the Acquiring Portfolio’s properties and assets and to carry on the Acquiring Portfolio’s business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Portfolio.

B. Registration. The Fund is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded. The Acquiring Portfolio is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of common stock of the Acquiring Portfolio have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Portfolio audited as of and for the year ended December 31, 2011, true and complete copies of which have been heretofore furnished to the Target Portfolio, fairly represent the financial condition and the results of operations of the Acquiring Portfolio as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Acquiring Portfolio shall furnish to the Target Portfolio within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Portfolio as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Acquiring Portfolio not disclosed in the financial statements delivered pursuant to Sections 5(C) and 5(D) hereof which would materially affect the Acquiring Portfolio’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Portfolio which would, if adversely determined, materially affect the Acquiring Portfolio’s financial condition. All liabilities were incurred by the Acquiring Portfolio in the ordinary course of its business.

F. Material Agreements. The Acquiring Portfolio is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and, except as referred to in the Acquiring Portfolio Prospectus there are no material agreements outstanding relating to the Acquiring Portfolio to which the Acquiring Portfolio is a party.

G. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Acquiring Portfolio required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

H. Necessary Authority. The Fund on behalf of the Acquiring Portfolio has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board on behalf of the Acquiring Portfolio, no other corporate acts or proceedings by the Acquiring Portfolio are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Fund on behalf of the Acquiring Portfolio and constitutes a valid and binding obligation of the Acquiring Portfolio enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by the Fund on behalf of the Acquiring Portfolio does not and will not (i) result in a material violation of any provision of the Fund’s or the Acquiring Portfolio’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Portfolio, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Portfolio is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Portfolio. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement.

J. Absence of Proceedings. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Portfolio which would materially affect its financial condition.

K. Acquiring Portfolio Shares: Registration. The Acquiring Portfolio Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act of 1933, as amended (the “Securities Act”), and all applicable state securities laws.

L. Acquiring Portfolio Shares: Authorization. The Acquiring Portfolio Shares to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and non-assessable, will not be subject to pre-emptive or dissenters’ rights and will conform in all material respects to the description thereof contained in the Acquiring Portfolio’s Prospectus furnished to the Target Portfolio.

M. Absence of Changes. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Portfolio, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business.

N. Registration Statement. The Registration Statement and the Prospectus/Proxy Statement as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as they relate to the Acquiring Portfolio, in all material respects, to the applicable requirements of the applicable federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Portfolio furnished to the Acquiring Portfolio by the Target Portfolio.

O. Tax Qualification. The Acquiring Portfolio has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

6.	Covenants.

During the period from the date of this Agreement and continuing until the Closing Date, the Target Portfolio and Acquiring Portfolio agree as follows (except as expressly contemplated or permitted by this Agreement):

A. Other Actions. The Target Portfolio and Acquiring Portfolio shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

B. Government Filings; Consents. The Fund shall file all reports required to be filed by the Target Portfolio and Acquiring Portfolio with the SEC between the date of this Agreement and the Closing Date and the Target Portfolio and Acquiring Portfolio shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Target Portfolio and the Acquiring Portfolio shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the appropriate federal and state officials.

C. Preparation of the Registration Statement and the Prospectus/Proxy Statement. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Target Portfolio or Acquiring Portfolio, as the case may be, required by the Securities Act or the Securities Exchange Act of 1934 and the rules and regulations thereunder, to be set forth in the Registration Statement or the Prospectus/Proxy Statement. The Target Portfolio shall promptly prepare the Prospectus/Proxy Statement and the Acquiring Portfolio shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Target Portfolio and its affiliated persons, the Acquiring Portfolio shall only include such information as is approved by the Target Portfolio for use in the Registration Statement. The Acquiring Portfolio shall not amend or supplement any such information regarding the Target Portfolio and such affiliates without the prior written consent of the Target Portfolio which consent shall not be unreasonably withheld or delayed. The Acquiring Portfolio shall promptly notify and provide the Target Portfolio with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Portfolio shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Portfolio shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Portfolio Shares in the transactions contemplated by this Agreement, and the Target Portfolio shall furnish all information concerning the Target Portfolio and the holders of the Target Portfolio’s shares as may be reasonably requested in connection with any such action.

D. Access to Information. During the period prior to the Closing Date, the Target Portfolio shall make available to the Acquiring Portfolio a copy of each report, schedule, registration statement and other document (the “Documents”) filed or received by it during such period pursuant to the requirements of federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Portfolio shall make available to the Target Portfolio each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law).

E. Shareholder Meetings. The Target Portfolio shall call a meeting of the Target Portfolio shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and proxy card to each shareholder of the Target Portfolio as of the record date for such meeting of shareholders.

F. Portfolios. The Acquiring Portfolio will retain a substantial portion of the Target Portfolio’s “historic” assets (those not acquired in anticipation of the Reorganization) following the Reorganization. The Target Portfolio and Acquiring Portfolio covenant and agree, however, to dispose of certain assets prior to the Closing Date if and to the extent necessary, so that at Closing, when the Assets are added to the Acquiring Portfolio’s portfolio, the resulting portfolio will meet the Acquiring Portfolio’s investment objective, policies and restrictions, as set forth in the Acquiring Portfolio’s Prospectus, a copy of which has been delivered to the Target Portfolio. Nothing herein will require the Target Portfolio to dispose of any portion of the Assets if, in the reasonable judgment of the Target Portfolio’s Directors or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code.

G. Distribution of Shares. The Target Portfolio covenants that at closing it shall cause to be distributed the Acquiring Portfolio Shares in the proper pro rata amount for the benefit of Target Portfolio’s shareholders and that the Target Portfolio shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Target Portfolio covenants to use all reasonable efforts to cooperate with the Acquiring Portfolio and the Acquiring Portfolio’s transfer agent in the distribution of said shares. The Target Portfolio covenants further that, pursuant to Section 3(G) hereof, it shall liquidate and dissolve as promptly as practicable after the Closing Date.

H. Brokers or Finders. Except as disclosed in writing to the other party prior to the date hereof, each of the Target Portfolio and the Acquiring Portfolio represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

I. Additional Agreements. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement, the proper officers of each party to this Agreement shall take all such necessary action.

J. Public Announcements. For a period of time from the date of this Agreement to the Closing Date, the Target Portfolio and the Acquiring Portfolio will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law.

K. Tax Status of Reorganization. The intention of the parties is that the transactions contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Portfolio nor the Target Portfolio shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Portfolio and the Target Portfolio will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden Arps”), special counsel to the Acquiring Portfolio and the Target Portfolio, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by Skadden Arps).

L. Declaration of Dividend. At or immediately prior to the Closing Date, the Target Portfolio shall declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7.	Conditions to Obligations of the Target Portfolio.

The obligations of the Target Portfolio hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Target Portfolio:

A. Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of a “Majority of the Outstanding Voting Securities” (as defined in the Investment Company Act of 1940) of the Target Portfolio.

B. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquiring Portfolio contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Portfolio as of the Closing Date, and the Target Portfolio shall have received a certificate of an authorized officer of the Acquiring Portfolio satisfactory in form and substance to the Target Portfolio so stating. The Acquiring Portfolio shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

E. No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an “Injunction”) preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Portfolio.

F. Tax Opinion. The Target Portfolio shall have obtained an opinion from Skadden Arps, special counsel for the Target Portfolio, dated as of the Closing Date, addressed to the Target Portfolio, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Skadden Arps may reasonably request and the Target Portfolio and the Acquiring Portfolio will cooperate to make and certify the accuracy of such representations.

G. Officer Certificates. The Target Portfolio shall have received a certificate of an authorized officer of the Acquiring Portfolio, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Acquiring Portfolio.

8.	Conditions to Obligations of the Acquiring Portfolio.

The obligations of the Acquiring Portfolio hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Acquiring Portfolio:

A. Representations, Warranties, and Agreements. Each of the representations and warranties of the Target Portfolio contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Portfolio as of the Closing Date, and the Acquiring Portfolio shall have received a certificate of an authorized officer of the Target Portfolio satisfactory in form and substance to the Acquiring Portfolio so stating. The Target Portfolio shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

B. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

C. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

D. No Injunctions or Restrains; Illegality. No Injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

E. Tax Opinion. The Acquiring Portfolio shall have obtained an opinion from Skadden Arps, special counsel for the Acquiring Portfolio, dated as of the Closing Date, addressed to the Acquiring Portfolio, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Skadden Arps may reasonably request and the Target Portfolio and the Acquiring Portfolio will cooperate to make and certify the accuracy of such representations.

F. Shareholder List. The Target Portfolio shall have delivered to the Acquiring Portfolio an updated list of all shareholders of the Target Portfolio, as reported by the Target Portfolio’s transfer agent, as of one (1) business day prior to the Closing Date with each shareholder’s respective holdings in the Target Portfolio, taxpayer identification numbers, Form W9 and last known address.

G. Officer Certificates. The Acquiring Portfolio shall have received a certificate of an authorized officer of the Target Portfolio, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 hereof are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Target Portfolio and by Target Portfolio shareholders.

9.	Amendment, Waiver and Termination.

A. The parties hereto may, by agreement in writing authorized by Board on behalf of each of the Target Portfolio and the Acquiring Portfolio, amend this Agreement at any time before or after approval thereof by the shareholders of the Target Portfolio; provided, however, that after receipt of Target Portfolio shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining Target Portfolio’s shareholder approval thereof.

B. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

C. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

i.	by the consent of the Board on behalf of each of the Target Portfolio and the Acquiring Portfolio;

ii.	by the Target Portfolio, if the Acquiring Portfolio breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iii.	by the Acquiring Portfolio, if the Target Portfolio breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iv.	by either the Target Portfolio or the Acquiring Portfolio, if the Closing has not occurred on or prior to December 31, 2012 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the closing to occur on or before such date);

v.	by the Acquiring Portfolio in the event that: (a) all the conditions precedent to the Target Portfolio’s obligation to close, as set forth in Section 7 hereof, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Acquiring Portfolio gives the Target Portfolio written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all conditions precedent to the Acquiring Portfolio’s obligation to close, as set forth in Section 8 hereof; and (c) the Target Portfolio then fails or refuses to close within the earlier of five (5) business days or December 31, 2012; or

vi.	by the Target Portfolio in the event that: (a) all the conditions precedent to the Acquiring Portfolio’s obligation to close, as set forth in Section 8 hereof have been fully satisfied (or can be fully satisfied at the Closing); (b) the Target Portfolio gives the Acquiring Portfolio written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all the conditions precedent to the Target Portfolio’s obligation to close, as set forth in Section 7 hereof; and (c) the Acquiring Portfolio then fails or refuses to close within the earlier of five (5) business days or December 31, 2012.

10.	Remedies.

In the event of termination of this Agreement by either or both of the Target Portfolio and Acquiring Portfolio pursuant to Section 9(C) hereof, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.

11.	Survival of Warranties and Indemnification.

A. Survival. The representations and warranties included or provided for herein, or in the schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three (3) year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the “Survival Period.” Notwithstanding anything set forth in the immediately preceding sentence, the right of the Acquiring Portfolio and the Target Portfolio to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Acquiring Portfolio or the Target Portfolio be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

B. Indemnification. Each party (an “Indemnitor”) shall indemnify and hold the other and its trustees, officers, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees), including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such

Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

C. Indemnification Procedure. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.	Survival.

The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13.	Notices.

All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Portfolio shall be addressed to the Target Portfolio c/o Thrivent Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, Attention: Chief Legal Officer, or at such other address as the Target Portfolio may designate by written notice to the Acquiring Portfolio. Notice to the Acquiring Portfolio shall be addressed to the Acquiring Portfolio c/o Thrivent Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Portfolio may designate by written notice to the Target Portfolio. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14.	Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

15.	Books and Records.

The Target Portfolio and the Acquiring Portfolio agree that copies of the books and records of the Target Portfolio relating to the Assets including, but not limited to, all files, records, written materials (e.g., closing transcripts, surveillance files and credit reports) shall be delivered by the Target Portfolio to the Acquiring Portfolio on or prior to the Closing Date. In addition to, and without limiting the foregoing, the Target Portfolio and the Acquiring Portfolio agree to take such action as may be necessary in order that the Acquiring Portfolio shall have reasonable access to such other books and records as may be reasonably requested, all for three (3) complete fiscal and tax years after the Closing Date; namely, general ledgers, journal entries, voucher registers, distribution journals, payroll registers, monthly balance owing reports, income tax returns, tax depreciation schedules, and investment tax credit basis schedules.

16.	General.

This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed, or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Fund on behalf of the Target Portfolio and by the Fund on behalf of the Acquiring Portfolio and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties hereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota without regard to principles of conflicts or choice of law.

17.	Limitation of Liability.

It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents or employees of the Fund personally, but shall bind only the property of the Fund, as provided in the Articles of Incorporation. The execution and delivery of this Agreement have been authorized by the Directors and signed by an authorized officer of the Fund, acting as such, and neither such authorization by such Directors nor such execution and delivery by such officer shall be deemed to have been made by any of them personally, but shall bind only the property of the Fund as provided in the Articles of Incorporation. The obligations of any series of the Fund hereunder shall be the exclusive obligation of that series and the parties hereto can only look to the assets of that series to satisfy any debt or obligation incurred by that series hereunder.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

Thrivent Series Fund, Inc. On Behalf of Its Series, Thrivent Partner Socially Responsible Bond Portfolio

Name: Russell W. Swansen Title: President

Attest:

Name: David S. Royal Title: Secretary

Thrivent Series Fund, Inc. On Behalf of Its Series, Thrivent Income Portfolio

Name: Russell W. Swansen Title: President

Attest:

Name: David S. Royal Title: Secretary

APPENDIX C

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of             , 2012 by Thrivent Series Fund, Inc. (the “Fund”), a Minnesota corporation, on behalf of its series, Thrivent Partner Worldwide Allocation Portfolio (the “Acquiring Portfolio”) and Thrivent Partner International Stock Portfolio (the “Target Portfolio”).

W I T N E S S E T H:

WHEREAS, the Board of Directors of the Fund, on behalf of each of the Acquiring Portfolio and the Target Portfolio, has determined that entering into this Agreement whereby the Target Portfolio would transfer all of its assets and liabilities to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio, is in the best interests of the Acquiring Portfolio and the Target Portfolio; and

WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Plan of Transaction.

A. Transfer of Assets. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Target Portfolio will convey, transfer and deliver to the Acquiring Portfolio at the closing, provided for in Section 2 hereof, all of the existing assets of the Target Portfolio (including accrued interest to the Closing Date) (as defined below)), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the “Assets”).

B. Consideration. In consideration thereof, the Acquiring Portfolio agrees that the Acquiring Portfolio at the closing will (i) deliver to the Target Portfolio, full and fractional shares of beneficial interest, par value $0.01 per share, of the Acquiring Portfolio having net asset values per share calculated as provided in Section 3(A) hereof, in an amount equal to the aggregate dollar value of the Assets determined pursuant to Section 3(A) hereof net of any liabilities of the Target Portfolio described in Section 3(E) hereof (the “Liabilities”) (collectively, the “Acquiring Portfolio Shares”) and (ii) assume all of the Liabilities of the Target Portfolio. The calculation of full and fractional Acquiring Portfolio Shares to be exchanged shall be carried out to no less than two (2) decimal places. All Acquiring Portfolio Shares delivered to the Target Portfolio in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fees being imposed.

2.	Closing of the Transaction.

A. Closing Date. The closing shall occur after the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Portfolio at which this Agreement will be considered and approved, or such later date as determined by the Fund’s secretary (the “Closing Date”). On the Closing Date, the Acquiring Portfolio shall deliver to the Target Portfolio the Acquiring Portfolio Shares in the amount determined pursuant to Section 1(B) hereof and the Target Portfolio thereafter shall, in order to effect the distribution of such shares to the Target Portfolio shareholders, instruct the Acquiring Portfolio to register the pro rata interest in the Acquiring Portfolio Shares (in full and fractional shares) of each of the holders of record of shares of the Target Portfolio in accordance with their holdings of shares of the Target Portfolio and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Portfolio agrees promptly to comply with said instruction. The Acquiring Portfolio shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

3.	Procedure for Reorganization.

A. Valuation. The value of the Assets and Liabilities of the Target Portfolio to be transferred and assumed, respectively, by the Acquiring Portfolio shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Portfolio (collectively, the “Acquiring Portfolio Prospectus”), copies of which have been delivered to the Target Portfolio.

B. Delivery of Portfolio Assets. The Assets shall be delivered to State Street Bank and Trust Company as Custodian for the Acquiring Portfolio or such other custodian as designated by the Acquiring Portfolio (collectively the “Custodian”) for the benefit of the Acquiring Portfolio, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers.

C. Failure to Deliver Securities. If the Target Portfolio is unable to make delivery pursuant to Section 3(B) hereof to the Custodian of any of the securities of the Target Portfolio for the reason that any such securities purchased by the Target Portfolio have not yet been delivered it by the Target Portfolio’s broker or brokers, then, in lieu of such delivery, the Target Portfolio shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of such broker or brokers, together with such other documents as may be required by the Acquiring Portfolio or Custodian, including brokers’ confirmation slips.

D. Shareholder Accounts. The Acquiring Portfolio, in order to assist the Target Portfolio in the distribution of the Acquiring Portfolio Shares to the Target Portfolio shareholders after delivery of the Acquiring Portfolio Shares to the Target Portfolio, will establish pursuant to the request of the Target Portfolio an open account with the Acquiring Portfolio for each shareholder of the Target Portfolio and, upon request by the Target Portfolio, shall transfer to such accounts, the exact number of Acquiring Portfolio Shares then held by the Target Portfolio specified in the instruction provided pursuant to Section 2 hereof.

E. Liabilities. The Liabilities shall include all of the Target Portfolio’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

F. Expenses. In the event that the transactions contemplated herein are consummated, the Target Portfolio shall pay the expenses of the Reorganization, including the costs of the special meeting of shareholders of the Target Portfolio. In addition, as part of the Reorganization, the Target Portfolio will write off its remaining unamortized organizational expenses, which shall be reimbursed by Thrivent Financial for Lutherans (or an affiliate thereof). In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable expenses for services provided by third-party vendors incurred to the date of termination of this Agreement shall be borne by Thrivent Financial for Lutherans (or an affiliate thereof).

G. Dissolution. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Target Portfolio shall voluntarily dissolve and completely liquidate by taking, in accordance with the laws of the State of Minnesota and federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Target Portfolio. Immediately after the Closing Date, the share transfer books relating to the Target Portfolio shall be closed and no transfer of shares shall thereafter be made on such books.

4.	Representations and Warranties of the Target Portfolio.

The Target Portfolio hereby represents and warrants to the Acquiring Portfolio, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Portfolio that:

A. Organization. The Fund is a corporation, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of its jurisdiction of organization. The Target Portfolio is a separate series of the Fund duly organized in accordance with the applicable provisions of the Articles of Incorporation of the Fund, as amended through the date hereof (the “Articles of Incorporation”). The Fund and the Target Portfolio are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Portfolio. The Fund and the Target Portfolio have all material federal, state and local authorizations necessary to own all of the Target Portfolio’s properties and assets and to carry on the Target Portfolio’s business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Portfolio.

B. Registration. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded. The Target Portfolio is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding common shares of beneficial interest of the Target Portfolio have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Target Portfolio audited as of and for the year ended December 31, 2011, true and complete copies of which have been heretofore furnished to the Acquiring Portfolio, fairly represent the financial condition and the results of operations of the Target Portfolio as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Target Portfolio shall furnish to the Acquiring Portfolio within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Target Portfolio’s operations as of, and for the periods ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Target Portfolio as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Target Portfolio not disclosed in the financial statements delivered pursuant to Sections 4(C) and 4(D) hereof which would materially affect the Target Portfolio’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Target Portfolio which would, if adversely determined, materially affect the Target Portfolio’s financial condition. All liabilities were incurred by the Target Portfolio in the ordinary course of its business.

F. Material Agreements. The Target Portfolio is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the most recent Prospectus and Statement of Additional Information of the Target Portfolio (collectively, the “Target Portfolio Prospectus”), there are no material agreements outstanding relating to the Target Portfolio to which the Target Portfolio is a party.

G. Statement of Earnings. As promptly as practicable, but in any case no later than 30 calendar days after the Closing Date, the Target Portfolio shall furnish the Acquiring Portfolio with a statement of the earnings and profits of the Target Portfolio within the meaning of the Code as of the Closing Date.

H. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Target Portfolio required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Target Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

I. Necessary Authority. The Fund on behalf of the Target Portfolio has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board on behalf of the Target Portfolio, and except for obtaining approval of the Target Portfolio shareholders, no other corporate acts or proceedings by the Fund on behalf of the Target Portfolio are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Fund on behalf of the Target Portfolio and constitutes a valid and binding obligation of the Target Portfolio enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principles of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

J. No Violation, Consents and Approvals. The execution, delivery and performance of this Agreement by the Fund on behalf of the Target Portfolio does not and will not (i) result in a material violation of any provision of the Fund’s or the Target Portfolio’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Target Portfolio, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Target Portfolio is subject, or (iv) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Target Portfolio. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Target Portfolio of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Target Portfolio of the transactions contemplated by this Agreement.

K. Absence of Changes. From the date of this Agreement through the Closing Date, there shall not have been:

i.	any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Target Portfolio, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business;

ii.	issued by the Target Portfolio any option to purchase or other right to acquire shares of the Target Portfolio to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Target Portfolio Prospectus;

iii.	any entering into, amendment or termination of any contract or agreement by the Target Portfolio, except as otherwise contemplated by this Agreement;

iv.	any indebtedness incurred, other than in the ordinary course of business, by the Target Portfolio for borrowed money or any commitment to borrow money entered into by the Target Portfolio;

v.	any amendment of the Fund’s or the Target Portfolio’s organizational documents; or

vi.	any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Portfolio other than a lien for taxes not yet due and payable.

L. Title. On the Closing Date, the Target Portfolio will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Portfolio will receive good and marketable title to such

Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable.

M. Prospectus/Proxy Statement. The Registration Statement on Form N-14 of the Fund (the “Registration Statement”) and the Prospectus/Proxy Statement contained therein (the “Prospectus/Proxy Statement”), as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conform and will conform as they relate to the Target Portfolio, in all material respects, to the applicable requirements of the applicable federal and state securities laws and the rules and regulations of the Securities and Exchange Commission (the “SEC”) thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4(M) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Portfolio furnished to the Target Portfolio by the Acquiring Portfolio.

N. Tax Qualification. The Target Portfolio has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

O. Fair Market Value. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Portfolio and those to which the Assets are subject.

P. Target Portfolio Liabilities. Except as otherwise provided for herein, the Target Portfolio shall use reasonable efforts, consistent with its ordinary operating procedures, to repay in full any indebtedness for borrowed money and have discharged or reserved against all of the Target Portfolio’s known debts, liabilities and obligations including expenses, costs and charges whether absolute or contingent, accrued or unaccrued.

5.	Representations and Warranties of the Acquiring Portfolio.

The Acquiring Portfolio hereby represents and warrants to the Target Portfolio, which representations and warranties are true and correct on the date hereof, and agrees with the Target Portfolio that:

A. Organization. The Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Acquiring Portfolio is a separate series of the Fund duly organized in accordance with the applicable provisions of the Articles of Incorporation. The Fund and the Acquiring are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Portfolio. The Fund and the Acquiring Portfolio have all material federal, state and local authorizations necessary to own all of the Acquiring Portfolio’s properties and assets and to carry on the Acquiring Portfolio’s business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Portfolio.

B. Registration. The Fund is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded. The Acquiring Portfolio is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of common stock of the Acquiring Portfolio have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Portfolio audited as of and for the year ended December 31, 2011, true and complete copies of which have been heretofore furnished to the Target Portfolio, fairly represent the financial condition and the results of operations of the Acquiring Portfolio as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Acquiring Portfolio shall furnish to the Target Portfolio within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Portfolio as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Acquiring Portfolio not disclosed in the financial statements delivered pursuant to Sections 5(C) and 5(D) hereof which would materially affect the Acquiring Portfolio’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Portfolio which would, if adversely determined, materially affect the Acquiring Portfolio’s financial condition. All liabilities were incurred by the Acquiring Portfolio in the ordinary course of its business.

F. Material Agreements. The Acquiring Portfolio is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and, except as referred to in the Acquiring Portfolio Prospectus there are no material agreements outstanding relating to the Acquiring Portfolio to which the Acquiring Portfolio is a party.

G. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Acquiring Portfolio required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

H. Necessary Authority. The Fund on behalf of the Acquiring Portfolio has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board on behalf of the Acquiring Portfolio, no other corporate acts or proceedings by the Acquiring Portfolio are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Fund on behalf of the Acquiring Portfolio and constitutes a valid and binding obligation of the Acquiring Portfolio enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by the Fund on behalf of the Acquiring Portfolio does not and will not (i) result in a material violation of any provision of the Fund’s or the Acquiring Portfolio’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Portfolio, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Portfolio is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Portfolio. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement.

J. Absence of Proceedings. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Portfolio which would materially affect its financial condition.

K. Acquiring Portfolio Shares: Registration. The Acquiring Portfolio Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act of 1933, as amended (the “Securities Act”), and all applicable state securities laws.

L. Acquiring Portfolio Shares: Authorization. The Acquiring Portfolio Shares to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and non-assessable, will not be subject to pre-emptive or dissenters’ rights and will conform in all material respects to the description thereof contained in the Acquiring Portfolio’s Prospectus furnished to the Target Portfolio.

M. Absence of Changes. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Portfolio, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business.

N. Registration Statement. The Registration Statement and the Prospectus/Proxy Statement as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as they relate to the Acquiring Portfolio, in all material respects, to the applicable requirements of the applicable federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Portfolio furnished to the Acquiring Portfolio by the Target Portfolio.

O. Tax Qualification. The Acquiring Portfolio has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

6.	Covenants.

During the period from the date of this Agreement and continuing until the Closing Date, the Target Portfolio and Acquiring Portfolio agree as follows (except as expressly contemplated or permitted by this Agreement):

A. Other Actions. The Target Portfolio and Acquiring Portfolio shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

B. Government Filings; Consents. The Fund shall file all reports required to be filed by the Target Portfolio and Acquiring Portfolio with the SEC between the date of this Agreement and the Closing Date and the Target Portfolio and Acquiring Portfolio shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Target Portfolio and the Acquiring Portfolio shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the appropriate federal and state officials.

C. Preparation of the Registration Statement and the Prospectus/Proxy Statement. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Target Portfolio or Acquiring Portfolio, as the case may be, required by the Securities Act or the Securities Exchange Act of 1934 and the rules and regulations thereunder, to be set forth in the Registration Statement or the Prospectus/Proxy Statement. The Target Portfolio shall promptly prepare the Prospectus/Proxy Statement and the Acquiring Portfolio shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Target Portfolio and its affiliated persons, the Acquiring Portfolio shall only include such information as is approved by the Target Portfolio for use in the Registration Statement. The Acquiring Portfolio shall not amend or supplement any such information regarding the Target Portfolio and such affiliates without the prior written consent of the Target Portfolio which consent shall not be unreasonably withheld or delayed. The Acquiring Portfolio shall promptly notify and provide the Target Portfolio with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Portfolio shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Portfolio shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Portfolio Shares in the transactions contemplated by this Agreement, and the Target Portfolio shall furnish all information concerning the Target Portfolio and the holders of the Target Portfolio’s shares as may be reasonably requested in connection with any such action.

D. Access to Information. During the period prior to the Closing Date, the Target Portfolio shall make available to the Acquiring Portfolio a copy of each report, schedule, registration statement and other document (the “Documents”) filed or received by it during such period pursuant to the requirements of federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Portfolio shall make available to the Target Portfolio each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law).

E. Shareholder Meetings. The Target Portfolio shall call a meeting of the Target Portfolio shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and proxy card to each shareholder of the Target Portfolio as of the record date for such meeting of shareholders.

F. Portfolios. The Acquiring Portfolio will retain a substantial portion of the Target Portfolio’s “historic” assets (those not acquired in anticipation of the Reorganization) following the Reorganization. The Target Portfolio and Acquiring Portfolio covenant and agree, however, to dispose of certain assets prior to the Closing Date if and to the extent necessary, so that at Closing, when the Assets are added to the Acquiring Portfolio’s portfolio, the resulting portfolio will meet the Acquiring Portfolio’s investment objective, policies and restrictions, as set forth in the Acquiring Portfolio’s Prospectus, a copy of which has been delivered to the Target Portfolio. Nothing herein will require the Target Portfolio to dispose of any portion of the Assets if, in the reasonable judgment of the Target Portfolio’s Directors or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code.

G. Distribution of Shares. The Target Portfolio covenants that at closing it shall cause to be distributed the Acquiring Portfolio Shares in the proper pro rata amount for the benefit of Target Portfolio’s shareholders and that the Target Portfolio shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Target Portfolio covenants to use all reasonable efforts to cooperate with the Acquiring Portfolio and the Acquiring Portfolio’s transfer agent in the distribution of said shares. The Target Portfolio covenants further that, pursuant to Section 3(G) hereof, it shall liquidate and dissolve as promptly as practicable after the Closing Date.

H. Brokers or Finders. Except as disclosed in writing to the other party prior to the date hereof, each of the Target Portfolio and the Acquiring Portfolio represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

I. Additional Agreements. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement, the proper officers of each party to this Agreement shall take all such necessary action.

J. Public Announcements. For a period of time from the date of this Agreement to the Closing Date, the Target Portfolio and the Acquiring Portfolio will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law.

K. Tax Status of Reorganization. The intention of the parties is that the transactions contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Portfolio nor the Target Portfolio shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Portfolio and the Target Portfolio will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden Arps”), special counsel to the Acquiring Portfolio and the Target Portfolio, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by Skadden Arps).

L. Declaration of Dividend. At or immediately prior to the Closing Date, the Target Portfolio shall declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7.	Conditions to Obligations of the Target Portfolio.

The obligations of the Target Portfolio hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Target Portfolio:

A. Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of a “Majority of the Outstanding Voting Securities” (as defined in the Investment Company Act of 1940) of the Target Portfolio.

B. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquiring Portfolio contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Portfolio as of the Closing Date, and the Target Portfolio shall have received a certificate of an authorized officer of the Acquiring Portfolio satisfactory in form and substance to the Target Portfolio so stating. The Acquiring Portfolio shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

E. No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an “Injunction”) preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Portfolio.

F. Tax Opinion. The Target Portfolio shall have obtained an opinion from Skadden Arps, special counsel for the Target Portfolio, dated as of the Closing Date, addressed to the Target Portfolio, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Skadden Arps may reasonably request and the Target Portfolio and the Acquiring Portfolio will cooperate to make and certify the accuracy of such representations.

G. Officer Certificates. The Target Portfolio shall have received a certificate of an authorized officer of the Acquiring Portfolio, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Acquiring Portfolio.

8.	Conditions to Obligations of the Acquiring Portfolio.

The obligations of the Acquiring Portfolio hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Acquiring Portfolio:

A. Representations, Warranties, and Agreements. Each of the representations and warranties of the Target Portfolio contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Portfolio as of the Closing Date, and the Acquiring Portfolio shall have received a certificate of an authorized officer of the Target Portfolio satisfactory in form and substance to the Acquiring Portfolio so stating. The Target Portfolio shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

B. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

C. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

D. No Injunctions or Restrains; Illegality. No Injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

E. Tax Opinion. The Acquiring Portfolio shall have obtained an opinion from Skadden Arps, special counsel for the Acquiring Portfolio, dated as of the Closing Date, addressed to the Acquiring Portfolio, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Skadden Arps may reasonably request and the Target Portfolio and the Acquiring Portfolio will cooperate to make and certify the accuracy of such representations.

F. Shareholder List. The Target Portfolio shall have delivered to the Acquiring Portfolio an updated list of all shareholders of the Target Portfolio, as reported by the Target Portfolio’s transfer agent, as of one (1) business day prior to the Closing Date with each shareholder’s respective holdings in the Target Portfolio, taxpayer identification numbers, Form W9 and last known address.

G. Officer Certificates. The Acquiring Portfolio shall have received a certificate of an authorized officer of the Target Portfolio, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 hereof are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Target Portfolio and by Target Portfolio shareholders.

9.	Amendment, Waiver and Termination.

A. The parties hereto may, by agreement in writing authorized by Board on behalf of each of the Target Portfolio and the Acquiring Portfolio, amend this Agreement at any time before or after approval thereof by the shareholders of the Target Portfolio; provided, however, that after receipt of Target Portfolio shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining Target Portfolio’s shareholder approval thereof.

B. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

C. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

i.	by the consent of the Board on behalf of each of the Target Portfolio and the Acquiring Portfolio;

ii.	by the Target Portfolio, if the Acquiring Portfolio breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iii.	by the Acquiring Portfolio, if the Target Portfolio breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iv.

by either the Target Portfolio or the Acquiring Portfolio, if the Closing has not occurred on or prior to December 31, 2012 (provided that the rights to terminate this Agreement pursuant to this subsection

(C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the closing to occur on or before such date);

v.	by the Acquiring Portfolio in the event that: (a) all the conditions precedent to the Target Portfolio’s obligation to close, as set forth in Section 7 hereof, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Acquiring Portfolio gives the Target Portfolio written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all conditions precedent to the Acquiring Portfolio’s obligation to close, as set forth in Section 8 hereof; and (c) the Target Portfolio then fails or refuses to close within the earlier of five (5) business days or December 31, 2012; or

vi.	by the Target Portfolio in the event that: (a) all the conditions precedent to the Acquiring Portfolio’s obligation to close, as set forth in Section 8 hereof have been fully satisfied (or can be fully satisfied at the Closing); (b) the Target Portfolio gives the Acquiring Portfolio written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all the conditions precedent to the Target Portfolio’s obligation to close, as set forth in Section 7 hereof; and (c) the Acquiring Portfolio then fails or refuses to close within the earlier of five (5) business days or December 31, 2012.

10.	Remedies.

In the event of termination of this Agreement by either or both of the Target Portfolio and Acquiring Portfolio pursuant to Section 9(C) hereof, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.

11.	Survival of Warranties and Indemnification.

A. Survival. The representations and warranties included or provided for herein, or in the schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three (3) year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the “Survival Period.” Notwithstanding anything set forth in the immediately preceding sentence, the right of the Acquiring Portfolio and the Target Portfolio to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Acquiring Portfolio or the Target Portfolio be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

B. Indemnification. Each party (an “Indemnitor”) shall indemnify and hold the other and its trustees, officers, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees), including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

C. Indemnification Procedure. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.	Survival.

The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13.	Notices.

All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Portfolio shall be addressed to the Target Portfolio c/o Thrivent Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, Attention: Chief Legal Officer, or at such other address as the Target Portfolio may designate by written notice to the Acquiring Portfolio. Notice to the Acquiring Portfolio shall be addressed to the Acquiring Portfolio c/o Thrivent Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Portfolio may designate by written notice to the Target Portfolio. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14.	Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

15.	Books and Records.

The Target Portfolio and the Acquiring Portfolio agree that copies of the books and records of the Target Portfolio relating to the Assets including, but not limited to, all files, records, written materials (e.g., closing transcripts, surveillance files and credit reports) shall be delivered by the Target Portfolio to the Acquiring Portfolio on or prior to the Closing Date. In addition to, and without limiting the foregoing, the Target Portfolio and the Acquiring Portfolio agree to take such action as may be necessary in order that the Acquiring Portfolio shall have reasonable access to such other books and records as may be reasonably requested, all for three (3) complete fiscal and tax years after the Closing Date; namely, general ledgers, journal entries, voucher registers, distribution journals, payroll registers, monthly balance owing reports, income tax returns, tax depreciation schedules, and investment tax credit basis schedules.

16.	General.

This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed, or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Fund on behalf of the Target Portfolio and by the Fund on behalf of the Acquiring Portfolio and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties hereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota without regard to principles of conflicts or choice of law.

17.	Limitation of Liability.

It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents or employees of the Fund personally, but shall bind only the property of the Fund, as provided in the Articles of Incorporation. The execution and delivery of this Agreement have been authorized by the Directors and signed by an authorized officer of the Fund, acting as such, and neither such authorization by such Directors nor such execution and delivery by such officer shall be deemed to have been made by any of them personally, but shall bind only the property of the Fund as provided in the Articles of Incorporation. The obligations of any series of the Fund hereunder shall be the exclusive obligation of that series and the parties hereto can only look to the assets of that series to satisfy any debt or obligation incurred by that series hereunder.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

Thrivent Series Fund, Inc. On Behalf of Its Series, Thrivent Partner International Stock Portfolio

Name: Russell W. Swansen Title: President

Attest:

Name: David S. Royal Title: Secretary

Thrivent Series Fund, Inc. On Behalf of Its Series, Thrivent Partner Worldwide Allocation Portfolio

Name: Russell W. Swansen Title: President

Attest:

Name: David S. Royal Title: Secretary

APPENDIX D

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of             , 2012 by Thrivent Series Fund, Inc. (the “Fund”), a Minnesota corporation, on behalf of its series, Thrivent Large Cap Growth Portfolio (the “Acquiring Portfolio”) and Thrivent Large Cap Growth Portfolio II (the “Target Portfolio”).

W  I  T  N  E  S  S  E  T  H:

WHEREAS, the Board of Directors of the Fund, on behalf of each of the Acquiring Portfolio and the Target Portfolio, has determined that entering into this Agreement whereby the Target Portfolio would transfer all of its assets and liabilities to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio, is in the best interests of the Acquiring Portfolio and the Target Portfolio; and

WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Plan of Transaction.

A. Transfer of Assets. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Target Portfolio will convey, transfer and deliver to the Acquiring Portfolio at the closing, provided for in Section 2 hereof, all of the existing assets of the Target Portfolio (including accrued interest to the Closing Date) (as defined below)), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the “Assets”).

B. Consideration. In consideration thereof, the Acquiring Portfolio agrees that the Acquiring Portfolio at the closing will (i) deliver to the Target Portfolio, full and fractional shares of beneficial interest, par value $0.01 per share, of the Acquiring Portfolio having net asset values per share calculated as provided in Section 3(A) hereof, in an amount equal to the aggregate dollar value of the Assets determined pursuant to Section 3(A) hereof net of any liabilities of the Target Portfolio described in Section 3(E) hereof (the “Liabilities”) (collectively, the “Acquiring Portfolio Shares”) and (ii) assume all of the Liabilities of the Target Portfolio. The calculation of full and fractional Acquiring Portfolio Shares to be exchanged shall be carried out to no less than two (2) decimal places. All Acquiring Portfolio Shares delivered to the Target Portfolio in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fees being imposed.

2.	Closing of the Transaction.

A. Closing Date. The closing shall occur after the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Portfolio at which this Agreement will be considered and approved, or such later date as determined by the Fund’s secretary (the “Closing Date”). On the Closing Date, the Acquiring Portfolio shall deliver to the Target Portfolio the Acquiring Portfolio Shares in the amount determined pursuant to Section 1(B) hereof and the Target Portfolio thereafter shall, in order to effect the distribution of such shares to the Target Portfolio shareholders, instruct the Acquiring Portfolio to register the pro rata interest in the Acquiring Portfolio Shares (in full and fractional shares) of each of the holders of record of shares of the Target Portfolio in accordance with their holdings of shares of the Target Portfolio and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Portfolio agrees promptly to comply with said instruction. The Acquiring Portfolio shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

3.	Procedure for Reorganization.

A. Valuation. The value of the Assets and Liabilities of the Target Portfolio to be transferred and assumed, respectively, by the Acquiring Portfolio shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Portfolio (collectively, the “Acquiring Portfolio Prospectus”), copies of which have been delivered to the Target Portfolio.

B. Delivery of Portfolio Assets. The Assets shall be delivered to State Street Bank and Trust Company as Custodian for the Acquiring Portfolio or such other custodian as designated by the Acquiring Portfolio (collectively the “Custodian”) for the benefit of the Acquiring Portfolio, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers.

C. Failure to Deliver Securities. If the Target Portfolio is unable to make delivery pursuant to Section 3(B) hereof to the Custodian of any of the securities of the Target Portfolio for the reason that any such securities purchased by the Target Portfolio have not yet been delivered it by the Target Portfolio’s broker or brokers, then, in lieu of such delivery, the Target Portfolio shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of such broker or brokers, together with such other documents as may be required by the Acquiring Portfolio or Custodian, including brokers’ confirmation slips.

D. Shareholder Accounts. The Acquiring Portfolio, in order to assist the Target Portfolio in the distribution of the Acquiring Portfolio Shares to the Target Portfolio shareholders after delivery of the Acquiring Portfolio Shares to the Target Portfolio, will establish pursuant to the request of the Target Portfolio an open account with the Acquiring Portfolio for each shareholder of the Target Portfolio and, upon request by the Target Portfolio, shall transfer to such accounts, the exact number of Acquiring Portfolio Shares then held by the Target Portfolio specified in the instruction provided pursuant to Section 2 hereof.

E. Liabilities. The Liabilities shall include all of the Target Portfolio’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

F. Expenses. In the event that the transactions contemplated herein are consummated, the Target Portfolio shall pay the expenses of the Reorganization, including the costs of the special meeting of shareholders of the Target Portfolio. In addition, as part of the Reorganization, the Target Portfolio will write off its remaining unamortized organizational expenses, which shall be reimbursed by Thrivent Financial for Lutherans (or an affiliate thereof). In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable expenses for services provided by third-party vendors incurred to the date of termination of this Agreement shall be borne by Thrivent Financial for Lutherans (or an affiliate thereof).

G. Dissolution. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Target Portfolio shall voluntarily dissolve and completely liquidate by taking, in accordance with the laws of the State of Minnesota and federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Target Portfolio. Immediately after the Closing Date, the share transfer books relating to the Target Portfolio shall be closed and no transfer of shares shall thereafter be made on such books.

4.	Representations and Warranties of the Target Portfolio.

The Target Portfolio hereby represents and warrants to the Acquiring Portfolio, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Portfolio that:

A. Organization. The Fund is a corporation, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of its jurisdiction of organization. The Target Portfolio is a separate series of the Fund duly organized in accordance with the applicable provisions of the Articles of Incorporation of the Fund, as amended through the date hereof (the “Articles of Incorporation”). The Fund and the Target Portfolio are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Portfolio. The Fund and the Target Portfolio have all material federal, state and local authorizations necessary to own all of the Target Portfolio’s properties and assets and to carry on the Target Portfolio’s business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Portfolio.

B. Registration. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded. The Target Portfolio is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding common shares of beneficial interest of the Target Portfolio have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Target Portfolio audited as of and for the year ended December 31, 2011, true and complete copies of which have been heretofore furnished to the Acquiring Portfolio, fairly represent the financial condition and the results of operations of the Target Portfolio as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Target Portfolio shall furnish to the Acquiring Portfolio within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Target Portfolio’s operations as of, and for the periods ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Target Portfolio as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Target Portfolio not disclosed in the financial statements delivered pursuant to Sections 4(C) and 4(D) hereof which would materially affect the Target Portfolio’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Target Portfolio which would, if adversely determined, materially affect the Target Portfolio’s financial condition. All liabilities were incurred by the Target Portfolio in the ordinary course of its business.

F. Material Agreements. The Target Portfolio is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the most recent Prospectus and Statement of Additional Information of the Target Portfolio (collectively, the “Target Portfolio Prospectus”), there are no material agreements outstanding relating to the Target Portfolio to which the Target Portfolio is a party.

G. Statement of Earnings. As promptly as practicable, but in any case no later than 30 calendar days after the Closing Date, the Target Portfolio shall furnish the Acquiring Portfolio with a statement of the earnings and profits of the Target Portfolio within the meaning of the Code as of the Closing Date.

H. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Target Portfolio required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Target Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

I. Necessary Authority. The Fund on behalf of the Target Portfolio has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board on behalf of the Target Portfolio, and except for obtaining approval of the Target Portfolio shareholders, no other corporate acts or proceedings by the Fund on behalf of the Target Portfolio are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Fund on behalf of the Target Portfolio and constitutes a valid and binding obligation of the Target Portfolio enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principles of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

J. No Violation, Consents and Approvals. The execution, delivery and performance of this Agreement by the Fund on behalf of the Target Portfolio does not and will not (i) result in a material violation of any provision of the Fund’s or the Target Portfolio’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Target Portfolio, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Target Portfolio is subject, or (iv) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Target Portfolio. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Target Portfolio of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Target Portfolio of the transactions contemplated by this Agreement.

K. Absence of Changes. From the date of this Agreement through the Closing Date, there shall not have been:

i.	any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Target Portfolio, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business;

ii.	issued by the Target Portfolio any option to purchase or other right to acquire shares of the Target Portfolio to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Target Portfolio Prospectus;

iii.	any entering into, amendment or termination of any contract or agreement by the Target Portfolio, except as otherwise contemplated by this Agreement;

iv.	any indebtedness incurred, other than in the ordinary course of business, by the Target Portfolio for borrowed money or any commitment to borrow money entered into by the Target Portfolio;

v.	any amendment of the Fund’s or the Target Portfolio’s organizational documents; or

vi.	any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Portfolio other than a lien for taxes not yet due and payable.

L. Title. On the Closing Date, the Target Portfolio will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Portfolio will receive good and marketable title to such

Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable.

M. Prospectus/Proxy Statement. The Registration Statement on Form N-14 of the Fund (the “Registration Statement”) and the Prospectus/Proxy Statement contained therein (the “Prospectus/Proxy Statement”), as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conform and will conform as they relate to the Target Portfolio, in all material respects, to the applicable requirements of the applicable federal and state securities laws and the rules and regulations of the Securities and Exchange Commission (the “SEC”) thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4(M) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Portfolio furnished to the Target Portfolio by the Acquiring Portfolio.

N. Tax Qualification. The Target Portfolio has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

O. Fair Market Value. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Portfolio and those to which the Assets are subject.

P. Target Portfolio Liabilities. Except as otherwise provided for herein, the Target Portfolio shall use reasonable efforts, consistent with its ordinary operating procedures, to repay in full any indebtedness for borrowed money and have discharged or reserved against all of the Target Portfolio’s known debts, liabilities and obligations including expenses, costs and charges whether absolute or contingent, accrued or unaccrued.

5.	Representations and Warranties of the Acquiring Portfolio.

The Acquiring Portfolio hereby represents and warrants to the Target Portfolio, which representations and warranties are true and correct on the date hereof, and agrees with the Target Portfolio that:

A. Organization. The Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Acquiring Portfolio is a separate series of the Fund duly organized in accordance with the applicable provisions of the Articles of Incorporation. The Fund and the Acquiring are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Portfolio. The Fund and the Acquiring Portfolio have all material federal, state and local authorizations necessary to own all of the Acquiring Portfolio’s properties and assets and to carry on the Acquiring Portfolio’s business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Portfolio.

B. Registration. The Fund is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded. The Acquiring Portfolio is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of common stock of the Acquiring Portfolio have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Portfolio audited as of and for the year ended December 31, 2011, true and complete copies of which have been heretofore furnished to the Target Portfolio, fairly represent the financial condition and the results of operations of the Acquiring Portfolio as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Acquiring Portfolio shall furnish to the Target Portfolio within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Portfolio as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Acquiring Portfolio not disclosed in the financial statements delivered pursuant to Sections 5(C) and 5(D) hereof which would materially affect the Acquiring Portfolio’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Portfolio which would, if adversely determined, materially affect the Acquiring Portfolio’s financial condition. All liabilities were incurred by the Acquiring Portfolio in the ordinary course of its business.

F. Material Agreements. The Acquiring Portfolio is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and, except as referred to in the Acquiring Portfolio Prospectus there are no material agreements outstanding relating to the Acquiring Portfolio to which the Acquiring Portfolio is a party.

G. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Acquiring Portfolio required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

H. Necessary Authority. The Fund on behalf of the Acquiring Portfolio has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board on behalf of the Acquiring Portfolio, no other corporate acts or proceedings by the Acquiring Portfolio are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Fund on behalf of the Acquiring Portfolio and constitutes a valid and binding obligation of the Acquiring Portfolio enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by the Fund on behalf of the Acquiring Portfolio does not and will not (i) result in a material violation of any provision of the Fund’s or the Acquiring Portfolio’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Portfolio, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Portfolio is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Portfolio. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement.

J. Absence of Proceedings. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Portfolio which would materially affect its financial condition.

K. Acquiring Portfolio Shares: Registration. The Acquiring Portfolio Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act of 1933, as amended (the “Securities Act”), and all applicable state securities laws.

L. Acquiring Portfolio Shares: Authorization. The Acquiring Portfolio Shares to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and non-assessable, will not be subject to pre-emptive or dissenters’ rights and will conform in all material respects to the description thereof contained in the Acquiring Portfolio’s Prospectus furnished to the Target Portfolio.

M. Absence of Changes. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Portfolio, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business.

N. Registration Statement. The Registration Statement and the Prospectus/Proxy Statement as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as they relate to the Acquiring Portfolio, in all material respects, to the applicable requirements of the applicable federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Portfolio furnished to the Acquiring Portfolio by the Target Portfolio.

O. Tax Qualification. The Acquiring Portfolio has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

6.	Covenants.

During the period from the date of this Agreement and continuing until the Closing Date, the Target Portfolio and Acquiring Portfolio agree as follows (except as expressly contemplated or permitted by this Agreement):

A. Other Actions. The Target Portfolio and Acquiring Portfolio shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

B. Government Filings; Consents. The Fund shall file all reports required to be filed by the Target Portfolio and Acquiring Portfolio with the SEC between the date of this Agreement and the Closing Date and the Target Portfolio and Acquiring Portfolio shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Target Portfolio and the Acquiring Portfolio shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the appropriate federal and state officials.

C. Preparation of the Registration Statement and the Prospectus/Proxy Statement. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Target Portfolio or Acquiring Portfolio, as the case may be, required by the Securities Act or the Securities Exchange Act of 1934 and the rules and regulations thereunder, to be set forth in the Registration Statement or the Prospectus/Proxy Statement. The Target Portfolio shall promptly prepare the Prospectus/Proxy Statement and the Acquiring Portfolio shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Target Portfolio and its affiliated persons, the Acquiring Portfolio shall only include such information as is approved by the Target Portfolio for use in the Registration Statement. The Acquiring Portfolio shall not amend or supplement any such information regarding the Target Portfolio and such affiliates without the prior written consent of the Target Portfolio which consent shall not be unreasonably withheld or delayed. The Acquiring Portfolio shall promptly notify and provide the Target Portfolio with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Portfolio shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Portfolio shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Portfolio Shares in the transactions contemplated by this Agreement, and the Target Portfolio shall furnish all information concerning the Target Portfolio and the holders of the Target Portfolio’s shares as may be reasonably requested in connection with any such action.

D. Access to Information. During the period prior to the Closing Date, the Target Portfolio shall make available to the Acquiring Portfolio a copy of each report, schedule, registration statement and other document (the “Documents”) filed or received by it during such period pursuant to the requirements of federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Portfolio shall make available to the Target Portfolio each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law).

E. Shareholder Meetings. The Target Portfolio shall call a meeting of the Target Portfolio shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and proxy card to each shareholder of the Target Portfolio as of the record date for such meeting of shareholders.

F. Portfolios. The Acquiring Portfolio will retain a substantial portion of the Target Portfolio’s “historic” assets (those not acquired in anticipation of the Reorganization) following the Reorganization. The Target Portfolio and Acquiring Portfolio covenant and agree, however, to dispose of certain assets prior to the Closing Date if and to the extent necessary, so that at Closing, when the Assets are added to the Acquiring Portfolio’s portfolio, the resulting portfolio will meet the Acquiring Portfolio’s investment objective, policies and restrictions, as set forth in the Acquiring Portfolio’s Prospectus, a copy of which has been delivered to the Target Portfolio. Nothing herein will require the Target Portfolio to dispose of any portion of the Assets if, in the reasonable judgment of the Target Portfolio’s Directors or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code.

G. Distribution of Shares. The Target Portfolio covenants that at closing it shall cause to be distributed the Acquiring Portfolio Shares in the proper pro rata amount for the benefit of Target Portfolio’s shareholders and that the Target Portfolio shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Target Portfolio covenants to use all reasonable efforts to cooperate with the Acquiring Portfolio and the Acquiring Portfolio’s transfer agent in the distribution of said shares. The Target Portfolio covenants further that, pursuant to Section 3(G) hereof, it shall liquidate and dissolve as promptly as practicable after the Closing Date.

H. Brokers or Finders. Except as disclosed in writing to the other party prior to the date hereof, each of the Target Portfolio and the Acquiring Portfolio represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

I. Additional Agreements. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement, the proper officers of each party to this Agreement shall take all such necessary action.

J. Public Announcements. For a period of time from the date of this Agreement to the Closing Date, the Target Portfolio and the Acquiring Portfolio will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law.

K. Tax Status of Reorganization. The intention of the parties is that the transactions contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Portfolio nor the Target Portfolio shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Portfolio and the Target Portfolio will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden Arps”), special counsel to the Acquiring Portfolio and the Target Portfolio, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by Skadden Arps).

L. Declaration of Dividend. At or immediately prior to the Closing Date, the Target Portfolio shall declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7.	Conditions to Obligations of the Target Portfolio.

The obligations of the Target Portfolio hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Target Portfolio:

A. Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of a “Majority of the Outstanding Voting Securities” (as defined in the Investment Company Act of 1940) of the Target Portfolio.

B. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquiring Portfolio contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Portfolio as of the Closing Date, and the Target Portfolio shall have received a certificate of an authorized officer of the Acquiring Portfolio satisfactory in form and substance to the Target Portfolio so stating. The Acquiring Portfolio shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

E. No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an “Injunction”) preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Portfolio.

F. Tax Opinion. The Target Portfolio shall have obtained an opinion from Skadden Arps, special counsel for the Target Portfolio, dated as of the Closing Date, addressed to the Target Portfolio, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Skadden Arps may reasonably request and the Target Portfolio and the Acquiring Portfolio will cooperate to make and certify the accuracy of such representations.

G. Officer Certificates. The Target Portfolio shall have received a certificate of an authorized officer of the Acquiring Portfolio, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Acquiring Portfolio.

8.	Conditions to Obligations of the Acquiring Portfolio.

The obligations of the Acquiring Portfolio hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Acquiring Portfolio:

A. Representations, Warranties, and Agreements. Each of the representations and warranties of the Target Portfolio contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Portfolio as of the Closing Date, and the Acquiring Portfolio shall have received a certificate of an authorized officer of the Target Portfolio satisfactory in form and substance to the Acquiring Portfolio so stating. The Target Portfolio shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

B. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

C. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

D. No Injunctions or Restrains; Illegality. No Injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

E. Tax Opinion. The Acquiring Portfolio shall have obtained an opinion from Skadden Arps, special counsel for the Acquiring Portfolio, dated as of the Closing Date, addressed to the Acquiring Portfolio, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Skadden Arps may reasonably request and the Target Portfolio and the Acquiring Portfolio will cooperate to make and certify the accuracy of such representations.

F. Shareholder List. The Target Portfolio shall have delivered to the Acquiring Portfolio an updated list of all shareholders of the Target Portfolio, as reported by the Target Portfolio’s transfer agent, as of one (1) business day prior to the Closing Date with each shareholder’s respective holdings in the Target Portfolio, taxpayer identification numbers, Form W9 and last known address.

H. Officer Certificates. The Acquiring Portfolio shall have received a certificate of an authorized officer of the Target Portfolio, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 hereof are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Target Portfolio and by Target Portfolio shareholders.

9.	Amendment, Waiver and Termination.

A. The parties hereto may, by agreement in writing authorized by Board on behalf of each of the Target Portfolio and the Acquiring Portfolio, amend this Agreement at any time before or after approval thereof by the shareholders of the Target Portfolio; provided, however, that after receipt of Target Portfolio shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining Target Portfolio’s shareholder approval thereof.

B. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

C. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

i.	by the consent of the Board on behalf of each of the Target Portfolio and the Acquiring Portfolio;

ii.	by the Target Portfolio, if the Acquiring Portfolio breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iii.	by the Acquiring Portfolio, if the Target Portfolio breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iv.	by either the Target Portfolio or the Acquiring Portfolio, if the Closing has not occurred on or prior to December 31, 2012 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the closing to occur on or before such date);

v.	by the Acquiring Portfolio in the event that: (a) all the conditions precedent to the Target Portfolio’s obligation to close, as set forth in Section 7 hereof, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Acquiring Portfolio gives the Target Portfolio written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all conditions precedent to the Acquiring Portfolio’s obligation to close, as set forth in Section 8 hereof; and (c) the Target Portfolio then fails or refuses to close within the earlier of five (5) business days or December 31, 2012; or

vi.	by the Target Portfolio in the event that: (a) all the conditions precedent to the Acquiring Portfolio’s obligation to close, as set forth in Section 8 hereof have been fully satisfied (or can be fully satisfied at the Closing); (b) the Target Portfolio gives the Acquiring Portfolio written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all the conditions precedent to the Target Portfolio’s obligation to close, as set forth in Section 7 hereof; and (c) the Acquiring Portfolio then fails or refuses to close within the earlier of five (5) business days or December 31, 2012.

10.	Remedies.

In the event of termination of this Agreement by either or both of the Target Portfolio and Acquiring Portfolio pursuant to Section 9(C) hereof, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.

11.	Survival of Warranties and Indemnification.

A. Survival. The representations and warranties included or provided for herein, or in the schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three (3) year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the “Survival Period.” Notwithstanding anything set forth in the immediately preceding sentence, the right of the Acquiring Portfolio and the Target Portfolio to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Acquiring Portfolio or the Target Portfolio be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

B. Indemnification. Each party (an “Indemnitor”) shall indemnify and hold the other and its trustees, officers, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees), including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such

Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

C. Indemnification Procedure. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.	Survival.

The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13.	Notices.

All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Portfolio shall be addressed to the Target Portfolio c/o Thrivent Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, Attention: Chief Legal Officer, or at such other address as the Target Portfolio may designate by written notice to the Acquiring Portfolio. Notice to the Acquiring Portfolio shall be addressed to the Acquiring Portfolio c/o Thrivent Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Portfolio may designate by written notice to the Target Portfolio. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14.	Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

15.	Books and Records.

The Target Portfolio and the Acquiring Portfolio agree that copies of the books and records of the Target Portfolio relating to the Assets including, but not limited to, all files, records, written materials (e.g., closing transcripts, surveillance files and credit reports) shall be delivered by the Target Portfolio to the Acquiring Portfolio on or prior to the Closing Date. In addition to, and without limiting the foregoing, the Target Portfolio and the Acquiring Portfolio agree to take such action as may be necessary in order that the Acquiring Portfolio shall have reasonable access to such other books and records as may be reasonably requested, all for three (3) complete fiscal and tax years after the Closing Date; namely, general ledgers, journal entries, voucher registers, distribution journals, payroll registers, monthly balance owing reports, income tax returns, tax depreciation schedules, and investment tax credit basis schedules.

16.	General.

This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed, or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Fund on behalf of the Target Portfolio and by the Fund on behalf of the Acquiring Portfolio and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties hereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota without regard to principles of conflicts or choice of law.

17.	Limitation of Liability.

It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents or employees of the Fund personally, but shall bind only the property of the Fund, as provided in the Articles of Incorporation. The execution and delivery of this Agreement have been authorized by the Directors and signed by an authorized officer of the Fund, acting as such, and neither such authorization by such Directors nor such execution and delivery by such officer shall be deemed to have been made by any of them personally, but shall bind only the property of the Fund as provided in the Articles of Incorporation. The obligations of any series of the Fund hereunder shall be the exclusive obligation of that series and the parties hereto can only look to the assets of that series to satisfy any debt or obligation incurred by that series hereunder.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

Thrivent Series Fund, Inc. On Behalf of Its Series, Thrivent Large Cap Growth Portfolio II

Name: Russell W. Swansen Title: President

Attest:

Name: David S. Royal Title: Secretary

Thrivent Series Fund, Inc. On Behalf of Its Series, Thrivent Large Cap Growth Portfolio

Name: Russell W. Swansen Title: President

Attest:

Name: David S. Royal Title: Secretary

APPENDIX E

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of             , 2012 by Thrivent Series Fund, Inc. (the “Fund”), a Minnesota corporation, on behalf of its series, Thrivent Mid Cap Growth Portfolio (the “Acquiring Portfolio”) and Thrivent Mid Cap Growth Portfolio II (the “Target Portfolio”).

W I T N E S S E T H:

WHEREAS, the Board of Directors of the Fund, on behalf of each of the Acquiring Portfolio and the Target Portfolio, has determined that entering into this Agreement whereby the Target Portfolio would transfer all of its assets and liabilities to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio, is in the best interests of the Acquiring Portfolio and the Target Portfolio; and

WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Plan of Transaction.

A. Transfer of Assets. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Target Portfolio will convey, transfer and deliver to the Acquiring Portfolio at the closing, provided for in Section 2 hereof, all of the existing assets of the Target Portfolio (including accrued interest to the Closing Date) (as defined below)), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the “Assets”).

B. Consideration. In consideration thereof, the Acquiring Portfolio agrees that the Acquiring Portfolio at the closing will (i) deliver to the Target Portfolio, full and fractional shares of beneficial interest, par value $0.01 per share, of the Acquiring Portfolio having net asset values per share calculated as provided in Section 3(A) hereof, in an amount equal to the aggregate dollar value of the Assets determined pursuant to Section 3(A) hereof net of any liabilities of the Target Portfolio described in Section 3(E) hereof (the “Liabilities”) (collectively, the “Acquiring Portfolio Shares”) and (ii) assume all of the Liabilities of the Target Portfolio. The calculation of full and fractional Acquiring Portfolio Shares to be exchanged shall be carried out to no less than two (2) decimal places. All Acquiring Portfolio Shares delivered to the Target Portfolio in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fees being imposed.

2.	Closing of the Transaction.

A. Closing Date. The closing shall occur after the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Portfolio at which this Agreement will be considered and approved, or such later date as determined by the Fund’s secretary (the “Closing Date”). On the Closing Date, the Acquiring Portfolio shall deliver to the Target Portfolio the Acquiring Portfolio Shares in the amount determined pursuant to Section 1(B) hereof and the Target Portfolio thereafter shall, in order to effect the distribution of such shares to the Target Portfolio shareholders, instruct the Acquiring Portfolio to register the pro rata interest in the Acquiring Portfolio Shares (in full and fractional shares) of each of the holders of record of shares of the Target Portfolio in accordance with their holdings of shares of the Target Portfolio and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Portfolio agrees promptly to comply with said instruction. The Acquiring Portfolio shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

3.	Procedure for Reorganization.

A. Valuation. The value of the Assets and Liabilities of the Target Portfolio to be transferred and assumed, respectively, by the Acquiring Portfolio shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Portfolio (collectively, the “Acquiring Portfolio Prospectus”), copies of which have been delivered to the Target Portfolio.

B. Delivery of Portfolio Assets. The Assets shall be delivered to State Street Bank and Trust Company as Custodian for the Acquiring Portfolio or such other custodian as designated by the Acquiring Portfolio (collectively the “Custodian”) for the benefit of the Acquiring Portfolio, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers.

C. Failure to Deliver Securities. If the Target Portfolio is unable to make delivery pursuant to Section 3(B) hereof to the Custodian of any of the securities of the Target Portfolio for the reason that any such securities purchased by the Target Portfolio have not yet been delivered it by the Target Portfolio’s broker or brokers, then, in lieu of such delivery, the Target Portfolio shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of such broker or brokers, together with such other documents as may be required by the Acquiring Portfolio or Custodian, including brokers’ confirmation slips.

D. Shareholder Accounts. The Acquiring Portfolio, in order to assist the Target Portfolio in the distribution of the Acquiring Portfolio Shares to the Target Portfolio shareholders after delivery of the Acquiring Portfolio Shares to the Target Portfolio, will establish pursuant to the request of the Target Portfolio an open account with the Acquiring Portfolio for each shareholder of the Target Portfolio and, upon request by the Target Portfolio, shall transfer to such accounts, the exact number of Acquiring Portfolio Shares then held by the Target Portfolio specified in the instruction provided pursuant to Section 2 hereof.

E. Liabilities. The Liabilities shall include all of the Target Portfolio’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

F. Expenses. In the event that the transactions contemplated herein are consummated, the Target Portfolio shall pay the expenses of the Reorganization, including the costs of the special meeting of shareholders of the Target Portfolio. In addition, as part of the Reorganization, the Target Portfolio will write off its remaining unamortized organizational expenses, which shall be reimbursed by Thrivent Financial for Lutherans (or an affiliate thereof). In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable expenses for services provided by third-party vendors incurred to the date of termination of this Agreement shall be borne by Thrivent Financial for Lutherans (or an affiliate thereof).

G. Dissolution. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Target Portfolio shall voluntarily dissolve and completely liquidate by taking, in accordance with the laws of the State of Minnesota and federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Target Portfolio. Immediately after the Closing Date, the share transfer books relating to the Target Portfolio shall be closed and no transfer of shares shall thereafter be made on such books.

4.	Representations and Warranties of the Target Portfolio.

The Target Portfolio hereby represents and warrants to the Acquiring Portfolio, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Portfolio that:

A. Organization. The Fund is a corporation, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of its jurisdiction of organization. The Target Portfolio is a separate series of the Fund duly organized in accordance with the applicable provisions of the Articles of Incorporation of the Fund, as amended through the date hereof (the “Articles of Incorporation”). The Fund and the Target Portfolio are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Portfolio. The Fund and the Target Portfolio have all material federal, state and local authorizations necessary to own all of the Target Portfolio’s properties and assets and to carry on the Target Portfolio’s business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Portfolio.

B. Registration. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded. The Target Portfolio is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding common shares of beneficial interest of the Target Portfolio have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Target Portfolio audited as of and for the year ended December 31, 2011, true and complete copies of which have been heretofore furnished to the Acquiring Portfolio, fairly represent the financial condition and the results of operations of the Target Portfolio as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Target Portfolio shall furnish to the Acquiring Portfolio within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Target Portfolio’s operations as of, and for the periods ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Target Portfolio as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Target Portfolio not disclosed in the financial statements delivered pursuant to Sections 4(C) and 4(D) hereof which would materially affect the Target Portfolio’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Target Portfolio which would, if adversely determined, materially affect the Target Portfolio’s financial condition. All liabilities were incurred by the Target Portfolio in the ordinary course of its business.

F. Material Agreements. The Target Portfolio is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the most recent Prospectus and Statement of Additional Information of the Target Portfolio (collectively, the “Target Portfolio Prospectus”), there are no material agreements outstanding relating to the Target Portfolio to which the Target Portfolio is a party.

G. Statement of Earnings. As promptly as practicable, but in any case no later than 30 calendar days after the Closing Date, the Target Portfolio shall furnish the Acquiring Portfolio with a statement of the earnings and profits of the Target Portfolio within the meaning of the Code as of the Closing Date.

H. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Target Portfolio required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Target Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

I. Necessary Authority. The Fund on behalf of the Target Portfolio has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board on behalf of the Target Portfolio, and except for obtaining approval of the Target Portfolio shareholders, no other corporate acts or proceedings by the Fund on behalf of the Target Portfolio are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Fund on behalf of the Target Portfolio and constitutes a valid and binding obligation of the Target Portfolio enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principles of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

J. No Violation, Consents and Approvals. The execution, delivery and performance of this Agreement by the Fund on behalf of the Target Portfolio does not and will not (i) result in a material violation of any provision of the Fund’s or the Target Portfolio’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Target Portfolio, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Target Portfolio is subject, or (iv) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Target Portfolio. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Target Portfolio of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Target Portfolio of the transactions contemplated by this Agreement.

K. Absence of Changes. From the date of this Agreement through the Closing Date, there shall not have been:

i.	any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Target Portfolio, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business;

ii.	issued by the Target Portfolio any option to purchase or other right to acquire shares of the Target Portfolio to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Target Portfolio Prospectus;

iii.	any entering into, amendment or termination of any contract or agreement by the Target Portfolio, except as otherwise contemplated by this Agreement;

iv.	any indebtedness incurred, other than in the ordinary course of business, by the Target Portfolio for borrowed money or any commitment to borrow money entered into by the Target Portfolio;

v.	any amendment of the Fund’s or the Target Portfolio’s organizational documents; or

vi.	any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Portfolio other than a lien for taxes not yet due and payable.

L. Title. On the Closing Date, the Target Portfolio will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Portfolio will receive good and marketable title to such

Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable.

M. Prospectus/Proxy Statement. The Registration Statement on Form N-14 of the Fund (the “Registration Statement”) and the Prospectus/Proxy Statement contained therein (the “Prospectus/Proxy Statement”), as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conform and will conform as they relate to the Target Portfolio, in all material respects, to the applicable requirements of the applicable federal and state securities laws and the rules and regulations of the Securities and Exchange Commission (the “SEC”) thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4(M) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Portfolio furnished to the Target Portfolio by the Acquiring Portfolio.

N. Tax Qualification. The Target Portfolio has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

O. Fair Market Value. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Portfolio and those to which the Assets are subject.

P. Target Portfolio Liabilities. Except as otherwise provided for herein, the Target Portfolio shall use reasonable efforts, consistent with its ordinary operating procedures, to repay in full any indebtedness for borrowed money and have discharged or reserved against all of the Target Portfolio’s known debts, liabilities and obligations including expenses, costs and charges whether absolute or contingent, accrued or unaccrued.

5.	Representations and Warranties of the Acquiring Portfolio.

The Acquiring Portfolio hereby represents and warrants to the Target Portfolio, which representations and warranties are true and correct on the date hereof, and agrees with the Target Portfolio that:

A. Organization. The Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Acquiring Portfolio is a separate series of the Fund duly organized in accordance with the applicable provisions of the Articles of Incorporation. The Fund and the Acquiring are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Portfolio. The Fund and the Acquiring Portfolio have all material federal, state and local authorizations necessary to own all of the Acquiring Portfolio’s properties and assets and to carry on the Acquiring Portfolio’s business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Portfolio.

B. Registration. The Fund is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded. The Acquiring Portfolio is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of common stock of the Acquiring Portfolio have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Portfolio audited as of and for the year ended December 31, 2011, true and complete copies of which have been heretofore furnished to the Target Portfolio, fairly represent the financial condition and the results of operations of the Acquiring Portfolio as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Acquiring Portfolio shall furnish to the Target Portfolio within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Portfolio as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Acquiring Portfolio not disclosed in the financial statements delivered pursuant to Sections 5(C) and 5(D) hereof which would materially affect the Acquiring Portfolio’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Portfolio which would, if adversely determined, materially affect the Acquiring Portfolio’s financial condition. All liabilities were incurred by the Acquiring Portfolio in the ordinary course of its business.

F. Material Agreements. The Acquiring Portfolio is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and, except as referred to in the Acquiring Portfolio Prospectus there are no material agreements outstanding relating to the Acquiring Portfolio to which the Acquiring Portfolio is a party.

G. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Acquiring Portfolio required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

H. Necessary Authority. The Fund on behalf of the Acquiring Portfolio has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board on behalf of the Acquiring Portfolio, no other corporate acts or proceedings by the Acquiring Portfolio are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Fund on behalf of the Acquiring Portfolio and constitutes a valid and binding obligation of the Acquiring Portfolio enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by the Fund on behalf of the Acquiring Portfolio does not and will not (i) result in a material violation of any provision of the Fund’s or the Acquiring Portfolio’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Portfolio, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Portfolio is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Portfolio. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement.

J. Absence of Proceedings. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Portfolio which would materially affect its financial condition.

K. Acquiring Portfolio Shares: Registration. The Acquiring Portfolio Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act of 1933, as amended (the “Securities Act”), and all applicable state securities laws.

L. Acquiring Portfolio Shares: Authorization. The Acquiring Portfolio Shares to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and non-assessable, will not be subject to pre-emptive or dissenters’ rights and will conform in all material respects to the description thereof contained in the Acquiring Portfolio’s Prospectus furnished to the Target Portfolio.

M. Absence of Changes. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Portfolio, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business.

N. Registration Statement. The Registration Statement and the Prospectus/Proxy Statement as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as they relate to the Acquiring Portfolio, in all material respects, to the applicable requirements of the applicable federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Portfolio furnished to the Acquiring Portfolio by the Target Portfolio.

O. Tax Qualification. The Acquiring Portfolio has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

6.	Covenants.

During the period from the date of this Agreement and continuing until the Closing Date, the Target Portfolio and Acquiring Portfolio agree as follows (except as expressly contemplated or permitted by this Agreement):

A. Other Actions. The Target Portfolio and Acquiring Portfolio shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

B. Government Filings; Consents. The Fund shall file all reports required to be filed by the Target Portfolio and Acquiring Portfolio with the SEC between the date of this Agreement and the Closing Date and the Target Portfolio and Acquiring Portfolio shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Target Portfolio and the Acquiring Portfolio shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the appropriate federal and state officials.

C. Preparation of the Registration Statement and the Prospectus/Proxy Statement. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Target Portfolio or Acquiring Portfolio, as the case may be, required by the Securities Act or the Securities Exchange Act of 1934 and the rules and regulations thereunder, to be set forth in the Registration Statement or the Prospectus/Proxy Statement. The Target Portfolio shall promptly prepare the Prospectus/Proxy Statement and the Acquiring Portfolio shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Target Portfolio and its affiliated persons, the Acquiring Portfolio shall only include such information as is approved by the Target Portfolio for use in the Registration Statement. The Acquiring Portfolio shall not amend or supplement any such information regarding the Target Portfolio and such affiliates without the prior written consent of the Target Portfolio which consent shall not be unreasonably withheld or delayed. The Acquiring Portfolio shall promptly notify and provide the Target Portfolio with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Portfolio shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Portfolio shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Portfolio Shares in the transactions contemplated by this Agreement, and the Target Portfolio shall furnish all information concerning the Target Portfolio and the holders of the Target Portfolio’s shares as may be reasonably requested in connection with any such action.

D. Access to Information. During the period prior to the Closing Date, the Target Portfolio shall make available to the Acquiring Portfolio a copy of each report, schedule, registration statement and other document (the “Documents”) filed or received by it during such period pursuant to the requirements of federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Portfolio shall make available to the Target Portfolio each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law).

E. Shareholder Meetings. The Target Portfolio shall call a meeting of the Target Portfolio shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and proxy card to each shareholder of the Target Portfolio as of the record date for such meeting of shareholders.

F. Portfolios. The Acquiring Portfolio will retain a substantial portion of the Target Portfolio’s “historic” assets (those not acquired in anticipation of the Reorganization) following the Reorganization. The Target Portfolio and Acquiring Portfolio covenant and agree, however, to dispose of certain assets prior to the Closing Date if and to the extent necessary, so that at Closing, when the Assets are added to the Acquiring Portfolio’s portfolio, the resulting portfolio will meet the Acquiring Portfolio’s investment objective, policies and restrictions, as set forth in the Acquiring Portfolio’s Prospectus, a copy of which has been delivered to the Target Portfolio. Nothing herein will require the Target Portfolio to dispose of any portion of the Assets if, in the reasonable judgment of the Target Portfolio’s Directors or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code.

G. Distribution of Shares. The Target Portfolio covenants that at closing it shall cause to be distributed the Acquiring Portfolio Shares in the proper pro rata amount for the benefit of Target Portfolio’s shareholders and that the Target Portfolio shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Target Portfolio covenants to use all reasonable efforts to cooperate with the Acquiring Portfolio and the Acquiring Portfolio’s transfer agent in the distribution of said shares. The Target Portfolio covenants further that, pursuant to Section 3(G) hereof, it shall liquidate and dissolve as promptly as practicable after the Closing Date.

H. Brokers or Finders. Except as disclosed in writing to the other party prior to the date hereof, each of the Target Portfolio and the Acquiring Portfolio represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

I. Additional Agreements. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement, the proper officers of each party to this Agreement shall take all such necessary action.

J. Public Announcements. For a period of time from the date of this Agreement to the Closing Date, the Target Portfolio and the Acquiring Portfolio will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law.

K. Tax Status of Reorganization. The intention of the parties is that the transactions contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Portfolio nor the Target Portfolio shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Portfolio and the Target Portfolio will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden Arps”), special counsel to the Acquiring Portfolio and the Target Portfolio, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by Skadden Arps).

L. Declaration of Dividend. At or immediately prior to the Closing Date, the Target Portfolio shall declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7.	Conditions to Obligations of the Target Portfolio.

The obligations of the Target Portfolio hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Target Portfolio:

A. Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of a “Majority of the Outstanding Voting Securities” (as defined in the Investment Company Act of 1940) of the Target Portfolio.

B. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquiring Portfolio contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Portfolio as of the Closing Date, and the Target Portfolio shall have received a certificate of an authorized officer of the Acquiring Portfolio satisfactory in form and substance to the Target Portfolio so stating. The Acquiring Portfolio shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

E. No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an “Injunction”) preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Portfolio.

F. Tax Opinion. The Target Portfolio shall have obtained an opinion from Skadden Arps, special counsel for the Target Portfolio, dated as of the Closing Date, addressed to the Target Portfolio, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Skadden Arps may reasonably request and the Target Portfolio and the Acquiring Portfolio will cooperate to make and certify the accuracy of such representations.

G. Officer Certificates. The Target Portfolio shall have received a certificate of an authorized officer of the Acquiring Portfolio, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Acquiring Portfolio.

8.	Conditions to Obligations of the Acquiring Portfolio.

The obligations of the Acquiring Portfolio hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Acquiring Portfolio:

A. Representations, Warranties, and Agreements. Each of the representations and warranties of the Target Portfolio contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Portfolio as of the Closing Date, and the Acquiring Portfolio shall have received a certificate of an authorized officer of the Target Portfolio satisfactory in form and substance to the Acquiring Portfolio so stating. The Target Portfolio shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

B. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

C. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

D. No Injunctions or Restrains; Illegality. No Injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

E. Tax Opinion. The Acquiring Portfolio shall have obtained an opinion from Skadden Arps, special counsel for the Acquiring Portfolio, dated as of the Closing Date, addressed to the Acquiring Portfolio, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Skadden Arps may reasonably request and the Target Portfolio and the Acquiring Portfolio will cooperate to make and certify the accuracy of such representations.

F. Shareholder List. The Target Portfolio shall have delivered to the Acquiring Portfolio an updated list of all shareholders of the Target Portfolio, as reported by the Target Portfolio’s transfer agent, as of one (1) business day prior to the Closing Date with each shareholder’s respective holdings in the Target Portfolio, taxpayer identification numbers, Form W9 and last known address.

G. Officer Certificates. The Acquiring Portfolio shall have received a certificate of an authorized officer of the Target Portfolio, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 hereof are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Target Portfolio and by Target Portfolio shareholders.

9.	Amendment, Waiver and Termination.

A. The parties hereto may, by agreement in writing authorized by Board on behalf of each of the Target Portfolio and the Acquiring Portfolio, amend this Agreement at any time before or after approval thereof by the shareholders of the Target Portfolio; provided, however, that after receipt of Target Portfolio shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining Target Portfolio’s shareholder approval thereof.

B. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

C. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

i.	by the consent of the Board on behalf of each of the Target Portfolio and the Acquiring Portfolio;

ii.	by the Target Portfolio, if the Acquiring Portfolio breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iii.	by the Acquiring Portfolio, if the Target Portfolio breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iv.	by either the Target Portfolio or the Acquiring Portfolio, if the Closing has not occurred on or prior to December 31, 2012 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the closing to occur on or before such date);

v.	by the Acquiring Portfolio in the event that: (a) all the conditions precedent to the Target Portfolio’s obligation to close, as set forth in Section 7 hereof, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Acquiring Portfolio gives the Target Portfolio written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all conditions precedent to the Acquiring Portfolio’s obligation to close, as set forth in Section 8 hereof; and (c) the Target Portfolio then fails or refuses to close within the earlier of five (5) business days or December 31, 2012; or

vi.	by the Target Portfolio in the event that: (a) all the conditions precedent to the Acquiring Portfolio’s obligation to close, as set forth in Section 8 hereof have been fully satisfied (or can be fully satisfied at the Closing); (b) the Target Portfolio gives the Acquiring Portfolio written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all the conditions precedent to the Target Portfolio’s obligation to close, as set forth in Section 7 hereof; and (c) the Acquiring Portfolio then fails or refuses to close within the earlier of five (5) business days or December 31, 2012.

10.	Remedies.

In the event of termination of this Agreement by either or both of the Target Portfolio and Acquiring Portfolio pursuant to Section 9(C) hereof, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.

11.	Survival of Warranties and Indemnification.

A. Survival. The representations and warranties included or provided for herein, or in the schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three (3) year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the “Survival Period.” Notwithstanding anything set forth in the immediately preceding sentence, the right of the Acquiring Portfolio and the Target Portfolio to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Acquiring Portfolio or the Target Portfolio be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

B. Indemnification. Each party (an “Indemnitor”) shall indemnify and hold the other and its trustees, officers, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees), including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such

Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

C. Indemnification Procedure. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.	Survival.

The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13.	Notices.

All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Portfolio shall be addressed to the Target Portfolio c/o Thrivent Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, Attention: Chief Legal Officer, or at such other address as the Target Portfolio may designate by written notice to the Acquiring Portfolio. Notice to the Acquiring Portfolio shall be addressed to the Acquiring Portfolio c/o Thrivent Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Portfolio may designate by written notice to the Target Portfolio. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14.	Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

15.	Books and Records.

The Target Portfolio and the Acquiring Portfolio agree that copies of the books and records of the Target Portfolio relating to the Assets including, but not limited to, all files, records, written materials (e.g., closing transcripts, surveillance files and credit reports) shall be delivered by the Target Portfolio to the Acquiring Portfolio on or prior to the Closing Date. In addition to, and without limiting the foregoing, the Target Portfolio and the Acquiring Portfolio agree to take such action as may be necessary in order that the Acquiring Portfolio shall have reasonable access to such other books and records as may be reasonably requested, all for three (3) complete fiscal and tax years after the Closing Date; namely, general ledgers, journal entries, voucher registers, distribution journals, payroll registers, monthly balance owing reports, income tax returns, tax depreciation schedules, and investment tax credit basis schedules.

16.	General.

This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed, or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Fund on behalf of the Target Portfolio and by the Fund on behalf of the Acquiring Portfolio and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties hereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota without regard to principles of conflicts or choice of law.

17.	Limitation of Liability.

It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents or employees of the Fund personally, but shall bind only the property of the Fund, as provided in the Articles of Incorporation. The execution and delivery of this Agreement have been authorized by the Directors and signed by an authorized officer of the Fund, acting as such, and neither such authorization by such Directors nor such execution and delivery by such officer shall be deemed to have been made by any of them personally, but shall bind only the property of the Fund as provided in the Articles of Incorporation. The obligations of any series of the Fund hereunder shall be the exclusive obligation of that series and the parties hereto can only look to the assets of that series to satisfy any debt or obligation incurred by that series hereunder.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

Thrivent Series Fund, Inc. On Behalf of Its Series, Thrivent Mid Cap Growth Portfolio II

Name: Russell W. Swansen Title: President

Attest:

Name: David S. Royal Title: Secretary

Thrivent Series Fund, Inc. On Behalf of Its Series, Thrivent Mid Cap Growth Portfolio

Name: Russell W. Swansen Title: President

Attest:

Name: David S. Royal Title: Secretary